UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00560

John Hancock Investment Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS

This report on Form N-CSR relates solely to twelve of the Registrant’s annual reports to shareholders for the year ended October 31, 2020. The first report applies to John Hancock Balanced Fund, the second report applies to John Hancock Fundamental Large Cap Core Fund, the third report applies to John Hancock Seaport Long/Short Fund, the fourth report applies to John Hancock Disciplined Value International Fund, the fifth report applies to John Hancock Emerging Markets Equity Fund, the sixth report applies to John Hancock ESG All Cap Core Fund, the seventh report applies to John Hancock ESG Large Cap Core Fund, the eighth report applies to John Hancock ESG International Equity Fund, the ninth report applies to John Hancock Global Thematic Opportunities Fund, the tenth report applies to John Hancock International Dynamic Growth Fund, the eleventh report applies to John Hancock Diversified Macro Fund, and the twelfth report applies to John Hancock Alternative Risk Premia Fund.

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31,2020.The governments of many nations worked to shore up their economies, equity markets began to rise, and credit spreads rebounded off their highs as liquidity concerns eased.

Of course it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Balanced Fund

2	Your fund at a glance

5	Manager’s discussion of fund performance

7	A look at performance

9	Your expenses

11	Fund’s investments

42	Financial statements

46	Financial highlights

53	Notes to financial statements

64	Report of independent registered public accounting firm

65	Tax information

66	Continuation of investment advisory and subadvisory agreements

73	Trustees and Officers

77	More information

1	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Favorable relative performance

The fund outperformed a 60%/40% blend of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Index, due to a combination of strong results in the equity and fixed-income portfolio, as well as a timely underweight in equities during the early 2020 market sell-off.

Strong equity security selection aided performance
The fund’s equity portfolio benefited from positive stock picking, particularly in the consumer discretionary and financials sectors.

An underweight in equities also helped performance
As equity valuations continued to rise, we further brought down the fund’s equity allocation, finishing the period at roughly 52% of net assets, down several percentage points from a year earlier.

PORTFOLIO COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	4

Manager’s discussion of fund performance

How did the fund perform during the 12 months ended October 31, 2020?

The fund outperformed its blended benchmark, a 60%/40% blend of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index. Throughout the period, the fund was underweight in equities, and this stance particularly helped results when stock prices plunged in February and March with the initial spread of COVID-19.The fund’s fixed-income positioning also contributed, given the outperformance of its bond investments relative to the fixed-income category. Finally, the fund’s equity portfolio further added to results this period, as this portfolio segment outperformed the equity index.

What most influenced results in the equity portfolio?

Security selection across multiple categories, especially in the consumer discretionary and financials sectors, contributed to relative performance, while picks in industrials were a partly offsetting negative factor. Individually, one of the fund’s top contributors was PayPal Holdings, Inc. This leading online payment processor continued to benefit from the ongoing transition from in-person to electronic commerce, a trend that’s only accelerated with COVID-19.Similarly,online retail giant Amazon.com, Inc. experienced a better business environment during the pandemic, as people’s comfort with shopping virtually continued to increase. Home products retailer Lowe’s Companies, Inc. was a third contributor.

One of the fund’s largest individual detractors was The Boeing Company. Shares of this aircraft manufacturer lagged due to sharply falling demand for air travel amid the pandemic. We saw better risk/reward opportunity elsewhere in the market and

TOP 5 EQUITY HOLDINGS AS OF 10/31/2020 (% of net assets)		TOP 5 BOND ISSUERS AS OF 10/31/2020 (% of net assets)
Amazon.com, Inc.	3.7	U.S. Treasury	7.4

Microsoft Corp.	3.6	Federal National Mortgage Association	6.2

Alphabet, Inc., Class A	3.2	Federal Home Loan Mortgage Corp.	3.9

Apple, Inc.	2.8	Ford Motor Company	0.7

Walmart, Inc.	1.9	Government National Mortgage

TOTAL	15.2	Association	0.5

		TOTAL	18.7

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

5	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

sold the fund’s position in May. Another detractor was JPMorgan Chase & Co., which, like other banks, struggled due to concern about the negative financial impact of lower interest rates on its business and the potential for deteriorating consumer and business credit quality. Also hampering results was Valero Energy, Inc., an energy refining and transportation company hurt by sluggish energy demand.

MANAGED BY Michael J. Scanlon, Jr., CFA Jeffrey N. Given, CFA Susan A. Curry

What factors influenced the performance of the fund’s fixed-income portfolio?

The fund benefited from an overweight in investment-grade corporate bonds and from a more limited exposure to U.S. Treasuries, given their relative underperformance. The fund also modestly benefited from its longer relative duration (greater interest-rate sensitivity) as interest rates reached historic lows. Security selection was mixed but was positive overall, primarily due to high-yield corporate securities.

What changes did you make to the fund’s asset allocation?

The fund remained underweight in equities for the entire period, starting at roughly 58% and finishing at approximately 52%.This shift reflected our view that stock prices, after their sharp drop in the first quarter of 2020, were significantly elevated off their lows and offered what we saw as a less desirable risk/reward trade-off.

The views expressed in this report are exclusively those of Michael J. Scanlon, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 10-31-20	as of 10-31-20

Class A	5.13	7.18	7.78	41.42	111.53	0.91	0.90

Class C	8.34	7.42	7.52	43.01	106.49	0.25	0.24

Class I1	10.41	8.49	8.63	50.31	128.86	1.26	1.25

Class R2[1,2]	10.03	8.07	8.25	47.42	121.04	0.68	0.67

Class R4[1]	10.24	8.33	8.44	49.21	124.89	1.13	1.02

Class R5[1]	10.48	8.55	8.67	50.73	129.73	1.33	1.32

Class R6[1,2]	10.52	8.61	8.70	51.15	130.29	1.37	1.37
Index 1††	9.71	11.71	13.01	73.97	239.87	—	—
Index 2††	6.19	4.08	3.55	22.14	41.77	—	—

Index 3††	8.96	8.89	9.39	53.10	145.30	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales chargeson Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. There turns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5% to 4.5% effective 8-1-19. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	1.08	1.78	0.78	1.18	1.03	0.73	0.68

Net (%)	1.07	1.77	0.77	1.17	0.92	0.72	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. There turn and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance maybe higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers

†† Index 1 is the S&P 500 Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

7	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C3	10-31-10	20,649	20,649	33,987	14,177	24,530
Class I1	10-31-10	22,886	22,886	33,987	14,177	24,530
Class R2[1,2]	10-31-10	22,104	22,104	33,987	14,177	24,530
Class R4[1]	10-31-10	22,489	22,489	33,987	14,177	24,530
Class R5[1]	10-31-10	22,973	22,973	33,987	14,177	24,530
Class R6[1,2]	10-31-10	23,029	23,029	33,987	14,177	24,530

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.

The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectus.

[2]

Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered 9-1-11. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[3]	The contingent deferred sales charge is not applicable.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

◾	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

◾	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31,2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31,2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return).It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

9	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,095.70	$5.48	1.04%
	Hypothetical example	1,000.00	1,019.90	5.28	1.04%
Class C	Actual expenses/actual returns	1,000.00	1,092.00	9.31	1.77%
	Hypothetical example	1,000.00	1,016.20	8.97	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,097.90	3.96	0.75%
	Hypothetical example	1,000.00	1,021.40	3.81	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,095.40	5.90	1.12%
	Hypothetical example	1,000.00	1,019.50	5.69	1.12%
Class R4	Actual expenses/actual returns	1,000.00	1,096.60	4.48	0.85%
	Hypothetical example	1,000.00	1,020.90	4.32	0.85%
Class R5	Actual expenses/actual returns	1,000.00	1,097.80	3.69	0.70%
	Hypothetical example	1,000.00	1,021.60	3.56	0.70%
Class R6	Actual expenses/actual returns	1,000.00	1,097.80	3.37	0.64%
	Hypothetical example	1,000.00	1,021.90	3.25	0.64%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	10

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 52.5%		$1,553,417,244
(Cost $942,734,268)

Communication services 8.2%		243,307,690

Diversified telecommunication services 1.6%

Verizon Communications, Inc.	863,921	49,234,858

Interactive media and services 4.7%

Alphabet, Inc., Class A (A)	58,502	94,545,667

Facebook, Inc., Class A (A)	168,463	44,324,300

Media 1.9%

Comcast Corp., Class A	1,306,886	55,202,865

Consumer discretionary 7.3%		215,419,228

Internet and direct marketing retail 3.7%

Amazon.com, Inc. (A)	35,830	108,785,223

Multiline retail 1.5%

Dollar General Corp.	216,542	45,194,481

Specialty retail 2.1%

Lowe’s Companies, Inc.	304,371	48,121,055

Ulta Beauty, Inc. (A)	64,412	13,318,469

Consumer staples 4.1%		122,325,561

Beverages 0.4%

Anheuser-Busch InBev SA/NV	216,236	11,185,029

Food and staples retailing 2.5%

Sysco Corp.	321,846	17,801,302

Walmart, Inc.	405,841	56,310,439

Household products 1.2%

The Procter & Gamble Company	270,086	37,028,791

Energy 0.9%		26,847,020

Oil, gas and consumable fuels 0.9%

ConocoPhillips	269,681	7,718,270

Devon Energy Corp.	423,727	3,783,882

Pioneer Natural Resources Company	40,609	3,230,852

Suncor Energy, Inc.	413,665	4,670,278

Valero Energy Corp.	192,793	7,443,738

Financials 6.3%		186,395,636

Banks 2.4%

Citizens Financial Group, Inc.	660,186	17,990,069

JPMorgan Chase & Co.	481,591	47,215,182

SVB Financial Group (A)	26,874	7,812,272

11	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Financials (continued)

Capital markets 1.2%

BlackRock, Inc.	31,081	$18,624,046

The Goldman Sachs Group, Inc.	85,738	16,207,912

Consumer finance 0.6%

Discover Financial Services	268,337	17,444,588

Diversified financial services 1.7%

Berkshire Hathaway, Inc., Class B (A)	245,599	49,586,438

Insurance 0.4%

Arthur J. Gallagher & Company	111,032	11,515,129

Health care 8.3%		244,369,850

Biotechnology 1.5%

Alexion Pharmaceuticals, Inc. (A)	141,342	16,274,118

Gilead Sciences, Inc.	195,394	11,362,161

Incyte Corp. (A)	135,683	11,755,575

Sage Therapeutics, Inc. (A)	42,503	3,118,870

Health care equipment and supplies 2.5%

Abbott Laboratories	366,674	38,541,104

Danaher Corp.	155,306	35,648,939

Health care providers and services 1.1%

UnitedHealth Group, Inc.	108,663	33,157,428

Life sciences tools and services 0.9%

PerkinElmer, Inc.	41,878	5,425,295

Thermo Fisher Scientific, Inc.	46,487	21,993,929

Pharmaceuticals 2.3%

AstraZeneca PLC	155,356	15,598,653

Eli Lilly & Company	153,616	20,040,743

Johnson & Johnson	149,110	20,444,472

Merck & Company, Inc.	146,371	11,008,563

Industrials 3.3%		98,576,321

Aerospace and defense 0.5%

Northrop Grumman Corp.	54,575	15,816,927

Industrial conglomerates 1.4%

Honeywell International, Inc.	149,528	24,664,644

Roper Technologies, Inc.	42,614	15,824,283

Machinery 1.4%

Deere & Company	99,047	22,375,708

Xylem, Inc.	228,308	19,894,759

Information technology 11.7%		345,163,692

Communications equipment 1.1%

Cisco Systems, Inc.	912,156	32,746,400

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	12

	Shares	Value

Information technology (continued)

IT services 1.7%

Fidelity National Information Services, Inc.	92,526	$11,527,814

PayPal Holdings, Inc. (A)	203,674	37,909,842

Semiconductors and semiconductor equipment 2.1%

Broadcom, Inc.	123,572	43,204,478

Micron Technology, Inc. (A)	399,785	20,125,177

Software 4.0%

Microsoft Corp.	517,590	104,796,447

SAP SE, ADR	114,005	12,179,154

Technology hardware, storage and peripherals 2.8%

Apple, Inc.	759,456	82,674,380

Materials 1.2%		36,136,529

Chemicals 0.5%

Linde PLC	64,740	14,264,812

Metals and mining 0.7%

Franco-Nevada Corp.	97,426	13,278,982

Lundin Mining Corp.	740,559	4,474,593

Teck Resources, Ltd., Class B	313,341	4,118,142

Real estate 1.0%		28,502,199

Equity real estate investment trusts 1.0%

American Tower Corp.	64,262	14,757,768

Digital Realty Trust, Inc.	95,249	13,744,431

Utilities 0.2%		6,373,518

Independent power and renewable electricity producers 0.2%

Brookfield Renewable Corp., Class A	93,960	6,273,709

Multi-utilities 0.0%

Dominion Energy, Inc.	961	99,809

Preferred securities 0.1%		$2,738,450

(Cost $2,604,842)

Financials 0.0%		891,940

Banks 0.0%

GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.065% (B)	26,792	689,626

Wells Fargo & Company, 7.500%	150	202,314

Information technology 0.1%		999,592

Semiconductors and semiconductor equipment 0.1%

Broadcom, Inc., 8.000%	840	999,592

13	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value

Utilities 0.0%				$846,918

Electric utilities 0.0%

NextEra Energy, Inc., 5.279%			14,250	704,663

The Southern Company, 6.750%			1,552	75,024

Multi-utilities 0.0%

DTE Energy Company, 6.250%			1,413	67,231

	Rate (%)	Maturity date	Par value^	Value

U.S. Government and Agency obligations 17.3%				$511,611,578

(Cost $496,479,524)

U.S. Government 7.4%				219,348,644

U.S. Treasury

Bond	1.250	05-15-50	13,663,000	12,335,127

Bond	2.250	08-15-49	20,045,000	22,867,743

Bond	2.500	02-15-45	10,260,000	12,209,400

Bond	2.750	11-15-42	37,090,000	45,949,584

Bond	3.000	02-15-47	684,000	892,780

Bond	3.125	11-15-41	16,558,000	21,678,044

Note	0.125	06-30-22	10,955,000	10,950,721

Note	0.125	07-31-22	10,715,000	10,708,722

Note	0.125	09-30-22	15,150,000	15,141,715

Note	0.250	09-30-25	41,317,000	41,061,996

Note	0.625	08-15-30	21,296,000	20,800,203

Note	1.625	09-30-26	4,465,000	4,752,609

U.S. Government Agency 9.9%				292,262,934

Federal Home Loan Mortgage Corp.

15 Yr Pass Thru	2.500	11-01-34	2,925,045	3,076,705

30 Yr Pass Thru	2.500	08-01-50	14,175,698	15,071,746

30 Yr Pass Thru	3.000	03-01-43	667,353	730,726

30 Yr Pass Thru	3.000	12-01-45	3,378,779	3,651,986

30 Yr Pass Thru	3.000	10-01-46	9,943,229	10,728,592

30 Yr Pass Thru	3.000	10-01-46	3,929,145	4,213,702

30 Yr Pass Thru	3.000	12-01-46	3,082,634	3,277,948

30 Yr Pass Thru	3.000	12-01-46	2,505,479	2,719,914

30 Yr Pass Thru	3.000	04-01-47	5,057,030	5,328,711

30 Yr Pass Thru	3.000	10-01-49	7,346,942	7,799,618

30 Yr Pass Thru	3.000	10-01-49	6,236,889	6,591,446

30 Yr Pass Thru	3.000	12-01-49	1,451,331	1,540,754

30 Yr Pass Thru	3.000	12-01-49	10,977,471	11,520,050

30 Yr Pass Thru	3.000	01-01-50	8,723,920	9,261,437

30 Yr Pass Thru	3.000	02-01-50	5,118,200	5,371,175

30 Yr Pass Thru	3.500	10-01-46	4,314,654	4,722,648

30 Yr Pass Thru	3.500	12-01-46	2,119,548	2,307,470

30 Yr Pass Thru	3.500	11-01-47	264,805	284,105

30 Yr Pass Thru	3.500	11-01-48	1,560,042	1,702,258

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	14

	Rate (%)	Maturity date	Par value^	Value

U.S. Government Agency (continued)

30 Yr Pass Thru	3.500	06-01-49	2,711,330	$2,902,586

30 Yr Pass Thru	4.000	11-01-47	1,069,177	1,146,839

30 Yr Pass Thru	4.000	08-01-48	1,241,240	1,347,352

30 Yr Pass Thru	4.500	03-01-41	1,382,757	1,547,702

30 Yr Pass Thru	5.500	11-01-39	786,665	919,679

Federal National Mortgage Association

30 Yr Pass Thru	2.000	09-01-50	14,879,642	15,445,598

30 Yr Pass Thru	2.000	09-01-50	4,646,999	4,838,272

30 Yr Pass Thru (C)	2.000	10-01-50	17,225,000	17,857,792

30 Yr Pass Thru	2.500	09-01-50	13,313,175	14,184,866

30 Yr Pass Thru	2.500	09-01-50	15,019,312	16,002,714

30 Yr Pass Thru	3.000	02-01-43	500,221	531,472

30 Yr Pass Thru	3.000	03-01-43	159,309	174,389

30 Yr Pass Thru	3.000	05-01-43	246,664	270,321

30 Yr Pass Thru	3.000	12-01-45	4,695,455	4,952,113

30 Yr Pass Thru	3.000	02-01-47	2,622,568	2,846,236

30 Yr Pass Thru	3.000	10-01-47	5,509,579	5,907,156

30 Yr Pass Thru	3.000	12-01-47	1,676,529	1,766,598

30 Yr Pass Thru	3.000	10-01-49	6,957,860	7,459,946

30 Yr Pass Thru	3.000	11-01-49	1,435,766	1,517,387

30 Yr Pass Thru	3.500	06-01-42	3,188,604	3,515,164

30 Yr Pass Thru	3.500	06-01-43	5,798,558	6,397,851

30 Yr Pass Thru	3.500	12-01-44	1,306,250	1,429,008

30 Yr Pass Thru	3.500	04-01-45	1,054,636	1,151,111

30 Yr Pass Thru	3.500	04-01-45	427,555	466,666

30 Yr Pass Thru	3.500	07-01-47	8,967,744	9,799,298

30 Yr Pass Thru	3.500	12-01-47	1,687,564	1,815,569

30 Yr Pass Thru	3.500	07-01-49	2,390,255	2,522,711

30 Yr Pass Thru	3.500	09-01-49	1,893,934	1,999,951

30 Yr Pass Thru	3.500	01-01-50	3,767,296	3,971,822

30 Yr Pass Thru	3.500	03-01-50	8,793,202	9,303,557

30 Yr Pass Thru	3.500	04-01-50	12,017,934	12,895,720

30 Yr Pass Thru	4.000	01-01-41	1,429,949	1,586,236

30 Yr Pass Thru	4.000	09-01-41	892,884	989,913

30 Yr Pass Thru	4.000	10-01-41	5,725,385	6,351,141

30 Yr Pass Thru	4.000	01-01-47	6,924,385	7,597,984

30 Yr Pass Thru	4.000	04-01-48	1,155,918	1,264,193

30 Yr Pass Thru	4.000	10-01-48	1,128,846	1,234,232

30 Yr Pass Thru	4.000	07-01-49	1,548,345	1,681,281

30 Yr Pass Thru	4.500	11-01-39	1,755,104	1,963,939

30 Yr Pass Thru	4.500	09-01-40	924,240	1,034,213

30 Yr Pass Thru	4.500	05-01-41	554,780	620,791

30 Yr Pass Thru	4.500	07-01-41	1,917,782	2,139,980

30 Yr Pass Thru	4.500	01-01-43	695,320	775,882

15	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

U.S. Government Agency (continued)

30 Yr Pass Thru	4.500	04-01-48	4,828,088	$5,307,515

30 Yr Pass Thru	4.500	07-01-48	2,703,814	2,923,295

30 Yr Pass Thru	7.000	06-01-32	740	876

30 Yr Pass Thru	7.500	04-01-31	1,478	1,740

30 Yr Pass Thru	8.000	01-01-31	1,099	1,286

Foreign government obligations 0.2%				$5,560,418

(Cost $4,955,354)

Qatar 0.1%				2,973,680

State of Qatar

Bond (D)	3.375	03-14-24	1,403,000	1,511,845

Bond (D)	5.103	04-23-48	1,060,000	1,461,835

Saudi Arabia 0.1%				2,586,738

Kingdom of Saudi Arabia

Bond (D)	4.375	04-16-29	2,200,000	2,586,738

Corporate bonds 23.9%				$706,650,975

(Cost $685,349,015)

Communication services 3.0%				89,382,482

Diversified telecommunication services 0.8%

AT&T, Inc.	2.300	06-01-27	1,244,000	1,290,755

AT&T, Inc.	3.100	02-01-43	1,923,000	1,825,045

AT&T, Inc.	3.650	06-01-51	528,000	517,304

AT&T, Inc.	3.800	02-15-27	1,056,000	1,188,274

C&W Senior Financing DAC (D)	6.875	09-15-27	1,180,000	1,242,540

CenturyLink, Inc. (D)	4.000	02-15-27	392,000	400,773

Cincinnati Bell, Inc. (D)	7.000	07-15-24	1,291,000	1,334,571

Frontier Communications Corp. (D)	5.875	10-15-27	201,000	204,769

GCI LLC (D)	4.750	10-15-28	583,000	601,773

Level 3 Financing, Inc. (D)	3.400	03-01-27	1,454,000	1,555,446

Liquid Telecommunications Financing PLC (D)	8.500	07-13-22	670,000	680,985

Radiate Holdco LLC (D)	6.500	09-15-28	801,000	825,030

Switch, Ltd. (D)	3.750	09-15-28	272,000	272,340

Telecom Argentina SA (D)	6.500	06-15-21	345,000	326,028

Telecom Argentina SA (D)	8.000	07-18-26	653,000	538,732

Telecom Italia Capital SA	7.200	07-18-36	1,485,000	1,873,550

Telecom Italia SpA (D)	5.303	05-30-24	1,140,000	1,233,423

Verizon Communications, Inc.	3.000	03-22-27	235,000	258,520

Verizon Communications, Inc.	4.329	09-21-28	1,756,000	2,105,655

Verizon Communications, Inc.	4.400	11-01-34	1,365,000	1,683,381

Verizon Communications, Inc.	4.862	08-21-46	2,383,000	3,153,694

Entertainment 0.3%

Activision Blizzard, Inc.	3.400	09-15-26	595,000	672,242

Cable One, Inc. (D)	4.000	11-15-30	448,000	454,720

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	16

	Rate (%)	Maturity date	Par value^	Value

Communication services (continued)

Entertainment (continued)

Lions Gate Capital Holdings LLC (D)	5.875	11-01-24	760,000	$714,400

Lions Gate Capital Holdings LLC (D)	6.375	02-01-24	49,000	47,040

Netflix, Inc.	4.875	04-15-28	2,410,000	2,710,527

Netflix, Inc. (D)	4.875	06-15-30	930,000	1,061,363

Netflix, Inc. (D)	5.375	11-15-29	230,000	269,388

Netflix, Inc.	5.875	11-15-28	1,835,000	2,192,449

Interactive media and services 0.1%

ANGI Group LLC (D)	3.875	08-15-28	589,000	582,374

Match Group Holdings II LLC (D)	4.125	08-01-30	611,000	623,984

National CineMedia LLC (D)	5.875	04-15-28	355,000	246,725

Twitter, Inc. (D)	3.875	12-15-27	676,000	708,989

Media 1.2%

Altice Financing SA (D)	5.000	01-15-28	351,000	340,470

Altice France Holding SA (D)	10.500	05-15-27	225,000	248,063

Charter Communications Operating LLC	4.200	03-15-28	2,183,000	2,474,394

Charter Communications Operating LLC	4.800	03-01-50	2,775,000	3,148,052

Charter Communications Operating LLC	5.750	04-01-48	2,885,000	3,587,278

Charter Communications Operating LLC	6.484	10-23-45	2,410,000	3,233,188

Comcast Corp.	3.999	11-01-49	265,000	318,869

Comcast Corp.	4.049	11-01-52	2,023,000	2,467,396

Comcast Corp.	4.150	10-15-28	5,236,000	6,226,833

Cox Communications, Inc. (D)	1.800	10-01-30	900,000	878,908

Cox Communications, Inc. (D)	2.950	10-01-50	1,232,000	1,178,925

CSC Holdings LLC (D)	4.625	12-01-30	212,000	211,943

CSC Holdings LLC (D)	5.375	02-01-28	360,000	382,500

CSC Holdings LLC (D)	5.750	01-15-30	1,504,000	1,607,844

CSC Holdings LLC	5.875	09-15-22	905,000	954,775

CSC Holdings LLC (D)	7.500	04-01-28	730,000	799,251

Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	1,350,000	1,335,501

LCPR Senior Secured Financing DAC (D)	6.750	10-15-27	765,000	812,813

MDC Partners, Inc. (D)	6.500	05-01-24	1,784,000	1,706,967

Meredith Corp.	6.875	02-01-26	1,717,000	1,422,964

Sirius XM Radio, Inc. (D)	5.000	08-01-27	1,657,000	1,735,708

Virgin Media Finance PLC (D)	5.000	07-15-30	334,000	332,330

WMG Acquisition Corp. (D)	5.500	04-15-26	800,000	830,000

Wireless telecommunication services 0.6%

Comunicaciones Celulares SA (D)	6.875	02-06-24	455,000	465,238

Millicom International Cellular SA (D)	5.125	01-15-28	200,000	210,000

MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	630,000	645,969

Oztel Holdings SPC, Ltd. (D)	6.625	04-24-28	785,000	769,977

SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (E)	6.875	07-19-27	1,999,000	1,897,551

17	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Communication services (continued)

Wireless telecommunication services (continued)

Sprint Corp.	7.875	09-15-23	1,120,000	$1,278,200

Telefonica Celular del Paraguay SA (D)	5.875	04-15-27	1,073,000	1,137,380

T-Mobile USA, Inc. (D)	2.050	02-15-28	2,402,000	2,430,752

T-Mobile USA, Inc. (D)	2.550	02-15-31	606,000	616,738

T-Mobile USA, Inc. (D)	3.300	02-15-51	2,190,000	2,112,605

T-Mobile USA, Inc. (D)	3.750	04-15-27	911,000	1,015,191

T-Mobile USA, Inc. (D)	3.875	04-15-30	2,393,000	2,688,200

T-Mobile USA, Inc. (D)	4.500	04-15-50	1,421,000	1,654,733

Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	2,383,000	2,828,187

Consumer discretionary 2.6%				76,682,785

Auto components 0.0%

Dealer Tire LLC (D)	8.000	02-01-28	314,000	321,065

Magna International, Inc.	2.450	06-15-30	431,000	451,981

Automobiles 0.8%

Daimler Finance North America LLC (D)	2.700	06-14-24	1,080,000	1,142,696

Daimler Finance North America LLC (D)	3.500	08-03-25	670,000	737,353

Daimler Finance North America LLC (D)	3.750	11-05-21	170,000	175,250

Ford Motor Credit Company LLC	4.125	08-17-27	1,319,000	1,299,215

Ford Motor Credit Company LLC	4.134	08-04-25	4,427,000	4,397,383

Ford Motor Credit Company LLC	5.113	05-03-29	2,379,000	2,471,186

Ford Motor Credit Company LLC	5.875	08-02-21	2,060,000	2,103,672

General Motors Company	5.400	04-01-48	655,000	745,182

General Motors Financial Company, Inc.	3.600	06-21-30	2,609,000	2,742,937

General Motors Financial Company, Inc.	4.000	01-15-25	652,000	699,122

General Motors Financial Company, Inc.	4.300	07-13-25	1,735,000	1,891,822

General Motors Financial Company, Inc.	5.200	03-20-23	1,358,000	1,473,504

Hyundai Capital America (D)	1.800	10-15-25	726,000	724,148

Hyundai Capital America (D)	2.375	10-15-27	726,000	730,848

Nissan Motor Acceptance Corp. (D)	3.450	03-15-23	725,000	744,804

Volkswagen Group of America Finance LLC (D)	2.900	05-13-22	1,668,000	1,722,305

Diversified consumer services 0.1%

GEMS MENASA Cayman, Ltd. (D)	7.125	07-31-26	280,000	277,200

Laureate Education, Inc. (D)	8.250	05-01-25	475,000	505,975

Service Corp. International	3.375	08-15-30	451,000	457,201

Sotheby’s (D)(F)	7.375	10-15-27	843,000	863,333

Hotels, restaurants and leisure 0.6%

Caesars Resort Collection LLC (D)	5.750	07-01-25	340,000	348,714

CCM Merger, Inc. (D)	6.000	03-15-22	764,000	776,606

CCM Merger, Inc. (D)	6.375	05-01-26	503,000	514,946

Choice Hotels International, Inc.	3.700	01-15-31	352,000	364,213

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	18

	Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)

Hotels, restaurants and leisure (continued)

Connect Finco SARL (D)	6.750	10-01-26	1,377,000	$1,386,914

Dave & Buster’s, Inc. (D)	7.625	11-01-25	203,000	199,194

Hilton Domestic Operating Company, Inc.	4.875	01-15-30	497,000	511,289

Hilton Domestic Operating Company, Inc. (D)	5.750	05-01-28	237,000	248,425

International Game Technology PLC (D)	5.250	01-15-29	225,000	222,750

International Game Technology PLC (D)	6.500	02-15-25	570,000	609,900

Jacobs Entertainment, Inc. (D)	7.875	02-01-24	969,000	949,620

Marriott International, Inc.	3.500	10-15-32	1,237,000	1,219,035

MGM Resorts International	4.750	10-15-28	1,504,000	1,470,160

New Red Finance, Inc. (D)	4.000	10-15-30	2,222,000	2,208,113

Resorts World Las Vegas LLC (D)	4.625	04-16-29	865,000	799,387

Starbucks Corp.	2.250	03-12-30	2,268,000	2,325,604

Twin River Worldwide Holdings, Inc. (D)	6.750	06-01-27	1,423,000	1,440,901

Wyndham Destinations, Inc. (D)	4.625	03-01-30	479,000	458,643

Wyndham Hotels & Resorts, Inc. (D)	4.375	08-15-28	248,000	246,492

Yum! Brands, Inc.	3.625	03-15-31	828,000	813,510

Yum! Brands, Inc. (D)	4.750	01-15-30	598,000	641,481

Internet and direct marketing retail 0.6%

Amazon.com, Inc.	3.150	08-22-27	2,830,000	3,205,275

Amazon.com, Inc.	4.050	08-22-47	1,690,000	2,158,290

eBay, Inc.	2.700	03-11-30	2,272,000	2,376,541

Expedia Group, Inc.	3.250	02-15-30	1,676,000	1,625,799

Expedia Group, Inc.	3.800	02-15-28	2,565,000	2,575,772

Expedia Group, Inc.	5.000	02-15-26	2,354,000	2,523,322

Prosus NV (D)	4.850	07-06-27	250,000	285,983

Prosus NV (D)	5.500	07-21-25	1,465,000	1,680,812

QVC, Inc.	4.375	03-15-23	1,130,000	1,170,963

QVC, Inc.	5.450	08-15-34	630,000	622,125

Multiline retail 0.2%

Dollar General Corp.	3.500	04-03-30	1,305,000	1,483,686

Dollar Tree, Inc.	4.200	05-15-28	3,215,000	3,759,733

Macy’s, Inc. (D)	8.375	06-15-25	335,000	349,774

Nordstrom, Inc. (D)	8.750	05-15-25	125,000	136,898

Target Corp.	2.650	09-15-30	911,000	1,006,621

Specialty retail 0.2%

Asbury Automotive Group, Inc. (D)	4.750	03-01-30	615,000	634,988

AutoNation, Inc.	4.750	06-01-30	655,000	767,222

Group 1 Automotive, Inc. (D)	4.000	08-15-28	52,000	52,065

Ken Garff Automotive LLC (D)	4.875	09-15-28	603,000	597,467

Michaels Stores, Inc. (D)	4.750	10-01-27	210,000	205,275

Specialty Building Products Holdings LLC (D)	6.375	09-30-26	97,000	98,940

19	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)

Specialty retail (continued)

The TJX Companies, Inc.	3.500	04-15-25	1,571,000	$1,744,667

The TJX Companies, Inc.	3.875	04-15-30	1,787,000	2,114,263

Textiles, apparel and luxury goods 0.1%

Hanesbrands, Inc. (D)	5.375	05-15-25	450,000	473,625

Levi Strauss & Company	5.000	05-01-25	584,000	598,600

Consumer staples 0.6%				18,465,909

Beverages 0.1%

Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	1,621,000	1,920,300

Constellation Brands, Inc.	2.875	05-01-30	422,000	453,857

Keurig Dr. Pepper, Inc.	3.200	05-01-30	391,000	435,584

Food and staples retailing 0.2%

Advantage Sales & Marketing, Inc. (D)	6.500	11-15-28	1,530,000	1,497,717

Albertsons Companies, Inc. (D)	3.250	03-15-26	438,000	430,335

Albertsons Companies, Inc. (D)	3.500	03-15-29	1,097,000	1,064,200

Albertsons Companies, Inc. (D)	4.875	02-15-30	386,000	409,971

Alimentation Couche-Tard, Inc. (D)	2.700	07-26-22	890,000	918,834

Sysco Corp.	5.950	04-01-30	712,000	908,795

The Kroger Company	2.200	05-01-30	700,000	724,871

Food products 0.3%

BRF SA (D)	5.750	09-21-50	1,039,000	990,427

Cargill, Inc. (D)	2.125	04-23-30	555,000	577,774

JBS Investments II GmbH (D)	5.750	01-15-28	1,715,000	1,801,822

Kraft Heinz Foods Company (D)	3.875	05-15-27	81,000	85,608

Kraft Heinz Foods Company (D)	5.500	06-01-50	959,000	1,088,368

Lamb Weston Holdings, Inc. (D)	4.875	05-15-28	58,000	62,843

NBM US Holdings, Inc. (D)	6.625	08-06-29	631,000	680,691

NBM US Holdings, Inc. (D)	7.000	05-14-26	645,000	684,345

Post Holdings, Inc. (D)	5.500	12-15-29	814,000	878,103

Simmons Foods, Inc. (D)	5.750	11-01-24	890,000	882,213

Household products 0.0%

Edgewell Personal Care Company (D)	5.500	06-01-28	433,000	455,074

Personal products 0.0%

Natura Cosmeticos SA (D)	5.375	02-01-23	1,190,000	1,222,725

Walnut Bidco PLC (D)	9.125	08-01-24	285,000	291,452

Energy 1.9%				56,050,405

Energy equipment and services 0.1%

CSI Compressco LP (D)	7.500	04-01-25	1,439,000	1,262,723

CSI Compressco LP (D)	7.500	04-01-25	262,000	229,905

CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (D)	10.000	04-01-26	822,626	592,291

Inkia Energy, Ltd. (D)	5.875	11-09-27	220,000	229,636

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	20

	Rate (%)	Maturity date	Par value^	Value

Energy (continued)

Energy equipment and services (continued)

Tervita Corp. (D)	7.625	12-01-21	714,000	$685,440

Oil, gas and consumable fuels 1.8%

Aker BP ASA (D)	2.875	01-15-26	980,000	970,111

Aker BP ASA (D)	3.000	01-15-25	1,070,000	1,068,740

Aker BP ASA (D)	4.000	01-15-31	1,841,000	1,800,529

Altera Infrastructure LP (D)	8.500	07-15-23	886,000	748,670

Antero Resources Corp.	5.000	03-01-25	584,000	438,000

Cheniere Energy Partners LP	4.500	10-01-29	1,549,000	1,579,236

Cimarex Energy Company	4.375	06-01-24	700,000	747,305

Colorado Interstate Gas Company LLC (D)	4.150	08-15-26	487,000	535,812

DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	652,000	484,703

Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	1,240,000	1,184,324

Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	1,685,000	1,717,438

Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	1,380,000	1,396,288

Energy Transfer Operating LP	4.200	04-15-27	494,000	513,335

Energy Transfer Operating LP	4.250	03-15-23	1,625,000	1,691,881

Energy Transfer Operating LP	5.150	03-15-45	1,486,000	1,376,845

Energy Transfer Operating LP	5.875	01-15-24	1,357,000	1,483,964

Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	2,668,000	2,517,386

Husky Energy, Inc.	3.950	04-15-22	912,000	930,230

Kinder Morgan Energy Partners LP	7.750	03-15-32	855,000	1,148,106

Leviathan Bond, Ltd. (D)	6.500	06-30-27	1,610,000	1,654,159

Leviathan Bond, Ltd. (D)	6.750	06-30-30	256,000	261,760

Midwest Connector Capital Company LLC (D)	3.625	04-01-22	611,000	617,070

Midwest Connector Capital Company LLC (D)	3.900	04-01-24	1,779,000	1,802,940

MPLX LP	4.000	03-15-28	933,000	1,011,964

MPLX LP	4.125	03-01-27	310,000	338,694

MPLX LP	4.250	12-01-27	380,000	420,353

MPLX LP	5.250	01-15-25	680,000	701,280

MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (E)	6.875	02-15-23	3,055,000	2,566,689

ONEOK Partners LP	4.900	03-15-25	750,000	818,828

Petrobras Global Finance BV	5.093	01-15-30	3,629,000	3,790,037

Petrobras Global Finance BV	6.900	03-19-49	620,000	701,617

Phillips 66	3.700	04-06-23	312,000	333,839

Sabine Pass Liquefaction LLC	4.200	03-15-28	846,000	916,643

21	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Energy (continued)

Oil, gas and consumable fuels (continued)

Sabine Pass Liquefaction LLC	5.000	03-15-27	950,000	$1,065,688

Sabine Pass Liquefaction LLC	5.875	06-30-26	2,235,000	2,625,923

Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,430,000	1,473,131

Sunoco Logistics Partners Operations LP	5.400	10-01-47	995,000	958,872

Targa Resources Partners LP	5.875	04-15-26	1,976,000	2,015,520

The Williams Companies, Inc.	3.750	06-15-27	1,650,000	1,797,419

The Williams Companies, Inc.	4.550	06-24-24	2,922,000	3,223,104

The Williams Companies, Inc.	5.750	06-24-44	367,000	422,588

TransCanada PipeLines, Ltd.	4.250	05-15-28	1,050,000	1,199,389

Financials 6.3%				184,637,189

Banks 3.8%

Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year ICE Swap Rate + 5.168%) (D)(E)	6.750	06-15-26	740,000	839,352

Banco Santander SA	4.379	04-12-28	1,380,000	1,568,156

Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	2,120,000	2,217,501

Bank of America Corp. (2.831% to 10-24-50, then SOFR + 1.880%)	2.831	10-24-51	1,364,000	1,347,189

Bank of America Corp.	3.950	04-21-25	2,119,000	2,365,550

Bank of America Corp.	4.200	08-26-24	683,000	761,173

Bank of America Corp.	4.450	03-03-26	2,346,000	2,699,284

Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (E)	6.300	03-10-26	2,563,000	2,909,005

Barclays Bank PLC (D)	10.179	06-12-21	345,000	363,296

Barclays PLC	4.375	01-12-26	1,220,000	1,379,692

BPCE SA (D)	4.500	03-15-25	1,215,000	1,348,680

BPCE SA (D)	5.700	10-22-23	1,640,000	1,840,252

Citigroup, Inc.	3.200	10-21-26	2,161,000	2,376,467

Citigroup, Inc.	4.600	03-09-26	2,812,000	3,240,737

Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (E)	4.700	01-30-25	2,040,000	1,998,690

Citigroup, Inc.	5.500	09-13-25	565,000	669,764

Citigroup, Inc. (6.125% to 2-15-21, then 3 month LIBOR + 4.478%) (E)	6.125	02-15-21	615,000	607,625

Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (E)	6.250	08-15-26	1,845,000	2,061,013

Citizens Financial Group, Inc.	3.250	04-30-30	2,133,000	2,324,525

Credit Agricole SA (D)	3.250	01-14-30	2,401,000	2,560,629

Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	1,350,000	1,487,970

Danske Bank A/S (D)	5.000	01-12-22	1,135,000	1,188,595

Discover Bank	2.450	09-12-24	1,750,000	1,840,595

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	22

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Banks (continued)

Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (E)	5.100	06-30-23	1,041,000	$983,745

Freedom Mortgage Corp. (D)	8.125	11-15-24	1,212,000	1,221,090

Freedom Mortgage Corp. (D)	8.250	04-15-25	250,000	252,650

HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	2,735,000	2,940,327

HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (E)	6.375	03-30-25	342,000	356,108

HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year ICE Swap Rate + 5.514%) (E)	6.875	06-01-21	1,305,000	1,324,275

ING Groep NV	3.550	04-09-24	1,507,000	1,641,651

ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	375,000	397,031

JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	2,240,000	2,359,547

JPMorgan Chase & Co.	2.950	10-01-26	2,619,000	2,883,179

JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	2,124,000	2,260,044

JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	2,168,000	2,467,413

JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (E)	4.600	02-01-25	1,743,000	1,718,598

JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	1,915,000	2,093,782

Lloyds Banking Group PLC	4.450	05-08-25	3,645,000	4,131,802

Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	1,455,000	1,535,025

M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	1,065,000	1,117,361

Natwest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	538,000	558,842

Natwest Group PLC	3.875	09-12-23	1,870,000	2,016,645

Natwest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (E)	6.000	12-29-25	1,850,000	1,914,195

Natwest Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (E)	8.625	08-15-21	2,611,000	2,694,839

PNC Bank NA	2.450	07-28-22	1,410,000	1,458,488

Regions Financial Corp.	2.250	05-18-25	3,684,000	3,891,808

Santander Holdings USA, Inc.	3.244	10-05-26	3,234,000	3,479,987

Santander Holdings USA, Inc.	3.400	01-18-23	1,220,000	1,280,793

Santander Holdings USA, Inc.	3.450	06-02-25	2,745,000	2,959,374

Santander Holdings USA, Inc.	3.500	06-07-24	2,792,000	3,006,479

23	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Banks (continued)

Santander Holdings USA, Inc.	4.400	07-13-27	595,000	$663,884

Santander UK Group Holdings PLC (D)	4.750	09-15-25	1,095,000	1,207,440

Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (D)(E)	7.375	09-13-21	1,250,000	1,284,000

The PNC Financial Services Group, Inc.	3.150	05-19-27	244,000	271,916

The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	1,085,000	1,093,138

The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (E)	6.750	08-01-21	1,861,000	1,900,081

Wells Fargo & Company (2.188% to 4-30-25, then SOFR + 2.000%)	2.188	04-30-26	2,923,000	3,038,817

Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	3,039,000	3,152,971

Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	1,741,000	1,802,353

Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	3,978,000	4,267,920

Capital markets 0.9%

Ares Capital Corp.	3.875	01-15-26	1,417,000	1,453,288

Ares Capital Corp.	4.200	06-10-24	1,286,000	1,343,189

Cantor Fitzgerald LP (D)	4.875	05-01-24	1,944,000	2,123,142

Credit Suisse Group AG (D)	3.574	01-09-23	337,000	348,131

Credit Suisse Group AG (5.250% to 2-11-27, then 5 Year CMT + 4.889%) (D)(E)	5.250	02-11-27	867,000	872,896

Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (D)(E)	7.500	07-17-23	1,155,000	1,224,312

Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (D)(E)	7.500	12-11-23	620,000	672,700

Lazard Group LLC	4.375	03-11-29	1,115,000	1,274,236

Macquarie Bank, Ltd. (D)	3.624	06-03-30	1,265,000	1,327,802

Macquarie Bank, Ltd. (D)	4.875	06-10-25	1,395,000	1,565,600

Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	3,614,000	3,785,119

Morgan Stanley	3.875	01-27-26	1,078,000	1,223,639

Raymond James Financial, Inc.	4.650	04-01-30	740,000	894,798

Stifel Financial Corp.	4.250	07-18-24	884,000	984,869

The Goldman Sachs Group, Inc.	3.850	01-26-27	3,636,000	4,090,417

UBS Group AG (6.875% to 3-22-21, then 5 Year U.S. Swap Rate + 5.497%) (E)	6.875	03-22-21	1,419,000	1,435,858

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	24

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Capital markets (continued)

UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (D)(E)	7.000	01-31-24	1,198,000	$1,289,348

Consumer finance 0.4%

Ally Financial, Inc.	5.125	09-30-24	2,384,000	2,694,727

Ally Financial, Inc.	5.800	05-01-25	970,000	1,131,856

Capital One Financial Corp.	2.600	05-11-23	671,000	703,144

Capital One Financial Corp.	3.900	01-29-24	1,950,000	2,127,518

Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) (D)(E)	9.125	11-29-22	510,000	373,575

Discover Financial Services	3.950	11-06-24	1,970,000	2,175,396

Discover Financial Services	4.100	02-09-27	426,000	476,522

Enova International, Inc. (D)	8.500	09-01-24	142,000	130,285

Enova International, Inc. (D)	8.500	09-15-25	845,000	777,400

OneMain Finance Corp.	6.875	03-15-25	260,000	286,000

OneMain Finance Corp.	8.875	06-01-25	375,000	412,500

Diversified financial services 0.4%

Allied Universal Holdco LLC (D)	6.625	07-15-26	596,000	623,565

Brightstar Escrow Corp. (D)	9.750	10-15-25	522,000	520,544

GE Capital International Funding Company Unlimited Company	4.418	11-15-35	2,498,000	2,700,503

Gogo Intermediate Holdings LLC (D)	9.875	05-01-24	858,000	903,045

Jefferies Financial Group, Inc.	5.500	10-18-23	888,000	976,015

Jefferies Group LLC	4.150	01-23-30	1,680,000	1,911,639

Jefferies Group LLC	4.850	01-15-27	2,010,000	2,309,950

Operadora de Servicios Mega SA de CV (D)	8.250	02-11-25	516,000	477,403

Refinitiv US Holdings, Inc. (D)	6.250	05-15-26	100,000	106,813

Refinitiv US Holdings, Inc. (D)	8.250	11-15-26	160,000	174,392

Trident TPI Holdings, Inc. (D)	6.625	11-01-25	200,000	198,500

Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	2,284,000	2,355,398

Insurance 0.7%

AXA SA	8.600	12-15-30	660,000	1,016,442

Brighthouse Financial, Inc.	3.700	06-22-27	2,610,000	2,748,629

CNA Financial Corp.	2.050	08-15-30	627,000	626,936

CNO Financial Group, Inc.	5.250	05-30-25	882,000	1,009,505

CNO Financial Group, Inc.	5.250	05-30-29	1,878,000	2,185,344

Liberty Mutual Group, Inc. (D)	3.951	10-15-50	1,781,000	1,963,563

Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (D)	7.800	03-15-37	36,000	44,072

MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	1,360,000	1,679,863

25	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Insurance (continued)

MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (D)	9.250	04-08-38	320,000	$460,975

New York Life Insurance Company (D)	3.750	05-15-50	1,051,000	1,168,103

Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year ICE Swap Rate + 3.650%) (D)	5.100	10-16-44	1,245,000	1,391,288

Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	3,067,000	3,244,422

Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	1,632,000	1,905,490

Thrifts and mortgage finance 0.1%

Ladder Capital Finance Holdings LLLP (D)	5.250	03-15-22	220,000	213,400

Nationstar Mortgage Holdings, Inc. (D)	5.500	08-15-28	582,000	580,545

Nationstar Mortgage Holdings, Inc. (D)	6.000	01-15-27	254,000	254,000

Nationstar Mortgage Holdings, Inc. (D)	9.125	07-15-26	300,000	320,811

Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (D)	3.622	04-26-23	1,239,000	1,287,679

Radian Group, Inc.	4.500	10-01-24	450,000	456,750

Health care 1.6%				46,131,933

Biotechnology 0.3%

AbbVie, Inc. (D)	3.200	11-21-29	3,397,000	3,737,911

AbbVie, Inc. (D)	4.250	11-21-49	1,075,000	1,250,421

Gilead Sciences, Inc.	2.800	10-01-50	1,702,000	1,617,735

Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	2,385,000	2,650,729

Health care equipment and supplies 0.1%

Varex Imaging Corp. (D)	7.875	10-15-27	483,000	491,453

Health care providers and services 1.0%

AmerisourceBergen Corp.	2.800	05-15-30	1,385,000	1,472,088

Anthem, Inc.	2.250	05-15-30	560,000	576,747

Centene Corp.	3.000	10-15-30	1,383,000	1,436,181

Centene Corp.	3.375	02-15-30	397,000	412,352

Centene Corp.	4.250	12-15-27	289,000	304,173

Centene Corp.	4.625	12-15-29	302,000	328,798

Centene Corp. (D)	5.375	06-01-26	1,244,000	1,308,949

CVS Health Corp.	2.700	08-21-40	956,000	912,338

CVS Health Corp.	3.000	08-15-26	206,000	224,285

CVS Health Corp.	3.750	04-01-30	1,451,000	1,643,272

CVS Health Corp.	4.300	03-25-28	1,675,000	1,941,135

CVS Health Corp.	5.050	03-25-48	2,031,000	2,566,364

DaVita, Inc. (D)	3.750	02-15-31	1,153,000	1,108,321

DaVita, Inc. (D)	4.625	06-01-30	1,368,000	1,391,454

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	26

	Rate (%)	Maturity date	Par value^	Value

Health care (continued)

Health care providers and services (continued)

Encompass Health Corp.	4.500	02-01-28	462,000	$473,143

Encompass Health Corp.	4.625	04-01-31	535,000	551,050

Fresenius Medical Care US Finance III, Inc. (D)	2.375	02-16-31	2,225,000	2,185,252

HCA, Inc.	4.125	06-15-29	1,011,000	1,146,049

HCA, Inc.	5.250	04-15-25	1,508,000	1,746,523

HCA, Inc.	5.250	06-15-26	1,130,000	1,316,056

MEDNAX, Inc. (D)	5.250	12-01-23	665,000	669,988

MEDNAX, Inc. (D)	6.250	01-15-27	755,000	778,594

Rede D’or Finance Sarl (D)	4.500	01-22-30	1,407,000	1,384,136

Select Medical Corp. (D)	6.250	08-15-26	1,130,000	1,192,150

Team Health Holdings, Inc. (D)	6.375	02-01-25	150,000	92,355

Universal Health Services, Inc. (D)	2.650	10-15-30	902,000	899,141

Universal Health Services, Inc. (D)	5.000	06-01-26	1,962,000	2,035,575

Life sciences tools and services 0.0%

Charles River Laboratories International, Inc. (D)	4.250	05-01-28	169,000	176,605

Pharmaceuticals 0.2%

Bausch Health Companies, Inc. (D)	5.250	01-30-30	495,000	486,338

Bausch Health Companies, Inc. (D)	6.125	04-15-25	1,315,000	1,351,820

Bausch Health Companies, Inc. (D)	6.250	02-15-29	1,415,000	1,458,242

Catalent Pharma Solutions, Inc. (D)	5.000	07-15-27	155,000	161,588

Royalty Pharma PLC (D)	1.750	09-02-27	635,000	630,491

Upjohn, Inc. (D)	2.300	06-22-27	743,000	767,792

Upjohn, Inc. (D)	2.700	06-22-30	1,216,000	1,254,339

Industrials 2.6%				76,487,713

Aerospace and defense 0.5%
BAE Systems PLC (D)	1.900	02-15-31	1,880,000	1,866,208

Howmet Aerospace, Inc.	5.125	10-01-24	1,176,000	1,235,470

Huntington Ingalls Industries, Inc. (D)	3.844	05-01-25	240,000	264,065

Huntington Ingalls Industries, Inc. (D)	4.200	05-01-30	1,617,000	1,866,468

Huntington Ingalls Industries, Inc. (D)	5.000	11-15-25	1,227,000	1,258,411

Kratos Defense & Security Solutions, Inc. (D)	6.500	11-30-25	655,000	682,838

The Boeing Company	3.200	03-01-29	2,384,000	2,329,779

The Boeing Company	5.040	05-01-27	1,846,000	2,027,404

The Boeing Company	5.805	05-01-50	972,000	1,143,139

TransDigm, Inc.	5.500	11-15-27	2,253,000	2,196,562

Air freight and logistics 0.1%

United Parcel Service, Inc.	3.900	04-01-25	1,274,000	1,445,407

XPO Logistics, Inc. (D)	6.250	05-01-25	106,000	112,659

XPO Logistics, Inc. (D)	6.500	06-15-22	674,000	676,487

27	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Airlines 0.7%

Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	05-15-25	462,291	$423,211

Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	01-15-26	655,450	545,987

American Airlines 2001-1 Pass Through Trust	6.977	05-23-21	62,070	56,946

American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	963,796	720,264

American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	406,097	258,767

American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,171,958	873,109

American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	530,400	432,379

American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	812,175	751,262

American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	358,848	275,223

American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	579,139	436,996

American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	960,405	869,167

British Airways 2013-1 Class A Pass Through Trust (D)	4.625	06-20-24	556,680	535,122

British Airways 2018-1 Class A Pass Through Trust (D)	4.125	09-20-31	319,613	261,633

Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	290,515	278,894

Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	243,856	232,687

Delta Air Lines, Inc.	2.900	10-28-24	2,361,000	2,055,187

Delta Air Lines, Inc.	3.800	04-19-23	1,272,000	1,203,747

Delta Air Lines, Inc.	4.375	04-19-28	1,550,000	1,335,360

Delta Air Lines, Inc. (D)	4.500	10-20-25	370,000	375,510

JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	863,343	840,263

United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	1,522,374	1,461,479

United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	403,078	371,750

United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	959,543	786,991

United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,579,618	1,202,549

United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	268,453	206,061

United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	788,415	666,932

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	28

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Airlines (continued)

United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	2,645,000	$2,641,694

US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	146,941	132,247

US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	326,657	303,791

Building products 0.2%

Builders FirstSource, Inc. (D)	5.000	03-01-30	120,000	126,600

Builders FirstSource, Inc. (D)	6.750	06-01-27	179,000	191,978

Carrier Global Corp. (D)	2.242	02-15-25	1,886,000	1,969,637

Carrier Global Corp. (D)	2.493	02-15-27	573,000	601,440

Johnson Controls International PLC	1.750	09-15-30	1,035,000	1,028,986

Owens Corning	3.950	08-15-29	1,435,000	1,605,688

Commercial services and supplies 0.2%

APX Group, Inc. (F)	7.625	09-01-23	1,346,000	1,356,600

Cimpress PLC (D)	7.000	06-15-26	1,425,000	1,417,875

Clean Harbors, Inc. (D)	4.875	07-15-27	120,000	125,400

Graphic Packaging International LLC (D)	3.500	03-01-29	994,000	994,000

Harsco Corp. (D)	5.750	07-31-27	200,000	204,500

LSC Communications, Inc. (D)(G)	8.750	10-15-23	1,058,000	158,700

Prime Security Services Borrower LLC (D)	3.375	08-31-27	192,000	185,280

Prime Security Services Borrower LLC (D)	6.250	01-15-28	567,000	572,942

Williams Scotsman International, Inc. (D)	4.625	08-15-28	219,000	222,592

Construction and engineering 0.1%

AECOM	5.125	03-15-27	1,340,000	1,465,558

MasTec, Inc. (D)	4.500	08-15-28	577,000	592,868

Picasso Finance Sub, Inc. (D)	6.125	06-15-25	106,000	111,788

Tutor Perini Corp. (D)	6.875	05-01-25	200,000	190,000

Industrial conglomerates 0.1%

General Electric Company	4.250	05-01-40	1,689,000	1,770,190

General Electric Company	5.550	01-05-26	2,343,000	2,753,656

Machinery 0.1%

Clark Equipment Company (D)	5.875	06-01-25	125,000	130,000

Flowserve Corp.	3.500	10-01-30	844,000	839,993

Hillenbrand, Inc.	5.750	06-15-25	282,000	299,625

JB Poindexter & Company, Inc. (D)	7.125	04-15-26	419,000	445,317

Otis Worldwide Corp.	2.056	04-05-25	1,683,000	1,768,497

Vertical US Newco, Inc. (D)	5.250	07-15-27	366,000	376,687

Professional services 0.2%

CoStar Group, Inc. (D)	2.800	07-15-30	2,009,000	2,060,909

IHS Markit, Ltd. (D)	4.000	03-01-26	1,099,000	1,223,649

IHS Markit, Ltd. (D)	4.750	02-15-25	455,000	513,013

29	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Professional services (continued)
IHS Markit, Ltd.	4.750	08-01-28	688,000	$807,478

Road and rail 0.1%

Uber Technologies, Inc. (D)	7.500	05-15-25	1,178,000	1,238,373

Uber Technologies, Inc. (D)	7.500	09-15-27	1,798,000	1,879,360

Trading companies and distributors 0.3%

AerCap Ireland Capital DAC	2.875	08-14-24	1,928,000	1,888,397

Ahern Rentals, Inc. (D)	7.375	05-15-23	839,000	539,058

Air Lease Corp.	3.625	12-01-27	570,000	569,391

Aircastle, Ltd.	5.500	02-15-22	665,000	683,167

Ashtead Capital, Inc. (D)	4.250	11-01-29	747,000	797,236

Ashtead Capital, Inc. (D)	4.375	08-15-27	840,000	879,900

Avolon Holdings Funding, Ltd. (D)	5.125	10-01-23	965,000	979,851

H&E Equipment Services, Inc.	5.625	09-01-25	307,000	318,513

United Rentals North America, Inc.	3.875	11-15-27	785,000	813,456

United Rentals North America, Inc.	3.875	02-15-31	496,000	500,960

United Rentals North America, Inc.	4.875	01-15-28	1,570,000	1,648,500

Information technology 2.6%				77,784,803

Communications equipment 0.2%

Motorola Solutions, Inc.	2.300	11-15-30	1,824,000	1,811,619

Motorola Solutions, Inc.	4.600	02-23-28	2,540,000	2,961,220

Motorola Solutions, Inc.	4.600	05-23-29	343,000	402,800

Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,730,000	1,786,225

IT services 0.2%

Gartner, Inc. (D)	3.750	10-01-30	257,000	262,808

Gartner, Inc. (D)	4.500	07-01-28	238,000	248,462

PayPal Holdings, Inc.	2.850	10-01-29	2,233,000	2,428,147

Sabre GLBL, Inc. (D)	7.375	09-01-25	285,000	290,700

Tempo Acquisition LLC (D)	6.750	06-01-25	261,000	264,850

VeriSign, Inc.	4.750	07-15-27	525,000	556,500

VeriSign, Inc.	5.250	04-01-25	565,000	633,040

Visa, Inc.	2.700	04-15-40	735,000	783,078

Semiconductors and semiconductor equipment 1.4%

Applied Materials, Inc.	2.750	06-01-50	787,000	799,107

Broadcom Corp.	3.125	01-15-25	1,180,000	1,261,029

Broadcom, Inc.	4.700	04-15-25	1,925,000	2,187,442

Broadcom, Inc.	4.750	04-15-29	5,899,000	6,838,268

Broadcom, Inc.	5.000	04-15-30	2,424,000	2,859,162

KLA Corp.	4.100	03-15-29	1,095,000	1,298,696

Lam Research Corp.	3.750	03-15-26	1,415,000	1,624,307

Lam Research Corp.	4.875	03-15-49	1,038,000	1,435,950

Marvell Technology Group, Ltd.	4.875	06-22-28	1,965,000	2,298,020

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	30

	Rate (%)	Maturity date	Par value^	Value

Information technology (continued)

Semiconductors and semiconductor equipment (continued)

Microchip Technology, Inc. (D)	4.250	09-01-25	301,000	$311,876

Microchip Technology, Inc.	4.333	06-01-23	3,125,000	3,367,630

Micron Technology, Inc.	2.497	04-24-23	2,152,000	2,238,927

Micron Technology, Inc.	4.185	02-15-27	3,554,000	4,009,760

Micron Technology, Inc.	4.975	02-06-26	612,000	711,920

Micron Technology, Inc.	5.327	02-06-29	3,292,000	3,956,941

NVIDIA Corp.	2.850	04-01-30	1,480,000	1,638,458

NXP BV (D)	3.400	05-01-30	397,000	436,656

NXP BV (D)	3.875	06-18-26	1,025,000	1,150,937

NXP BV (D)	4.625	06-01-23	2,400,000	2,631,244

NXP BV (D)	4.875	03-01-24	1,230,000	1,377,882

Qorvo, Inc. (D)	3.375	04-01-31	680,000	688,500

Software 0.4%

Autodesk, Inc.	2.850	01-15-30	523,000	572,695

Infor, Inc. (D)	1.750	07-15-25	413,000	424,647

j2 Global, Inc. (D)	4.625	10-15-30	828,000	836,570

Logan Merger Sub, Inc. (D)	5.500	09-01-27	600,000	608,250

Microsoft Corp.	2.525	06-01-50	1,185,000	1,201,215

Oracle Corp.	2.950	04-01-30	3,386,000	3,723,100

PTC, Inc. (D)	4.000	02-15-28	196,000	202,615

ServiceNow, Inc.	1.400	09-01-30	1,919,000	1,852,598

VMware, Inc.	4.500	05-15-25	1,518,000	1,718,276

Technology hardware, storage and peripherals 0.4%

CDW LLC	3.250	02-15-29	460,000	459,425

Dell International LLC (D)	4.900	10-01-26	2,220,000	2,527,824

Dell International LLC (D)	5.300	10-01-29	2,045,000	2,366,817

Dell International LLC (D)	5.850	07-15-25	463,000	543,661

Dell International LLC (D)	8.350	07-15-46	1,386,000	1,886,150

Seagate HDD Cayman (D)	4.091	06-01-29	1,509,000	1,624,206

Seagate HDD Cayman (D)	4.125	01-15-31	1,565,000	1,684,593

Materials 1.0%				29,930,511

Chemicals 0.4%

Braskem Netherlands Finance BV (8.500% to 10-24-25, then 5 Year CMT + 8.220%) (D)	8.500	01-23-81	1,381,000	1,402,765

Cydsa SAB de CV (D)	6.250	10-04-27	1,415,000	1,405,803

E.I. du Pont de Nemours and Company	1.700	07-15-25	161,000	166,931

E.I. du Pont de Nemours and Company	2.300	07-15-30	610,000	637,247

Methanex Corp.	4.250	12-01-24	1,190,000	1,192,380

Methanex Corp.	5.250	12-15-29	1,247,000	1,263,493

Nutrition & Biosciences, Inc. (D)	1.832	10-15-27	536,000	536,779

Nutrition & Biosciences, Inc. (D)	2.300	11-01-30	1,068,000	1,074,041

31	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Materials (continued)

Chemicals (continued)

Orbia Advance Corp. SAB de CV (D)	5.500	01-15-48	1,115,000	$1,261,065

Syngenta Finance NV (D)	4.441	04-24-23	1,490,000	1,575,118

Syngenta Finance NV (D)	5.676	04-24-48	365,000	399,731

WR Grace & Company (D)	4.875	06-15-27	404,000	420,871

Construction materials 0.1%

Cemex SAB de CV (D)	5.200	09-17-30	1,176,000	1,242,315

Cemex SAB de CV (D)	7.375	06-05-27	900,000	991,359

Standard Industries, Inc. (D)	3.375	01-15-31	438,000	426,320

Standard Industries, Inc. (D)	5.000	02-15-27	196,000	202,125

US Concrete, Inc. (D)	5.125	03-01-29	452,000	459,910

Vulcan Materials Company	3.500	06-01-30	1,228,000	1,376,297

Containers and packaging 0.1%

Ardagh Packaging Finance PLC (D)	6.000	02-15-25	850,000	878,688

Graham Packaging Company, Inc. (D)	7.125	08-15-28	74,000	77,330

Mauser Packaging Solutions Holding Company (D)	8.500	04-15-24	139,000	145,255

Owens-Brockway Glass Container, Inc. (D)	6.625	05-13-27	452,000	484,770

Reynolds Group Issuer, Inc. (D)	4.000	10-15-27	1,279,000	1,298,185

Metals and mining 0.2%

Anglo American Capital PLC (D)	4.750	04-10-27	795,000	913,267

Arconic Corp. (D)	6.000	05-15-25	304,000	321,860

Arconic Corp. (D)	6.125	02-15-28	137,000	144,348

Commercial Metals Company	5.375	07-15-27	231,000	240,818

CSN Islands XI Corp. (D)	6.750	01-28-28	1,330,000	1,309,039

First Quantum Minerals, Ltd. (D)	6.875	03-01-26	450,000	446,625

First Quantum Minerals, Ltd. (D)	6.875	10-15-27	819,000	814,905

First Quantum Minerals, Ltd. (D)	7.250	04-01-23	290,000	291,450

First Quantum Minerals, Ltd. (D)	7.500	04-01-25	583,000	585,551

JW Aluminum Continuous Cast Company (D)	10.250	06-01-26	231,000	242,550

Newmont Corp.	2.800	10-01-29	620,000	666,424

Steel Dynamics, Inc.	3.250	01-15-31	208,000	224,461

Paper and forest products 0.2%

Boise Cascade Company (D)	4.875	07-01-30	153,000	163,546

Georgia-Pacific LLC (D)	2.300	04-30-30	3,595,000	3,758,639

Inversiones CMPC SA (D)	3.850	01-13-30	407,000	444,200

Norbord, Inc. (D)	6.250	04-15-23	415,000	444,050

Real estate 1.0%				30,217,753

Equity real estate investment trusts 1.0%

American Homes 4 Rent LP	4.250	02-15-28	1,653,000	1,870,542

American Tower Corp.	2.400	03-15-25	1,005,000	1,063,238

American Tower Corp.	2.950	01-15-25	1,217,000	1,311,251

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	32

	Rate (%)	Maturity date	Par value^	Value

Real estate (continued)

Equity real estate investment trusts (continued)

American Tower Corp.	3.550	07-15-27	2,603,000	$2,897,151

American Tower Corp.	3.800	08-15-29	885,000	1,005,941

Crown Castle International Corp.	2.250	01-15-31	2,072,000	2,083,445

Crown Castle International Corp.	3.300	07-01-30	287,000	312,359

Crown Castle International Corp.	3.650	09-01-27	2,307,000	2,563,731

Crown Castle International Corp.	4.150	07-01-50	255,000	290,484

CyrusOne LP	2.150	11-01-30	686,000	660,138

CyrusOne LP	3.450	11-15-29	1,401,000	1,490,334

Equinix, Inc.	1.550	03-15-28	1,575,000	1,569,180

Equinix, Inc.	1.800	07-15-27	456,000	462,669

Equinix, Inc.	3.200	11-18-29	2,163,000	2,348,433

Equinix, Inc.	5.375	05-15-27	1,028,000	1,120,757

GLP Capital LP	5.375	04-15-26	1,122,000	1,246,138

Host Hotels & Resorts LP	3.500	09-15-30	823,000	788,227

SBA Communications Corp. (D)	3.875	02-15-27	1,470,000	1,493,888

SBA Tower Trust (D)	2.836	01-15-25	1,172,000	1,241,526

SBA Tower Trust (D)	3.722	04-11-23	1,412,000	1,454,739

Ventas Realty LP	3.500	02-01-25	1,355,000	1,474,817

VICI Properties LP (D)	4.125	08-15-30	642,000	650,025

VICI Properties LP (D)	4.625	12-01-29	788,000	818,740

Utilities 0.7%				20,879,492

Electric utilities 0.3%

ABY Transmision Sur SA (D)	6.875	04-30-43	508,778	677,946

DPL, Inc. (D)	4.125	07-01-25	628,000	656,260

Emera US Finance LP	3.550	06-15-26	797,000	883,949

FirstEnergy Corp.	2.650	03-01-30	675,000	658,911

Instituto Costarricense de Electricidad (D)	6.375	05-15-43	515,000	350,200

Israel Electric Corp., Ltd. (D)	6.875	06-21-23	300,000	342,608

NRG Energy, Inc. (D)	3.750	06-15-24	1,115,000	1,201,780

Vistra Operations Company LLC (D)	3.700	01-30-27	2,124,000	2,237,816

Vistra Operations Company LLC (D)	4.300	07-15-29	2,115,000	2,287,496

Gas utilities 0.1%

AmeriGas Partners LP	5.500	05-20-25	1,060,000	1,134,200

Infraestructura Energetica Nova SAB de CV (D)	4.750	01-15-51	2,056,000	1,931,612

Independent power and renewable electricity producers 0.2%

AES Panama Generation Holdings SRL (D)	4.375	05-31-30	936,000	991,870

Greenko Dutch BV (D)	4.875	07-24-22	740,000	742,220

Greenko Dutch BV (D)	5.250	07-24-24	375,000	384,743

LLPL Capital Pte, Ltd. (D)	6.875	02-04-39	140,850	161,323

NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	2,761,000	3,098,153

NextEra Energy Operating Partners LP (D)	3.875	10-15-26	826,000	855,195

33	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Utilities (continued)

Independent power and renewable electricity producers (continued)

NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	$278,588

Multi-utilities 0.1%

Dominion Energy, Inc.	3.375	04-01-30	966,000	1,086,930

NiSource, Inc.	3.600	05-01-30	808,000	917,692

Municipal bonds 0.1%				$3,098,148

(Cost $3,173,805)

New Jersey Transportation Trust Fund Authority	4.081	06-15-39	1,198,000	1,131,008

New Jersey Transportation Trust Fund Authority	4.131	06-15-42	95,000	88,600

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	1,871,000	1,878,540

Collateralized mortgage obligations 2.1%				$61,715,274

(Cost $64,401,508)

Commercial and residential 1.4%				42,416,074

AOA Mortgage Trust Series 2015-1177, Class C (D)(H)	3.010	12-13-29	290,000	288,465

Arroyo Mortgage Trust Series 2018-1, Class A1 (D)(H)	3.763	04-25-48	981,853	992,450

Series 2019-2, Class A1 (D)(H)	3.347	04-25-49	832,464	855,473

Series 2019-3, Class A1 (D)(H)	2.962	10-25-48	461,486	473,222
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ENM (D)(H)	3.719	11-05-32	575,000	426,009

Barclays Commercial Mortgage Trust Series 2019-C5, Class A2	3.043	11-15-52	665,000	705,200

BBCMS Mortgage Trust Series 2020-C6, Class A2	2.690	02-15-53	537,000	563,043

BBCMS Trust Series 2015-MSQ, Class D (D)(H)	3.990	09-15-32	385,000	390,741

Series 2015-SRCH, Class D (D)(H)	4.957	08-10-35	840,000	911,354

Benchmark Mortgage Trust Series 2019-B12, Class A2	3.001	08-15-52	905,000	957,085

Series 2019-B13, Class A2	2.889	08-15-57	780,000	822,696

Series 2019-B14, Class A2	2.915	12-15-62	1,054,000	1,116,813

BRAVO Residential Funding Trust Series 2019-NQM1, Class A1 (D)(H)	2.666	07-25-59	320,176	326,892

Bunker Hill Loan Depositary Trust Series 2019-1, Class A1 (D)	3.613	10-26-48	105,393	109,288

BWAY Mortgage Trust Series 2015-1740, Class XA IO (D)	0.896	01-10-35	7,015,000	75,767
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(D)	1.469	03-15-37	1,075,000	1,058,182
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (B)(D)	1.078	10-15-37	1,629,000	1,629,317

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	34

	Rate (%)	Maturity date	Par value^	Value

Commercial and residential (continued)

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(D)	1.898	12-15-37	230,000	$229,798

Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (B)(D)	2.698	12-15-37	705,000	671,476

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (B)(D)	2.298	07-15-32	776,512	769,193

Citigroup Commercial Mortgage Trust Series 2019-PRM, Class A (D)	3.341	05-10-36	798,000	846,345

Series 2019-SMRT, Class A (D)	4.149	01-10-36	260,000	279,543

COLT Mortgage Loan Trust Series 2019-2, Class A1 (D)(H)	3.337	05-25-49	250,521	252,476

Series 2020-1, Class A1 (D)(H)	2.488	02-25-50	539,876	544,465

COLT Trust Series 2020-RPL1, Class A1 (D)(H)	1.390	01-25-65	2,707,948	2,706,656

Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR2, Class XA IO	1.625	08-15-45	3,706,239	76,482

Series 2012-CR3, Class XA IO	1.848	10-15-45	5,354,027	141,091

Series 2014-CR15, Class XA IO	0.932	02-10-47	5,605,038	132,935

Series 2014-CR20, Class A3	3.326	11-10-47	1,140,000	1,211,129

Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.443	05-10-51	9,654,221	286,286

Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-300P, Class D (D)(H)	4.394	08-10-30	880,000	908,043

Series 2017-PANW, Class A (D)	3.244	10-10-29	305,000	318,585

Series 2020-CBM, Class A2 (D)	2.896	02-10-37	987,000	983,508

Credit Suisse Mortgage Capital Certificates Series 2019-AFC1, Class A1 (D)	2.573	07-25-49	787,556	801,997

Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(D)	1.748	05-15-36	1,390,000	1,379,660

Series 2020-AFC1, Class A1 (D)(H)	2.240	02-25-50	685,622	693,934

Series 2020-NET, Class A (D)	2.257	08-15-37	320,000	328,418

GCAT Trust Series 2019-NQM1, Class A1 (D)	2.985	02-25-59	975,363	990,429

Series 2020-NQM1, Class A1 (D)	2.247	01-25-60	1,167,608	1,189,834

GS Mortgage Securities Trust Series 2015-590M, Class C (D)(H)	3.805	10-10-35	320,000	331,902

Series 2016-RENT, Class D (D)(H)	4.067	02-10-29	630,000	626,495

Series 2017-485L, Class C (D)(H)	3.982	02-10-37	250,000	258,702

Series 2019-GC40, Class A2	2.971	07-10-52	845,000	895,579

Series 2020-UPTN, Class A (D)	2.751	02-10-37	650,000	659,545

GS Mortgage-Backed Securities Trust Series 2020-NQM1, Class A1 (D)(H)	1.382	09-27-60	757,377	758,797

IMT Trust Series 2017-APTS, Class AFX (D)	3.478	06-15-34	330,000	350,207

Series 2017-APTS, Class CFX (D)(H)	3.497	06-15-34	400,000	395,969

35	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Commercial and residential (continued)

Irvine Core Office Trust

Series 2013-IRV, Class A2 (D)(H)	3.173	05-15-48	1,370,000	$1,429,056

JPMBB Commercial Mortgage Securities Trust

Series 2016-C1, Class A4	3.311	03-15-49	300,000	329,629

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2012-HSBC, Class XA IO (D)	1.431	07-05-32	5,883,115	118,275

Series 2020-NNN, Class AFX (D)	2.812	01-16-37	848,000	877,821

KNDL Mortgage Trust

Series 2019-KNSQ, Class D (1 month

LIBOR + 1.350%) (B)(D)	1.498	05-15-36	350,000	344,069

MFA Trust

Series 2020-NQM1, Class A1 (D)(H)	1.479	08-25-49	549,118	551,798

Morgan Stanley Capital I Trust

Series 2017-CLS, Class D (1 month

LIBOR + 1.400%) (B)(D)	1.548	11-15-34	850,000	844,824

MSCG Trust

Series 2016-SNR, Class D (D)	6.550	11-15-34	349,515	345,194

Natixis Commercial Mortgage Securities Trust

Series 2018-285M, Class D (D)(H)	3.790	11-15-32	464,000	463,965

Series 2018-ALXA, Class C (D)(H)	4.316	01-15-43	380,000	395,834

OBX Trust

Series 2020-EXP2, Class A3 (D)(H)	2.500	05-25-60	1,102,172	1,119,901

One Market Plaza Trust

Series 2017-1MKT, Class D (D)	4.146	02-10-32	240,000	244,817

Seasoned Credit Risk Transfer Trust

Series 2020-2, Class MA	2.000	11-25-59	830,177	852,039

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1 (D)(H)	3.793	03-25-48	148,924	149,752

Series 2020-1, Class A1 (D)(H)	2.275	02-25-50	802,183	816,228

Series 2020-3, Class A1 (D)(H)	1.486	04-25-65	532,807	534,069

Verus Securitization Trust

Series 2020-5, Class A1 (D)	1.218	05-25-65	915,000	914,901

Wells Fargo Commercial Mortgage Trust

Series 2017-SMP, Class D (1 month
LIBOR + 1.650%) (B)(D)	1.798	12-15-34	295,000	243,309

WF-RBS Commercial Mortgage Trust

Series 2012-C9, Class XA IO (D)	1.881	11-15-45	4,242,633	119,117

U.S. Government Agency 0.7%				19,299,200

Federal Home Loan Mortgage Corp.

Series K017, Class X1 IO	1.286	12-25-21	4,599,374	41,070

Series K021, Class X1 IO	1.408	06-25-22	280,257	4,794

Series K022, Class X1 IO	1.184	07-25-22	9,997,599	154,501

Series K040, Class A2	3.241	09-25-24	1,265,000	1,386,673

Series KIR3, Class A1	3.038	08-25-27	1,420,000	1,549,070

Government National Mortgage Association

Series 2012-114, Class IO	0.711	01-16-53	1,674,517	53,443

Series 2016-174, Class IO	0.845	11-16-56	3,752,183	232,211

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	36

	Rate (%)	Maturity date	Par value^	Value

U.S. Government Agency (continued)

Series 2017-109, Class IO	0.559	04-16-57	5,223,705	$230,574

Series 2017-124, Class IO	0.675	01-16-59	5,360,758	282,896

Series 2017-135, Class IO	0.783	10-16-58	3,593,239	196,622

Series 2017-140, Class IO	0.561	02-16-59	3,227,549	159,957

Series 2017-159, Class IO	0.534	06-16-59	5,707,765	253,080

Series 2017-169, Class IO	0.699	01-16-60	8,502,010	467,329

Series 2017-20, Class IO	0.703	12-16-58	6,007,358	293,699

Series 2017-22, Class IO	0.758	12-16-57	1,757,082	101,141

Series 2017-41, Class IO	0.736	07-16-58	4,253,263	216,325

Series 2017-46, Class IO	0.623	11-16-57	5,427,957	270,313

Series 2017-61, Class IO	0.766	05-16-59	2,842,999	163,793

Series 2018-158, Class IO	0.692	05-16-61	4,752,896	316,758

Series 2018-35, Class IO	0.528	03-16-60	6,903,868	329,660

Series 2018-43, Class IO	0.573	05-16-60	10,063,630	497,249

Series 2018-68, Class IO	0.473	01-16-60	11,489,810	483,297

Series 2018-69, Class IO	0.570	04-16-60	8,722,515	469,122

Series 2018-81, Class IO	0.453	01-16-60	9,484,021	450,002

Series 2018-9, Class IO	0.544	01-16-60	11,010,802	563,565

Series 2019-131, Class IO	0.928	07-16-61	5,038,896	366,194

Series 2020-100, Class IO	0.896	05-16-62	5,292,440	441,731

Series 2020-108, Class IO	0.948	06-16-62	31,160,355	2,655,445

Series 2020-114, Class IO	0.930	09-16-62	14,532,822	1,238,148

Series 2020-118, Class IO	1.080	06-16-62	14,351,534	1,274,466

Series 2020-119, Class IO	0.820	08-16-62	6,287,782	502,165

Series 2020-120, Class IO	0.883	05-16-62	3,250,847	271,520

Series 2020-137, Class IO	0.911	09-16-62	16,432,875	1,415,470

Series 2020-150, Class IO	0.983	12-16-62	10,275,000	907,564

Series 2020-92, Class IO	1.017	02-16-62	11,863,824	1,059,353

Asset backed securities 2.8%				$84,611,188

(Cost $83,177,124)

Asset backed securities 2.8%				84,611,188

AMSR Trust

Series 2020-SFR4, Class A (D)	1.355	11-17-37	2,181,000	2,176,892

Applebee’s Funding LLC

Series 2019-1A, Class A2I (D)	4.194	06-07-49	1,457,000	1,418,754

Arbys Funding LLC

Series 2020-1A, Class A2 (D)	3.237	07-30-50	1,525,178	1,557,466

Avis Budget Rental Car Funding AESOP LLC

Series 2019-3A, Class A (D)	2.360	03-20-26	1,356,000	1,392,118

Series 2020-1A, Class A (D)	2.330	08-20-26	867,000	886,979

Bojangles Issuer LLC

Series 2020-1A, Class A2 (D)	3.832	10-20-50	781,000	786,707

BRE Grand Islander Timeshare Issuer LLC

Series 2019-A, Class A (D)	3.280	09-26-33	412,685	423,678

37	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities (continued)
CARS-DB4 LP

Series 2020-1A, Class B1 (D)	4.170	02-15-50	857,000	$876,315

CF Hippolyta LLC

Series 2020-1, Class A1 (D)	1.690	07-15-60	1,682,101	1,699,566

CLI Funding VI LLC

Series 2020-1A, Class A (D)	2.080	09-18-45	1,319,500	1,314,709

CoreVest American Finance Trust

Series 2019-3, Class A (D)	2.705	10-15-52	505,917	533,440

CWABS Asset-Backed Certificates Trust

Series 2004-10, Class AF5B	4.421	02-25-35	81,630	81,627

DB Master Finance LLC

Series 2017-1A, Class A2I (D)	3.629	11-20-47	387,075	397,929

Series 2017-1A, Class A2II (D)	4.030	11-20-47	433,875	458,506

Series 2019-1A, Class A2I (D)	3.787	05-20-49	2,163,150	2,217,315

Domino’s Pizza Master Issuer LLC

Series 2017-1A, Class A23 (D)	4.118	07-25-47	1,319,200	1,413,589

Driven Brands Funding LLC

Series 2015-1A, Class A2 (D)	5.216	07-20-45	1,268,250	1,313,958

Series 2020-2A, Class A2 (D)	3.237	01-20-51	1,042,000	1,042,000

FirstKey Homes Trust

Series 2020-SFR1, Class A (D)	1.339	09-17-25	1,272,000	1,271,391

Series 2020-SFR2, Class A (D)	1.266	10-19-37	2,542,000	2,523,740

Five Guys Funding LLC

Series 2017-1A, Class A2 (D)	4.600	07-25-47	655,050	657,621

FOCUS Brands Funding LLC

Series 2017-1A, Class A2I (D)	3.857	04-30-47	366,700	351,273

Ford Credit Auto Owner Trust

Series 2020-1, Class A (D)	2.040	08-15-31	1,734,000	1,813,163

Ford Credit Floorplan Master Owner Trust

Series 2019-2, Class A	3.060	04-15-26	2,111,000	2,273,837

Series 2020-2, Class A	1.060	09-15-27	1,792,000	1,794,765

GMF Floorplan Owner Revolving Trust

Series 2019-2, Class A (D)	2.900	04-15-26	1,835,000	1,967,066

Series 2020-1, Class A (D)	0.680	08-15-25	935,000	935,784

Golden Credit Card Trust

Series 2018-4A, Class A (D)	3.440	08-15-25	1,675,000	1,811,007

Hilton Grand Vacations Trust

Series 2017-AA, Class A (D)	2.660	12-26-28	858,107	877,245

Series 2018-AA, Class A (D)	3.540	02-25-32	311,352	325,653

Hyundai Auto Receivables Trust

Series 2020-B, Class A3	0.480	12-16-24	691,000	691,503

Series 2020-B, Class A4	0.620	12-15-25	582,000	584,581

Jack in the Box Funding LLC

Series 2019-1A, Class A23 (D)	4.970	08-25-49	591,530	619,835

Series 2019-1A, Class A2I (D)	3.982	08-25-49	441,663	451,993

Laurel Road Prime Student Loan Trust

Series 2019-A, Class A2FX (D)	2.730	10-25-48	239,670	245,089

MelTel Land Funding LLC

Series 2019-1A, Class A (D)	3.768	04-15-49	501,601	521,281

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	38

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities (continued)
Mill City Mortgage Loan Trust

Series 2018-3, Class A1 (D)(H)	3.479	08-25-58	346,228	$368,282

MVW Owner Trust

Series 2015-1A, Class A (D)	2.520	12-20-32	60,862	61,104

Series 2018-1A, Class A (D)	3.450	01-21-36	648,197	671,391

Navient Private Education Loan Trust

Series 2016-AA, Class A2A (D)	3.910	12-15-45	293,534	307,466

Navient Private Education Refi Loan Trust

Series 2019-FA, Class A2 (D)	2.600	08-15-68	1,644,000	1,697,313

Navient Student Loan Trust

Series 2020-2A, Class A1A (D)	1.320	08-26-69	1,192,000	1,190,278

NRZ Excess Spread-Collateralized Notes

Series 2018-FNT1, Class A (D)	3.610	05-25-23	440,410	440,352

Series 2018-FNT2, Class A (D)	3.790	07-25-54	256,712	251,557

Series 2018-PLS1, Class A (D)	3.193	01-25-23	138,553	138,922

Series 2018-PLS2, Class A (D)	3.265	02-25-23	778,889	778,809

Oxford Finance Funding LLC

Series 2019-1A, Class A2 (D)	4.459	02-15-27	937,000	971,115

PFS Financing Corp.

Series 2020-E, Class A (D)	1.220	10-15-25	1,026,000	1,029,831

Progress Residential Trust

Series 2020-SFR1, Class A (D)	1.732	04-17-37	887,000	896,076

Renaissance Home Equity Loan Trust

Series 2005-2, Class AF4	4.934	08-25-35	307,779	318,215

Santander Revolving Auto Loan Trust

Series 2019-A, Class A (D)	2.510	01-26-32	1,880,000	1,992,917

SCF Equipment Leasing LLC

Series 2019-1A, Class A2 (D)	3.230	10-20-24	372,000	373,332

Sesac Finance LLC

Series 2019-1, Class A2 (D)	5.216	07-25-49	1,726,150	1,826,974

Sierra Timeshare Receivables Funding LLC

Series 2019-1A, Class A (D)	3.200	01-20-36	271,597	278,542

SMB Private Education Loan Trust

Series 2015-C, Class A2A (D)	2.750	07-15-27	192,170	194,926

Series 2019-B, Class A2A (D)	2.840	06-15-37	1,636,000	1,715,972

Series 2020-PTA, Class A2A (D)	1.600	09-15-54	788,000	789,115

Sonic Capital LLC

Series 2020-1A, Class A2I (D)	3.845	01-20-50	1,093,660	1,149,120

Sunbird Engine Finance LLC

Series 2020-1A, Class A (D)	3.671	02-15-45	545,766	475,340

Taco Bell Funding LLC

Series 2018-1A, Class A2I (D)	4.318	11-25-48	1,179,983	1,198,862

Towd Point Mortgage Trust

Series 2015-1, Class A5 (D)(H)	3.583	10-25-53	280,000	293,268

Series 2015-2, Class 1M2 (D)(H)	3.577	11-25-60	815,000	857,639

Series 2017-1, Class A1 (D)(H)	2.750	10-25-56	523,755	536,786

Series 2017-2, Class A1 (D)(H)	2.750	04-25-57	144,299	148,138

Series 2018-1, Class A1 (D)(H)	3.000	01-25-58	312,364	325,923

Series 2018-3, Class A1 (D)(H)	3.750	05-25-58	618,220	658,732

39	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value

Asset backed securities (continued)
Series 2018-4, Class A1 (D)(H)	3.000	06-25-58		1,248,133	$1,331,480

Series 2018-5, Class A1A (D)(H)	3.250	07-25-58		199,407	208,626

Series 2018-6, Class A1A (D)(H)	3.750	03-25-58		1,154,386	1,218,061

Series 2019-1, Class A1 (D)(H)	3.750	03-25-58		496,123	531,298

Series 2019-4, Class A1 (D)(H)	2.900	10-25-59		986,285	1,045,362

Series 2020-4, Class A1 (D)	1.750	10-25-60		1,350,000	1,374,236

Toyota Auto Loan Extended Note Trust

Series 2019-1A, Class A (D)	2.560	11-25-31		3,603,000	3,844,715

Series 2020-1A, Class A (D)	1.350	05-25-33		947,000	969,928

Toyota Auto Receivables Owner Trust

Series 2020-C, Class A3	0.440	10-15-24		785,000	786,643

Series 2020-C, Class A4	0.570	10-15-25		589,000	589,248

Triton Container Finance VIII LLC

Series 2020-1A, Class A (D)	2.110	09-20-45		2,555,768	2,554,319

Vantage Data Centers LLC

Series 2020-1A, Class A2 (D)	1.645	09-15-45		1,567,000	1,556,903

Series 2020-2A, Class A2 (D)	1.992	09-15-45		1,035,000	1,033,759

Verizon Owner Trust

Series 2020-B, Class A	0.470	02-20-25		2,209,000	2,210,998

VR Funding LLC

Series 2020-1A, Class A (D)	2.790	11-15-50		2,198,000	2,065,305

VSE VOI Mortgage LLC

Series 2017-A, Class A (D)	2.330	03-20-35		334,328	339,138

Westgate Resorts LLC

Series 2017-1A, Class A (D)	3.050	12-20-30		151,757	152,235

Westlake Automobile Receivables Trust

Series 2019-1A, Class C (D)	3.450	03-15-24		784,000	801,897

Willis Engine Structured Trust V

Series 2020-A, Class A (D)	3.228	03-15-45		424,435	352,365

				Shares	Value

Warrants 0.0%					$32,878

(Cost $ 0)

Stearns LLC (Expiration Date: 11-5-39) (A)(I)(J)				20,533	32,878

	Yield* (%)	Maturity date		Par value^	Value

Short-term investments 1.2%					$36,614,291

(Cost $ 36,614,376)

U.S. Government Agency 0.1%					4,705,000
Federal Agricultural Mortgage Corp.

Discount Note	0.010	11-02-20		4,705,000	4,705,000

		Yield (%)		Shares	Value

Short-term funds 1.1%					31,909,291
Federated Government Obligations Fund, Institutional Class		0.0100	(K)	30,908,746	30,908,746

John Hancock Collateral Trust (L)		0.2508	(K)	99,969	1,000,545

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	40

Total investments (Cost $2,319,489,816) 100.2%	$2,966,050,444

Other assets and liabilities, net (0.2%)	(5,282,411)

Total net assets 100.0%	$2,960,768,033

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

ADR	American Depositary Receipt

CMT	Constant Maturity Treasury

ICE	Intercontinental Exchange

IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR	London Interbank Offered Rate

PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.

SOFR	Secured Overnight Financing Rate

(A)	Non-income producing security.

(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(C)	Security purchased or sold on a when-issued or delayed delivery basis.

(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $358,313,619 or 12.1% of the fund’s net assets as of 10-31-20.

(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(F)	All or a portion of this security is on loan as of 10-31-20.

(G)	Non-income producing - Issuer is in default.

(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(J)	Strike price and/or expiration date not available.

(K)	The rate shown is the annualized seven-day yield as of 10-31-20.

(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $2,331,871,693. Net unrealized appreciation aggregated to $634,178,751, of which $700,120,176 related to gross unrealized appreciation and $65,941,425 related to gross unrealized depreciation.

41	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $2,318,489,185) including $981,306 of securities loaned	$2,965,049,899
Affiliated investments, at value (Cost $1,000,631)	1,000,545
Total investments, at value (Cost $2,319,489,816)	2,966,050,444
Dividends and interest receivable	10,977,135
Receivable for fund shares sold	14,390,905
Receivable for investments sold	7,765
Receivable for delayed delivery securities sold	17,764,753
Receivable for securities lending income	307
Other assets	166,478
Total assets	3,009,357,787
Liabilities
Due to custodian	375,368
Payable for investments purchased	6,174,524
Payable for delayed delivery securities purchased	35,640,999
Payable for fund shares repurchased	4,458,270
Payable upon return of securities loaned	1,000,636
Payable to affiliates
Accounting and legal services fees	112,612
Transfer agent fees	261,687
Distribution and service fees	280,135
Other liabilities and accrued expenses	285,523
Total liabilities	48,589,754
Net assets	$2,960,768,033
Net assets consist of
Paid-in capital	$2,307,575,837
Total distributable earnings (loss)	653,192,196
Net assets	$2,960,768,033

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	42

STATEMENT OF ASSETS AND LIABILITIES 10-31-20 (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,617,542,314 ÷ 71,859,181 shares)[1]	$22.51
Class C ($314,171,880 ÷ 13,978,616 shares)[1]	$22.48
Class I ($625,933,704 ÷ 27,837,449 shares)	$22.49
Class R2 ($11,237,602 ÷ 500,092 shares)	$22.47
Class R4 ($23,360,000 ÷ 1,032,734 shares)	$22.62
Class R5 ($2,221,753 ÷ 98,393 shares)	$22.58
Class R6 ($366,300,780 ÷ 16,264,603 shares)	$22.52
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$23.57

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

43	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Interest	$34,053,702
Dividends	24,444,797
Securities lending	38,626
Less foreign taxes withheld	(350,352)
Total investment income	58,186,773
Expenses
Investment management fees	14,762,658
Distribution and service fees	7,496,952
Accounting and legal services fees	481,801
Transfer agent fees	2,756,259
Trustees’ fees	38,010
Custodian fees	333,154
State registration fees	263,302
Printing and postage	132,099
Professional fees	114,650
Other	115,713
Total expenses	26,494,598
Less expense reductions	(192,813)
Net expenses	26,301,785
Net investment income	31,884,988
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	14,285,144
Affiliated investments	3,474
14,288,618
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	185,361,778
Affiliated investments	(86)
185,361,692
Net realized and unrealized gain	199,650,310
Increase in net assets from operations	$231,535,298

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	44

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$31,884,988	$30,582,077
Net realized gain	14,288,618	17,678,865
Change in net unrealized appreciation (depreciation)	185,361,692	165,235,409
Increase in net assets resulting from operations	231,535,298	213,496,351
Distributions to shareholders
From earnings
Class A	(26,352,076)	(60,142,315)
Class B1	(138,417)	(1,158,730)
Class C	(4,889,629)	(25,200,789)
Class I	(12,284,130)	(33,159,374)
Class R1[1]	(60,739)	(235,667)
Class R2	(82,074)	(253,240)
Class R3[1]	(86,659)	(324,186)
Class R4	(322,396)	(1,184,133)
Class R5	(53,081)	(163,936)
Class R6	(6,691,232)	(13,119,592)
Total distributions	(50,960,433)	(134,941,962)
From fund share transactions	632,751,217	166,475,730
Total increase	813,326,082	245,030,119
Net assets
Beginning of year	2,147,441,951	1,902,411,832
End of year	$2,960,768,033	$2,147,441,951

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.

45	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.90	$20.18	$20.40	$18.29	$18.56
Net investment income[1]	0.27	0.32	0.32	0.32	0.32
Net realized and unrealized gain (loss) on investments	1.79	1.84	0.28	2.12	0.25
Total from investment operations	2.06	2.16	0.60	2.44	0.57
Less distributions
From net investment income	(0.30)	(0.33)	(0.34)	(0.33)	(0.32)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.45)	(1.44)	(0.82)	(0.33)	(0.84)
Net asset value, end of period	$22.51	$20.90	$20.18	$20.40	$18.29
Total return (%)[2,3]	10.06	11.63	2.89	13.41	3.26
Ratios and supplemental data
Net assets, end of period (in millions)	$1,618	$1,063	$832	$817	$866
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.08	1.07	1.08	1.09
Expenses including reductions	1.07	1.07	1.06	1.08	1.09
Net investment income	1.25	1.60	1.57	1.62	1.77
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	46

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.86	$20.15	$20.37	$18.26	$18.53
Net investment income[1]	0.13	0.18	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	1.79	1.83	0.27	2.12	0.25
Total from investment operations	1.92	2.01	0.45	2.30	0.44
Less distributions
From net investment income	(0.15)	(0.19)	(0.19)	(0.19)	(0.19)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.30)	(1.30)	(0.67)	(0.19)	(0.71)
Net asset value, end of period	$22.48	$20.86	$20.15	$20.37	$18.26
Total return (%)[2,3]	9.34	10.81	2.18	12.65	2.54
Ratios and supplemental data
Net assets, end of period (in millions)	$314	$351	$400	$499	$507
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.78	1.77	1.78	1.79
Expenses including reductions	1.77	1.77	1.76	1.78	1.79
Net investment income	0.60	0.91	0.87	0.93	1.07
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

47	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.88	$20.16	$20.39	$18.28	$18.55
Net investment income[1]	0.33	0.38	0.38	0.37	0.37
Net realized and unrealized gain (loss) on investments	1.80	1.84	0.27	2.12	0.26
Total from investment operations	2.13	2.22	0.65	2.49	0.63
Less distributions
From net investment income	(0.37)	(0.39)	(0.40)	(0.38)	(0.38)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.52)	(1.50)	(0.88)	(0.38)	(0.90)
Net asset value, end of period	$22.49	$20.88	$20.16	$20.39	$18.28
Total return (%)[2]	10.41	11.98	3.16	13.77	3.59
Ratios and supplemental data
Net assets, end of period (in millions)	$626	$469	$454	$522	$233
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.79	0.78	0.77	0.78
Expenses including reductions	0.77	0.78	0.77	0.77	0.78
Net investment income	1.55	1.90	1.85	1.91	2.09
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	48

CLASS R2 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.86	$20.15	$20.37	$18.27	$18.53
Net investment income[1]	0.25	0.30	0.30	0.31	0.29
Net realized and unrealized gain (loss) on investments	1.79	1.83	0.28	2.10	0.27
Total from investment operations	2.04	2.13	0.58	2.41	0.56
Less distributions
From net investment income	(0.28)	(0.31)	(0.32)	(0.31)	(0.30)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.43)	(1.42)	(0.80)	(0.31)	(0.82)
Net asset value, end of period	$22.47	$20.86	$20.15	$20.37	$18.27
Total return (%)[2]	10.03	11.48	2.79	13.27	3.23
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$4	$4	$4	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.17	1.18	1.18	1.19
Expenses including reductions	1.15	1.17	1.17	1.17	1.18
Net investment income	1.18	1.51	1.47	1.58	1.63
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

49	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$21.00	$20.27	$20.49	$18.36	$18.63
Net investment income[1]	0.28	0.35	0.35	0.35	0.35
Net realized and unrealized gain (loss) on investments	1.83	1.85	0.28	2.13	0.25
Total from investment operations	2.11	2.20	0.63	2.48	0.60
Less distributions
From net investment income	(0.34)	(0.36)	(0.37)	(0.35)	(0.35)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.49)	(1.47)	(0.85)	(0.35)	(0.87)
Net asset value, end of period	$22.62	$21.00	$20.27	$20.49	$18.36
Total return (%)[2]	10.24	11.79	3.03	13.64	3.41
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$13	$17	$24	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.03	1.03	1.03	1.03
Expenses including reductions	0.90	0.92	0.92	0.92	0.92
Net investment income	1.33	1.77	1.70	1.79	1.93
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	50

CLASS R5 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.96	$20.24	$20.47	$18.34	$18.60
Net investment income[1]	0.36	0.39	0.40	0.39	0.38
Net realized and unrealized gain (loss) on investments	1.79	1.84	0.26	2.13	0.26
Total from investment operations	2.15	2.23	0.66	2.52	0.64
Less distributions
From net investment income	(0.38)	(0.40)	(0.41)	(0.39)	(0.38)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.53)	(1.51)	(0.89)	(0.39)	(0.90)
Net asset value, end of period	$22.58	$20.96	$20.24	$20.47	$18.34
Total return (%)[2]	10.48	11.98	3.19	13.88	3.68
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.73	0.73	0.73	0.73
Expenses including reductions	0.70	0.72	0.72	0.72	0.72
Net investment income	1.65	1.95	1.96	1.97	2.14
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

51	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$20.91	$20.19	$20.41	$18.30	$18.56
Net investment income[1]	0.35	0.40	0.41	0.39	0.39
Net realized and unrealized gain (loss) on investments	1.80	1.84	0.27	2.12	0.27
Total from investment operations	2.15	2.24	0.68	2.51	0.66
Less distributions
From net investment income	(0.39)	(0.41)	(0.42)	(0.40)	(0.40)
From net realized gain	(0.15)	(1.11)	(0.48)	—	(0.52)
Total distributions	(0.54)	(1.52)	(0.90)	(0.40)	(0.92)
Net asset value, end of period	$22.52	$20.91	$20.19	$20.41	$18.30
Total return (%)[2]	10.52	12.07	3.30	13.87	3.76
Ratios and supplemental data
Net assets, end of period (in millions)	$366	$226	$166	$18	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.68	0.68	0.68	0.69
Expenses including reductions	0.65	0.67	0.67	0.67	0.66
Net investment income	1.67	2.00	1.98	1.97	2.19
Portfolio turnover (%)	89	76	58	52	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	52

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair

53	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,553,417,244	$1,526,633,562	$26,783,682	—
Preferred securities	2,738,450	2,738,450	—	—
U.S. Government and Agency obligations	511,611,578	—	511,611,578	—
Foreign government obligations	5,560,418	—	5,560,418	—
Corporate bonds	706,650,975	—	706,650,975	—
Municipal bonds	3,098,148	—	3,098,148	—
Collateralized mortgage obligations	61,715,274	—	61,715,274	—
Asset backed securities	84,611,188	—	84,611,188	—
Warrants	32,878	—	—	$32,878
Short-term investments	36,614,291	31,909,291	4,705,000	—
Total investments in securities	$2,966,050,444	$1,561,281,303	$1,404,736,263	$32,878

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	54

paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities.

Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash

55	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2020, the fund loaned securities valued at $981,306 and received $1,000,636 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	56

had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $12,394.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$50,583,261	$30,946,515
Long-term capital gains	377,172	103,995,447
Total	$50,960,433	$134,941,962

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $19,013,393 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, amortization and accretion on debt securities and wash sale loss deferrals.

57	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund’s average daily net assets and (b) 0.550% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$93,748
Class B	542
Class C	23,542
Class I	37,506
Class R1	220
Class R2	301

Class	Expense reduction
Class R3	$301
Class R4	1,109
Class R5	154
Class R6	19,884
Total	$177,307

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.58% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	58

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%

Class B, Class R1, and Class R3 were redesignated during the year. Refer to Note 5 for further details.

The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $15,506 for Class R4 shares for the year ended October 31, 2020.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,163,080 for the year ended October 31, 2020. Of this amount, $224,127 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,938,953 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

59	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,970,618	$1,639,055
Class B	76,445	9,516
Class C	3,325,689	413,436
Class I	—	654,987
Class R1	22,125	403
Class R2	20,444	533
Class R3	26,869	552
Class R4	53,683	1,939
Class R5	1,079	278
Class R6	—	35,560
Total	$7,496,952	$2,756,259

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,250,000	2	0.866%	$108

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class A shares

Sold	41,876,219	$904,225,483	17,827,152	$358,821,353

Distributions reinvested	1,222,816	25,487,459	3,122,194	58,256,341

Repurchased	(22,114,722)	(473,441,633)	(11,296,619)	(226,124,337)

Net increase	20,984,313	$456,271,309	9,652,727	$190,953,357

Class B shares

Sold	10,505	$220,682	16,564	$322,658

Distributions reinvested	6,065	126,412	58,403	1,077,248

Repurchased	(560,547)	(12,326,641)	(502,719)	(9,879,867)

Net decrease	(543,977)	$(11,979,547)	(427,752)	$(8,479,961)

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	60

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class C shares

Sold	2,623,485	$56,124,040	2,480,805	$48,929,991

Distributions reinvested	213,587	4,453,454	1,227,779	22,711,974

Repurchased	(5,663,311)	(121,025,958)	(6,780,942)	(134,084,859)

Net decrease	(2,826,239)	$(60,448,464)	(3,072,358)	$(62,442,894)

Class I shares

Sold	10,430,889	$226,188,871	6,623,345	$130,794,097

Distributions reinvested	519,433	10,816,668	1,533,965	28,603,840

Repurchased	(5,597,083)	(115,277,111)	(8,166,157)	(159,008,781)

Net increase (decrease)	5,353,239	$121,728,428	(8,847)	$389,156

Class R1 shares

Sold	57,212	$1,227,597	33,297	$664,078

Distributions reinvested	2,363	49,416	8,551	159,757

Repurchased	(224,471)	(5,015,565)	(53,428)	(1,080,583)

Net decrease	(164,896)	$(3,738,552)	(11,580)	$(256,748)

Class R2 shares

Sold	484,436	$8,777,117	87,369	$1,742,276

Distributions reinvested	3,429	71,200	9,875	183,805

Repurchased	(84,041)	(1,785,479)	(75,682)	(1,516,988)

Net increase	403,824	$7,062,838	21,562	$409,093

Class R3 shares

Sold	46,821	$1,018,539	43,765	$857,483

Distributions reinvested	4,153	86,659	17,390	324,185

Repurchased	(271,828)	(6,219,863)	(70,338)	(1,426,239)

Net decrease	(220,854)	$(5,114,665)	(9,183)	$(244,571)

Class R4 shares

Sold	537,195	$11,982,587	157,092	$3,050,177

Distributions reinvested	15,282	321,771	63,247	1,184,133

Repurchased	(117,853)	(2,564,107)	(475,729)	(9,619,372)

Net increase (decrease)	434,624	$9,740,251	(255,390)	$(5,385,062)

Class R5 shares

Sold	3,754	$80,752	22,394	$435,832

Distributions reinvested	2,535	52,838	8,113	151,971

Repurchased	(10,792)	(235,190)	(37,103)	(744,884)

Net decrease	(4,503)	$(101,600)	(6,596)	$(157,081)

61	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class R6 shares

Sold	7,506,526	$163,124,435	3,882,257	$77,589,248

Distributions reinvested	319,938	6,673,233	696,880	13,056,458

Repurchased	(2,376,265)	(50,466,449)	(1,972,647)	(38,955,265)

Net increase	5,450,199	$119,331,219	2,606,490	$51,690,441

Total net increase	28,865,730	$632,751,217	8,489,073	$166,475,730

Affiliates of the fund owned 1% of shares of Class R6 on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.

Redesignation	Effective date	Amount

Class R3 shares as Class R2 shares	October 9, 2020	$4,556,865
Class B shares as Class A shares	October 14, 2020	$5,281,361
Class R1 shares as Class R2 shares	October 23, 2020	$3,276,091

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,465,732,557 and $852,084,580, respectively, for the year ended October 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $1,375,271,876 and $1,343,783,008, respectively, for the year ended October 31, 2020.

Note 7 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	99,969	—	$135,638,203	$(134,641,046)	$3,474	$(86)	$38,626	—	$1,000,545

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 8 — LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	62

be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Note 9 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

Note 10 — New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

63	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the Fund ) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	64

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $377,172 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

65	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at telephonic meetings held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	66

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

67	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-,three-, five- and ten-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three-, five-and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	68

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

69	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(l)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	70

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

71	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	72

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hassell H. McClellan, Born: 1945	2012	196
Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196
Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196
Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196
Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196
Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

73	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Deborah C. Jackson, Born: 1952	2008	196
Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196
Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196
Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196
Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	74

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	196
Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Andrew G. Arnott, Born: 1971	2017	196
President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196
Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

75	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with Trust	of the
Principal occupation(s)	Trust
during past 5 years	since

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	76

More information

Trustees	Investment advisor
Hassell H. McClellan, Chairperson	John Hancock Investment Management LLC
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†	Subadvisor
Charles L. Bardelis*	Manulife Investment Management (US) LLC
James R. Boyle
Peter S. Burgess*	Portfolio Managers
William H. Cunningham	Susan A. Curry
Grace K. Fey	Jeffrey N. Given, CFA
Marianne Harrison†	Michael J. Scanlon, Jr., CFA
Deborah C. Jackson
James M. Oates*	Principal distributor
Frances G. Rathke1,*	John Hancock Investment Management
Gregory A. Russo	Distributors LLC
Custodian
Officers	Citibank, N.A.
Andrew G. Arnott
President	Transfer agent
Charles A. Rizzo	John Hancock Signature Services, Inc.
Chief Financial Officer
Salvatore Schiavone	Legal counsel
Treasurer	K&L Gates LLP
Christopher (Kit) Sechler
Secretary and Chief Legal Officer	Independent registered public accounting firm
Trevor Swanberg[2]	PricewaterhouseCoopers LLP
Chief Compliance Officer

* Member of the Audit Committee

† Non-Independent Trustee

1 Appointed as Independent Trustee effective as of

September 15, 2020

2 Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

77	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

∎	Added security: Password protection
helps you safely retrieve documents online
∎	Save time: Receive instant email
notification once statements are available
∎	Reduce clutter: View documents online
to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

| Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

∎	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.

∎	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.

∎	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.

∎	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800- 225- 5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC  ∎   Member FINRA, SIPC

200 Berkeley Street  ∎   Boston, MA 02116-5010  ∎   800-225-5291  ∎   jhinvestments.com

This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399308	36A 10/20
12/10

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy and equity markets began to rise, particularly large-cap U.S. growth stocks, during the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Fundamental Large Cap Core Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

13	Financial statements

16	Financial highlights

24	Notes to financial statements

33	Report of independent registered public accounting firm

34	Tax information

35	Continuation of investment advisory and subadvisory agreements

42	Trustees and Officers

46	More information

1	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Despite steep first-quarter downturn, stocks closed with a gain
Slowing COVID-19 infection rates, gradual economic reopenings, and progress developing a vaccine helped U.S. stocks rebound from their March lows.

The fund edged ahead of the S&P 500 Index
Security selection aided relative performance, but was largely offset by disappointing sector allocations.

Positioning in the consumer discretionary sector helped most
Stock picks and an overweight in the strong-performing consumer discretionary sector gave the biggest boost to relative performance.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Manager’s discussion of fund performance

What drove the U.S. stock market’s gain for the 12 months ended October 31, 2020?

U.S. stocks rose in late 2019, aided by easing trade tensions, steady economic growth and interest rate cuts, but equities fell sharply in the new year as the COVID-19 pandemic spread, leading to unprecedented shutdowns of entire countries. Starting in April, however, U.S. equities began a strong rebound, buoyed by slowing infection rates and hospitalizations, progress in developing a potential vaccine, and the gradual reopening of economies in many states. These tailwinds outweighed late-period profit taking, rising infection rates, and mounting uncertainty ahead of the November U.S. presidential election.

Within the fund’s benchmark, the S&P 500 Index, the information technology and consumer discretionary sectors stood out, as COVID-19 lockdowns boosted demand for e-commerce and cloud computing services. Conversely, energy stocks posted steep losses due to weak commodity prices.

Which sectors and stocks most aided the fund’s relative result?

Security selection and a large overweight in the consumer discretionary sector helped the fund outpace the benchmark, with added boosts from stock picks in healthcare and real estate. Within the consumer discretionary sector, a large overweight in e-commerce giant Amazon.com, Inc. soared amid increased demand

TOP 10 HOLDINGS
AS OF 10/31/2020 (% of net assets)

Amazon.com, Inc.	9.8
Apple, Inc.	6.7
Facebook, Inc., Class A	6.6
Alphabet, Inc., Class A	5.5
Lennar Corp., A Shares	4.6
Workday, Inc., Class A	4.2
Anheuser-Busch InBev SA/NV, ADR	4.0
Cheniere Energy, Inc.	4.0
Morgan Stanley	3.7
Microsoft Corp.	3.2
TOTAL	52.3

Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	4

for online shopping and cloud computing as people sheltered at home during the pandemic. Elsewhere, shares of consumer technology leader Apple, Inc., another top holding, surged due to enthusiasm for the company’s ecosystem and the anticipated fall launch of a 5G-enabled iPhone. An overweight in social networking company Facebook, Inc. also rallied nicely, as increased usage during the pandemic aided advertising revenues.	MANAGED BY Emory W. Sanders, Jr., CFA Jonathan T. White, CFA

What detracted from relative performance?

An overweight in the financials sector and stock picks in consumer staples hurt most. Among individual detractors was a nonindex position in Belgium-based global brewer Anheuser-Busch InBev SA/NV, which fell sharply as COVID-19 lockdowns hurt on-premises sales. Elsewhere, shares of Citigroup, Inc. declined amid continued low interest rates and uncertainty associated with a second round of regulatory stress tests to measure the capital adequacy of big banks in the event of economic disruption. Concerns regarding an upcoming CEO transition and the company’s need to invest in additional compliance measures also hurt the stock, which was no longer in the portfolio at period end. A nonindex investment in liquefied natural gas company Chenière Energy, Inc. retreated as low oil prices and weakened demand battered energy stocks.

How was the fund positioned at period end?

We kept the fund focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value. As of period end, the fund had sizable overweights in the consumer discretionary, communication services and financials sectors, with underweights in healthcare and information technology.

The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	4.38	7.95	10.18	46.63	163.58
Class C	8.05	8.26	9.91	48.68	157.29
Class I1	10.16	9.35	11.05	56.33	185.26
Class R2[1,2]	9.73	8.92	10.65	53.29	175.23
Class R4[1]	10.00	9.19	10.86	55.18	180.34
Class R5[1]	10.22	9.40	11.10	56.74	186.53
Class R6[1,2]	10.28	9.47	11.12	57.21	187.05
Class NAV[1,2]	10.30	9.36	10.89	56.45	181.17
Index†	9.71	11.71	13.01	73.97	239.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.03	1.78	0.78	1.18	1.03	0.73	0.68	0.67
Net (%)	1.02	1.77	0.77	1.17	0.92	0.72	0.67	0.66

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	10-31-10	25,729	25,729	33,987
Class I1	10-31-10	28,526	28,526	33,987
Class R2[1,2]	10-31-10	27,523	27,523	33,987
Class R4[1]	10-31-10	28,034	28,034	33,987
Class R5[1]	10-31-10	28,653	28,653	33,987
Class R6[1,2]	10-31-10	28,705	28,705	33,987
Class NAV[1,2]	10-31-10	28,117	28,117	33,987

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.

[2]

Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11; Class NAV shares were first offered on 2-8-17. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[3]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs,

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,155.70	$5.53	1.02%
	Hypothetical example	1,000.00	1,020.00	5.18	1.02%
Class C	Actual expenses/actual returns	1,000.00	1,151.50	9.73	1.80%
	Hypothetical example	1,000.00	1,016.10	9.12	1.80%
Class I	Actual expenses/actual returns	1,000.00	1,157.40	4.23	0.78%
	Hypothetical example	1,000.00	1,021.20	3.96	0.78%
Class R2	Actual expenses/actual returns	1,000.00	1,155.10	6.28	1.16%
	Hypothetical example	1,000.00	1,019.30	5.89	1.16%
Class R4	Actual expenses/actual returns	1,000.00	1,156.40	4.88	0.90%
	Hypothetical example	1,000.00	1,020.60	4.57	0.90%
Class R5	Actual expenses/actual returns	1,000.00	1,157.60	3.85	0.71%
	Hypothetical example	1,000.00	1,021.60	3.61	0.71%
Class R6	Actual expenses/actual returns	1,000.00	1,157.80	3.63	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	1,157.80	3.53	0.65%
	Hypothetical example	1,000.00	1,021.90	3.30	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 99.6%		$4,696,968,025

(Cost $3,070,641,416)

Communication services 19.8%		933,232,956

Entertainment 3.9%

Liberty Media Corp.-Liberty Formula One, Series C (A)	3,463,071	125,120,755

The Walt Disney Company	488,404	59,218,985

Interactive media and services 12.9%

Alphabet, Inc., Class A (A)	159,634	257,986,104

CarGurus, Inc. (A)	1,956,935	39,001,715

Facebook, Inc., Class A (A)	1,179,303	310,286,412

Media 3.0%

Comcast Corp., Class A	1,339,026	56,560,458

Fox Corp., Class A	6,914	183,359

Fox Corp., Class B	3,246,946	84,875,168

Consumer discretionary 17.9%		843,824,803

Household durables 5.4%

Lennar Corp., A Shares	3,110,892	218,477,945

Tempur Sealy International, Inc. (A)	423,853	37,722,917

Internet and direct marketing retail 9.8%

Amazon.com, Inc. (A)	151,814	460,930,075

Leisure products 1.4%

Polaris, Inc.	746,095	67,790,192

Specialty retail 1.3%

CarMax, Inc. (A)	681,440	58,903,674

Consumer staples 5.8%		274,257,507

Beverages 4.5%

Anheuser-Busch InBev SA/NV, ADR	3,652,790	189,616,329

Diageo PLC, ADR	184,898	24,070,022

Food products 1.3%

Danone SA	1,092,060	60,571,156

Energy 5.1%		241,635,151

Energy equipment and services 1.1%

Baker Hughes Company	3,525,561	52,072,536

Oil, gas and consumable fuels 4.0%

Cheniere Energy, Inc. (A)	3,959,946	189,562,615

Financials 15.7%		741,475,973

Banks 6.8%

Bank of America Corp.	5,576,114	132,153,902

First Republic Bank	20,774	2,620,432

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	10

	Shares	Value

Financials (continued)

Banks (continued)

JPMorgan Chase & Co.	1,454,702	$142,618,984

Wells Fargo & Company	2,016,396	43,251,694

Capital markets 7.0%

Morgan Stanley	3,573,554	172,066,625

State Street Corp.	979,562	57,696,202

The Goldman Sachs Group, Inc.	523,614	98,983,991

Consumer finance 1.9%

American Express Company	673,637	61,462,640

Synchrony Financial	1,223,881	30,621,503

Health care 7.6%		356,717,713

Biotechnology 2.0%

Alexion Pharmaceuticals, Inc. (A)	424,104	48,831,335

Alnylam Pharmaceuticals, Inc. (A)	384,881	47,328,817

Health care equipment and supplies 1.8%

Danaher Corp.	365,098	83,804,595

Health care providers and services 2.9%

UnitedHealth Group, Inc.	445,294	135,877,011

Pharmaceuticals 0.9%

Bristol-Myers Squibb Company	699,332	40,875,955

Industrials 5.5%		260,538,170

Aerospace and defense 2.4%

General Dynamics Corp.	422,824	55,529,476

Lockheed Martin Corp.	123,167	43,124,462

Raytheon Technologies Corp.	313,826	17,047,028

Building products 0.2%

Carrier Global Corp.	313,826	10,478,650

Machinery 1.2%

Caterpillar, Inc.	286,118	44,934,832

Otis Worldwide Corp.	156,915	9,615,751

Road and rail 1.7%

Union Pacific Corp.	450,409	79,807,971

Information technology 18.2%		858,699,457

IT services 1.2%

Visa, Inc., Class A	319,295	58,019,094

Semiconductors and semiconductor equipment 2.9%

Analog Devices, Inc.	438,977	52,031,944

Broadcom, Inc.	89,993	31,464,253

KLA Corp.	275,456	54,314,414

11	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Information technology (continued)

Software 7.4%

Microsoft Corp.			745,041	$150,848,451

Workday, Inc., Class A (A)			929,832	195,376,300

Technology hardware, storage and peripherals 6.7%

Apple, Inc.			2,908,736	316,645,001

Materials 0.8%				39,027,863

Chemicals 0.8%

LyondellBasell Industries NV, Class A			570,166	39,027,863

Real estate 3.2%				147,558,432
Equity real estate investment trusts 3.2%
American Tower Corp.			428,080	98,308,572
Crown Castle International Corp.			315,300	49,249,860

	Yield	(%)	Shares	Value

Short-term investments 0.4%				$19,620,579

(Cost $19,620,579)

Short-term funds 0.4%				19,620,579

Federated Government Obligations Fund, Institutional Class	0.0100	(B)	19,620,579	19,620,579

Total investments (Cost $3,090,261,995) 100.0%				$4,716,588,604

Other assets and liabilities, net (0.0%)				(116,141)

Total net assets 100.0%				$4,716,472,463

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt

(A)	Non-income producing security.

(B)	The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $3,103,040,699. Net unrealized appreciation aggregated to $1,613,547,905, of which $1,801,103,583 related to gross unrealized appreciation and $187,555,678 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $3,090,261,995)	$4,716,588,604
Cash	865,456
Dividends and interest receivable	3,805,997
Receivable for fund shares sold	2,342,403
Other assets	132,664
Total assets	4,723,735,124
Liabilities
Payable for fund shares repurchased	3,339,227
Payable to affiliates
Investment management fees	2,610,885
Accounting and legal services fees	181,544
Transfer agent fees	240,822
Distribution and service fees	425,790
Other liabilities and accrued expenses	464,393
Total liabilities	7,262,661
Net assets	$4,716,472,463
Net assets consist of
Paid-in capital	$3,190,872,819
Total distributable earnings (loss)	1,525,599,644
Net assets	$4,716,472,463

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,549,882,381 ÷ 30,487,092 shares)[1]	$50.84
Class C ($83,753,090 ÷ 1,899,999 shares)[1]	$44.08
Class I ($624,514,786 ÷ 11,680,705 shares)	$53.47
Class R2 ($7,150,440 ÷ 134,504 shares)	$53.16
Class R4 ($1,517,724 ÷ 28,558 shares)	$53.15
Class R5 ($522,410 ÷ 9,745 shares)	$53.61
Class R6 ($386,367,028 ÷ 7,203,099 shares)	$53.64
Class NAV ($2,062,764,604 ÷ 38,470,309 shares)	$53.62
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$53.52

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

13	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$70,633,773
Interest	417,713
Less foreign taxes withheld	(655,982)
Total investment income	70,395,504
Expenses
Investment management fees	30,111,321
Distribution and service fees	5,020,732
Accounting and legal services fees	923,269
Transfer agent fees	3,003,437
Trustees’ fees	80,600
Custodian fees	608,046
State registration fees	189,610
Printing and postage	196,722
Professional fees	171,270
Other	219,801
Total expenses	40,524,808
Less expense reductions	(355,717)
Net expenses	40,169,091
Net investment income	30,226,413
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	278,205,291
278,205,291
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	157,376,933
157,376,933
Net realized and unrealized gain	435,582,224
Increase in net assets from operations	$465,808,637

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	14

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$30,226,413	$36,635,492
Net realized gain (loss)	278,205,291	(374,099,003)
Change in net unrealized appreciation (depreciation)	157,376,933	954,775,662
Increase in net assets resulting from operations	465,808,637	617,312,151
Distributions to shareholders
From earnings
Class A	(8,690,954)	(166,593,801)
Class B1	—	(1,625,686)
Class C	—	(21,796,903)
Class I	(6,159,077)	(87,511,921)
Class R1[1]	(9,734)	(794,580)
Class R2	(6,332)	(176,373)
Class R3[1]	(6,419)	(333,868)
Class R4	(8,395)	(140,309)
Class R5	(3,983)	(48,849)
Class R6	(3,343,608)	(61,032,548)
Class NAV	(18,467,276)	(197,840,192)
Total distributions	(36,695,778)	(537,895,030)
From fund share transactions	(841,566,650)	(157,801,460)
Total decrease	(412,453,791)	(78,384,339)
Net assets
Beginning of year	5,128,926,254	5,207,310,593
End of year	$4,716,472,463	$5,128,926,254

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.

15	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$46.52	$46.66	$51.87	$42.42	$42.89
Net investment income[1]	0.20	0.24	0.16	0.24	0.23
Net realized and unrealized gain (loss) on investments	4.38	4.82	(1.10)	10.71	(0.07)
Total from investment operations	4.58	5.06	(0.94)	10.95	0.16
Less distributions
From net investment income	(0.26)	(0.13)	(0.26)	(0.19)	(0.12)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.26)	(5.20)	(4.27)	(1.50)	(0.63)
Net asset value, end of period	$50.84	$46.52	$46.66	$51.87	$42.42
Total return (%)[2,3]	9.88	13.23	(2.20)	26.39	0.37
Ratios and supplemental data
Net assets, end of period (in millions)	$1,550	$1,550	$1,511	$1,620	$1,519
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.03	1.03	1.04	1.06
Expenses including reductions	1.03	1.02	1.02	1.04	1.05
Net investment income	0.40	0.56	0.32	0.51	0.57
Portfolio turnover (%)	19	29 [4]	47 [4]	54 [4]	20 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	16

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$40.42	$41.41	$46.57	$38.33	$38.98
Net investment loss[1]	(0.14)	(0.07)	(0.19)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	3.80	4.15	(0.96)	9.65	(0.07)
Total from investment operations	3.66	4.08	(1.15)	9.55	(0.14)
Less distributions
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Net asset value, end of period	$44.08	$40.42	$41.41	$46.57	$38.33
Total return (%)[2,3]	9.05	12.38	(2.93)	25.44	(0.37)
Ratios and supplemental data
Net assets, end of period (in millions)	$84	$127	$184	$303	$290
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	1.78	1.78	1.79	1.81
Expenses including reductions	1.78	1.77	1.77	1.79	1.80
Net investment loss	(0.33)	(0.17)	(0.42)	(0.23)	(0.18)
Portfolio turnover (%)	19	29 [4]	47 [4]	54 [4]	20 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

17	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$48.89	$48.78	$54.05	$44.13	$44.58
Net investment income[1]	0.34	0.37	0.29	0.40	0.36
Net realized and unrealized gain (loss) on investments	4.61	5.07	(1.15)	11.12	(0.08)
Total from investment operations	4.95	5.44	(0.86)	11.52	0.28
Less distributions
From net investment income	(0.37)	(0.26)	(0.40)	(0.29)	(0.22)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.37)	(5.33)	(4.41)	(1.60)	(0.73)
Net asset value, end of period	$53.47	$48.89	$48.78	$54.05	$44.13
Total return (%)[2]	10.16	13.51	(1.97)	26.73	0.63
Ratios and supplemental data
Net assets, end of period (in millions)	$625	$819	$846	$985	$1,665
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.79	0.79	0.78	0.79
Expenses including reductions	0.78	0.78	0.78	0.78	0.78
Net investment income	0.66	0.81	0.56	0.82	0.84
Portfolio turnover (%)	19	29 [3]	47 [3]	54 [3]	20 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	18

CLASS R2 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$48.63	$48.51	$53.77	$43.93	$44.40
Net investment income[1]	0.13	0.19	0.12	0.18	0.18
Net realized and unrealized gain (loss) on investments	4.59	5.06	(1.18)	11.10	(0.08)
Total from investment operations	4.72	5.25	(1.06)	11.28	0.10
Less distributions
From net investment income	(0.19)	(0.06)	(0.19)	(0.13)	(0.06)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.19)	(5.13)	(4.20)	(1.44)	(0.57)
Net asset value, end of period	$53.16	$48.63	$48.51	$53.77	$43.93
Total return (%)[2]	9.73	13.09	(2.36)	26.22	0.24
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$2	$2	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.18	1.18	1.18	1.20
Expenses including reductions	1.17	1.17	1.18	1.18	1.19
Net investment income	0.28	0.41	0.23	0.36	0.43
Portfolio turnover (%)	19	29 [3]	47 [3]	54 [3]	20 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

19	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$48.61	$48.51	$53.76	$43.91	$44.37
Net investment income[1]	0.26	0.36	0.20	0.30	0.29
Net realized and unrealized gain (loss) on investments	4.59	4.99	(1.13)	11.09	(0.08)
Total from investment operations	4.85	5.35	(0.93)	11.39	0.21
Less distributions
From net investment income	(0.31)	(0.18)	(0.31)	(0.23)	(0.16)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.31)	(5.25)	(4.32)	(1.54)	(0.67)
Net asset value, end of period	$53.15	$48.61	$48.51	$53.76	$43.91
Total return (%)[2]	10.00	13.35	(2.10)	26.53	0.47
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$4	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.03	1.03	1.04	1.04
Expenses including reductions	0.92	0.92	0.92	0.93	0.93
Net investment income	0.51	0.77	0.39	0.61	0.69
Portfolio turnover (%)	19	29 [3]	47 [3]	54 [3]	20 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	20

CLASS R5 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$49.02	$48.89	$54.14	$44.20	$44.64
Net investment income[1]	0.36	0.40	0.34	0.38	0.38
Net realized and unrealized gain (loss) on investments	4.63	5.08	(1.17)	11.18	(0.08)
Total from investment operations	4.99	5.48	(0.83)	11.56	0.30
Less distributions
From net investment income	(0.40)	(0.28)	(0.41)	(0.31)	(0.23)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.40)	(5.35)	(4.42)	(1.62)	(0.74)
Net asset value, end of period	$53.61	$49.02	$48.89	$54.14	$44.20
Total return (%)[2]	10.22	13.60	(1.92)	26.77	0.68
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$— [3]	$— [3]	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.73	0.74	0.75
Expenses including reductions	0.72	0.72	0.72	0.73	0.74
Net investment income	0.71	0.86	0.64	0.77	0.90
Portfolio turnover (%)	19	29 [4]	47 [4]	54 [4]	20 [5]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.

21	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$49.04	$48.91	$54.16	$44.21	$44.64
Net investment income[1]	0.39	0.45	0.34	0.28	0.40
Net realized and unrealized gain (loss) on investments	4.63	5.05	(1.15)	11.31	(0.07)
Total from investment operations	5.02	5.50	(0.81)	11.59	0.33
Less distributions
From net investment income	(0.42)	(0.30)	(0.43)	(0.33)	(0.25)
From net realized gain	—	(5.07)	(4.01)	(1.31)	(0.51)
Total distributions	(0.42)	(5.37)	(4.44)	(1.64)	(0.76)
Net asset value, end of period	$53.64	$49.04	$48.91	$54.16	$44.21
Total return (%)[2]	10.28	13.63	(1.85)	26.86	0.76
Ratios and supplemental data
Net assets, end of period (in millions)	$386	$397	$963	$975	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.68	0.69	0.70
Expenses including reductions	0.67	0.67	0.67	0.68	0.68
Net investment income	0.76	0.96	0.66	0.57	0.93
Portfolio turnover (%)	19	29 [3]	47 [3]	54 [3]	20 [4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	22

CLASS NAV SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$49.02	$48.90	$54.15	$47.04
Net investment income[2]	0.40	0.42	0.33	0.35
Net realized and unrealized gain (loss) on investments	4.63	5.07	(1.13)	6.76
Total from investment operations	5.03	5.49	(0.80)	7.11
Less distributions
From net investment income	(0.43)	(0.30)	(0.44)	—
From net realized gain	—	(5.07)	(4.01)	—
Total distributions	(0.43)	(5.37)	(4.45)	—
Net asset value, end of period	$53.62	$49.02	$48.90	$54.15
Total return (%)[3]	10.30	13.65	(1.85)	15.11	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,063	$2,218	$1,671	$1,152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.67	0.67	0.68	[5]
Expenses including reductions	0.66	0.66	0.66	0.67	[5]
Net investment income	0.78	0.91	0.64	0.94	[5]
Portfolio turnover (%)	19	29 [6]	47 [6]	54	[6,7]

[1]	The inception date for Class NAV shares is 2-8-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes in-kind transactions.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

23	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	24

NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

			Level 2	Level 3
	Total	Level 1	significant	significant
	value at	quoted	observable	unobservable
	10-31-20	price	inputs	inputs
Investments in securities:
Assets
Common stocks
Communication services	$933,232,956	$933,232,956	—	—
Consumer discretionary	843,824,803	843,824,803	—	—
Consumer staples	274,257,507	213,686,351	$60,571,156	—
Energy	241,635,151	241,635,151	—	—
Financials	741,475,973	741,475,973	—	—
Health care	356,717,713	356,717,713	—	—
Industrials	260,538,170	260,538,170	—	—
Information technology	858,699,457	858,699,457	—	—
Materials	39,027,863	39,027,863	—	—
Real estate	147,558,432	147,558,432	—	—
Short-term investments	19,620,579	19,620,579	—	—
Total investments in securities	$4,716,588,604	$4,656,017,448	$60,571,156	—

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

25	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $20,330.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	26

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $88,430,781 and a long-term capital loss carryforward of $22,058,590 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$36,695,778	$54,800,927
Long-term capital gains	—	483,094,103
Total	$36,695,778	$537,895,030

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $22,541,112 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

27	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $3 billion of the fund’s average daily net assets and (b) 0.600% of the fund’s average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse a portion of the operating expenses for Class B, Class C and Class I shares of the fund to the extent they exceed 1.82%,1.82% and 0.78%, respectively, of the average daily net assets attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund’s business, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will continue in effect until February 28, 2021, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$109,850
Class B	337
Class C	7,536
Class I	57,225
Class R1	388
Class R2	126

Class	Expense reduction
Class R3	$119
Class R4	101
Class R5	35
Class R6	28,038
Class NAV	150,547
Total	$354,302

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.61% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	28

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%

Class B, Class R1, and Class R3 were redesignated during the year. Refer to Note 5 for further details.

The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,415 for Class R4 shares for the year ended October 31, 2020.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $700,348 for the year ended October 31, 2020. Of this amount, $115,463 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $584,885 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a

1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $4,032 and $4,523 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

29	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,853,166	$1,912,655
Class B	47,152	5,860
Class C	1,058,003	131,738
Class I	—	901,358
Class R1	38,845	699
Class R2	8,502	218
Class R3	9,919	217
Class R4	4,905	181
Class R5	240	63
Class R6	—	50,448
Total	$5,020,732	$3,003,437

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,831,061	$133,985,057	2,880,809	$124,503,972
Distributions reinvested	169,649	8,252,431	4,156,148	159,263,545
Repurchased	(5,837,431)	(269,888,613)	(6,105,918)	(263,763,987)
Net increase (decrease)	(2,836,721)	$(127,651,125)	931,039	$20,003,530
Class B shares
Sold	1,613	$53,483	8,617	$310,615
Distributions reinvested	—	—	44,534	1,493,241
Repurchased	(171,543)	(7,461,712)	(229,391)	(8,600,688)
Net decrease	(169,930)	$(7,408,229)	(176,240)	$(6,796,832)
Class C shares
Sold	161,433	$6,190,614	346,846	$12,426,846
Distributions reinvested	—	—	533,625	17,887,100
Repurchased	(1,403,067)	(58,161,115)	(2,186,761)	(82,319,845)
Net decrease	(1,241,634)	$(51,970,501)	(1,306,290)	$(52,005,899)

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	30

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class I shares

Sold	2,698,348	$125,424,854	5,276,808	$236,100,966

Distributions reinvested	103,273	5,271,078	1,783,844	71,692,687

Repurchased	(7,867,529)	(375,978,914)	(7,658,620)	(343,181,695)

Net decrease	(5,065,908)	$(245,282,982)	(597,968)	$(35,388,042)

Class R1 shares

Sold	42,997	$2,117,756	32,949	$1,428,331

Distributions reinvested	147	7,374	12,656	501,180

Repurchased	(160,040)	(8,620,923)	(86,289)	(3,952,728)

Net decrease	(116,896)	$(6,495,793)	(40,684)	$(2,023,217)

Class R2 shares

Sold	115,053	$6,453,246	6,388	$282,209

Distributions reinvested	112	5,702	3,794	152,178

Repurchased	(12,379)	(631,730)	(12,712)	(590,668)

Net increase (decrease)	102,786	$5,827,218	(2,530)	$(156,281)

Class R3 shares

Sold	2,878	$142,383	4,340	$196,401

Distributions reinvested	126	6,346	8,326	330,943

Repurchased	(53,549)	(2,906,676)	(27,411)	(1,254,708)

Net decrease	(50,545)	$(2,757,947)	(14,745)	$(727,364)

Class R4 shares

Sold	3,473	$168,412	2,468	$114,078

Distributions reinvested	165	8,395	3,507	140,309

Repurchased	(2,150)	(108,629)	(61,102)	(2,832,169)

Net increase (decrease)	1,488	$68,178	(55,127)	$(2,577,782)

Class R5 shares

Sold	1,590	$82,405	1,314	$60,748

Distributions reinvested	78	3,983	1,213	48,849

Repurchased	(1,808)	(89,246)	(1,881)	(85,099)

Net increase (decrease)	(140)	$(2,858)	646	$24,498

Class R6 shares

Sold	1,831,436	$91,863,847	1,638,116	$75,102,429

Distributions reinvested	64,964	3,322,886	1,509,503	60,802,785

Repurchased	(2,785,351)	(141,278,426)	(14,751,640)	(692,851,752)
Net decrease	(888,951)	$(46,091,693)	(11,604,021)	$(556,946,538)

31	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

	Year Ended 10-31-20		Year Ended 10-31-19
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,564,280	$160,182,393	12,849,653	$591,980,675 [1]
Distributions reinvested	361,183	18,467,276	4,914,063	197,840,192
Repurchased	(10,693,110)	(538,450,587)	(6,699,355)	(311,028,400)
Net increase (decrease)	(6,767,647)	$(359,800,918)	11,064,361	$478,792,467
Total net decrease	(17,034,098)	$(841,566,650)	(1,801,559)	$(157,801,460)

[1]

Includes in-kind subscriptions of approximately $66.6 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

Affiliates of the fund owned 1% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.

Redesignation	Effective date	Amount
Class R3 shares as Class R2 shares	October 9, 2020	$1,230,959
Class B shares as Class A shares	October 14, 2020	$3,593,081
Class R1 shares as Class R2 shares	October 23, 2020	$4,358,310

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $928,275,085 and $1,683,266,038, respectively, for the year ended October 31, 2020.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 41.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	9.0%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.5%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.4%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	5.5%

Note 8 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

33	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	34

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

35	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	36

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed the peer group median for the one- and five-year periods and underperformed the peer group median for the three- and ten-year periods ended December 31, 2019.The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and to the peer group median for the one- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

37	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	38

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(l)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as

39	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	40

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

41	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other
directorships during past 5 years

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	42

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

43	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other
directorships during past 5 years

Gregory A. Russo, Born: 1949	2009	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	44

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

45	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

More information

Trustees	Investment advisor

Hassell H. McClellan, Chairperson	John Hancock Investment Management LLC
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†	Subadvisor
Charles L. Bardelis*	Manulife Investment Management (US) LLC
James R. Boyle
Peter S. Burgess*	Portfolio Managers
William H. Cunningham	Emory W. (Sandy) Sanders, Jr., CFA
Grace K. Fey	Jonathan T. White, CFA
Marianne Harrison†
Deborah C. Jackson	Principal distributor
James M. Oates*	John Hancock Investment Management
Frances G. Rathke1,*	Distributors LLC
Gregory A. Russo
Custodian
Officers	Citibank, N.A.
Andrew G. Arnott
President	Transfer agent
Charles A. Rizzo	John Hancock Signature Services, Inc.
Chief Financial Officer
Salvatore Schiavone	Legal counsel
Treasurer	K&L Gates LLP
Christopher (Kit) Sechler
Secretary and Chief Legal Officer	Independent registered public accounting firm
Trevor Swanberg[2]	PricewaterhouseCoopers LLP
Chief Compliance Officer

* Member of the Audit Committee

† Non-Independent Trustee

1 Appointed as Independent Trustee effective as of

  September 15, 2020

2 Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	46

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

∎	Added security: Password protection helps you safely retrieve documents online

∎	Save time: Receive instant email notification once statements are available
∎	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

∎	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.

∎	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.

∎	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.

∎	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and

Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND

GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399343	50A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Seaport Long/Short Fund

2	Your fund at a glance

5	Manager’s discussion of fund performance

7	A look at performance

9	Your expenses

11	Fund’s investments

113	Financial statements

117	Financial highlights

122	Notes to financial statements

136	Report of independent registered public accounting firm

137	Tax information

138	Continuation of investment advisory and subadvisory agreements

145	Trustees and Officers

149	More information

1	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities delivered positive returns
After plunging in the first calendar quarter of 2020, stocks staged an impressive rebound on the strength of substantial fiscal and monetary stimulus.

The fund outpaced the MSCI World Index
The fund’s strategy cushioned the impact of the sell-off in February and March 2020, leading to outperformance for the full period.

The fund’s long positions were the primary driver of performance in the rising market
Its short positions, while adding value in the downturn, finished with a negative return for the full period.

PORTFOLIO COMPOSITION AS OF 10/31/2020 (% of net assets)

Common stocks	59.2

Health care	14.8

Financials	13.4

Information technology	10.8

Consumer discretionary	5.6

Communication services	4.7

Industrials	4.5

Utilities	2.2

Real estate	1.3

Energy	1.2

Materials	0.6

Consumer staples	0.1

Preferred securities	0.6

Purchased options	0.6

Convertible bonds	0.1

Short-term investments and other	39.5

TOTAL	100.0

3	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	4

Manager’s discussion of fund performance

Can you describe the market environment during the 12 months ended October 31, 2020?

Although the fund’s benchmark, the MSCI World Index, posted a narrow gain for the period, stocks were in fact quite volatile. After performing well in the span from November to mid-February, the global equity markets fell sharply in reaction to the spread of COVID-19 and the associated downturn in economic growth. Stocks regained their footing in late March following significant stimulus from global governments and central banks, and the rally carried through the end of the period as investors gained a better understanding about the effects of the coronavirus.

Equities traded lower in September and October amid concerns about rising COVID-19 cases and uncertainty surrounding the U.S. elections, but the index nonetheless finished the reporting period in positive territory.

What aspects of the fund’s positioning helped and hurt relative performance?

The fund is a diversified long/short equity portfolio that combines five distinct strategies: healthcare (targeted at 23% of assets as of period end), diversified equity (22%), capital cycles (20%), financials (19%), and technology (16%).

The fund’s outperformance was largely the result of its strong relative showing in the sell-off of February and March of 2020. While the fund lost ground in this time,

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		COUNTRY COMPOSITION AS OF 10/31/2020 (% of net assets)
Intact Financial Corp.	1.4	United States	73.1

Baidu, Inc., ADR	0.9	China	5.1

Workday, Inc., Class A	0.9	Canada	2.5

Alibaba Group Holding, Ltd., ADR	0.8	United Kingdom	2.4

Tencent Holdings, Ltd.	0.7	India	2.0

Power Grid Corp. of India, Ltd.	0.7	France	1.9

ServiceNow, Inc.	0.7	Hong Kong	1.8

Engie SA	0.7	Japan	1.6

Danaher Corp.	0.7	Bermuda	1.1

Alphabet, Inc., Class C	0.6	Taiwan	1.1

TOTAL	8.1	Other countries	7.4

		TOTAL	100.0

Cash and cash equivalents are not included.

5	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

its decline was far below that of the broader market due to the positive return for its short positions. As of period end, the fund’s beta (sensitivity to movements of the index) for the trailing five-year period was 0.48, less than half of the volatility of the broader market. Its standard deviation (another measure of volatility) was also less than the index, limiting volatility and downside risk.

MANAGED BY The Seaport Long/Short Fund is managed by a team of portfolio managers at Wellington Management.

The fund’s long portfolio gained approximately 22.4% during the period, while its short positions returned a loss of 14.2%. Within the long portfolio, Forty Seven, Inc., Alibaba Group Holding, Ltd., and Amazon.com, Inc. were among the leading individual contributors. Renesas Electronics Corp., American Express Company, and Kasikornbank PCL were notable detractors. We sold the fund’s holdings in Forty Seven prior to period end.

Can you tell us about a recent manager change and an upcoming manager change?

Effective July 1, 2020, Portfolio Manager John F. Averill left the management team. Effective July 1, 2021, Portfolio Manager Jean M. Hynes, CFA, will be leaving the management team and Rebecca D. Sykes, CFA, will be joining the team.

The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020
Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)

Class A	0.84	2.95	3.32	15.66	25.10

Class C1	4.33	3.28	3.40	17.53	25.85

Class I2	6.57	4.34	4.43	23.66	34.67

Class R6[2]	6.62	4.44	4.56	24.27	35.83

Class NAV[2]	6.64	4.46	4.58	24.40	35.97

Index†	4.36	8.13	7.23	47.80	61.49

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.98	2.68	1.68	1.57	1.56
Net (%)	1.97	2.67	1.67	1.56	1.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

7	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Long/Short Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	12,585	12,585	16,149
Class I2	12-20-13	13,467	13,467	16,149
Class R6[2]	12-20-13	13,583	13,583	16,149
Class NAV[2]	12-20-13	13,597	13,597	16,149

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[2]	For certain types of investors, as described in the fund’s prospectuses.

[3]	The contingent deferred sales charge is not applicable.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return).It assumes an account value of $1,000.00 on May 1,2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

9	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,066.20	$10.39	2.00%
	Hypothetical example	1,000.00	1,015.10	10.13	2.00%
Class C	Actual expenses/actual returns	1,000.00	1,062.90	14.00	2.70%
	Hypothetical example	1,000.00	1,011.60	13.65	2.70%
Class I	Actual expenses/actual returns	1,000.00	1,068.50	8.84	1.70%
	Hypothetical example	1,000.00	1,016.60	8.62	1.70%
Class R6	Actual expenses/actual returns	1,000.00	1,067.90	8.26	1.59%
	Hypothetical example	1,000.00	1,017.10	8.06	1.59%
Class NAV	Actual expenses/actual returns	1,000.00	1,068.80	8.16	1.57%
	Hypothetical example	1,000.00	1,017.20	7.96	1.57%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	10

Fund’s investments

AS OF 10-31-20
	Shares	Value

Common stocks 59.2%		$431,915,964
(Cost $376,656,099)

Communication services 4.7%		34,408,809

Diversified telecommunication services 0.6%

Cellnex Telecom SA (A)(B)	5,150	330,583

China Unicom Hong Kong, Ltd.	4,658,753	2,871,606

Helios Towers PLC (B)	423,507	883,717

Entertainment 0.2%

Electronic Arts, Inc. (B)	3,230	387,051

Netflix, Inc. (B)	3,064	1,457,667

Interactive media and services 3.5%

Alphabet, Inc., Class A (B)	1,219	1,970,038

Alphabet, Inc., Class C (B)	2,629	4,261,635

Baidu, Inc., ADR (B)	51,669	6,874,560

Facebook, Inc., Class A (B)	1,289	339,149

Match Group, Inc. (B)	23,712	2,769,087

Snap, Inc., Class A (B)	67,515	2,659,416

Tencent Holdings, Ltd.	71,480	5,461,473

Twitter, Inc. (B)	35,044	1,449,420

Media 0.4%

Cardlytics, Inc. (B)	14,505	1,070,759

Charter Communications, Inc., Class A (B)	2,657	1,604,350

Wireless telecommunication services 0.0%

T-Mobile US, Inc. (B)	167	18,298

Consumer discretionary 5.6%		40,960,563

Automobiles 0.3%

Geely Automobile Holdings, Ltd.	6,991	14,366

Great Wall Motor Company, Ltd., H Shares	9,969	16,141

Guangzhou Automobile Group Company, Ltd., H Shares	1,525,370	1,568,207

XPeng, Inc., ADR (B)	35,115	680,529

Diversified consumer services 0.7%

Chegg, Inc. (B)	49,301	3,620,665

Hope Education Group Company, Ltd. (A)	6,051,387	1,426,602

Hotels, restaurants and leisure 0.5%

Bloomberry Resorts Corp.	521,016	76,191

DraftKings, Inc., Class A (B)	2,911	103,049

McDonald’s Corp.	5,318	1,132,734

Penn National Gaming, Inc. (B)	24,513	1,323,212

Sands China, Ltd.	258,349	906,702

Wynn Macau, Ltd. (B)	19,733	27,264

11	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Consumer discretionary (continued)

Household durables 0.8%

Cavco Industries, Inc. (B)	9,621	$1,656,159

Haier Electronics Group Company, Ltd.	349,401	1,331,996

Kaufman & Broad SA	14,828	528,421

Lennar Corp., A Shares	2,818	197,908

Skyline Champion Corp. (B)	93,330	2,393,915

Internet and direct marketing retail 1.4%

Alibaba Group Holding, Ltd., ADR (B)	20,110	6,127,316

Amazon.com, Inc. (B)	250	759,038

Booking Holdings, Inc. (B)	804	1,304,490

MercadoLibre, Inc. (B)	1,777	2,157,367

Leisure products 0.7%

Bandai Namco Holdings, Inc.	21,653	1,618,232

BRP, Inc.	27,452	1,482,734

Polaris, Inc.	5,253	477,288

Sturm Ruger & Company, Inc.	18,073	1,208,361

Multiline retail 0.3%

Dollarama, Inc.	50,651	1,744,253

Ollie’s Bargain Outlet Holdings, Inc. (B)	8,190	713,267

Specialty retail 0.7%

Five Below, Inc. (B)	7,330	977,382

Floor & Decor Holdings, Inc., Class A (B)	18,931	1,381,963

The TJX Companies, Inc.	47,191	2,397,303

Textiles, apparel and luxury goods 0.2%

Wolverine World Wide, Inc.	60,274	1,607,508

Consumer staples 0.1%		817,842

Beverages 0.1%

Constellation Brands, Inc., Class A	4,411	728,830

Food products 0.0%

Archer-Daniels-Midland Company	1,925	89,012

Energy 1.2%		8,512,626

Energy equipment and services 0.1%

Cactus, Inc., Class A	26,239	446,063

China Oilfield Services, Ltd., H Shares	20,000	12,078

Oil, gas and consumable fuels 1.1%

ARC Resources, Ltd.	197,887	974,359

CNOOC, Ltd.	15,500	14,182

NAC Kazatomprom JSC, GDR	77,067	1,094,559

Royal Dutch Shell PLC, A Shares	58,527	745,914

Suncor Energy, Inc. (C)	57,185	645,619

Targa Resources Corp. (C)	95,282	1,529,276

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	12

	Shares	Value

Energy (continued)

Oil, gas and consumable fuels (continued)

TOTAL SE	42,357	$1,283,278

Viper Energy Partners LP	120,586	845,308

Whiting Petroleum Corp. (B)(C)	63,150	921,990

Financials 13.4%		97,771,204

Banks 3.8%

Australia & New Zealand Banking Group, Ltd.	77,263	1,025,329

Axis Bank, Ltd. (B)	272,391	1,800,079

Banc of California, Inc.	3,499	41,988

Bank of America Corp.	52,661	1,248,066

BAWAG Group AG (A)	8,284	303,182

Citizens Financial Group, Inc.	99,189	2,702,900

Credicorp, Ltd.	10,381	1,190,493

DNB ASA	9,293	125,500

Halyk Savings Bank of Kazakhstan JSC, GDR (B)	4,456	44,471

Heritage Commerce Corp.	49,166	356,454

ICICI Bank, Ltd. (B)	691,265	3,644,415

Itau Unibanco Holding SA, ADR	188,797	772,180

Kasikornbank PCL	987,100	2,377,301

KB Financial Group, Inc.	731	26,148

Kotak Mahindra Bank, Ltd. (B)	86,599	1,804,391

Lloyds Banking Group PLC (B)	3,034,828	1,105,001

Nova Ljubljanska Banka DD, GDR (A)(B)	66,671	500,832

Popular, Inc.	7,884	332,705

Shinhan Financial Group Company, Ltd.	57,477	1,559,481

Shinsei Bank, Ltd.	111,700	1,343,923

South State Corp.	9,257	568,380

Standard Chartered PLC (B)	254,830	1,164,523

Triumph Bancorp, Inc. (B)	300	12,639

Unicaja Banco SA (A)(B)	1,205,658	772,011

Western Alliance Bancorp	26,065	1,073,878

Wintrust Financial Corp.	11,187	550,736

Zions Bancorp NA	30,151	972,973

Capital markets 2.1%

Ares Management Corp., Class A	62,211	2,631,525

Artisan Partners Asset Management, Inc., Class A	25,698	1,029,462

BowX Acquisition Corp. (B)	292,795	2,922,094

Churchill Capital Corp. IV (B)	244,610	2,402,070

Edelweiss Financial Services, Ltd. (B)	175,223	132,283

Hamilton Lane, Inc., Class A	1,200	83,640

Intermediate Capital Group PLC	120,986	1,837,695

LPL Financial Holdings, Inc.	10,526	841,343

Sanne Group PLC	90,043	707,572

13	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)

Capital markets (continued)

Solar Capital, Ltd.	40,216	$636,217

StepStone Group, Inc., Class A (B)	6,200	159,402

The Blackstone Group, Inc., Class A	13,686	690,048

The Charles Schwab Corp.	23,668	972,991

Consumer finance 0.4%

American Express Company	7,178	654,921

Cembra Money Bank AG	544	60,440

OneMain Holdings, Inc.	25,578	892,416

Provident Financial PLC (B)	145,747	438,892

SLM Corp.	132,024	1,213,301

Diversified financial services 1.2%

Cerved Group SpA (B)	113,234	801,219

Cohn Robbins Holdings Corp. (B)	75,324	751,734

Equitable Holdings, Inc.	135,853	2,919,481

FirstRand, Ltd.	144,026	334,331

FTAC Olympus Acquisition Corp. (B)	148,445	1,472,574

Ribbit LEAP, Ltd. (B)	93,789	1,140,005

Voya Financial, Inc.	25,049	1,200,599

Insurance 5.0%

AIA Group, Ltd.	445,359	4,238,559

Assurant, Inc.	27,604	3,433,109

Assured Guaranty, Ltd.	3,668	93,644

Athene Holding, Ltd., Class A (B)	72,359	2,321,277

AUB Group, Ltd.	98,934	1,159,670

AXA SA	73,512	1,180,551

Beazley PLC	878,940	3,350,758

Enstar Group, Ltd. (B)(C)	8,477	1,456,942

Intact Financial Corp.	97,735	10,095,535

Kemper Corp.	8,035	495,438

ProSight Global, Inc. (B)	2,703	31,976

Prudential PLC	10,037	122,757

RenaissanceRe Holdings, Ltd.	17,804	2,879,263

Stewart Information Services Corp.	2,925	123,991

Talanx AG	17,396	512,854

The Hartford Financial Services Group, Inc.	29,958	1,153,982

Third Point Reinsurance, Ltd. (B)	8,441	65,671

Tokio Marine Holdings, Inc.	30,100	1,345,311

Trupanion, Inc. (B)	37,807	2,704,713

Mortgage real estate investment trusts 0.1%

AGNC Investment Corp.	62,403	871,770

Thrifts and mortgage finance 0.8%

Essent Group, Ltd. (C)	44,599	1,777,270

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	14

	Shares	Value
Financials (continued)

Thrifts and mortgage finance (continued)

Housing Development Finance Corp., Ltd.	73,711	$1,909,767

MGIC Investment Corp.	8,693	87,452

NMI Holdings, Inc., Class A (B)	93,658	2,012,710

Health care 14.8%		108,248,163

Biotechnology 6.8%

Acceleron Pharma, Inc. (B)	22,102	2,311,427

Agios Pharmaceuticals, Inc. (B)	3,193	127,944

Akero Therapeutics, Inc. (B)	44,780	1,188,909

Aligos Therapeutics, Inc. (B)	49,735	743,041

Alkermes PLC (B)	16,387	266,289

Alnylam Pharmaceuticals, Inc. (B)	476	58,534

ALX Oncology Holdings, Inc. (B)	2,925	115,567

Amgen, Inc.	439	95,237

Amicus Therapeutics, Inc. (B)	4,040	72,033

Apellis Pharmaceuticals, Inc. (B)	16,869	538,121

Arena Pharmaceuticals, Inc. (B)	13,147	1,126,961

Argenx SE, ADR (B)	7,348	1,823,259

Ascendis Pharma A/S, ADR (B)	8,510	1,390,109

Assembly Biosciences, Inc. (B)	18,880	278,291

Atreca, Inc., Class A (B)	20,297	271,168

BeiGene, Ltd., ADR (B)	9,169	2,718,792

Biohaven Pharmaceutical Holding Company, Ltd. (B)	521	40,357

BioNTech SE, ADR (B)	1,140	97,310

Black Diamond Therapeutics, Inc. (B)	5,084	160,197

Bluebird Bio, Inc. (B)	14,266	737,695

Blueprint Medicines Corp. (B)	2,047	209,367

Clementia Pharmaceuticals, Inc. (B)(D)	9,185	0

Coherus Biosciences, Inc. (B)	40,205	670,217

Constellation Pharmaceuticals, Inc. (B)	43,607	855,569

CStone Pharmaceuticals (A)(B)	68,408	100,438

Cytokinetics, Inc. (B)	7,088	108,943

Dyne Therapeutics, Inc. (B)	70,010	1,447,807

Everest Medicines, Ltd. (A)(B)	3,900	29,153

Exact Sciences Corp. (B)	19,115	2,367,010

Forma Therapeutics Holdings, Inc. (B)	6,687	288,343

G1 Therapeutics, Inc. (B)	66,078	726,197

Galapagos NV (B)	3,935	459,951

Generation Bio Company (B)	6,373	164,678

Genmab A/S (B)	2,831	945,624

Genus PLC	2,653	140,993

Global Blood Therapeutics, Inc. (B)	2,762	146,055

GlycoMimetics, Inc. (B)	78,363	219,416

15	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)

Biotechnology (continued)

ImmunoGen, Inc. (B)	312,899	$1,764,750

Incyte Corp. (B)	1,602	138,797

Ironwood Pharmaceuticals, Inc. (B)	97,740	965,671

JW Cayman Therapeutics Company, Ltd. (A)(B)(D)	52,900	162,402

Kodiak Sciences, Inc. (B)(C)	27,899	2,533,508

Kymera Therapeutics, Inc. (B)	11,597	417,376

Legend Biotech Corp., ADR (B)	3,761	97,297

Madrigal Pharmaceuticals, Inc. (B)	921	117,197

Mersana Therapeutics, Inc. (B)	67,056	1,208,349

Mirati Therapeutics, Inc. (B)	12,018	2,609,589

Myovant Sciences, Ltd. (B)	51,253	707,291

NextCure, Inc. (B)	21,899	211,544

Nurix Therapeutics, Inc. (B)	88,604	2,240,795

Orchard Therapeutics PLC, ADR (B)	56,949	230,074

Oyster Point Pharma, Inc. (B)	46,782	927,687

PMV Pharmaceuticals, Inc. (B)	64,700	2,267,735

Prothena Corp. PLC (B)	900	9,819

Radius Health, Inc. (B)	1,804	24,192

Regeneron Pharmaceuticals, Inc. (B)	3,910	2,125,320

Relay Therapeutics, Inc. (B)	3,030	111,928

REVOLUTION Medicines, Inc. (B)	2,301	69,467

Rhythm Pharmaceuticals, Inc. (B)	47,347	1,002,336

Rigel Pharmaceuticals, Inc. (B)	70,113	173,880

Sarepta Therapeutics, Inc. (B)	9,848	1,338,442

Seagen, Inc. (B)	1,440	240,192

Syndax Pharmaceuticals, Inc. (B)	82,058	1,428,630

Twist Bioscience Corp. (B)	2,448	187,615

UroGen Pharma, Ltd. (B)	13,784	310,416

Vaxcyte, Inc. (B)	17,503	654,087

Veracyte, Inc. (B)	1,332	46,167

Vertex Pharmaceuticals, Inc. (B)	310	64,592

Zai Lab, Ltd., ADR (B)	20,105	1,649,615

Zealand Pharma A/S, ADR (B)	10,079	340,771

Health care equipment and supplies 2.6%

Baxter International, Inc.	21,465	1,665,040

Becton, Dickinson and Company	832	192,300

Boston Scientific Corp. (B)	4,733	162,200

ConvaTec Group PLC (A)	282,569	661,475

Danaher Corp.	20,940	4,806,568

DexCom, Inc. (B)	1,214	387,970

Edwards Lifesciences Corp. (B)(C)	23,270	1,668,226

IDEXX Laboratories, Inc. (B)	175	74,344

Insulet Corp. (B)	12,208	2,713,228

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	16

	Shares	Value
Health care (continued)

Health care equipment and supplies (continued)

Integra LifeSciences Holdings Corp. (B)	941	$41,498

Intuitive Surgical, Inc. (B)	59	39,358

Koninklijke Philips NV (B)	2,273	105,278

Lifetech Scientific Corp. (B)	825,589	210,409

Masimo Corp. (B)	3,272	732,339

NuVasive, Inc. (B)	921	40,920

Smith & Nephew PLC	2,605	45,234

STERIS PLC	3,908	692,459

Tandem Diabetes Care, Inc. (B)	36,293	3,955,937

Teleflex, Inc.	3,113	990,650

Health care providers and services 0.6%

Acadia Healthcare Company, Inc. (B)	3,195	113,902

Anthem, Inc.	389	106,119

Centene Corp. (B)	26,490	1,565,559

China National Accord Medicines Corp., Ltd., Class A	2,519	18,733

Encompass Health Corp.	6,795	416,601

Fresenius SE & Company KGaA	1,074	39,838

HCA Healthcare, Inc.	314	38,917

Humana, Inc.	472	188,460

Laboratory Corp. of America Holdings (B)	208	41,552

Molina Healthcare, Inc. (B)	612	114,120

Notre Dame Intermedica Participacoes SA	65,800	753,989

Owens & Minor, Inc.	32,900	826,448

Quest Diagnostics, Inc.	321	39,207

UnitedHealth Group, Inc.	860	262,420

Health care technology 0.0%

Allscripts Healthcare Solutions, Inc. (B)	5,093	51,337

Life sciences tools and services 1.2%

Agilent Technologies, Inc.	16,201	1,653,960

Berkeley Lights, Inc. (B)	400	29,028

Bio-Techne Corp.	2,824	712,806

ICON PLC (B)	1,480	266,844

NanoString Technologies, Inc. (B)	5,500	201,575

PPD, Inc. (B)	44,211	1,453,658

PRA Health Sciences, Inc. (B)	4,891	476,579

Repligen Corp. (B)	5,000	832,850

Tecan Group AG	2,861	1,357,626

WuXi AppTec Company, Ltd., H Shares (A)	52,633	841,512

Wuxi Biologics Cayman, Inc. (A)(B)	32,101	901,515

Pharmaceuticals 3.6%

Aerie Pharmaceuticals, Inc. (B)	4,469	47,416

Amneal Pharmaceuticals, Inc. (B)	42,170	175,427

17	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)

Pharmaceuticals (continued)

Astellas Pharma, Inc.	52,901	$725,428

AstraZeneca PLC	34,837	3,497,825

Bristol-Myers Squibb Company	2,330	136,189

China Traditional Chinese Medicine Holdings Company, Ltd.	49,171	19,649

Daiichi Sankyo Company, Ltd.	3,427	90,451

Eisai Company, Ltd.	43,457	3,378,935

Elanco Animal Health, Inc. (B)	15,792	489,710

Eli Lilly & Company (C)	18,731	2,443,646

Harmony Biosciences Holdings, Inc. (B)	1,340	52,126

Hikma Pharmaceuticals PLC	20,129	654,463

Hutchison China MediTech, Ltd., ADR (B)	27,722	816,136

Kronos Bio, Inc. (B)	500	14,045

Laboratorios Farmaceuticos Rovi SA (B)	24,742	882,420

Mylan NV (B)	60,992	886,824

Novartis AG	6,302	491,068

Odonate Therapeutics, Inc. (B)	79,900	1,151,359

Ono Pharmaceutical Company, Ltd.	78,457	2,238,002

Pfizer, Inc.	20,753	736,316

Reata Pharmaceuticals, Inc., Class A (B)	6,923	807,983

Revance Therapeutics, Inc. (B)	37,435	968,818

Roche Holding AG	8,643	2,777,267

Royalty Pharma PLC, Class A	32,608	1,196,714

Theravance Biopharma, Inc. (B)	38,045	719,431

Tricida, Inc. (B)	43,864	246,954

UCB SA	6,224	614,754

WaVe Life Sciences, Ltd. (B)	11,271	79,686

Industrials 4.5%		32,758,092

Aerospace and defense 0.4%

BWX Technologies, Inc.	48,299	2,656,928

Building products 0.5%

Advanced Drainage Systems, Inc.	34,601	2,194,741

Trane Technologies PLC	13,418	1,781,240

Commercial services and supplies 0.8%

Babcock International Group PLC	610,352	1,719,414

Clean Harbors, Inc. (B)(C)	3,826	202,663

Copart, Inc. (B)	21,433	2,365,346

Serco Group PLC (B)	917,314	1,533,184

Tetra Tech, Inc.	2,362	238,349

Construction and engineering 0.2%

China Machinery Engineering Corp., H Shares	5,983,926	1,152,404

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	18

	Shares	Value

Industrials (continued)

Electrical equipment 0.2%

Schneider Electric SE	13,264	$1,611,661

Industrial conglomerates 0.0%

Fosun International, Ltd.	20,618	24,897

Machinery 0.4%

Fortive Corp.	18,069	1,113,050

Ingersoll Rand, Inc. (B)	25,016	874,059

ITT, Inc.	11,197	677,530

Rexnord Corp.	5,056	162,196

The Japan Steel Works, Ltd.	1,130	24,158

Marine 0.3%

Irish Continental Group PLC	548,433	2,014,354

Professional services 0.8%

CoStar Group, Inc. (B)	2,852	2,348,936

Experian PLC	31,102	1,139,387

TransUnion	2,679	213,409

TriNet Group, Inc. (B)	32,545	2,243,001

Road and rail 0.1%

ALD SA (A)	48,133	518,437

CJ Logistics Corp. (B)	138	19,477

Trading companies and distributors 0.5%

AerCap Holdings NV (B)	14,325	355,690

Brenntag AG	30,444	1,945,870

Triton International, Ltd.	36,456	1,344,497

Transportation infrastructure 0.3%

Aena SME SA (A)(B)	10,949	1,475,222

Aeroports de Paris	216	21,137

China Merchants Port Holdings Company, Ltd.	16,627	17,674

Flughafen Zurich AG (B)	115	15,520

Grupo Aeroportuario del Sureste SAB de CV, B Shares (B)	984	11,416

Malaysia Airports Holdings BHD	28,165	28,354

Shenzhen Airport Company, Ltd., Class A	597,674	713,891

Information technology 10.8%		78,878,608

Communications equipment 0.1%

Accton Technology Corp.	123,000	893,631

Electronic equipment, instruments and components 0.8%

Chroma ATE, Inc.	328,251	1,563,963

FIH Mobile, Ltd. (B)	129,849	14,271

Hon Hai Precision Industry Company, Ltd.	632,572	1,715,618

II-VI, Inc. (B)	14,773	671,728

Wuxi Lead Intelligent Equipment Company, Ltd., Class A	191,900	1,722,167

19	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Information technology (continued)

IT services 3.6%

BASE, Inc. (B)	1,300	$139,342

Cognizant Technology Solutions Corp., Class A	11,775	840,971

Edenred	22,994	1,071,841

Fidelity National Information Services, Inc.	6,059	754,891

FleetCor Technologies, Inc. (B)	5,580	1,232,678

Genpact, Ltd.	27,879	958,201

Global Payments, Inc.	16,413	2,588,987

GMO Financial Gate, Inc. (B)	800	138,878

GMO Payment Gateway, Inc.	1,300	159,287

GoDaddy, Inc., Class A (B)	42,122	2,979,710

Leidos Holdings, Inc.	3,658	303,614

LiveRamp Holdings, Inc. (B)	18,955	1,252,736

Network International Holdings PLC (A)(B)	177,442	509,153

Nexi SpA (A)(B)	243,499	3,748,448

Repay Holdings Corp. (B)	115,438	2,600,818

Science Applications International Corp. (C)	30,625	2,338,831

Square, Inc., Class A (B)	13,254	2,052,780

StoneCo, Ltd., Class A (B)	13,300	698,782

Tyro Payments, Ltd. (B)	5,443	14,231

VeriSign, Inc. (B)	3,592	684,994

Worldline SA (A)(B)	11,476	849,987

Semiconductors and semiconductor equipment 1.5%

ASM Pacific Technology, Ltd.	65,922	664,778

First Solar, Inc. (B)	11,978	1,042,625

Marvell Technology Group, Ltd.	61,713	2,314,855

MediaTek, Inc.	149,734	3,559,216

Micron Technology, Inc. (B)	4,495	226,278

Renesas Electronics Corp. (B)	2,014	16,625

SK Hynix, Inc.	21,141	1,499,803

Tower Semiconductor, Ltd. (B)	84,323	1,779,215

Software 4.8%

2U, Inc. (B)	18,200	670,670

Adobe, Inc. (B)	5,078	2,270,374

Atlassian Corp. PLC, Class A (B)	229	43,881

Avalara, Inc. (B)	20,574	3,066,555

Ceridian HCM Holding, Inc. (B)	29,089	2,508,054

Freee KK (B)	3,800	297,345

Guidewire Software, Inc. (B)	4,533	435,667

HubSpot, Inc. (B)	10,265	2,977,569

Intuit, Inc.	5,295	1,666,231

Microsoft Corp.	5,780	1,170,277

Ming Yuan Cloud Group Holdings, Ltd. (B)	14,700	62,763

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	20

	Shares	Value

Information technology (continued)

Software (continued)

Q2 Holdings, Inc. (B)	10,737	$979,644

Rapid7, Inc. (B)	31,942	1,978,168

salesforce.com, Inc. (B)	5,279	1,226,153

ServiceNow, Inc. (B)	10,701	5,324,497

Splunk, Inc. (B)	16,821	3,331,231

Venustech Group, Inc., Class A	197,277	912,641

Workday, Inc., Class A (B)	30,012	6,306,121

Zscaler, Inc. (B)	345	46,834

Materials 0.6%		4,282,822

Construction materials 0.0%

LafargeHolcim, Ltd. (B)	314	13,477

Metals and mining 0.6%

Barrick Gold Corp.	68,052	1,819,030

Fresnillo PLC	43,103	650,101

Turquoise Hill Resources, Ltd. (B)	229,327	1,800,214

Real estate 1.3%		9,280,860

Equity real estate investment trusts 0.8%

Alexandria Real Estate Equities, Inc.	8,663	1,312,618

American Tower Corp.	525	120,566

Gaming and Leisure Properties, Inc.	15,800	574,330

Medical Properties Trust, Inc.	134,573	2,398,090

VICI Properties, Inc.	46,400	1,064,880

Real estate management and development 0.5%

BR Properties SA	8,070	12,194

CK Asset Holdings, Ltd.	203,081	943,005

Deutsche Wohnen SE	32,951	1,663,133

New World Development Company, Ltd.	246,427	1,176,538

Prestige Estates Projects, Ltd.	4,593	15,506

Utilities 2.2%		15,996,375

Electric utilities 0.7%

Power Grid Corp. of India, Ltd.	2,329,050	5,404,373

Gas utilities 0.3%

Rubis SCA	62,838	2,066,101

Independent power and renewable electricity producers 0.5%

China Yangtze Power Company, Ltd., Class A	359,600	1,020,152

China Yangtze Power Company, Ltd., GDR (A)(B)(D)	95,543	2,550,998

Multi-utilities 0.7%

Engie SA (B)	409,668	4,954,751

21	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Preferred securities 0.6%		$4,303,225
(Cost $3,815,425)

Financials 0.0%		55,293

Capital markets 0.0%

Ares Management Corp., 7.000%	2,125	55,293

Information technology 0.3%		2,058,715

IT services 0.3%

Sabre Corp., 6.500%	21,607	2,058,715

Materials 0.3%		2,189,217

Metals and mining 0.3%

ArcelorMittal SA, 5.500%	63,108	2,189,217

	Contracts/Notional amount	Value

Purchased options 0.6%		$4,433,852
(Cost $10,123,178)

Calls 0.3%		1,883,495

Exchange Traded Option on Amazon.com, Inc. (Expiration Date: 11-20-20; Strike Price: $3,400.00; Notional Amount: 1,100) (B)	11	31,873

Exchange Traded Option on American Express Company (Expiration Date: 1-15-21; Strike Price: $110.00; Notional Amount: 59,900) (B)	599	62,596

Exchange Traded Option on JPMorgan Chase & Co. (Expiration Date: 11-20-20; Strike Price: $105.00; Notional Amount: 55,400) (B)	554	66,203

Exchange Traded Option on VanEck Vectors Gold Miners ETF (Expiration Date: 3-19-21; Strike Price: $52.00; Notional Amount: 329,800) (B)	3,298	189,635

Over the Counter Option on CNOOC, Ltd. (Expiration Date: 12-30-20; Strike Price: HKD 9.14; Counterparty: Goldman Sachs International) (B)(E)	221,673	1,280

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 12-17-21; Strike Price: EUR 120.00; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	467,369	27,705

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 12-18-20; Strike Price: EUR 110.06; Counterparty: Goldman Sachs International) (B)(E)	25,161	5

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	22

	Contracts/Notional amount	Value

Calls (continued)

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 12-18-20; Strike Price: EUR 70.00; Counterparty: Goldman Sachs & Company LLC) (B)(E)	96,528	$18,378

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 3-19-21; Strike Price: EUR 62.50; Counterparty: Goldman Sachs International) (B)(E)	42,500	98,236

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 6-18-21; Strike Price: EUR 114.85; Counterparty: Goldman Sachs International) (B)(E)	25,161	401

Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 6-18-21; Strike Price: EUR 120.64; Counterparty: Goldman Sachs International) (B)(E)	129,114	1,287

Over the Counter Option on FANUC Corp. (Expiration Date: 1-21-21; Strike Price: JPY 25,554.00; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	1,349	1,590

Over the Counter Option on FTSE China A50 Index (Expiration Date: 6-29-21; Strike Price: HKD 20.00; Counterparty: Citibank, N.A.) (B)(E)	3,200,000	121,429

Over the Counter Option on FTSE China A50 Index (Expiration Date: 6-29-21; Strike Price: HKD 20.00; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	6,280,000	238,304

Over the Counter Option on Hon Hai Precision Industry Company, Ltd. (Expiration Date: 11-18-20; Strike Price: TWD 87.34; Counterparty: Goldman Sachs International) (B)(E)	51,107	33

Over the Counter Option on Hon Hai Precision Industry Company, Ltd. (Expiration Date: 12-16-20; Strike Price: TWD 100.80; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	2,538,042	124

Over the Counter Option on Hon Hai Precision Industry Company, Ltd. (Expiration Date: 12-29-20; Strike Price: TWD 100.80; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	53,603	11

23	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Contracts/Notional amount		Value
Calls (continued)

Over the Counter Option on Hon Hai Precision Industry Company, Ltd. (Expiration Date: 12-29-20; Strike Price: TWD 100.80; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	4,246,441	$847

Over the Counter Option on HSBC Holdings PLC (Expiration Date: 3-19-21; Strike Price: GBP 3.82; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	366,229	30,988

Over the Counter Option on Keyence Corp. (Expiration Date: 11-13-20; Strike Price: JPY 54,944.13; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)	543	3

Over the Counter Option on Keyence Corp. (Expiration Date: 12-11-20; Strike Price: JPY 57,333.00; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)	543	90

Over the Counter Option on Mitsubishi Electric Corp. (Expiration Date: 1-15-21; Strike Price: JPY 1,587.70; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	15,758	283

Over the Counter Option on Nikkei 225 Index (Expiration Date: 1-7-21; Strike Price: JPY 24,811.84; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	37,018	62,671

Over the Counter Option on Rohm Company, Ltd. (Expiration Date: 11-25-20; Strike Price: JPY 8,495.37; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	3,242	2,157

Over the Counter Option on Russell 2000 Index vs. Nasdaq 100 Index (Expiration Date: 12-16-22; Strike Price: 5.000%; Counterparty: Goldman Sachs International) (B)(D)(E)	10,088,762	161,420

Over the Counter Option on Russell 2000 Index vs. Nasdaq 100 Index (Expiration Date: 12-16-22; Strike Price: 5.000%; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	16,245,901	183,335

Over the Counter Option on Samsung Electronics Company, Ltd. (Expiration Date: 11-11-20; Strike Price: KRW 64,460.00; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	1,940	3

Over the Counter Option on Samsung Electronics Company, Ltd. (Expiration Date: 12-11-20; Strike Price: KRW 70,320.00; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	3,076	32

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	24

Contracts/Notional amount		Value
Calls (continued)

Over the Counter Option on Standard Chartered PLC (Expiration Date: 3-19-21; Strike Price: GBP 4.52; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	307,708	$21,563

Over the Counter Option on STOXX Europe 600 Oil & Gas Index (Expiration Date: 6-18-21; Strike Price: EUR 206.47; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)	39,279	204,961

Over the Counter Option on STOXX Europe 600 Oil & Gas Index (Expiration Date: 6-18-21; Strike Price: EUR 210.00; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	27,327	131,341

Over the Counter Option on the AUD vs. JPY (Expiration Date: 10-21-21; Strike Price: AUD 93.00; Counterparty: HSBC Bank PLC) (B)(E)	1,270,000	23,712

Over the Counter Option on the USD vs. CNY (Expiration Date: 1-21-21; Strike Price: $7.17; Counterparty: Goldman Sachs International) (B)(E)	4,074,000	8,975

Over the Counter Option on the USD vs. CNY (Expiration Date: 1-21-21; Strike Price: $7.17; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	13,932,000	30,692

Over the Counter Option on the USD vs. CNY (Expiration Date: 1-21-21; Strike Price: $7.17; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	10,576,000	23,426

Over the Counter Option on the USD vs. JPY (Expiration Date: 9-23-21; Strike Price: $114.00; Counterparty: Goldman Sachs & Company LLC) (B)(E)	20,020,323	54,455

Over the Counter Option on TOPIX Banks Index (Expiration Date: 11-30-20; Strike Price: JPY 134.54; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	2,487,646	70

Over the Counter Option on TOPIX Banks Index (Expiration Date: 11-30-20; Strike Price: JPY 134.68; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	205,301	5

Over the Counter Option on TOPIX Banks Index (Expiration Date: 1-19-21; Strike Price: JPY 126.30; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	2,168,535	18,647

Over the Counter Option on TOPIX Banks Index (Expiration Date: 1-19-21; Strike Price: JPY 128.01; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	1,427,330	9,328

25	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Contracts/Notional amount		Value
Calls (continued)

Over the Counter Option on TOPIX Banks Index (Expiration Date: 12-1-20; Strike Price: JPY 132.19; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	689,960	$74

Over the Counter Option on Total SE (Expiration Date: 3-19-21; Strike Price: EUR 36.00; Counterparty: Morgan Stanley & Company International PLC) (B)(E)	364,095	32,191

Over the Counter Option on Volkswagen AG (Expiration Date: 12-18-20; Strike Price: EUR 163.97; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)	96,141	17,059

Over the Counter Option on Volkswagen AG (Expiration Date: 12-18-20; Strike Price: EUR 164.00; Counterparty: Goldman Sachs International) (B)(E)	34,449	6,077

Puts 0.3%		2,550,357

Exchange Traded Option on CBOE Volatility Index (Expiration Date: 12-16-20; Strike Price: $22.00; Notional Amount: 281,400) (B)	2,814	154,770

Exchange Traded Option on CBOE Volatility Index (Expiration Date: 12-16-20; Strike Price: $23.00; Notional Amount: 117,000) (B)	1,170	93,600

Exchange Traded Option on iShares Expanded Tech-Software Sector ETF (Expiration Date: 1-15-21; Strike Price: $275.00; Notional Amount: 27,400) (B)	274	272,630

Exchange Traded Option on iShares iBoxx $ High Yield Corporate Bond ETF (Expiration Date: 11-20-20; Strike Price: $82.00; Notional Amount: 2,300) (B)	23	1,863

Exchange Traded Option on iShares iBoxx $ High Yield Corporate Bond ETF (Expiration Date: 12-18-20; Strike Price: $82.00; Notional Amount: 303,900) (B)	3,039	417,863

Exchange Traded Option on iShares MSCI EAFE ETF (Expiration Date: 1-15-21; Strike Price: $63.00; Notional Amount: 10,000) (B)	100	37,500

Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 11-20-20; Strike Price: $143.00; Notional Amount: 95,500) (B)	955	256,895

Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 1-15-21; Strike Price: $148.00; Notional Amount: 16,700) (B)	167	130,427

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	26

	Contracts/Notional amount			Value
Puts (continued)

Exchange Traded Option on SPDR S&P Biotech ETF (Expiration Date: 12-18-20; Strike Price: $110.00; Notional Amount: 117,400) (B)			1,174	$657,440

Exchange Traded Option on VanEck Vectors Semiconductor ETF (Expiration Date: 1-15-21; Strike Price: $160.00; Notional Amount: 56,800) (B)			568	363,520

Over the Counter Option on 10 Year Interest Rate Swap. Receive a floating rate based on 3-month LIBOR and pay a fixed rate of 1.200% (Expiration Date: 4-23-21; Strike Rate: 1.200%; Counterparty: BNP Paribas) (B)(E)			16,275,000	144,442

Over the Counter Option on Hong Kong Hang Seng Index (Expiration Date: 11-27-20; Strike Price: HKD 23,445.52; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)			52	2,791

Over the Counter Option on Hong Kong Hang Seng Index (Expiration Date: 11-27-20; Strike Price: HKD 23,939.11; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)			70	5,318

Over the Counter Option on Hong Kong Hang Seng Index (Expiration Date: 12-30-20; Strike Price: HKD 21,343.74; Counterparty: JPMorgan Chase Bank, N.A) (B)(E)			55	1,667

Over the Counter Option on Hong Kong Hang Seng Index (Expiration Date: 12-30-20; Strike Price: HKD 21,826.50; Counterparty: Morgan Stanley & Company International PLC) (B)(E)			37	1,418

Over the Counter Option on KOSPI 200 Index (Expiration Date: 12-10-20; Strike Price: KRW 299.64; Counterparty: JPMorgan Chase Bank, N.A.) (B)(E)			934,175	8,213

	Rate (%)	Maturity date	Par value^	Value

Convertible bonds 0.1%				$579,736

(Cost $733,000)

Energy 0.1%				579,736

Energy equipment and services 0.1%

Helix Energy Solutions Group, Inc.	6.750	02-15-26	733,000	579,736

27	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Yield* (%)		Maturity date		Par value^	Value

Short-term investments 39.9%					$291,073,953

(Cost $291,068,473)

U.S. Government 27.5%					200,336,373

U.S. Cash Management Bill (C)	0.098	01-05-21		4,180,000	4,179,331

U.S. Cash Management Bill	0.098	03-02-21		1,395,000	1,394,535

U.S. Cash Management Bill	0.108	02-23-21		400,000	399,881

U.S. Cash Management Bill	0.112	03-16-21		750,000	749,740

U.S. Cash Management Bill	0.115	01-26-21		125,000	124,959

U.S. Cash Management Bill (C)	0.120	01-19-21		7,405,000	7,403,636

U.S. Treasury Bill (C)	0.088	11-24-20		19,755,000	19,753,974

U.S. Treasury Bill	0.099	12-08-20		1,260,000	1,259,887

U.S. Treasury Bill (C)	0.100	12-03-20		3,955,000	3,954,702

U.S. Treasury Bill	0.100	02-25-21		4,405,000	4,403,522

U.S. Treasury Bill (C)	0.103	12-01-20		27,020,000	27,018,150

U.S. Treasury Bill	0.103	02-04-21		220,000	219,943

U.S. Treasury Bill	0.105	11-10-20		19,421,000	19,420,720

U.S. Treasury Bill	0.105	02-18-21		5,720,000	5,718,370

U.S. Treasury Bill	0.107	04-08-21		10,000	9,996

U.S. Treasury Bill (C)	0.110	12-10-20		15,175,000	15,173,578

U.S. Treasury Bill	0.110	12-17-20		1,275,000	1,274,857

U.S. Treasury Bill (C)	0.110	12-24-20		17,138,000	17,135,772

U.S. Treasury Bill	0.113	12-22-20		1,995,000	1,994,751

U.S. Treasury Bill	0.119	09-09-21		1,160,000	1,158,811

U.S. Treasury Bill (C)	0.120	11-19-20		34,412,000	34,410,659

U.S. Treasury Bill (C)	0.130	12-31-20		5,155,000	5,154,218

U.S. Treasury Bill (C)	0.135	12-29-20		9,970,000	9,968,540

U.S. Treasury Bill (C)	0.145	11-12-20		12,345,000	12,344,743

U.S. Treasury Bill (C)	0.148	12-15-20		3,505,000	3,504,618

U.S. Treasury Bill (C)	0.405	01-28-21		2,205,000	2,204,480

		Yield (%)		Shares	Value

Short-term funds 12.4%					90,737,580

State Street Institutional U.S. Government Money Market Fund, Premier Class		0.0257	(F)	90,737,580	90,737,580

Total investments (Cost $682,396,175) 100.4%					$732,306,730

Other assets and liabilities, net (0.4%)					(3,206,242)

Total net assets 100.0%					$729,100,488
The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

AUD	Australian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	28

GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
TWD	New Taiwan Dollar

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
(A)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(B)	Non-income producing security.
(C)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	For this type of option, notional amounts are equivalent to number of contracts.
(F)	The rate shown is the annualized seven-day yield as of 10-31-20.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

29	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)

FTSE Taiwan Index Futures	1	Short	Nov 2020	$(44,709)	$(43,450)	$1,259

SGX Nifty 50 Index Futures	168	Short	Nov 2020	(4,013,812)	(3,911,375)	102,437
						$103,696

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation

CAD	1,665,000	USD	1,274,679	BNP	12/16/2020	—	$(24,687)

EUR	8,418,000	USD	9,974,311	CITI	11/30/2020	—	(164,453)

EUR	2,716,000	USD	3,215,051	HUS	12/16/2020	—	(48,602)

GBP	4,590,000	USD	5,977,842	JPM	11/30/2020	—	(30,505)

GBP	2,769,000	USD	3,640,100	BNP	12/16/2020	—	(51,691)

HKD	3,935,000	USD	507,460	JPM	12/16/2020	$100	—

JPY	435,058,000	USD	4,147,992	JPM	11/30/2020	8,726	—

JPY	106,500,000	USD	1,009,819	BNP	12/16/2020	8,020	—

JPY	492,000,000	USD	4,638,159	MSI	12/16/2020	63,970	—

USD	10,220,766	EUR	8,626,000	CITI	11/30/2020	168,516	—

USD	1,460,741	EUR	1,234,000	HUS	12/16/2020	22,082	—

USD	3,173,463	EUR	2,716,000	JPM	12/16/2020	7,013	—

USD	8,001,765	EUR	6,762,000	MSI	12/16/2020	118,284	—

USD	7,762,078	GBP	5,960,000	JPM	11/30/2020	39,610	—

USD	2,162,782	GBP	1,669,000	MSI	12/16/2020	—	(112)

						$436,321	$(320,050)

WRITTEN OPTIONS

Options on securities

Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value

Calls

Exchange-traded	American Express Company	USD	130.00	Jan 2021	599	59,900	$19,707	$(13,478)

Exchange-traded	iShares Expanded Tech-Software Sector ETF	USD	335.00	Jan 2021	274	27,400	301,820	(194,540)

Exchange-traded	JPMorgan Chase & Co.	USD	115.00	Nov 2020	554	55,400	30,289	(5,817)

Exchange-traded	SPDR S&P Biotech ETF	USD	130.00	Dec 2020	1,174	117,400	688,322	(136,771)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	30

Options on securities (continued)

Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value

Calls (continued)

Exchange-traded	VanEck Vectors Gold Miners ETF	USD	66.00	Mar 2021	3,298	329,800	$84,672	$(24,735)

Exchange-traded	VanEck Vectors Semiconductor ETF	USD	195.00	Jan 2021	568	56,800	348,188	(195,959)

							$1,472,998	$(571,300)

Puts

Exchange-traded	Amazon.com, Inc.
		USD	2,920.00	Nov 2020	11	1,100	$52,791	$(102,080)

Exchange-traded	iShares iBoxx $ High Yield Corporate Bond ETF

		USD	77.00	Nov 2020	23	2,300	1,303	(380)

Exchange-traded	iShares iBoxx $ High Yield Corporate Bond ETF

		USD	77.00	Dec 2020	3,039	303,900	132,723	(136,755)

							$186,817	$(239,215)

							$1,659,815	$(810,515)

Options on index

Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value

Calls

CITI	FTSE China A50 Index	HKD	25.00	Jun 2021	3,200,000	3,200,000	$15,602	$(17,366)

MSI	FTSE China A50 Index	HKD	25.00	Jun 2021	6,280,000	6,280,000	116,170	(34,081)

							$131,772	$(51,447)

Puts

GSI	EURO STOXX Banks Index	EUR	50.00	Mar 2021	42,500	42,500	$140,639	$(193,696)

							$140,639	$(193,696)

							$272,411	$(245,143)

31	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Foreign currency options

Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value

Calls

U.S. Dollar vs. Japanese

Yen	GSI	USD	135.00	Sep 2021	20,020,323	$271,275	$(460)

						$271,275	$(460)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Total return swaps

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Euro STOXX 50 ETF	1-Month EUR EURIBOR - 0.50%	Monthly	EUR	4,441,549	May 2023	GSI	—	$432,146	$432,146

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	263,209	May 2023	GSI	—	10,079	10,079

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.50%	Monthly	USD	138,713	May 2023	GSI	—	5,311	5,311

Pay	GS China Real Financial Conditions Index	1-Month HKD HIBOR - 0.70%	Monthly	HKD	2,455,994	May 2023	GSI	—	8,864	8,864

Pay	GS China Real Financial Conditions Index	1-Month HKD HIBOR - 0.45%	Monthly	HKD	4,557,287	May 2023	GSI	—	16,461	16,461

Pay	GS China Real Financial Conditions Index	1-Month HKD HIBOR - 0.45%	Monthly	HKD	25,825,092	May 2023	GSI	—	93,280	93,280

Pay	GS China Real Financial Conditions Index	1-Month HKD HIBOR - 0.45%	Monthly	HKD	2,246,306	May 2023	GSI	—	8,114	8,114

Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.30%	Monthly	HKD	217,537	May 2023	GSI	—	1,010	1,010

Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.30%	Monthly	HKD	31,077	May 2023	GSI	—	144	144

Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.30%	Monthly	HKD	93,230	May 2023	GSI	—	433	433

Pay	iShares Expanded Tech Sector ETF	1-Month USD LIBOR - 1.05%	Monthly	USD	494,591	May 2023	GSI	—	29,300	29,300

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	32

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	290,861	May 2023	GSI	—	$19,731	$19,731

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR - 1.20%	Monthly	USD	654	May 2023	GSI	—	44	44

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR - 1.40%	Monthly	USD	11,993,927	May 2023	GSI	—	813,639	813,639

Pay	iShares MSCI Brazil ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	13,309	May 2023	GSI	—	1,142	1,142

Pay	iShares MSCI Brazil ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	1,442,000	May 2023	GSI	—	123,684	123,684

Pay	iShares MSCI EAFE ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	7,070,890	May 2023	GSI	—	374,162	374,162

Pay	iShares MSCI India ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	416,976	May 2023	GSI	—	17,255	17,255

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	428,841	May 2023	GSI	—	18,631	18,631

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	64,169	May 2023	GSI	—	2,778	2,778

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	347,059	May 2023	GSI	—	15,023	15,023

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	323,440	May 2023	GSI	—	14,001	14,001

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.80%	Monthly	USD	191,142	May 2023	GSI	—	8,274	8,274

Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR - 1.10%	Monthly	USD	319,304	May 2023	GSI	—	17,796	17,796

Pay	iShares Russell 1000 Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	2,547,652	May 2023	GSI	—	145,236	145,236

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	208,635	May 2023	GSI	—	10,907	10,907

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.55%	Monthly	USD	183,674	May 2023	GSI	—	9,602	9,602

33	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.70%	Monthly	USD	8,816,607	May 2023	GSI	—	$460,899	$460,899

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	4,195	May 2023	GSI	—	215	215

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	184,417	May 2023	GSI	—	9,433	9,433

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	38,831,806	May 2023	GSI	—	1,986,174	1,986,174

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	1,758,449	May 2023	GSI	—	79,658	79,658

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	10,373,853	May 2023	GSI	—	469,936	469,936

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	545,974	May 2023	GSI	—	24,646	24,646

Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	700,320	May 2023	GSI	—	23,700	23,700

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.90%	Monthly	USD	581,045	May 2023	GSI	—	(15,959)	(15,959)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.75%	Monthly	USD	1,664,518	May 2023	GSI	—	(45,717)	(45,717)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.75%	Monthly	USD	934,447	May 2023	GSI	—	(25,665)	(25,665)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.35%	Monthly	USD	1,633,720	May 2023	GSI	—	(44,871)	(44,871)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	1,466,471	May 2023	GSI	—	(40,278)	(40,278)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	3,549,912	May 2023	GSI	—	(97,501)	(97,501)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 0.60%	Monthly	USD	3,859,018	May 2023	GSI	—	(105,991)	(105,991)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 1.15%	Monthly	USD	2,698,769	May 2023	GSI	—	(74,124)	(74,124)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR - 1.15%	Monthly	USD	281,752	May 2023	GSI	—	(7,739)	(7,739)

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	1,020,880	May 2023	GSI	—	74,967	74,967

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	34

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	968,381	May 2023	GSI	—	$71,112	$71,112

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	690,072	May 2023	GSI	—	50,675	50,675

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	1,790,077	May 2023	GSI	—	131,452	131,452

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	411,816	May 2023	GSI	—	30,241	30,241

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 2.40%	Monthly	USD	823,148	May 2023	GSI	—	60,447	60,447

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR - 1.75%	Monthly	USD	4,080,725	May 2023	GSI	—	299,663	299,663

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	17,456	May 2023	GSI	—	1,011	1,011

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	6,128	May 2023	GSI	—	355	355

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR - 0.75%	Monthly	USD	8,171	May 2023	GSI	—	473	473

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR - 0.75%	Monthly	USD	3,528	May 2023	GSI	—	204	204

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR - 0.75%	Monthly	USD	1,486	May 2023	GSI	—	86	86

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	2,563,301	May 2023	GSI	—	133,062	133,062

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	329,510	May 2023	GSI	—	17,105	17,105

Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	1,972,370	May 2023	JPM	—	95,317	95,317

Pay	Euro STOXX Small 200 ETF	1-Month EUR EURIBOR - 0.35%	Monthly	EUR	4,906,097	May 2023	JPM	—	343,328	343,328

Pay	Euro STOXX Small 200 ETF	1-Month EUR EURIBOR - 0.35%	Monthly	EUR	1,840,342	May 2023	JPM	—	103,352	103,352

Pay	Euro STOXX Small 200 ETF	1-Month EUR EURIBOR - 0.35%	Monthly	EUR	38,763	May 2023	JPM	—	2,384	2,384

Pay	Euro STOXX Small 200 ETF	1-Month EUR EURIBOR - 0.35%	Monthly	EUR	38,568	May 2023	JPM	—	(94)	(94)

35	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Euro STOXX Small 200 ETF	1-Month EUR EURIBOR -0.35%	Monthly	EUR	38,781	May 2023	JPM	—	—	—

Pay	Hang Seng Finance Index	1-Month HKD HIBOR - 0.30%	Monthly	HKD	246,082	May 2023	JPM	—	$(227)	$(227)

Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.37%	Monthly	HKD	62,478	May 2023	JPM	—	330	330

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.33%	Monthly	USD	8,536,315	May 2023	JPM	—	373,784	373,784

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	7,557,292	May 2023	JPM	—	329,876	329,876

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	1,173,021	May 2023	JPM	—	51,202	51,202

Pay	iShares Expanded Tech Sector ETF	1-Month USD LIBOR - 5.44%	Monthly	USD	1,230,013	May 2023	JPM	—	48,287	48,287

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR - 2.30%	Monthly	USD	2,577,282	May 2023	JPM	—	89,897	89,897

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -2.30%	Monthly	USD	2,309,611	May 2023	JPM	—	80,560	80,560

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR - 1.06%	Monthly	USD	1,515,120	May 2023	JPM	—	52,848	52,848

Pay	iShares MSCI India ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	309,008	May 2023	JPM	—	10,057	10,057

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 0.92%	Monthly	USD	3,695,814	May 2023	JPM	—	237,486	237,486

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR - 1.04%	Monthly	USD	1,017,605	May 2023	JPM	—	65,254	65,254

Pay	iShares Russell 1000 Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	1,170,274	May 2023	JPM	—	52,583	52,583

Pay	iShares Russell 1000 Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	2,665,099	May 2023	JPM	—	119,750	119,750

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.00%	Monthly	USD	4,658,064	May 2023	JPM	—	152,038	152,038

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	36

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	147,648	May 2023	JPM	—	$4,819	$4,819

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 1.68%	Monthly	USD	8,696,467	May 2023	JPM	—	283,851	283,851

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR - 2.54%	Monthly	USD	132,653	May 2023	JPM	—	4,330	4,330

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.33%	Monthly	USD	2,217,249	May 2023	JPM	—	49,595	49,595

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	100,559	May 2023	JPM	—	2,249	2,249

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	1,147,219	May 2023	JPM	—	25,661	25,661

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR - 0.81%	Monthly	USD	118,440	May 2023	JPM	—	2,649	2,649

Pay	iShares U.S. Home Construction ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	92,816	May 2023	JPM	—	9,584	9,584

Pay	Nasdaq OMX ABA Community Bank Index	1-Month USD LIBOR - 0.20%	Monthly	USD	437,498	May 2023	JPM	—	(28,837)	(28,837)

Pay	Nasdaq OMX ABA Community Bank Index	1-Month USD LIBOR - 0.20%	Monthly	USD	283,379	May 2023	JPM	—	(18,678)	(18,678)

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	1,370,932	May 2023	JPM	—	47,939	47,939

Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 0.90%	Monthly	USD	14,011,273	May 2023	JPM	—	369,721	369,721

Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 1.52%	Monthly	USD	14,476,250	May 2023	JPM	—	380,000	380,000

Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 1.20%	Monthly	USD	1,551,275	May 2023	JPM	—	40,721	40,721

Pay	SPDR S&P Biotech ETF	1-Month USD LIBOR - 1.20%	Monthly	USD	1,445,540	May 2023	JPM	—	37,945	37,945

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 1.12%	Monthly	USD	4,351,119	May 2023	JPM	—	137,228	137,228

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR - 1.27%	Monthly	USD	637,196	May 2023	JPM	—	20,009	20,009

37	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR-0.78%	Monthly	USD	519,384	May 2023	JPM	—	$16,309	$16,309
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-0.92%	Monthly	USD	505,435	May 2023	JPM	—	(35,009)	(35,009)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-0.97%	Monthly	USD	488,273	May 2023	JPM	—	(33,880)	(33,880)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-0.81%	Monthly	USD	1,020,028	May 2023	JPM	—	(70,776)	(70,776)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-0.81%	Monthly	USD	3,001,940	May 2023	JPM	—	(208,295)	(208,295)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-1.73%	Monthly	USD	183,550	May 2023	JPM	—	(12,736)	(12,736)
Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR-1.11%	Monthly	USD	1,976,718	May 2023	JPM	—	(137,158)	(137,158)
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR-2.13%	Monthly	USD	359,733	May 2023	JPM	—	19,974	19,974
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR-2.13%	Monthly	USD	484,270	May 2023	JPM	—	26,889	26,889
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR-2.13%	Monthly	USD	6,691,764	May 2023	JPM	—	371,553	371,553
Pay	SPDR S&P Retail ETF	1-Month USD LIBOR-0.28%	Monthly	USD	3,853,529	May 2023	JPM	—	213,963	213,963
Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR-0.28%	Monthly	USD	31,871	May 2023	JPM	—	730	730
Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR-0.28%	Monthly	USD	14,145	May 2023	JPM	—	324	324
Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR-1.39%	Monthly	USD	1,074	May 2023	JPM	—	25	25
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR-0.28%	Monthly	USD	487,606	May 2023	JPM	—	26,199	26,199
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR-0.28%	Monthly	USD	1,830,816	May 2023	JPM	—	98,370	98,370
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR-0.28%	Monthly	USD	442,956	May 2023	JPM	—	23,800	23,800
Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR-0.28%	Monthly	USD	458,174	May 2023	JPM	—	35,618	35,618

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	38

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.28%	Monthly	USD	4,247,776	May 2023	JPM	—	$330,216	$330,216

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR - 0.40%	Monthly	USD	254,009	May 2023	JPM	—	19,746	19,746

Pay	China H Real Estate Index	1-Month HKD HIBOR - 0.50%	Monthly	HKD	316,725	May 2023	MSI	—	1,770	1,770

Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	5,005,104	May 2023	MSI	—	366,013	366,013

Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	4,761,698	May 2023	MSI	—	348,214	348,214

Pay	Energy Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	3,537,245	May 2023	MSI	—	248,489	248,489

Pay	Energy Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	2,160,628	May 2023	MSI	—	70,357	70,357

Pay	Euro STOXX 50 ETF	1-Month EUR EURIBOR - 0.40%	Monthly	EUR	2,451,986	May 2023	MSI	—	209,731	209,731

Pay	Euro STOXX 50 ETF	1-Month EUR EURIBOR - 0.40%	Monthly	EUR	587,455	May 2023	MSI	—	50,248	50,248

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	2,394,973	May 2023	MSI	—	106,465	106,465

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	380,443	May 2023	MSI	—	16,912	16,912

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.65%	Monthly	USD	675,888	May 2023	MSI	—	30,045	30,045

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.65%	Monthly	USD	143,303	May 2023	MSI	—	6,370	6,370

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	385,562	May 2023	MSI	—	17,140	17,140

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	388,184	May 2023	MSI	—	17,256	17,256

Pay	Financial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	239,612	May 2023	MSI	—	10,652	10,652

39	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	2,693,941	May 2023	MSI	—	$131,092	$131,092

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.45%	Monthly	USD	2,324,632	May 2023	MSI	—	113,787	113,787

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	6,803,669	May 2023	MSI	—	332,923	332,923

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	5,257,405	May 2023	MSI	—	255,835	255,835

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	881,702	May 2023	MSI	—	42,905	42,905

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	756,996	May 2023	MSI	—	36,837	36,837

Pay	Health Care Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	1,923,480	May 2023	MSI	—	93,600	93,600

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	219,942	May 2023	MSI	—	13,955	13,955

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	2,349,371	May 2023	MSI	—	149,065	149,065

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	189,401	May 2023	MSI	—	12,017	12,017

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	1,698,375	May 2023	MSI	—	107,760	107,760

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	2,536,342	May 2023	MSI	—	160,928	160,928

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	502,667	May 2023	MSI	—	31,894	31,894

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	3,805,364	May 2023	MSI	—	241,446	241,446

Pay	Industrial Select Sector SPDR Fund	1-Month USD LIBOR - 0.28%	Monthly	USD	1,190,039	May 2023	MSI	—	4,798	4,798

Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.28%	Monthly	USD	6,172,168	May 2023	MSI	—	432,579	432,579

Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR - 0.28%	Monthly	USD	4,216,023	May 2023	MSI	—	295,481	295,481

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	40

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR -0.28%	Monthly	USD	3,293,919	May 2023	MSI	—	$159,413	$159,413

Pay	Invesco QQQ Trust Series 1	1-Month USD LIBOR -0.28%	Monthly	USD	1,172,888	May 2023	MSI	—	70,854	70,854

Pay	Invesco S&P 500 High Beta ETF	1-Month USD LIBOR -2.87%	Monthly	USD	3,439,796	May 2023	MSI	—	140,495	140,495

Pay	Invesco S&P 500 High Beta ETF	1-Month USD LIBOR -1.03%	Monthly	USD	81,485	May 2023	MSI	—	3,328	3,328

Pay	iShares Expanded Tech Sector ETF	1-Month USD LIBOR -0.28%	Monthly	USD	656,708	May 2023	MSI	—	47,348	47,348

Pay	iShares Expanded Tech Sector ETF	1-Month USD LIBOR -0.28%	Monthly	USD	797,527	May 2023	MSI	—	—	—

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.41%	Monthly	USD	71,386	May 2023	MSI	—	5,584	5,584

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.83%	Monthly	USD	99,147	May 2023	MSI	—	7,755	7,755

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.34%	Monthly	USD	279,925	May 2023	MSI	—	21,895	21,895

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.30%	Monthly	USD	1,619,401	May 2023	MSI	—	126,665	126,665

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.35%	Monthly	USD	32,058	May 2023	MSI	—	2,507	2,507

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -1.34%	Monthly	USD	900,916	May 2023	MSI	—	70,467	70,467

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -0.28%	Monthly	USD	30,452	May 2023	MSI	—	—	—

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,191,429	May 2023	MSI	—	—	—

41	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD LIBOR -0.28%	Monthly	USD	789,530	May 2023	MSI	—	—	—

Pay	iShares MSCI ACWI ETF	1-Month USD LIBOR -0.28%	Monthly	USD	4,031,502	May 2023	MSI	—	$208,425	$208,425

Pay	iShares MSCI ACWI ETF	1-Month USD LIBOR -0.28%	Monthly	USD	3,391,666	May 2023	MSI	—	175,346	175,346

Pay	iShares MSCI ACWI ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,645,112	May 2023	MSI	—	57,463	57,463

Pay	iShares MSCI ACWI ETF	1-Month USD LIBOR -0.28%	Monthly	USD	3,266,720	May 2023	MSI	—	129,712	129,712

Pay	iShares MSCI EAFE ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,078,854	May 2023	MSI	—	51,063	51,063

Pay	iShares MSCI EAFE ETF	1-Month USD LIBOR -0.28%	Monthly	USD	583,118	May 2023	MSI	—	27,599	27,599

Pay	iShares MSCI Emerging Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,888,186	May 2023	MSI	—	28,697	28,697

Pay	iShares MSCI Emerging Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,501,060	May 2023	MSI	—	22,813	22,813

Pay	iShares MSCI Emerging Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,213,931	May 2023	MSI	—	33,648	33,648

Pay	iShares MSCI India ETF	1-Month USD LIBOR -0.58%	Monthly	USD	59,092	May 2023	MSI	—	1,989	1,989

Pay	iShares MSCI India ETF	1-Month USD LIBOR -0.69%	Monthly	USD	250,272	May 2023	MSI	—	8,424	8,424

Pay	iShares MSCI Indonesia ETF	1-Month USD LIBOR -3.74%	Monthly	USD	1,368,989	May 2023	MSI	—	4,479	4,479

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.16%	Monthly	USD	3,362,339	May 2023	MSI	—	207,474	207,474

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.16%	Monthly	USD	1,162,264	May 2023	MSI	—	72,033	72,033

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.16%	Monthly	USD	3,750,596	May 2023	MSI	—	232,449	232,449

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.16%	Monthly	USD	380,322	May 2023	MSI	—	23,571	23,571

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -0.35%	Monthly	USD	3,016,124	May 2023	MSI	—	186,976	186,976

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.10%	Monthly	USD	3,378,905	May 2023	MSI	—	209,465	209,465

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	42

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.18%	Monthly	USD	2,699,978	May 2023	MSI	—	$167,335	$167,335

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,875,716	May 2023	MSI	—	116,250	116,250

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.05%	Monthly	USD	2,574,689	May 2023	MSI	—	158,872	158,872

Pay	iShares Nasdaq Biotechnology ETF	1-Month USD LIBOR -1.50%	Monthly	USD	1,297,855	May 2023	MSI	—	80,085	80,085

Pay	iShares PHLX Semiconductor ETF	1-Month USD LIBOR -1.69%	Monthly	USD	1,715,065	May 2023	MSI	—	114,044	114,044

Pay	iShares Russell 1000 ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,508,565	May 2023	MSI	—	154,371	154,371

Pay	iShares Russell 1000 Growth ETF	1-Month USD LIBOR -0.64%	Monthly	USD	2,811,293	May 2023	MSI	—	203,908	203,908

Pay	iShares Russell 1000 Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	4,814,218	May 2023	MSI	—	—	—

Pay	iShares Russell 2000 ETF	1-Month USD LIBOR -0.28%	Monthly	USD	10,973,256	May 2023	MSI	—	651,316	651,316

Pay	iShares Russell 2000 ETF	1-Month USD LIBOR -1.09%	Monthly	USD	2,733,061	May 2023	MSI	—	162,220	162,220

Pay	iShares Russell 2000 ETF	1-Month USD LIBOR -1.09%	Monthly	USD	1,231,692	May 2023	MSI	—	73,107	73,107

Pay	iShares Russell 2000 ETF	1-Month USD LIBOR -1.09%	Monthly	USD	4,530,797	May 2023	MSI	—	269,164	269,164

Pay	iShares Russell 2000 ETF	1-Month USD LIBOR -1.09%	Monthly	USD	2,367,524	May 2023	MSI	—	140,524	140,524

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -1.73%	Monthly	USD	110,336	May 2023	MSI	—	7,677	7,677

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,422,130	May 2023	MSI	—	98,955	98,955

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -1.05%	Monthly	USD	3,854,550	May 2023	MSI	—	268,208	268,208

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -1.73%	Monthly	USD	139,838	May 2023	MSI	—	9,730	9,730

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -1.85%	Monthly	USD	7,113,768	May 2023	MSI	—	494,992	494,992

43	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	120,170	May 2023	MSI	—	$8,362	$8,362

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -2.14%	Monthly	USD	291,910	May 2023	MSI	—	20,312	20,312

Pay	iShares Russell 2000 Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	3,267,853	May 2023	MSI	—	227,385	227,385

Pay	iShares Russell 2000 Value ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,162,473	May 2023	MSI	—	58,729	58,729

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	982,826	May 2023	MSI	—	63,425	63,425

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	447,193	May 2023	MSI	—	28,859	28,859

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,414,293	May 2023	MSI	—	91,269	91,269

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	3,860,257	May 2023	MSI	—	249,116	249,116

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	11,063,456	May 2023	MSI	—	713,964	713,964

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.68%	Monthly	USD	139,875	May 2023	MSI	—	9,027	9,027

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.84%	Monthly	USD	3,693,184	May 2023	MSI	—	238,334	238,334

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	120,078	May 2023	MSI	—	7,749	7,749

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.45%	Monthly	USD	2,846,718	May 2023	MSI	—	183,709	183,709

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	880,695	May 2023	MSI	—	56,834	56,834

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	4,319,107	May 2023	MSI	—	278,727	278,727

Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD LIBOR -0.28%	Monthly	USD	291,592	May 2023	MSI	—	18,817	18,817

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	44

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	iShares U.S. Home Construction ETF	1-Month USD LIBOR -1.24%	Monthly	USD	497,834	May 2023	MSI	—	$66,068	$66,068

Pay	iShares U.S. Home Construction ETF	1-Month USD LIBOR -0.28%	Monthly	USD	617,794	May 2023	MSI	—	81,988	81,988

Pay	iShares U.S. Home Construction ETF	1-Month USD LIBOR -0.28%	Monthly	USD	636,766	May 2023	MSI	—	12,526	12,526

Pay	iShares U.S. Home Construction ETF	1-Month USD LIBOR -0.28%	Monthly	USD	957,867	May 2023	MSI	—	—	—

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR -0.54%	Monthly	USD	1,902,563	May 2023	MSI	—	107,424	107,424

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR -0.28%	Monthly	USD	413,178	May 2023	MSI	—	23,329	23,329

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR -0.28%	Monthly	USD	354,798	May 2023	MSI	—	20,033	20,033

Pay	SPDR S&P 500 ETF	1-Month USD LIBOR -0.28%	Monthly	USD	861,800	May 2023	MSI	—	51,981	51,981

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR -0.35%	Monthly	USD	1,276,571	May 2023	MSI	—	68,059	68,059

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR -2.70%	Monthly	USD	1,712,421	May 2023	MSI	—	91,296	91,296

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR -2.93%	Monthly	USD	1,368,381	May 2023	MSI	—	72,932	72,932

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR -0.28%	Monthly	USD	950,605	May 2023	MSI	—	50,665	50,665

Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD LIBOR -2.20%	Monthly	USD	679,276	May 2023	MSI	—	36,020	36,020

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR -0.28%	Monthly	USD	282,678	May 2023	MSI	—	(13,231)	(13,231)

Pay	SPDR S&P Regional Banking ETF	1-Month USD LIBOR -1.45%	Monthly	USD	1,413,234	May 2023	MSI	—	(66,150)	(66,150)

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR -2.62%	Monthly	USD	955,296	May 2023	MSI	—	87,731	87,731

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR -2.55%	Monthly	USD	547,648	May 2023	MSI	—	50,294	50,294

45	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR -2.35%	Monthly	USD	1,600,081	May 2023	MSI	—	$146,946	$146,946

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR -2.09%	Monthly	USD	340,969	May 2023	MSI	—	31,314	31,314

Pay	SPDR S&P Retail ETF	1-Month USD LIBOR -1.84%	Monthly	USD	1,048,098	May 2023	MSI	—	96,254	96,254

Pay	VanEck Vectors Russia ETF	1-Month USD LIBOR -0.84%	Monthly	USD	1,246,661	May 2023	MSI	—	77,240	77,240

Pay	VanEck Vectors Russia ETF	1-Month USD LIBOR -0.28%	Monthly	USD	33,505	May 2023	MSI	—	—	—

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -1.34%	Monthly	USD	6,004	May 2023	MSI	—	406	406

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -1.34%	Monthly	USD	16,512	May 2023	MSI	—	1,117	1,117

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -1.35%	Monthly	USD	4,503	May 2023	MSI	—	305	305

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -1.36%	Monthly	USD	13,322	May 2023	MSI	—	901	901

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -1.09%	Monthly	USD	17,826	May 2023	MSI	—	1,206	1,206

Pay	VanEck Vectors Semiconductor ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,892,973	May 2023	MSI	—	138,560	138,560

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,028,293	May 2023	MSI	—	49,144	49,144

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,112,806	May 2023	MSI	—	100,974	100,974

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,107,714	May 2023	MSI	—	52,939	52,939

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,112,019	May 2023	MSI	—	100,936	100,936

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	3,607,807	May 2023	MSI	—	172,422	172,422

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,666,932	May 2023	MSI	—	127,457	127,457

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.80%	Monthly	USD	3,278,729	May 2023	MSI	—	156,695	156,695

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	46

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.80%	Monthly	USD	2,303,467	May 2023	MSI	—	$110,086	$110,086

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,765,535	May 2023	MSI	—	132,169	132,169

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	272,319	May 2023	MSI	—	13,015	13,015

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,242,237	May 2023	MSI	—	59,368	59,368

Pay	Vanguard FTSE Developed Markets ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,289,795	May 2023	MSI	—	109,433	109,433

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.66%	Monthly	USD	1,160,131	May 2023	MSI	—	75,052	75,052

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.66%	Monthly	USD	283,074	May 2023	MSI	—	18,390	18,390

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.66%	Monthly	USD	752,884	May 2023	MSI	—	48,910	48,910

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.66%	Monthly	USD	90,876	May 2023	MSI	—	5,904	5,904

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.35%	Monthly	USD	720,754	May 2023	MSI	—	46,834	46,834

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.35%	Monthly	USD	807,442	May 2023	MSI	—	52,467	52,467

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.48%	Monthly	USD	645,200	May 2023	MSI	—	41,915	41,915

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.28%	Monthly	USD	448,231	May 2023	MSI	—	29,119	29,119

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.28%	Monthly	USD	2,367,290	May 2023	MSI	—	153,146	153,146

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.70%	Monthly	USD	8,763,358	May 2023	MSI	—	566,924	566,924

Pay	Vanguard FTSE Europe ETF	1-Month USD LIBOR -0.70%	Monthly	USD	320,294	May 2023	MSI	—	20,721	20,721

Pay	WisdomTree Cloud Computing ETF	1-Month USD LIBOR -5.64%	Monthly	USD	1,316,877	May 2023	MSI	—	141,004	141,004

Pay	WisdomTree Cloud Computing ETF	1-Month USD LIBOR -5.64%	Monthly	USD	1,933,494	May 2023	MSI	—	207,028	207,028

Pay	WisdomTree Cloud Computing ETF	1-Month USD LIBOR -0.28%	Monthly	USD	1,777,919	May 2023	MSI	—	97,518	97,518

47	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Abbott Laboratories	1-Month USD LIBOR + 0.20%	Monthly	USD	89,614	May 2023	GSI	—	$(2,399)	$(2,399)

Receive	Abbott Laboratories	1-Month USD LIBOR + 0.20%	Monthly	USD	269,275	May 2023	GSI	—	(7,208)	(7,208)

Receive	Acadia Healthcare Company, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	38,985	May 2023	GSI	—	3,114	3,114

Receive	Acadia Healthcare Company, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,546	May 2023	GSI	—	5,875	5,875

Receive	Acceleron Pharma, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	180,433	May 2023	GSI	—	(12,076)	(12,076)

Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.20%	Monthly	USD	46,950	May 2023	GSI	—	(6,630)	(6,630)

Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.20%	Monthly	USD	326,914	May 2023	GSI	—	(46,168)	(46,168)

Receive	Aerie Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,208	May 2023	GSI	—	850	850

Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	117,755	May 2023	GSI	—	(3,735)	(3,735)

Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	221,992	May 2023	GSI	—	(7,042)	(7,042)

Receive	Akero Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	53,466	May 2023	GSI	—	(186)	(186)

Receive	ALD SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	313,951	May 2023	GSI	—	(28,771)	(28,771)

Receive	Alkermes PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	1,264,076	May 2023	GSI	—	(50,178)	(50,178)

Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	218,348	May 2023	GSI	—	403	403

Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	605,370	May 2023	GSI	—	1,118	1,118

Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	129,371	May 2023	GSI	—	239	239

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	48

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	85,156	May 2023	GSI	—	$157	$157
Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	85,702	May 2023	GSI	—	158	158
Receive	Allscripts Healthcare Solutions, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	312,977	May 2023	GSI	—	(12,872)	(12,872)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	35,645	May 2023	GSI	—	(4,660)	(4,660)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	127,588	May 2023	GSI	—	(16,681)	(16,681)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	63,653	May 2023	GSI	—	(8,322)	(8,322)
Receive	Amazon.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,622,596	May 2023	GSI	—	(59,059)	(59,059)
Receive	Amedisys, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	45,052	May 2023	GSI	—	2,081	2,081
Receive	Amedisys, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	167,337	May 2023	GSI	—	7,731	7,731
Receive	Amicus Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,803,696	May 2023	GSI	—	90,674	90,674
Receive	Amicus Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	39,076	May 2023	GSI	—	1,964	1,964
Receive	Amoy Diagnostics Company, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	34,297	May 2023	GSI	—	(656)	(656)
Receive	Amoy Diagnostics Company, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	563,724	May 2023	GSI	—	(10,784)	(10,784)
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,556	May 2023	GSI	—	(4,273)	(4,273)
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	127,541	May 2023	GSI	—	(8,067)	(8,067)
Receive	Apellis Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,522,636	May 2023	GSI	—	(70,012)	(70,012)

49	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Apellis Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	117,005	May 2023	GSI	—	$(5,366)	$(5,366)
Receive	Archer Daniels Midland Company	1-Month USD LIBOR + 0.20%	Monthly	USD	1,525,184	May 2023	GSI	—	(138,961)	(138,961)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	534,417	May 2023	GSI	—	(25,558)	(25,558)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	259,102	May 2023	GSI	—	(12,391)	(12,391)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	144,454	May 2023	GSI	—	(6,908)	(6,908)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	169,329	May 2023	GSI	—	(8,098)	(8,098)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	144,409	May 2023	GSI	—	(6,906)	(6,906)
Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	288,863	May 2023	GSI	—	(13,814)	(13,814)
Receive	argenx SE,ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	40,170	May 2023	GSI	—	(2,210)	(2,210)
Receive	argenx SE,ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	143,615	May 2023	GSI	—	(7,901)	(7,901)
Receive	argenx SE,ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	94,518	May 2023	GSI	—	(5,200)	(5,200)
Receive	Ascendis Pharma A/S, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	22,620	May 2023	GSI	—	1,064	1,064
Receive	Ascendis Pharma A/S, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	60,372	May 2023	GSI	—	2,839	2,839
Receive	Assembly Biosciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,373	May 2023	GSI	—	(214)	(214)
Receive	Assurant, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	156,928	May 2023	GSI	—	2,249	2,249
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	240,528	May 2023	GSI	—	(11,625)	(11,625)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	50

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	281,987	May 2023	GSI	—	$(13,629)	$(13,629)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	523,241	May 2023	GSI	—	(25,290)	(25,290)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	44,040	May 2023	GSI	—	(2,126)	(2,126)
Receive	Athene Holding, Ltd., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	24,343	May 2023	GSI	—	(1,697)	(1,697)
Receive	Atlantic Union Bankshares Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	431,550	May 2023	GSI	—	10,983	10,983
Receive	Atlantic Union Bankshares Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	342,010	May 2023	GSI	—	8,704	8,704
Receive	Australia & New Zealand Banking Group, Ltd.	1-Month AUD BBSW + 0.20%	Monthly	AUD	429,677	May 2023	GSI	—	(7,996)	(7,996)
Receive	Australia & New Zealand Banking Group, Ltd.	1-Month AUD BBSW + 0.20%	Monthly	AUD	224,653	May 2023	GSI	—	(4,180)	(4,180)
Receive	Bandai Namco Holdings, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	192,570,000	May 2023	GSI	—	(19,712)	(19,712)
Receive	Bandai Namco Holdings, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	471,600	May 2023	GSI	—	(48)	(48)
Receive	BASE, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	42,480,000	May 2023	GSI	—	(83,684)	(83,684)
Receive	BASE, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	15,881,122	May 2023	GSI	—	(12,122)	(12,122)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	734,764	May 2023	GSI	—	(55,554)	(55,554)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	115,146	May 2023	GSI	—	(8,706)	(8,706)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	60,343	May 2023	GSI	—	(4,562)	(4,562)
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	87,388	May 2023	GSI	—	(3,853)	(3,853)

51	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	164,958	May 2023	GSI	—	$(7,274)	$(7,274)
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	12,286	May 2023	GSI	—	(268)	(268)
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	70,878	May 2023	GSI	—	(1,546)	(1,546)
Receive	Beigene, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	56,681	May 2023	GSI	—	(644)	(644)
Receive	Beigene, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	202,133	May 2023	GSI	—	(2,297)	(2,297)
Receive	BioNTech SE, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	134,354	May 2023	GSI	—	(12,814)	(12,814)
Receive	Bio-Techne Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	40,202	May 2023	GSI	—	(1,840)	(1,840)
Receive	Bio-Techne Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	75,644	May 2023	GSI	—	(3,462)	(3,462)
Receive	Bluebird Bio, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,520	May 2023	GSI	—	(870)	(870)
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	90,583	May 2023	GSI	—	(177)	(177)
Receive	BMC Stock Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,399	May 2023	GSI	—	(8,115)	(8,115)
Receive	BMC Stock Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,081,729	May 2023	GSI	—	(109,187)	(109,187)
Receive	BMC Stock Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	547,997	May 2023	GSI	—	(55,313)	(55,313)
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,287,716	May 2023	GSI	—	(286,703)	(286,703)
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	278,922	May 2023	GSI	—	(24,323)	(24,323)
Receive	Brenntag AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	804,390	May 2023	GSI	—	2,736	2,736

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	52

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bristol-Myers Squibb Company	1-Month USD LIBOR + 0.20%	Monthly	USD	4,642,235	May 2023	GSI	—	$(133,655)	$(133,655)
Receive	Cactus, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	86,768	May 2023	GSI	—	(7,301)	(7,301)
Receive	Cactus, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	349,522	May 2023	GSI	—	(29,412)	(29,412)
Receive	Cactus, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	347,703	May 2023	GSI	—	(29,259)	(29,259)
Receive	Cavco Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	98,120	May 2023	GSI	—	(5,519)	(5,519)
Receive	Cavco Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	297,827	May 2023	GSI	—	(16,751)	(16,751)
Receive	Cavco Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	255,332	May 2023	GSI	—	(14,361)	(14,361)
Receive	Cavco Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	286,154	May 2023	GSI	—	(16,094)	(16,094)
Receive	Cellnex Telecom SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	1,180,509	May 2023	GSI	—	56,616	56,616
Receive	Cellnex Telecom SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	310,493	May 2023	GSI	—	14,891	14,891
Receive	Centene Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	85,687	May 2023	GSI	—	(8,451)	(8,451)
Receive	Centene Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	118,008	May 2023	GSI	—	(11,639)	(11,639)
Receive	Cerved Group SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	358,856	May 2023	GSI	—	(21,273)	(21,273)
Receive	Cerved Group SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	722,590	May 2023	GSI	—	(42,836)	(42,836)
Receive	Cerved Group SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	79,659	May 2023	GSI	—	(4,722)	(4,722)
Receive	Cerved Group SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	98,770	May 2023	GSI	—	(5,855)	(5,855)

53	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Cerved Group SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	142,162	May 2023	GSI	—	$(8,428)	$(8,428)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	551,968	May 2023	GSI	—	(86,256)	(86,256)
Receive	China Cinda Asset Management Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	7,251,581	May 2023	GSI	—	(31,406)	(31,406)
Receive	China Traditional Chinese Medicine Holdings Company, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	66,843	May 2023	GSI	—	(671)	(671)
Receive	China Unicom Hong Kong, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	64,800	May 2023	GSI	—	(992)	(992)
Receive	Citizens Financial Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	228,859	May 2023	GSI	—	144	144
Receive	Citizens Financial Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	496,110	May 2023	GSI	—	312	312
Receive	Citizens Financial Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	537,347	May 2023	GSI	—	338	338
Receive	Clean Harbors, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	599,140	May 2023	GSI	—	(52,017)	(52,017)
Receive	Clean Harbors, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	650,760	May 2023	GSI	—	(56,500)	(56,500)
Receive	Constellation Brands, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,876,514	May 2023	GSI	—	(157,313)	(157,313)
Receive	Constellation Brands, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	359,758	May 2023	GSI	—	(30,159)	(30,159)
Receive	Constellation Brands, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	48,328	May 2023	GSI	—	(4,051)	(4,051)
Receive	Constellation Brands, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	303,315	May 2023	GSI	—	(25,428)	(25,428)
Receive	Constellation Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	19,123	May 2023	GSI	—	(2,683)	(2,683)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	54

Total return swaps (continued)

Pay/ receive total return*	Refere nce entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation	Value
Receive	ConvaTec Group PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	64,505	May 2023	GSI	—	$(1,638)	$(1,638)
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,531,710	May 2023	GSI	—	(22,181)	(22,181)
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	498,035	May 2023	GSI	—	(7,211)	(7,211)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	343,662	May 2023	GSI	—	(2,987)	(2,987)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	141,154	May 2023	GSI	—	(1,227)	(1,227)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	3,365,138	May 2023	GSI	—	(29,253)	(29,253)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	37,625	May 2023	GSI	—	(327)	(327)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	47,604	May 2023	GSI	—	(414)	(414)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	4,073,739	May 2023	GSI	—	(35,415)	(35,415)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	245,061	May 2023	GSI	—	(2,130)	(2,130)
Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	52,450	May 2023	GSI	—	(7,636)	(7,636)
Receive	Cytokinetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	405,264	May 2023	GSI	—	(22,222)	(22,222)
Receive	Cytokinetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	338,761	May 2023	GSI	—	(18,575)	(18,575)
Receive	Cytokinetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,105	May 2023	GSI	—	(1,157)	(1,157)
Receive	Cytokinetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	49,772	May 2023	GSI	—	(2,729)	(2,729)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	3,079,890	May 2023	GSI	—	31	31

55	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	219,503,925	May 2023	GSI	—	$2,228	$2,228
Receive	Danaher Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,311,325	May 2023	GSI	—	15,410	15,410
Receive	Danaher Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	128,953	May 2023	GSI	—	1,516	1,516
Receive	Danaher Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	243,149	May 2023	GSI	—	2,857	2,857
Receive	DBAPP Security, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	15,204	May 2023	GSI	—	(581)	(581)
Receive	DBAPP Security, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	14,444	May 2023	GSI	—	(552)	(552)
Receive	DBAPP Security, Ltd.	1-Month USD LIBOR + 0.75%	Monthly	USD	3,812	May 2023	GSI	—	28	28
Receive	DNB ASA	1-Month NOK NIBOR + 0.20%	Monthly	NOK	3,465,132	May 2023	GSI	—	(25,728)	(25,728)
Receive	DNB ASA	1-Month NOK NIBOR + 0.20%	Monthly	NOK	1,307,717	May 2023	GSI	—	(9,709)	(9,709)
Receive	DraftKings, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	306,284	May 2023	GSI	—	(54,184)	(54,184)
Receive	DraftKings, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,163,969	May 2023	GSI	—	(193,394)	(193,394)
Receive	Dyne Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	52,750	May 2023	GSI	—	12,139	12,139
Receive	ECN Capital Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	622,890	May 2023	GSI	—	(4,474)	(4,474)
Receive	ECN Capital Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	253,649	May 2023	GSI	—	(1,821)	(1,821)
Receive	ECN Capital Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	79,950	May 2023	GSI	—	(574)	(574)
Receive	ECN Capital Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	133,250	May 2023	GSI	—	(956)	(956)
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	88,398	May 2023	GSI	—	(13,347)	(13,347)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	56

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	84,430	May 2023	GSI	—	$(12,748)	$(12,748)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	19,003,600	May 2023	GSI	—	(11,536)	(11,536)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	8,888,502	May 2023	GSI	—	(5,399)	(5,399)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	21,595,000	May 2023	GSI	—	(13,118)	(13,118)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	8,638,000	May 2023	GSI	—	(5,247)	(5,247)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	9,501,800	May 2023	GSI	—	(5,772)	(5,772)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	32,608,450	May 2023	GSI	—	(19,809)	(19,809)
Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	302,421	May 2023	GSI	—	(23,709)	(23,709)
Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	533,011	May 2023	GSI	—	(41,787)	(41,787)
Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	57,664	May 2023	GSI	—	(4,514)	(4,514)
Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	108,810	May 2023	GSI	—	(8,518)	(8,518)
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,684,224	May 2023	GSI	—	(21,545)	(21,545)
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	26,634	May 2023	GSI	—	(341)	(341)
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,561,846	May 2023	GSI	—	(19,980)	(19,980)
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	615,547	May 2023	GSI	—	(7,874)	(7,874)
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	639,570	May 2023	GSI	—	(8,181)	(8,181)

57	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Enstar Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	523,284	May 2023	GSI	—	$(6,694)	$(6,694)
Receive	Exact Sciences Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,590,045	May 2023	GSI	—	387,010	387,010
Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	959,574	May 2023	GSI	—	(109,963)	(109,963)
Receive	First BanCorp	1-Month USD LIBOR + 0.20%	Monthly	USD	390,443	May 2023	GSI	—	11,738	11,738
Receive	First BanCorp	1-Month USD LIBOR + 0.20%	Monthly	USD	210,688	May 2023	GSI	—	(912)	(912)
Receive	FirstRand, Ltd.	1-Month ZAR JIBAR + 0.75%	Monthly	ZAR	10,440,725	May 2023	GSI	—	(26,790)	(26,790)
Receive	Five Below, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,268,600	May 2023	GSI	—	(14,793)	(14,793)
Receive	Five Below, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	476,872	May 2023	GSI	—	(5,561)	(5,561)
Receive	Flagstar Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	399,110	May 2023	GSI	—	(42,018)	(42,018)
Receive	Floor & Decor Holdings, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	104,471	May 2023	GSI	—	(11,261)	(11,261)
Receive	Fortive Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	511,570	May 2023	GSI	—	(33,357)	(33,357)
Receive	Fortive Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	366,941	May 2023	GSI	—	(23,926)	(23,926)
Receive	Freee KK	1-Month JPY LIBOR + 0.20%	Monthly	JPY	52,046,000	May 2023	GSI	—	(80,000)	(80,000)
Receive	Freee KK	1-Month JPY LIBOR + 0.20%	Monthly	JPY	52,046,000	May 2023	GSI	—	(80,000)	(80,000)
Receive	Fresenius SE & Company KGaA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	574,844	May 2023	GSI	—	(52,941)	(52,941)
Receive	Fresenius SE & Company KGaA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	41,857	May 2023	GSI	—	(3,855)	(3,855)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	58

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	G1 Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	19,565	May 2023	GSI	—	$(2,434)	$(2,434)
Receive	G1 Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	69,916	May 2023	GSI	—	(8,697)	(8,697)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	334,480	May 2023	GSI	—	(3,033)	(3,033)
Receive	Genpact, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,609,392	May 2023	GSI	—	(288,329)	(288,329)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	42,283	May 2023	GSI	—	(951)	(951)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	49,545	May 2023	GSI	—	(1,115)	(1,115)
Receive	Genus PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	72,628	May 2023	GSI	—	(1,634)	(1,634)
Receive	Gilead Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	62,669	May 2023	GSI	—	(2,490)	(2,490)
Receive	Global Blood Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	956,477	May 2023	GSI	—	(94,044)	(94,044)
Receive	Global Blood Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	20,700	May 2023	GSI	—	(2,035)	(2,035)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,898,917	May 2023	GSI	—	(370,809)	(370,809)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,181,765	May 2023	GSI	—	(492,815)	(492,815)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	386,423	May 2023	GSI	—	(36,750)	(36,750)
Receive	GlycoMimetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	6,052	May 2023	GSI	—	(979)	(979)
Receive	GMO Financial Gate, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	42,400,000	May 2023	GSI	—	(57,322)	(57,322)
Receive	GMO Payment Gateway, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	40,080,000	May 2023	GSI	—	(16,918)	(16,918)

59	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	GMO Payment Gateway, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	16,083,317	May 2023	GSI	—	$4,945	$4,945
Receive	Guangzhou Automobile Group Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	35,398	May 2023	GSI	—	426	426
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,864,865	May 2023	GSI	—	(136,507)	(136,507)
Receive	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,946,945	May 2023	GSI	—	(127,580)	(127,580)
Receive	Heritage Commerce Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	117,210	May 2023	GSI	—	1,628	1,628
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	29,572	May 2023	GSI	—	(1,766)	(1,766)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	34,650	May 2023	GSI	—	(2,070)	(2,070)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	50,805	May 2023	GSI	—	(3,035)	(3,035)
Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	695,065	May 2023	GSI	—	25,484	25,484
Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	74,478	May 2023	GSI	—	2,731	2,731
Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	144,244	May 2023	GSI	—	5,288	5,288
Receive	Humana, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	101,247	May 2023	GSI	—	(8,624)	(8,624)
Receive	Humana, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	191,584	May 2023	GSI	—	(16,319)	(16,319)
Receive	ICON PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	76,452	May 2023	GSI	—	(8,667)	(8,667)
Receive	ICON PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	144,161	May 2023	GSI	—	(16,342)	(16,342)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	60

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	IDEXX Laboratories, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	43,689	May 2023	GSI	—	$488	$488
Receive	IDEXX Laboratories, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	82,758	May 2023	GSI	—	924	924
Receive	IHS Markit, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,176,275	May 2023	GSI	—	(5,602)	(5,602)
Receive	IHS Markit, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	438,610	May 2023	GSI	—	(2,089)	(2,089)
Receive	ImmunoGen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	31,820	May 2023	GSI	—	2,361	2,361
Receive	ImmunoGen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	75,054	May 2023	GSI	—	5,568	5,568
Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	26,168	May 2023	GSI	—	(785)	(785)
Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	61,803	May 2023	GSI	—	(1,853)	(1,853)
Receive	Ingersoll Rand, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	621,647	May 2023	GSI	—	(38,454)	(38,454)
Receive	Ingersoll Rand, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	495,776	May 2023	GSI	—	(30,667)	(30,667)
Receive	Insulet Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,113,364	May 2023	GSI	—	(106,899)	(106,899)
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	1,040,452	May 2023	GSI	—	(24,657)	(24,657)
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	860,579	May 2023	GSI	—	(20,395)	(20,395)
Receive	Intermediate Capital Group PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	48,726	May 2023	GSI	—	(7,257)	(7,257)
Receive	Intermediate Capital Group PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	946,263	May 2023	GSI	—	(140,923)	(140,923)
Receive	Intuit, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	235,161	May 2023	GSI	—	(13,963)	(13,963)
Receive	Intuitive Surgical, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	84,295	May 2023	GSI	—	(7,589)	(7,589)

61	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Intuitive Surgical, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	158,328	May 2023	GSI	—	$(14,254)	$(14,254)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	43,813	May 2023	GSI	—	(3,336)	(3,336)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	281,934	May 2023	GSI	—	(21,466)	(21,466)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	254,101	May 2023	GSI	—	(19,347)	(19,347)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	783,260	May 2023	GSI	—	(59,636)	(59,636)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	110,416	May 2023	GSI	—	(8,407)	(8,407)
Receive	ITT, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	627,984	May 2023	GSI	—	(47,814)	(47,814)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	632,532	May 2023	GSI	—	(9,073)	(9,073)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	264,375	May 2023	GSI	—	(3,792)	(3,792)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	481,776	May 2023	GSI	—	(6,911)	(6,911)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	434,201	May 2023	GSI	—	(6,228)	(6,228)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,117,396	May 2023	GSI	—	(119,054)	(119,054)
Receive	KBC Group NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	150,859	May 2023	GSI	—	(8,868)	(8,868)
Receive	KBC Group NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	180,594	May 2023	GSI	—	(10,616)	(10,616)
Receive	Kodiak Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	42,120	May 2023	GSI	—	6,913	6,913
Receive	Kodiak Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	99,372	May 2023	GSI	—	16,311	16,311

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	62

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	108,327	May 2023	GSI	—	$(9,737)	$(9,737)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	2,161	May 2023	GSI	—	(194)	(194)
Receive	Lennar Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	488,496	May 2023	GSI	—	(75,178)	(75,178)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	26,049	May 2023	GSI	—	(132)	(132)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	94,899	May 2023	GSI	—	(480)	(480)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	133,978	May 2023	GSI	—	(677)	(677)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	102,344	May 2023	GSI	—	(517)	(517)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	113,509	May 2023	GSI	—	(574)	(574)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	53,962	May 2023	GSI	—	(273)	(273)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	371,128	May 2023	GSI	—	2,697	2,697
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	48,254	May 2023	GSI	—	351	351
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	172,300	May 2023	GSI	—	1,252	1,252
Receive	Masimo Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	29,069	May 2023	GSI	—	(1,542)	(1,542)
Receive	Masimo Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	54,829	May 2023	GSI	—	(2,908)	(2,908)
Receive	McDonald’s Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,215,493	May 2023	GSI	—	(77,338)	(77,338)
Receive	Medical Properties Trust, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	421,169	May 2023	GSI	—	(1,922)	(1,922)

63	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Mersana Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	51,956	May 2023	GSI	—	$2,189	$2,189
Receive	Mirati Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	86,202	May 2023	GSI	—	12,805	12,805
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	50,824	May 2023	GSI	—	(4,957)	(4,957)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	165,280	May 2023	GSI	—	(16,120)	(16,120)
Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	173,388	May 2023	GSI	—	(22,543)	(22,543)
Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	414,449	May 2023	GSI	—	(53,884)	(53,884)
Receive	Mylan NV	1-Month USD LIBOR + 0.20%	Monthly	USD	1,099,166	May 2023	GSI	—	(55,388)	(55,388)
Receive	Nexi SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	815,526	May 2023	GSI	—	(125,599)	(125,599)
Receive	Nexi SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	140,342	May 2023	GSI	—	(21,614)	(21,614)
Receive	Nexi SpA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	729,874	May 2023	GSI	—	(112,408)	(112,408)
Receive	NextCure, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,673	May 2023	GSI	—	(752)	(752)
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	10,110	May 2023	GSI	—	(890)	(890)
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	52,650	May 2023	GSI	—	(4,637)	(4,637)
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	77,226	May 2023	GSI	—	(6,801)	(6,801)
Receive	Novartis AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	807,719	May 2023	GSI	—	(71,132)	(71,132)
Receive	Nurix Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	105,589	May 2023	GSI	—	(5,172)	(5,172)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	64

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	NuVasive, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	32,821	May 2023	GSI	—	$(5,011)	$(5,011)
Receive	NuVasive, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	61,920	May 2023	GSI	—	(9,454)	(9,454)
Receive	Odonate Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	24,994	May 2023	GSI	—	(2,027)	(2,027)
Receive	Ollie’s Bargain Outlet Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,080,939	May 2023	GSI	—	(68,797)	(68,797)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	13,612,000	May 2023	GSI	—	(13,628)	(13,628)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	6,158,600	May 2023	GSI	—	(6,168)	(6,168)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	16,268,000	May 2023	GSI	—	(16,294)	(16,294)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	23,904,000	May 2023	GSI	—	(23,942)	(23,942)
Receive	Paycom Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	532,012	May 2023	GSI	—	(28,526)	(28,526)
Receive	Penumbra, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	35,926	May 2023	GSI	—	8,185	8,185
Receive	Penumbra, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,813	May 2023	GSI	—	15,449	15,449
Receive	Polaris, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	881,083	May 2023	GSI	—	(42,894)	(42,894)
Receive	Polaris, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	425,548	May 2023	GSI	—	(20,717)	(20,717)
Receive	Polaris, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	358,221	May 2023	GSI	—	(17,439)	(17,439)
Receive	Polaris, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	280,388	May 2023	GSI	—	(13,649)	(13,649)
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	96,771	May 2023	GSI	—	7,158	7,158

65	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	146,827	May 2023	GSI	—	$10,861	$10,861
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	90,603	May 2023	GSI	—	6,702	6,702
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	53,631	May 2023	GSI	—	3,967	3,967
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	404,255	May 2023	GSI	—	29,902	29,902
Receive	PPD, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	91,756	May 2023	GSI	—	(9,335)	(9,335)
Receive	PRA Health Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,779	May 2023	GSI	—	(7,916)	(7,916)
Receive	PRA Health Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,828	May 2023	GSI	—	(2,342)	(2,342)
Receive	Prudential PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	130,345	May 2023	GSI	—	(23,283)	(23,283)
Receive	R1 RCM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,724	May 2023	GSI	—	947	947
Receive	R1 RCM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,815	May 2023	GSI	—	4,316	4,316
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	159,534	May 2023	GSI	—	1,285	1,285
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	126,859	May 2023	GSI	—	(7,287)	(7,287)
Receive	RenaissanceRe Holdings, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	639,433	May 2023	GSI	—	(40,159)	(40,159)
Receive	Rexnord Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	993,707	May 2023	GSI	—	12,450	12,450
Receive	Rexnord Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	407,722	May 2023	GSI	—	5,108	5,108
Receive	Rexnord Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	204,780	May 2023	GSI	—	2,566	2,566

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	66

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Rexnord Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	327,730	May 2023	GSI	—	$4,106	$4,106

Receive	Rexnord Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	474,661	May 2023	GSI	—	5,947	5,947

Receive	Rhythm Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	19,548	May 2023	GSI	—	(984)	(984)

Receive	Roche Holding AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	92,115	May 2023	GSI	—	(4,024)	(4,024)

Receive	Sarepta Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	60,638	May 2023	GSI	—	(707)	(707)

Receive	Schneider Electric SE	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	545,899	May 2023	GSI	—	(21,232)	(21,232)

Receive	Schneider Electric SE	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	443,166	May 2023	GSI	—	(17,236)	(17,236)

Receive	Seagen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,594	May 2023	GSI	—	(12,714)	(12,714)

Receive	Seagen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	118,812	May 2023	GSI	—	(18,743)	(18,743)

Receive	Shenzhen Airport Company, Ltd., Class A	1-Month USD LIBOR + 0.75%	Monthly	USD	13,617	May 2023	GSI	—	(1,234)	(1,234)

Receive	South State Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	302,807	May 2023	GSI	—	23,260	23,260

Receive	South State Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	302,122	May 2023	GSI	—	23,207	23,207

Receive	Standard Chartered PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	546,424	May 2023	GSI	—	(53,613)	(53,613)

Receive	Standard Chartered PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	101,380	May 2023	GSI	—	(9,947)	(9,947)

Receive	Standard Chartered PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	60,234	May 2023	GSI	—	(5,910)	(5,910)

Receive	STERIS PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	42,672	May 2023	GSI	—	(2,099)	(2,099)

67	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	STERIS PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	80,685	May 2023	GSI	—	$(3,970)	$(3,970)

Receive	Syndax Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	25,980	May 2023	GSI	—	1,682	1,682

Receive	Syndax Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	61,296	May 2023	GSI	—	3,968	3,968

Receive	Synovus Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	170,745	May 2023	GSI	—	8,535	8,535

Receive	Synovus Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	304,672	May 2023	GSI	—	15,229	15,229

Receive	Tandem Diabetes Care, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,943	May 2023	GSI	—	(4,511)	(4,511)

Receive	Tandem Diabetes Care, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	128,064	May 2023	GSI	—	(8,503)	(8,503)

Receive	Tecan Group AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	93,808	May 2023	GSI	—	(5,053)	(5,053)

Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	39,798	May 2023	GSI	—	(4,797)	(4,797)

Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	174,388	May 2023	GSI	—	(21,018)	(21,018)

Receive	Tetra Tech, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	448,591	May 2023	GSI	—	(20,372)	(20,372)

Receive	Tetra Tech, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	598,262	May 2023	GSI	—	(27,169)	(27,169)

Receive	Tetra Tech, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,449,781	May 2023	GSI	—	(65,840)	(65,840)

Receive	The Boston Beer Company, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,304,278	May 2023	GSI	—	178,506	178,506

Receive	The Boston Beer Company, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	509,098	May 2023	GSI	—	69,676	69,676

Receive	The Charles Schwab Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	321,727	May 2023	GSI	—	16,249	16,249

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	68

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Third Point Reinsurance, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	171,083	May 2023	GSI	—	$(3,464)	$(3,464)

Receive	Third Point Reinsurance, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	83,370	May 2023	GSI	—	(1,688)	(1,688)

Receive	Third Point Reinsurance, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	41,677	May 2023	GSI	—	(844)	(844)

Receive	Third Point Reinsurance, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	46,020	May 2023	GSI	—	(932)	(932)

Receive	Thor Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	425,545	May 2023	GSI	—	(49,589)	(49,589)

Receive	Thor Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	430,258	May 2023	GSI	—	(50,139)	(50,139)

Receive	Trane Technologies PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	313,715	May 2023	GSI	—	9,767	9,767

Receive	TriNet Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,233,371	May 2023	GSI	—	(69,637)	(69,637)

Receive	TriNet Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,621	May 2023	GSI	—	(358)	(358)

Receive	Triumph Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	115,702	May 2023	GSI	—	(5,079)	(5,079)

Receive	Triumph Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	115,969	May 2023	GSI	—	(4,966)	(4,966)

Receive	Triumph Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	176,820	May 2023	GSI	—	(9,701)	(9,701)

Receive	Turning Point Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	116,520	May 2023	GSI	—	(17,335)	(17,335)

Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	53,384	May 2023	GSI	—	(5,058)	(5,058)

Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	62,512	May 2023	GSI	—	(5,922)	(5,922)

Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	91,739	May 2023	GSI	—	(8,691)	(8,691)

69	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	180,620	May 2023	GSI	—	$(17,112)	$(17,112)

Receive	UCB SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	663,010	May 2023	GSI	—	(62,812)	(62,812)

Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	178,199	May 2023	GSI	—	(10,084)	(10,084)

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	24,107	May 2023	GSI	—	975	975

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	69,811	May 2023	GSI	—	2,828	2,828

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,458	May 2023	GSI	—	3,259	3,259

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	53,516	May 2023	GSI	—	2,163	2,163

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	71,888	May 2023	GSI	—	2,908	2,908

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	10,257	May 2023	GSI	—	415	415

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,684	May 2023	GSI	—	675	675

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,953	May 2023	GSI	—	605	605

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,831	May 2023	GSI	—	721	721

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	16,252	May 2023	GSI	—	657	657

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	18,935	May 2023	GSI	—	766	766

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	45,444	May 2023	GSI	—	1,844	1,844

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	235,616	May 2023	GSI	—	9,559	9,559

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	70

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	32,460	May 2023	GSI	—	$1,317	$1,317

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	17,312	May 2023	GSI	—	702	702

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	58,428	May 2023	GSI	—	2,370	2,370

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	22,354	May 2023	GSI	—	907	907

Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	52,737	May 2023	GSI	—	2,140	2,140

Receive	Veracyte, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	48,697	May 2023	GSI	—	(7,595)	(7,595)

Receive	Veracyte, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	91,892	May 2023	GSI	—	(14,332)	(14,332)

Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	45,268	May 2023	GSI	—	(1,308)	(1,308)

Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	117,997	May 2023	GSI	—	(3,410)	(3,410)

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	324,109	May 2023	GSI	—	24,783	24,783

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	642,936	May 2023	GSI	—	49,162	49,162

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	133,141	May 2023	GSI	—	10,181	10,181

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	243,129	May 2023	GSI	—	18,591	18,591

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	288,179	May 2023	GSI	—	(6,220)	(6,220)

Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	381,293	May 2023	GSI	—	(2,706)	(2,706)

Receive	Wintrust Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	405,654	May 2023	GSI	—	3,703	3,703

71	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Worldline SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	1,378,168	May 2023	GSI	—	$(171,635)	$(171,635)

Receive	Zhejiang HangKe Technology, Inc.	1-Month USD LIBOR + 0.75%	Monthly	USD	16,880	May 2023	GSI	—	(1,472)	(1,472)

Receive	Abbott Laboratories	1-Month USD LIBOR + 0.20%	Monthly	USD	1,377,301	May 2023	JPM	—	(39,534)	(39,534)

Receive	Acadia Healthcare Company, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	637,664	May 2023	JPM	—	75,320	75,320

Receive	Acadia Healthcare Company, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	95,034	May 2023	JPM	—	11,215	11,215

Receive	Adobe, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	346,367	May 2023	JPM	—	(28,114)	(28,114)

Receive	Advanced Micro Devices, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	433,335	May 2023	JPM	—	(54,731)	(54,731)

Receive	Advanced Micro Devices, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	844,959	May 2023	JPM	—	(106,720)	(106,720)

Receive	Advanced Micro Devices, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	595,813	May 2023	JPM	—	(75,252)	(75,252)

Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.20%	Monthly	USD	93,968	May 2023	JPM	—	(7,596)	(7,596)

Receive	Agilent Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,357,781	May 2023	JPM	—	(11,522)	(11,522)

Receive	Agios Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	118,865	May 2023	JPM	—	12,133	12,133

Receive	Agios Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	566,515	May 2023	JPM	—	57,825	57,825

Receive	Agios Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,831	May 2023	JPM	—	1,514	1,514

Receive	AIA Group, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	3,835,592	May 2023	JPM	—	(40,794)	(40,794)

Receive	ALD SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	471	May 2023	JPM	—	44	44

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	72

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	ALD SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	34,974	May 2023	JPM	—	$3,232	$3,232

Receive	ALD SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	140,711	May 2023	JPM	—	13,003	13,003

Receive	Alibaba Group Holding, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	800,814	May 2023	JPM	—	45,420	45,420

Receive	Alibaba Group Holding, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	915,834	May 2023	JPM	—	51,944	51,944

Receive	Alibaba Group Holding, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	355,725	May 2023	JPM	—	20,176	20,176

Receive	Align Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	505,465	May 2023	JPM	—	168,442	168,442

Receive	Align Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	732,636	May 2023	JPM	—	244,189	244,189

Receive	Allscripts Healthcare Solutions, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	122,253	May 2023	JPM	—	26,365	26,365

Receive	Allscripts Healthcare Solutions, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	27,017	May 2023	JPM	—	5,827	5,827

Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,000,248	May 2023	JPM	—	(134,185)	(134,185)

Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,292,455	May 2023	JPM	—	205,494	205,494

Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	599,322	May 2023	JPM	—	22,777	22,777

Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.20%	Monthly	USD	2,533,664	May 2023	JPM	—	229,543	229,543

Receive	Amazon.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	5,816,146	May 2023	JPM	—	(297,837)	(297,837)

Receive	Amazon.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,596,185	May 2023	JPM	—	(179,409)	(179,409)

Receive	Amedisys, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	320,880	May 2023	JPM	—	25,325	25,325

73	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Amedisys, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,095,120	May 2023	JPM	—	$86,430	$86,430

Receive	American International Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	52,639	May 2023	JPM	—	4,408	4,408

Receive	American Tower Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	392,248	May 2023	JPM	—	(20,310)	(20,310)

Receive	American Tower Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	195,637	May 2023	JPM	—	(10,106)	(10,106)

Receive	Amgen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,809,966	May 2023	JPM	—	(429,515)	(429,515)

Receive	Amgen, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	212,744	May 2023	JPM	—	(32,517)	(32,517)

Receive	Amneal Pharmaceuticals, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	20,650	May 2023	JPM	—	145	145

Receive	Amneal Pharmaceuticals, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	51,951	May 2023	JPM	—	364	364

Receive	Amneal Pharmaceuticals, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	33,209	May 2023	JPM	—	232	232

Receive	Anthem, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,614,475	May 2023	JPM	—	(68,193)	(68,193)

Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	49,087	May 2023	JPM	—	5,932	5,932

Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	203,983	May 2023	JPM	—	192	192

Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	506,747	May 2023	JPM	—	477	477

Receive	Ares Management Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	661,297	May 2023	JPM	—	622	622

Receive	ASML Holding NV, NYRS	1-Month USD LIBOR + 0.20%	Monthly	USD	1,295,353	May 2023	JPM	—	(71,166)	(71,166)

Receive	ASML Holding NV, NYRS	1-Month USD LIBOR + 0.20%	Monthly	USD	592,653	May 2023	JPM	—	(32,560)	(32,560)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	74

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ASML Holding NV, NYRS	1-Month USD LIBOR + 0.20%	Monthly	USD	202,900	May 2023	JPM	—	$(11,147)	$(11,147)
Receive	Assured Guaranty, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	108,132	May 2023	JPM	—	(8,210)	(8,210)
Receive	Astellas Pharma, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	7,946,394	May 2023	JPM	—	(3,728)	(3,728)
Receive	Astellas Pharma, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	27,863,685	May 2023	JPM	—	(13,069)	(13,069)
Receive	Astellas Pharma, Inc.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	43,563,321	May 2023	JPM	—	(20,433)	(20,433)
Receive	Atlassian Corp. PLC, Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,141,488	May 2023	JPM	—	54,149	54,149
Receive	Australia & New Zealand Banking Group, Ltd.	1-Month AUD BBSW + 0.30%	Monthly	AUD	93,948	May 2023	JPM	—	3,730	3,730
Receive	Australia & New Zealand Banking Group, Ltd.	1-Month AUD BBSW + 0.30%	Monthly	AUD	372,625	May 2023	JPM	—	14,793	14,793
Receive	AXA SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	153,890	May 2023	JPM	—	(23,906)	(23,906)
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	169,213	May 2023	JPM	—	(6,364)	(6,364)
Receive	Bank of America Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	437,117	May 2023	JPM	—	(10,750)	(10,750)
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	4,109	May 2023	JPM	—	(141)	(141)
Receive	Baxter International, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	574,464	May 2023	JPM	—	(21,529)	(21,529)
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	1,593,633	May 2023	JPM	—	(47,298)	(47,298)
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	826,108	May 2023	JPM	—	(24,518)	(24,518)
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	244,570	May 2023	JPM	—	(7,258)	(7,258)

75	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Becton, Dickinson and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	693,226	May 2023	JPM	—	$(20,575)	$(20,575)
Receive	Biohaven Pharmaceutical Holding Company, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	421,852	May 2023	JPM	—	52,721	52,721
Receive	Biohaven Pharmaceutical Holding Company, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	757,240	May 2023	JPM	—	94,636	94,636
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	402,995	May 2023	JPM	—	(51,140)	(51,140)
Receive	Boston Scientific Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	173,285	May 2023	JPM	—	(21,148)	(21,148)
Receive	Brenntag AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	1,021,409	May 2023	JPM	—	(7,317)	(7,317)
Receive	Brenntag AG	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	116,641	May 2023	JPM	—	(836)	(836)
Receive	Ceridian HCM Holding, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	415,658	May 2023	JPM	—	(9,662)	(9,662)
Receive	Charter Communications, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	535,713	May 2023	JPM	—	(25,615)	(25,615)
Receive	Charter Communications, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	698,012	May 2023	JPM	—	(33,376)	(33,376)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	608,721	May 2023	JPM	—	4,060	4,060
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	363,800	May 2023	JPM	—	2,427	2,427
Receive	ConvaTec Group PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	25,593	May 2023	JPM	—	1,224	1,224
Receive	Credicorp, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	198,392	May 2023	JPM	—	(15,181)	(15,181)
Receive	Credicorp, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	106,893	May 2023	JPM	—	(8,180)	(8,180)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	76

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Credit Agricole SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	671,336	May 2023	JPM	—	$(62,478)	$(62,478)

Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	286,315	May 2023	JPM	—	(56,906)	(56,906)

Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	11,578,230	May 2023	JPM	—	(12,249)	(12,249)

Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	19,049,850	May 2023	JPM	—	(20,153)	(20,153)

Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	33,353,460	May 2023	JPM	—	(35,283)	(35,283)

Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY LIBOR + 0.20%	Monthly	JPY	33,353,460	May 2023	JPM	—	(35,282)	(35,282)

Receive	DexCom, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,920,965	May 2023	JPM	—	(316,496)	(316,496)

Receive	DNB ASA	1-Month NOK NIBOR + 0.20%	Monthly	NOK	2,158,270	May 2023	JPM	—	(5,136)	(5,136)

Receive	Edenred	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	639,626	May 2023	JPM	—	15,963	15,963

Receive	Edenred	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	156,526	May 2023	JPM	—	3,906	3,906

Receive	Edwards Lifesciences Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	395,460	May 2023	JPM	—	(41,837)	(41,837)

Receive	Electronic Arts, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	604,580	May 2023	JPM	—	(50,509)	(50,509)

Receive	Electronic Arts, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	289,311	May 2023	JPM	—	(16,987)	(16,987)

Receive	Eli Lilly and Company	1-Month USD LIBOR + 0.20%	Monthly	USD	933,377	May 2023	JPM	—	(23,810)	(23,810)

Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	30,221	May 2023	JPM	—	(2,082)	(2,082)

Receive	Encompass Health Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	213,798	May 2023	JPM	—	(14,730)	(14,730)

77	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Engie SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	7,597	May 2023	JPM	—	$(865)	$(865)

Receive	Engie SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	13,513	May 2023	JPM	—	(1,538)	(1,538)

Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,424,723	May 2023	JPM	—	(14,698)	(14,698)

Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	386,389	May 2023	JPM	—	(2,342)	(2,342)

Receive	Facebook, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	344,574	May 2023	JPM	—	(2,089)	(2,089)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	808,205	May 2023	JPM	—	(116,677)	(116,677)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	348,931	May 2023	JPM	—	(50,313)	(50,313)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	771,958	May 2023	JPM	—	(111,445)	(111,445)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	321,273	May 2023	JPM	—	(46,382)	(46,382)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	153,867	May 2023	JPM	—	(22,213)	(22,213)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	253,729	May 2023	JPM	—	(36,629)	(36,629)

Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	141,494	May 2023	JPM	—	(20,427)	(20,427)

Receive	First Busey Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,958	May 2023	JPM	—	3,034	3,034

Receive	First Busey Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	69,160	May 2023	JPM	—	1,834	1,834

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	78

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	First Busey Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	47,419	May 2023	JPM	—	$851	$851

Receive	First Busey Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	35,368	May 2023	JPM	—	139	139

Receive	First Busey Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	107,640	May 2023	JPM	—	(2,926)	(2,926)

Receive	FirstRand, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	2,354,245	May 2023	JPM	—	(12,074)	(12,074)

Receive	FirstRand, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	8,073,210	May 2023	JPM	—	(41,408)	(41,408)

Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	160,076	May 2023	JPM	—	(12,106)	(12,106)

Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	277,864	May 2023	JPM	—	(21,014)	(21,014)

Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	455,620	May 2023	JPM	—	(34,456)	(34,456)

Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	162,227	May 2023	JPM	—	(12,268)	(12,268)

Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	225,063	May 2023	JPM	—	(17,020)	(17,020)

Receive	Galapagos NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	9,001	May 2023	JPM	—	(1,862)	(1,862)

Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	799,310	May 2023	JPM	—	(13,469)	(13,469)

Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	322,110	May 2023	JPM	—	(5,428)	(5,428)

Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	225,769	May 2023	JPM	—	(24,074)	(24,074)

Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	331,328	May 2023	JPM	—	(35,331)	(35,331)

Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	602,463	May 2023	JPM	—	(64,244)	(64,244)

Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	160,457	May 2023	JPM	—	(17,110)	(17,110)

79	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	158,362	May 2023	JPM	—	$(14,834)	$(14,834)

Receive	GlycoMimetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	40,613	May 2023	JPM	—	(5,848)	(5,848)

Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	35,461	May 2023	JPM	—	(2,944)	(2,944)

Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	169,752	May 2023	JPM	—	(14,091)	(14,091)

Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	679,009	May 2023	JPM	—	(56,365)	(56,365)

Receive	GoDaddy, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,115,118	May 2023	JPM	—	(174,739)	(174,739)

Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	806,301	May 2023	JPM	—	21,959	21,959

Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	462,807	May 2023	JPM	—	12,607	12,607

Receive	Hamilton Lane, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	572,559	May 2023	JPM	—	(11,781)	(11,781)

Receive	HCA Healthcare, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	813,432	May 2023	JPM	—	(39,129)	(39,129)

Receive	Health Catalyst, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	740,206	May 2023	JPM	—	(31,236)	(31,236)

Receive	Health Catalyst, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	42,540	May 2023	JPM	—	(1,795)	(1,795)

Receive	Health Catalyst, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,294	May 2023	JPM	—	(3,388)	(3,388)

Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	408,690	May 2023	JPM	—	5,438	5,438

Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	81,684	May 2023	JPM	—	1,087	1,087

Receive	Hologic, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	327,006	May 2023	JPM	—	4,352	4,352

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	80

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	HubSpot, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	370,007	May 2023	JPM	—	$615	$615

Receive	Humana, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,429,180	May 2023	JPM	—	(118,082)	(118,082)

Receive	Humana, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	681,883	May 2023	JPM	—	(33,214)	(33,214)

Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	21,118	May 2023	JPM	—	(2,076)	(2,076)

Receive	IDEXX Laboratories, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	863,999	May 2023	JPM	—	71,247	71,247

Receive	IDEXX Laboratories, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	155,771	May 2023	JPM	—	12,845	12,845

Receive	II-VI, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	66,674	May 2023	JPM	—	3,879	3,879

Receive	II-VI, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	820,880	May 2023	JPM	—	47,764	47,764

Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	970,811	May 2023	JPM	—	(59,768)	(59,768)

Receive	Incyte Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	278,469	May 2023	JPM	—	(17,150)	(17,150)

Receive	Ingersoll Rand, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,031,487	May 2023	JPM	—	(55,302)	(55,302)

Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	3,748	May 2023	JPM	—	(129)	(129)

Receive	Integra LifeSciences Holdings Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	906,971	May 2023	JPM	—	(81,992)	(81,992)

Receive	Intuitive Surgical, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	593,053	May 2023	JPM	—	(34,182)	(34,182)

Receive	Kasikornbank PCL, NVDR	1-Month USD LIBOR + 1.00%	Monthly	USD	44,408	May 2023	JPM	—	1,003	1,003

Receive	KB Financial Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	6,511	May 2023	JPM	—	377	377

81	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	KBC Group NV	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	54,920	May 2023	JPM	—	$(1,303)	$(1,303)

Receive	Laboratory Corp. of America Holdings	1-Month USD LIBOR + 0.20%	Monthly	USD	798,689	May 2023	JPM	—	27,565	27,565

Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	237,215	May 2023	JPM	—	(18,069)	(18,069)

Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	101,586	May 2023	JPM	—	(7,738)	(7,738)

Receive	Lennar Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,951,150	May 2023	JPM	—	(294,987)	(294,987)

Receive	LiveRamp Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	439,655	May 2023	JPM	—	86,248	86,248

Receive	LPL Financial Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	267,542	May 2023	JPM	—	1,518	1,518

Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	291,644	May 2023	JPM	—	20,174	20,174

Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	863,929	May 2023	JPM	—	20,470	20,470

Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	258,437	May 2023	JPM	—	6,124	6,124

Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	352,985	May 2023	JPM	—	8,364	8,364

Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	338,386	May 2023	JPM	—	8,017	8,017

Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	237,566	May 2023	JPM	—	5,631	5,631

Receive	McDonald’s Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,684,581	May 2023	JPM	—	(155,856)	(155,856)

Receive	Medical Properties Trust, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,382,697	May 2023	JPM	—	(45,440)	(45,440)

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	56,460	May 2023	JPM	—	3,601	3,601

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	82

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	38,521	May 2023	JPM	—	$2,072	$2,072

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	63,294	May 2023	JPM	—	4,896	4,896

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	74,953	May 2023	JPM	—	6,209	6,209

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	75,373	May 2023	JPM	—	5,779	5,779

Receive	Meridian Bancorp, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	88,535	May 2023	JPM	—	4,595	4,595

Receive	Micron Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	747,584	May 2023	JPM	—	(25,277)	(25,277)

Receive	Mimecast, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	643,983	May 2023	JPM	—	(135,442)	(135,442)

Receive	Mimecast, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	586,136	May 2023	JPM	—	(124,809)	(124,809)

Receive	Molecular Partners AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	547,995	May 2023	JPM	—	25,243	25,243

Receive	Molecular Partners AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	19,911	May 2023	JPM	—	—	—

Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	202,327	May 2023	JPM	—	(14,984)	(14,984)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	4,830,807	May 2023	JPM	—	(2,419)	(2,419)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	1,055,438	May 2023	JPM	—	(528)	(528)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	1,630,887	May 2023	JPM	—	(817)	(817)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	1,667,925	May 2023	JPM	—	(835)	(835)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	2,766,082	May 2023	JPM	—	(1,385)	(1,385)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	1,653,560	May 2023	JPM	—	(828)	(828)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	1,809,298	May 2023	JPM	—	(2,611)	(2,611)

Receive	Moneta Money Bank AS	Fixed 0.75%	Monthly	CZK	6,435,307	May 2023	JPM	—	(11,071)	(11,071)

83	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	813,665	May 2023	JPM	—	$(239,974)	$(239,974)

Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	366,245	May 2023	JPM	—	(108,017)	(108,017)

Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	109,876	May 2023	JPM	—	(32,406)	(32,406)

Receive	Multiplan Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,237	May 2023	JPM	—	(21,600)	(21,600)

Receive	NanoString Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	385,907	May 2023	JPM	—	(66,227)	(66,227)

Receive	NeoGenomics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	472,600	May 2023	JPM	—	(22,004)	(22,004)

Receive	NeoGenomics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	468,787	May 2023	JPM	—	(18,270)	(18,270)

Receive	Orchard Therapeutics PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	4,273	May 2023	JPM	—	(12)	(12)

Receive	Paylocity Holding Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,661,540	May 2023	JPM	—	(29,621)	(29,621)

Receive	PayPal Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,809,443	May 2023	JPM	—	(153,678)	(153,678)

Receive	Penumbra, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	676,780	May 2023	JPM	—	252,845	252,845

Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,456,403	May 2023	JPM	—	(50,530)	(50,530)

Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,446,958	May 2023	JPM	—	(50,389)	(50,389)

Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	396,202	May 2023	JPM	—	(13,746)	(13,746)

Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	396,128	May 2023	JPM	—	(13,744)	(13,744)

Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	826,324	May 2023	JPM	—	(28,670)	(28,670)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	84

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	675,612	May 2023	JPM	—	$(23,509)	$(23,509)
Receive	Pfizer, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	294,000	May 2023	JPM	—	(10,232)	(10,232)
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	403,968	May 2023	JPM	—	28,063	28,063
Receive	PRA Health Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	529,583	May 2023	JPM	—	(56,641)	(56,641)
Receive	Quest Diagnostics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	736,881	May 2023	JPM	—	46,502	46,502
Receive	Quidel Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,140,865	May 2023	JPM	—	75,015	75,015
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,303	May 2023	JPM	—	2,146	2,146
Receive	Rapid7, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	403,229	May 2023	JPM	—	(23,605)	(23,605)
Receive	Regeneron Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	611,131	May 2023	JPM	—	(62,284)	(62,284)
Receive	Repay Holdings Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	160,969	May 2023	JPM	—	(7,961)	(7,961)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	57,453	May 2023	JPM	—	477	477
Receive	Rigel Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	520,985	May 2023	JPM	—	(8,341)	(8,341)
Receive	Roche Holding AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	57,065	May 2023	JPM	—	(4,695)	(4,695)
Receive	Roche Holding AG	1-Month CHF LIBOR + 0.20%	Monthly	CHF	204,351	May 2023	JPM	—	(16,812)	(16,812)
Receive	salesforce.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	275,174	May 2023	JPM	—	(21,136)	(21,136)
Receive	SCOR SE	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	631,296	May 2023	JPM	—	(106,154)	(106,154)

85	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Snap, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	335,960	May 2023	JPM	—	$144,477	$144,477
Receive	Snap, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	660,134	May 2023	JPM	—	283,883	283,883
Receive	Snap, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	367,852	May 2023	JPM	—	158,191	158,191
Receive	Snap, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	545,925	May 2023	JPM	—	234,770	234,770
Receive	Splunk, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	292,075	May 2023	JPM	—	5,904	5,904
Receive	Square, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,329,581	May 2023	JPM	—	(191,691)	(191,691)
Receive	Standard Chartered PLC	1-Month GBP LIBOR + 0.20%	Monthly	GBP	59,840	May 2023	JPM	—	(2,322)	(2,322)
Receive	StepStone Group, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	823,395	May 2023	JPM	—	3,984	3,984
Receive	StoneCo, Ltd., Class A	1-Month USD LIBO + 0.20%	Monthly	USD	287,899	May 2023	JPM	—	(9,401)	(9,401)
Receive	StoneCo, Ltd., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	788,816	May 2023	JPM	—	(25,759)	(25,759)
Receive	StoneCo, Ltd., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	437,006	May 2023	JPM	—	(14,271)	(14,271)
Receive	StoneCo, Ltd., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	442,817	May 2023	JPM	—	(14,460)	(14,460)
Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	384,088	May 2023	JPM	—	(23,944)	(23,944)
Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	896,770	May 2023	JPM	—	(55,906)	(55,906)
Receive	The Blackstone Group, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	282,688	May 2023	JPM	—	(20,219)	(20,219)
Receive	The Blackstone Group, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	784,545	May 2023	JPM	—	(56,114)	(56,114)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	86

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	The TJX Companies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	233,301	May 2023	JPM	—	$(27,312)	$(27,312)
Receive	The TJX Companies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	820,810	May 2023	JPM	—	(96,093)	(96,093)
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,454,836	May 2023	JPM	—	173,315	173,315
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	562,887	May 2023	JPM	—	28,178	28,178
Receive	Thermo Fisher Scientific, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	978,405	May 2023	JPM	—	48,981	48,981
Receive	Thor Industries, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,166,902	May 2023	JPM	—	(206,373)	(206,373)
Receive	T-Mobile US, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	159,342	May 2023	JPM	—	(7,298)	(7,298)
Receive	T-Mobile US, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	46,609	May 2023	JPM	—	(2,134)	(2,134)
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	42,832	May 2023	JPM	—	5,371	5,371
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	14,265	May 2023	JPM	—	1,789	1,789
Receive	TransUnion	1-Month USD LIBOR + 0.20%	Monthly	USD	2,126,536	May 2023	JPM	—	(187,729)	(187,729)
Receive	Tricida, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	42,835	May 2023	JPM	—	(17,352)	(17,352)
Receive	Twitter, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	766,800	May 2023	JPM	—	(96,619)	(96,619)
Receive	Twitter, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	255,427	May 2023	JPM	—	(32,184)	(32,184)
Receive	Twitter, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	468,843	May 2023	JPM	—	(46,265)	(46,265)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,169,147	May 2023	JPM	—	(89,229)	(89,229)

87	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	830,372	May 2023	JPM	—	$(34,177)	$(34,177)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	341,375	May 2023	JPM	—	(14,042)	(14,042)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,022,852	May 2023	JPM	—	(42,073)	(42,073)
Receive	UnitedHealth Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	229,653	May 2023	JPM	—	(15,471)	(15,471)
Receive	UroGen Pharma, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	67,199	May 2023	JPM	—	7,774	7,774
Receive	VeriSign, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	308,227	May 2023	JPM	—	(19,391)	(19,391)
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	585,032	May 2023	JPM	—	(131,991)	(131,991)
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	322,776	May 2023	JPM	—	(72,830)	(72,830)
Receive	Vertex Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,279,000	May 2023	JPM	—	(288,589)	(288,589)
Receive	Vietnam Technological and Commercial Joint Stock Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	72,240	May 2023	JPM	—	(3,886)	(3,886)
Receive	Vietnam Technological and Commercial Joint Stock Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	48,616	May 2023	JPM	—	(2,654)	(2,654)
Receive	Vietnam Technological and Commercial Joint Stock Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	19,446	May 2023	JPM	—	(1,046)	(1,046)
Receive	Vietnam Technological and Commercial Joint Stock Bank	1-Month USD LIBOR + 1.25%	Monthly	USD	185,664	May 2023	JPM	—	(9,988)	(9,988)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	88

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Voya Financial, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	718,550	May 2023	JPM	—	$(19,913)	$(19,913)
Receive	WaVe Life Sciences, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	113,302	May 2023	JPM	—	(19,202)	(19,202)
Receive	WaVe Life Sciences, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	132,696	May 2023	JPM	—	(22,472)	(22,472)
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	301,027	May 2023	JPM	—	58,701	58,701
Receive	WEX, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,672,045	May 2023	JPM	—	(234,969)	(234,969)
Receive	Wintrust Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	22,740	May 2023	JPM	—	1,918	1,918
Receive	Wintrust Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	802,949	May 2023	JPM	—	67,737	67,737
Receive	Wintrust Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	476,731	May 2023	JPM	—	40,216	40,216
Receive	Wintrust Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	162,315	May 2023	JPM	—	13,693	13,693
Receive	Wolverine World Wide, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	797,145	May 2023	JPM	—	(24,322)	(24,322)
Receive	Workday, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	368,142	May 2023	JPM	—	(19,852)	(19,852)
Receive	Workday, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	284,211	May 2023	JPM	—	(15,325)	(15,325)
Receive	Worldline SA	1-Month EUR EURIBOR + 0.20%	Monthly	EUR	117,700	May 2023	JPM	—	(14,932)	(14,932)
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	26,178	May 2023	JPM	—	(6,543)	(6,543)
Receive	Zscaler, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	893,366	May 2023	JPM	—	(58,992)	(58,992)
Receive	2U, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,525	May 2023	MSI	—	18	18

89	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	2U, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	568,755	May 2023	MSI	—	$3,969	$3,969
Receive	2U, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	153,715	May 2023	MSI	—	1,073	1,073
Receive	2U, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	603,808	May 2023	MSI	—	4,214	4,214
Receive	Abbott Laboratories	1-Month USD LIBOR + 0.50%	Monthly	USD	2,023,519	May 2023	MSI	—	(34,727)	(34,727)
Receive	Abbott Laboratories	1-Month USD LIBOR + 0.20%	Monthly	USD	553,557	May 2023	MSI	—	(9,612)	(9,612)
Receive	Adobe, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	627,941	May 2023	MSI	—	(67,802)	(67,802)
Receive	Advanced Micro Devices, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	319,552	May 2023	MSI	—	(30,178)	(30,178)
Receive	AerCap Holdings NV	1-Month USD LIBOR + 0.50%	Monthly	USD	855,199	May 2023	MSI	—	(58,605)	(58,605)
Receive	Aerie Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	303,118	May 2023	MSI	—	(23,287)	(23,287)
Receive	Alibaba Group Holding, Ltd., ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	1,117,285	May 2023	MSI	—	19,376	19,376
Receive	Align Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	409,054	May 2023	MSI	—	108,581	108,581
Receive	Align Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	630,246	May 2023	MSI	—	167,298	167,298
Receive	Alleghany Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	137,957	May 2023	MSI	—	(148)	(148)
Receive	Allscripts Healthcare Solutions, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	413,034	May 2023	MSI	—	(43,675)	(43,675)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	41,167	May 2023	MSI	—	(6,004)	(6,004)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	621,821	May 2023	MSI	—	(90,685)	(90,685)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	90

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,034,388	May 2023	MSI	—	$40,198	$40,198
Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	642,409	May 2023	MSI	—	24,964	24,964
Receive	Alphabet, Inc., Class C	1-Month USD LIBOR + 0.20%	Monthly	USD	314,944	May 2023	MSI	—	12,461	12,461
Receive	American International Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	828,454	May 2023	MSI	—	42,113	42,113
Receive	American Tower Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,036,270	May 2023	MSI	—	(38,347)	(38,347)
Receive	Anthem, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	32,734	May 2023	MSI	—	(2,461)	(2,461)
Receive	Archer Daniels Midland Company	1-Month USD LIBOR + 0.20%	Monthly	USD	904,413	May 2023	MSI	—	(67,122)	(67,122)
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	44,700	May 2023	MSI	—	2,263	2,263
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	20,474	May 2023	MSI	—	1,037	1,037
Receive	Arena Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	79,041	May 2023	MSI	—	4,009	4,009
Receive	ASM Pacific Technology, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	53,950	May 2023	MSI	—	(421)	(421)
Receive	ASML Holding NV, NYRS	1-Month USD LIBOR + 0.20%	Monthly	USD	223,051	May 2023	MSI	—	(14,661)	(14,661)
Receive	Assured Guaranty, Ltd.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,066,996	May 2023	MSI	—	(63,177)	(63,177)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	511,560	May 2023	MSI	—	(29,040)	(29,040)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	111,000	May 2023	MSI	—	(6,301)	(6,301)
Receive	AstraZeneca PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	1,611,495	May 2023	MSI	—	(91,567)	(91,567)

91	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Atreca, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	438,139	May 2023	MSI	—	$(39,452)	$(39,452)
Receive	AXA SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	152,943	May 2023	MSI	—	(16,279)	(16,279)
Receive	AXA SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	66,842	May 2023	MSI	—	(7,114)	(7,114)
Receive	Banc of California, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	751,641	May 2023	MSI	—	66,666	66,666
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD LIBOR + 0.75%	Monthly	USD	13,313	May 2023	MSI	—	257	257
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	472,262	May 2023	MSI	—	(6,918)	(6,918)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	150,732	May 2023	MSI	—	(2,210)	(2,210)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	50,657	May 2023	MSI	—	(742)	(742)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	232,490	May 2023	MSI	—	(3,406)	(3,406)
Receive	BAWAG Group AG	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	262,382	May 2023	MSI	—	(3,844)	(3,844)
Receive	Beazley PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	211,501	May 2023	MSI	—	(34,995)	(34,995)
Receive	BioNTech SE, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	2,518,439	May 2023	MSI	—	(140,197)	(140,197)
Receive	BioNTech SE, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	54,590	May 2023	MSI	—	(3,039)	(3,039)
Receive	BioNTech SE, ADR	1-Month USD LIBOR + 0.20%	Monthly	USD	194,950	May 2023	MSI	—	(10,852)	(10,852)
Receive	Bio-Techne Corp.	1-Month USD LIBOR + 0.25%	Monthly	USD	321,328	May 2023	MSI	—	(15,961)	(15,961)
Receive	Black Diamond Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	3,448	May 2023	MSI	—	(140)	(140)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	92

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Bloomberry Resorts Corp.	1-Month USD LIBOR + 0.75%	Monthly	USD	19,331	May 2023	MSI	—	$(232)	$(232)
Receive	Bloomberry Resorts Corp.	1-Month USD LIBOR + 0.75%	Monthly	USD	363,190	May 2023	MSI	—	(4,360)	(4,360)
Receive	Bloomberry Resorts Corp.	1-Month USD LIBOR + 0.75%	Monthly	USD	44,855	May 2023	MSI	—	(539)	(539)
Receive	Bloomberry Resorts Corp.	1-Month USD LIBOR + 0.75%	Monthly	USD	112,136	May 2023	MSI	—	(1,346)	(1,346)
Receive	Bloomberry Resorts Corp.	1-Month USD LIBOR + 0.75%	Monthly	USD	146,085	May 2023	MSI	—	(1,754)	(1,754)
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,032,897	May 2023	MSI	—	19,832	19,832
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	702,310	May 2023	MSI	—	13,479	13,479
Receive	Blueprint Medicines Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	37,624	May 2023	MSI	—	726	726
Receive	Booking Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	354,039	May 2023	MSI	—	(16,603)	(16,603)
Receive	Cellnex Telecom SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	362,525	May 2023	MSI	—	22,596	22,596
Receive	Cellnex Telecom SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	95,222	May 2023	MSI	—	5,935	5,935
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	82,463	May 2023	MSI	—	(10,429)	(10,429)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	123,820	May 2023	MSI	—	(15,659)	(15,659)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	124,533	May 2023	MSI	—	(16,371)	(16,371)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	126,902	May 2023	MSI	—	(18,736)	(18,736)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	50,727	May 2023	MSI	—	(7,400)	(7,400)

93	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	76,524	May 2023	MSI	—	$(11,680)	$(11,680)
Receive	Chegg, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	256,962	May 2023	MSI	—	(40,754)	(40,754)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	430,967	May 2023	MSI	—	(13,499)	(13,499)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	841,882	May 2023	MSI	—	(26,373)	(26,373)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	495,546	May 2023	MSI	—	(15,523)	(15,523)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	156,590	May 2023	MSI	—	(4,623)	(4,623)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	126,047	May 2023	MSI	—	(3,502)	(3,502)
Receive	Cognizant Technology Solutions Corp., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	24,007	May 2023	MSI	—	(798)	(798)
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	64,187	May 2023	MSI	—	(3,255)	(3,255)
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	110,159	May 2023	MSI	—	(5,574)	(5,574)
Receive	CoStar Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	111,026	May 2023	MSI	—	(5,618)	(5,618)
Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	24,703	May 2023	MSI	—	(4,359)	(4,359)
Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	260,424	May 2023	MSI	—	(45,955)	(45,955)
Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	86,249	May 2023	MSI	—	(15,220)	(15,220)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	94

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	CTT-Correios de Portugal SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	86,246	May 2023	MSI	—	$(15,219)	$(15,219)
Receive	Cytokinetics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	229,768	May 2023	MSI	—	(12,204)	(12,204)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	23,622,144	May 2023	MSI	—	(17,970)	(17,970)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	7,162,220	May 2023	MSI	—	(5,449)	(5,449)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	1,819,116	May 2023	MSI	—	(1,384)	(1,384)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	6,177,964	May 2023	MSI	—	(4,700)	(4,700)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	4,578,548	May 2023	MSI	—	(3,483)	(3,483)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	2,715,492	May 2023	MSI	—	(2,066)	(2,066)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	3,664,596	May 2023	MSI	—	(2,788)	(2,788)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	4,279,756	May 2023	MSI	—	(3,256)	(3,256)
Receive	Eisai Company, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	3,664,596	May 2023	MSI	—	(2,788)	(2,788)
Receive	Electronic Arts, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	481,361	May 2023	MSI	—	(42,244)	(42,244)
Receive	Equity Group Holdings, Ltd.	1-Month USD LIBOR + 1.50%	Monthly	USD	345,171	May 2023	MSI	—	(10,374)	(10,374)
Receive	Equity Group Holdings, Ltd.	1-Month USD LIBOR + 1.50%	Monthly	USD	108,764	May 2023	MSI	—	(3,323)	(3,323)
Receive	Equity Group Holdings, Ltd.	1-Month USD LIBOR + 1.50%	Monthly	USD	163,017	May 2023	MSI	—	(4,981)	(4,981)
Receive	Equity Group Holdings, Ltd.	1-Month USD LIBOR + 1.50%	Monthly	USD	61,673	May 2023	MSI	—	(1,884)	(1,884)

95	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Fair Isaac Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	612,251	May 2023	MSI	—	$(63,907)	$(63,907)
Receive	Fair Isaac Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	486,392	May 2023	MSI	—	(50,770)	(50,770)
Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	485,307	May 2023	MSI	—	(65,127)	(65,127)
Receive	Fidelity National Information Services, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	348,765	May 2023	MSI	—	(46,803)	(46,803)
Receive	First Solar, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,788,274	May 2023	MSI	—	103,339	103,339
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,857,142	May 2023	MSI	—	(401,470)	(401,470)
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	203,864	May 2023	MSI	—	(21,221)	(21,221)
Receive	FleetCor Technologies, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	730,656	May 2023	MSI	—	(75,926)	(75,926)
Receive	Fortive Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	470,996	May 2023	MSI	—	(40,718)	(40,718)
Receive	Freee KK	1-Month JPY LIBOR + 0.35%	Monthly	JPY	16,262,658	May 2023	MSI	—	(21,547)	(21,547)
Receive	G1 Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	75,298	May 2023	MSI	—	(12,994)	(12,994)
Receive	G1 Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	69,693	May 2023	MSI	—	(12,027)	(12,027)
Receive	G1 Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	21,288	May 2023	MSI	—	(3,674)	(3,674)
Receive	Genus PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	18,412	May 2023	MSI	—	800	800
Receive	Genus PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	909,148	May 2023	MSI	—	39,512	39,512
Receive	Gilead Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,322,349	May 2023	MSI	—	(101,192)	(101,192)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	96

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Gilead Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	28,647	May 2023	MSI	—	$(2,192)	$(2,192)
Receive	Gilead Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	102,373	May 2023	MSI	—	(7,834)	(7,834)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	803,883	May 2023	MSI	—	(83,587)	(83,587)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	803,707	May 2023	MSI	—	(83,568)	(83,568)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	388,300	May 2023	MSI	—	(40,374)	(40,374)
Receive	Global Payments, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	410,127	May 2023	MSI	—	(42,643)	(42,643)
Receive	GMO Financial Gate, Inc.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	15,472,480	May 2023	MSI	—	(26,110)	(26,110)
Receive	Grupo Aeroportuario del Sureste SAB de CV	1-Month MXN TIIE + 0.55%	Monthly	MXN	323,825	May 2023	MSI	—	221	221
Receive	Guidewire Software, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	85,330	May 2023	MSI	—	(6,059)	(6,059)
Receive	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	40,160	May 2023	MSI	—	(3,589)	(3,589)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	13,771	May 2023	MSI	—	(1,017)	(1,017)
Receive	HubSpot, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	810,133	May 2023	MSI	—	(57,504)	(57,504)
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	17,523	May 2023	MSI	—	(1,218)	(1,218)
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.75%	Monthly	USD	8,002	May 2023	MSI	—	(557)	(557)

97	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Hutchison China MediTech, Ltd., ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	30,681	May 2023	MSI	—	$(2,129)	$(2,129)
Receive	ICON PLC	1-Month USD LIBOR + 0.20%	Monthly	USD	1,188,271	May 2023	MSI	—	(137,272)	(137,272)
Receive	Insulet Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	149,883	May 2023	MSI	—	(17,012)	(17,012)
Receive	Intuit, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	266,737	May 2023	MSI	—	(20,859)	(20,859)
Receive	JPMorgan Chase & Co.	1-Month USD LIBOR + 0.20%	Monthly	USD	105,382	May 2023	MSI	—	(2,893)	(2,893)
Receive	Kasikornbank PCL, NVDR	1-Month USD LIBOR + 0.70%	Monthly	USD	220,104	May 2023	MSI	—	9,990	9,990
Receive	Kasikornbank PCL, NVDR	1-Month USD LIBOR + 0.70%	Monthly	USD	113,966	May 2023	MSI	—	5,173	5,173
Receive	Kasikornbank PCL, NVDR	1-Month USD LIBOR + 0.70%	Monthly	USD	234,797	May 2023	MSI	—	10,657	10,657
Receive	KBC Group NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	471,284	May 2023	MSI	—	(20,833)	(20,833)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	74,022	May 2023	MSI	—	(388)	(388)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	75,464	May 2023	MSI	—	(396)	(396)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	174,520	May 2023	MSI	—	(916)	(916)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	100,138	May 2023	MSI	—	(525)	(525)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	90,845	May 2023	MSI	—	(477)	(477)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	49,348	May 2023	MSI	—	(259)	(259)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	80,110	May 2023	MSI	—	(420)	(420)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	98

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	120,165	May 2023	MSI	—	$(631)	$(631)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	160,220	May 2023	MSI	—	(841)	(841)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	40,055	May 2023	MSI	—	(210)	(210)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	80,110	May 2023	MSI	—	(420)	(420)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	280,385	May 2023	MSI	—	(1,471)	(1,471)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	53,233	May 2023	MSI	—	(279)	(279)
Receive	Koninklijke Philips NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	27,958	May 2023	MSI	—	(146)	(146)
Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	62,060	May 2023	MSI	—	(3,387)	(3,387)
Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	609,544	May 2023	MSI	—	(33,270)	(33,270)
Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	312,409	May 2023	MSI	—	(17,052)	(17,052)
Receive	Leidos Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	264,920	May 2023	MSI	—	(14,460)	(14,460)
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	160,082	May 2023	MSI	—	(6,135)	(6,135)
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	588,542	May 2023	MSI	—	(22,554)	(22,554)
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	676,351	May 2023	MSI	—	(25,920)	(25,920)
Receive	LHC Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	288,417	May 2023	MSI	—	(11,053)	(11,053)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	65,129	May 2023	MSI	—	(330)	(330)

99	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	152,520	May 2023	MSI	—	$(773)	$(773)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	94,899	May 2023	MSI	—	(481)	(481)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	39,079	May 2023	MSI	—	(198)	(198)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	55,822	May 2023	MSI	—	(283)	(283)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	455,891	May 2023	MSI	—	(2,311)	(2,311)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	42,798	May 2023	MSI	—	(217)	(217)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	89,319	May 2023	MSI	—	(453)	(453)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	78,152	May 2023	MSI	—	(396)	(396)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	143,281	May 2023	MSI	—	(726)	(726)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	223,292	May 2023	MSI	—	(1,132)	(1,132)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	232,597	May 2023	MSI	—	(1,179)	(1,179)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	240,971	May 2023	MSI	—	(1,221)	(1,221)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	186,076	May 2023	MSI	—	(943)	(943)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	232,599	May 2023	MSI	—	(1,179)	(1,179)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	372,157	May 2023	MSI	—	(1,886)	(1,886)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	81,182	May 2023	MSI	—	(411)	(411)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	100

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	102,342	May 2023	MSI	—	$(519)	$(519)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	7,444	May 2023	MSI	—	(38)	(38)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	35,354	May 2023	MSI	—	(179)	(179)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	80,014	May 2023	MSI	—	(406)	(406)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	240,043	May 2023	MSI	—	(1,217)	(1,217)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	78,290	May 2023	MSI	—	(397)	(397)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	86,004	May 2023	MSI	—	(436)	(436)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	500,171	May 2023	MSI	—	(2,535)	(2,535)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	43,460	May 2023	MSI	—	(220)	(220)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	196,800	May 2023	MSI	—	(997)	(997)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	97,488	May 2023	MSI	—	(533)	(533)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	99,820	May 2023	MSI	—	(834)	(834)
Receive	LiveRamp Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	224,511	May 2023	MSI	—	32,617	32,617
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,437,177	May 2023	MSI	—	43,577	43,577
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,353	May 2023	MSI	—	2,224	2,224
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	99,043	May 2023	MSI	—	(12,440)	(12,440)

101	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	355,583	May 2023	MSI	—	$(44,586)	$(44,586)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	248,552	May 2023	MSI	—	(31,166)	(31,166)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	217,026	May 2023	MSI	—	(27,213)	(27,213)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	241,207	May 2023	MSI	—	(30,245)	(30,245)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	506,295	May 2023	MSI	—	(63,484)	(63,484)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	235,881	May 2023	MSI	—	(29,577)	(29,577)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	379,979	May 2023	MSI	—	(47,645)	(47,645)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	327,451	May 2023	MSI	—	(41,059)	(41,059)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	96,122	May 2023	MSI	—	(12,053)	(12,053)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	140,103	May 2023	MSI	—	(17,567)	(17,567)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	134,047	May 2023	MSI	—	(16,808)	(16,808)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	197,055	May 2023	MSI	—	(24,708)	(24,708)
Receive	Marvell Technology Group, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	394,152	May 2023	MSI	—	(49,422)	(49,422)
Receive	Mastercard, Inc., Class A	1-Month USD LIBOR + 0.50%	Monthly	USD	2,618,839	May 2023	MSI	—	(383,731)	(383,731)
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	267,253	May 2023	MSI	—	13,453	13,453
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	582,864	May 2023	MSI	—	29,339	29,339

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	102

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	261,027	May 2023	MSI	—	$13,139	$13,139
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	292,155	May 2023	MSI	—	14,706	14,706
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	80,932	May 2023	MSI	—	4,074	4,074
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	157,973	May 2023	MSI	—	7,952	7,952
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	84,934	May 2023	MSI	—	4,275	4,275
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	299,825	May 2023	MSI	—	15,093	15,093
Receive	Match Group, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	254,023	May 2023	MSI	—	12,787	12,787
Receive	McDonald’s Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,639,400	May 2023	MSI	—	(119,000)	(119,000)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	859,056	May 2023	MSI	—	(43,965)	(43,965)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	137,800	May 2023	MSI	—	(7,054)	(7,054)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.50%	Monthly	USD	154,940	May 2023	MSI	—	(7,903)	(7,903)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	286,274	May 2023	MSI	—	(14,619)	(14,619)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	159,032	May 2023	MSI	—	(8,121)	(8,121)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	63,621	May 2023	MSI	—	(3,249)	(3,249)
Receive	MGIC Investment Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	83,729	May 2023	MSI	—	(4,276)	(4,276)
Receive	Micron Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	675,052	May 2023	MSI	—	(41,185)	(41,185)

103	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Micron Technology, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	403,784	May 2023	MSI	—	$(13,699)	$(13,699)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	64,841	May 2023	MSI	—	(6,305)	(6,305)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	956,715	May 2023	MSI	—	(93,031)	(93,031)
Receive	MongoDB, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	525,707	May 2023	MSI	—	(80,712)	(80,712)
Receive	Mylan NV	1-Month USD LIBOR + 0.25%	Monthly	USD	19,826	May 2023	MSI	—	(1,509)	(1,509)
Receive	NanoString Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,071,675	May 2023	MSI	—	(78,340)	(78,340)
Receive	NanoString Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	158,140	May 2023	MSI	—	(11,560)	(11,560)
Receive	NanoString Technologies, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	395,350	May 2023	MSI	—	(28,900)	(28,900)
Receive	Netflix, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	428,133	May 2023	MSI	—	(52,352)	(52,352)
Receive	Netflix, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	334,377	May 2023	MSI	—	(40,888)	(40,888)
Receive	Novartis AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	20,654	May 2023	MSI	—	(1,864)	(1,864)
Receive	Novartis AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	1,629,336	May 2023	MSI	—	(147,050)	(147,050)
Receive	NuVasive, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	715,388	May 2023	MSI	—	(117,712)	(117,712)
Receive	Ollie’s Bargain Outlet Holdings, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	498,899	May 2023	MSI	—	(35,206)	(35,206)
Receive	OneMain Holdings, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,122,606	May 2023	MSI	—	(27,882)	(27,882)
Receive	Paycom Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	310,502	May 2023	MSI	—	(9,802)	(9,802)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	104

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Paycom Software, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	930,377	May 2023	MSI	—	$(29,370)	$(29,370)
Receive	Peloton Interactive, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,731,433	May 2023	MSI	—	(332,978)	(332,978)
Receive	Popular, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	224,580	May 2023	MSI	—	15,932	15,932
Receive	PRA Health Sciences, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	537,316	May 2023	MSI	—	(64,216)	(64,216)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	263,018	May 2023	MSI	—	(12,466)	(12,466)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	41,231	May 2023	MSI	—	(1,955)	(1,955)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.50%	Monthly	USD	7,179	May 2023	MSI	—	(340)	(340)
Receive	Prothena Corp. PLC	1-Month USD LIBOR + 0.25%	Monthly	USD	27,308	May 2023	MSI	—	(1,292)	(1,292)
Receive	Prudential PLC	1-Month GBP LIBOR + 0.50%	Monthly	GBP	417,078	May 2023	MSI	—	(68,092)	(68,092)
Receive	R1 RCM, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	753,842	May 2023	MSI	—	9,706	9,706
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	96,486	May 2023	MSI	—	995	995
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	110,778	May 2023	MSI	—	1,142	1,142
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	59,091	May 2023	MSI	—	609	609
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	36,944	May 2023	MSI	—	381	381
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	82,632	May 2023	MSI	—	852	852
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	19,799	May 2023	MSI	—	204	204

105	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	9,063	May 2023	MSI	—	$93	$93
Receive	Radius Health, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	34,223	May 2023	MSI	—	356	356
Receive	Regional SAB de CV	Fixed 0.55%	Monthly	MXN	1,481,562	May 2023	MSI	—	(1,968)	(1,968)
Receive	Regional SAB de CV	Fixed 0.55%	Monthly	MXN	602,791	May 2023	MSI	—	(801)	(801)
Receive	Regional SAB de CV	Fixed 0.55%	Monthly	MXN	6,175,103	May 2023	MSI	—	(8,203)	(8,203)
Receive	Regional SAB de CV	Fixed 0.55%	Monthly	MXN	1,417,226	May 2023	MSI	—	(1,883)	(1,883)
Receive	Regional SAB de CV	Fixed 0.55%	Monthly	MXN	1,445,060	May 2023	MSI	—	(1,920)	(1,920)
Receive	Repay Holdings Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	73,070	May 2023	MSI	—	(4,656)	(4,656)
Receive	Repligen Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	61,884	May 2023	MSI	—	(1,260)	(1,260)
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	48,660	May 2023	MSI	—	733	733
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	22,304	May 2023	MSI	—	336	336
Receive	Revance Therapeutics, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	82,588	May 2023	MSI	—	1,251	1,251
Receive	Revolution Medicines, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	2,146	May 2023	MSI	—	(697)	(697)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	14,927	May 2023	MSI	—	(680)	(680)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	22,839	May 2023	MSI	—	(1,041)	(1,041)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	887,225	May 2023	MSI	—	(40,434)	(40,434)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	320,942	May 2023	MSI	—	(14,626)	(14,626)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	304,497	May 2023	MSI	—	(13,877)	(13,877)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	106

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	36,965	May 2023	MSI	—	$(1,946)	$(1,946)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	8,224	May 2023	MSI	—	(647)	(647)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	26,014	May 2023	MSI	—	(1,650)	(1,650)
Receive	Rothschild & Company	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	35,821	May 2023	MSI	—	(3,316)	(3,316)
Receive	salesforce.com, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	3,814,256	May 2023	MSI	—	(377,557)	(377,557)
Receive	salesforce.com, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	203,083	May 2023	MSI	—	(20,080)	(20,080)
Receive	Sanne Group PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	67,579	May 2023	MSI	—	(3,611)	(3,611)
Receive	Sanne Group PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	39,513	May 2023	MSI	—	(2,111)	(2,111)
Receive	Sanne Group PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	18,747	May 2023	MSI	—	(1,002)	(1,002)
Receive	Sanne Group PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	122,132	May 2023	MSI	—	(6,526)	(6,526)
Receive	Seagen, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	1,705,038	May 2023	MSI	—	(314,641)	(314,641)
Receive	Seagen, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	1,068,665	May 2023	MSI	—	(197,118)	(197,118)
Receive	Seagen, Inc.	1-Month USD LIBOR + 0.25%	Monthly	USD	1,068,256	May 2023	MSI	—	(197,043)	(197,043)
Receive	ServiceNow, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	195,776	May 2023	MSI	—	(8,714)	(8,714)
Receive	Shinsei Bank, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	29,983,296	May 2023	MSI	—	(19,632)	(19,632)
Receive	Shinsei Bank, Ltd.	1-Month JPY LIBOR + 0.35%	Monthly	JPY	2,003,904	May 2023	MSI	—	(1,312)	(1,312)

107	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	SLM Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	127,742	May 2023	MSI	—	$(3,399)	$(3,399)
Receive	Smith & Nephew PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	640,649	May 2023	MSI	—	(76,136)	(76,136)
Receive	Snap, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	1,179,193	May 2023	MSI	—	475,984	475,984
Receive	South State Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	494,296	May 2023	MSI	—	59,471	59,471
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	73,179	May 2023	MSI	—	684	684
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	91,240	May 2023	MSI	—	853	853
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	491,389	May 2023	MSI	—	4,592	4,592
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	573,570	May 2023	MSI	—	5,046	5,046
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	234,079	May 2023	MSI	—	1,411	1,411
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	178,759	May 2023	MSI	—	790	790
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	187,520	May 2023	MSI	—	1,046	1,046
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	294,148	May 2023	MSI	—	1,677	1,677
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	84,151	May 2023	MSI	—	284	284
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	213,817	May 2023	MSI	—	1,269	1,269
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	444,352	May 2023	MSI	—	4,318	4,318
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	852,824	May 2023	MSI	—	8,709	8,709

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	108

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	557,558	May 2023	MSI	—	$5,021	$5,021
Receive	Spar Nord Bank A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	896,454	May 2023	MSI	—	—	—
Receive	Square, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	802,116	May 2023	MSI	—	(143,513)	(143,513)
Receive	Square, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	542,791	May 2023	MSI	—	(97,113)	(97,113)
Receive	Standard Chartered PLC	1-Month GBP LIBOR + 0.30%	Monthly	GBP	103,730	May 2023	MSI	—	(3,259)	(3,259)
Receive	Synovus Financial Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	261,161	May 2023	MSI	—	16,070	16,070
Receive	Tecan Group AG	1-Month CHF LIBOR + 0.50%	Monthly	CHF	83,462	May 2023	MSI	—	(3,732)	(3,732)
Receive	Tecan Group AG	1-Month CHF LIBOR + 0.30%	Monthly	CHF	4,536	May 2023	MSI	—	(203)	(203)
Receive	Teleflex, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	36,542	May 2023	MSI	—	(4,375)	(4,375)
Receive	Tencent Holdings, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	16,228,800	May 2023	MSI	—	147,339	147,339
Receive	Tencent Holdings, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	4,140,000	May 2023	MSI	—	37,579	37,579
Receive	T-Mobile US, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,528,302	May 2023	MSI	—	(76,145)	(76,145)
Receive	T-Mobile US, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	374,264	May 2023	MSI	—	(18,647)	(18,647)
Receive	T-Mobile US, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	97,659	May 2023	MSI	—	(4,865)	(4,865)
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	39,164	May 2023	MSI	—	2,494	2,494
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	337,983	May 2023	MSI	—	21,530	21,530

109	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	75,532	May 2023	MSI	—	$4,811	$4,811
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	129,430	May 2023	MSI	—	8,245	8,245
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	15,110	May 2023	MSI	—	963	963
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	22,666	May 2023	MSI	—	1,444	1,444
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	37,756	May 2023	MSI	—	2,405	2,405
Receive	Tower Semiconductor, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	30,221	May 2023	MSI	—	1,925	1,925
Receive	Tricida, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	64,831	May 2023	MSI	—	(24,642)	(24,642)
Receive	Tricida, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	116,941	May 2023	MSI	—	(44,448)	(44,448)
Receive	Tricida, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	11,513	May 2023	MSI	—	(4,376)	(4,376)
Receive	Turning Point Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	234,822	May 2023	MSI	—	(47,891)	(47,891)
Receive	Turning Point Therapeutics, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	1,672,355	May 2023	MSI	—	(341,067)	(341,067)
Receive	Twitter, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	531,693	May 2023	MSI	—	(54,010)	(54,010)
Receive	UCB SA	1-Month EUR EURIBOR + 0.50%	Monthly	EUR	24,687	May 2023	MSI	—	(2,611)	(2,611)
Receive	Veracyte, Inc.	1-Month USD LIBOR + 0.20%	Monthly	USD	986,925	May 2023	MSI	—	(187,825)	(187,825)
Receive	VeriSign, Inc.	1-Month USD LIBOR + 0.50%	Monthly	USD	2,269,359	May 2023	MSI	—	(195,268)	(195,268)
Receive	Visa, Inc., Class A	1-Month USD LIBOR + 0.20%	Monthly	USD	2,478,611	May 2023	MSI	—	(221,905)	(221,905)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	110

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	WaVe Life Sciences, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	50,909	May 2023	MSI	—	$(10,384)	$(10,384)
Receive	WaVe Life Sciences, Ltd.	1-Month USD LIBOR + 0.20%	Monthly	USD	7,548	May 2023	MSI	—	(1,539)	(1,539)
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	382,358	May 2023	MSI	—	38,572	38,572
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	136,246	May 2023	MSI	—	13,744	13,744
Receive	Western Alliance Bancorp	1-Month USD LIBOR + 0.20%	Monthly	USD	146,649	May 2023	MSI	—	14,795	14,795
Receive	Whiting Petroleum Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	74,946	May 2023	MSI	—	(13,621)	(13,621)
Receive	Whiting Petroleum Corp.	1-Month USD LIBOR + 0.20%	Monthly	USD	243,141	May 2023	MSI	—	(44,188)	(44,188)
Receive	Worldline SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	795,359	May 2023	MSI	—	(83,589)	(83,589)
Receive	Wuxi AppTec Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	674,880	May 2023	MSI	—	3,726	3,726
Receive	Wuxi Biologics Cayman, Inc.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	401,600	May 2023	MSI	—	4,062	4,062
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.50%	Monthly	USD	20,537	May 2023	MSI	—	(3,599)	(3,599)
Receive	Zealand Pharma A/S, ADR	1-Month USD LIBOR + 0.25%	Monthly	USD	34,855	May 2023	MSI	—	(6,106)	(6,106)
Receive	Zions Bancorp NA	1-Month USD LIBOR + 0.20%	Monthly	USD	83,224	May 2023	MSI	—	2,926	2,926
Receive	Zions Bancorp NA	1-Month USD LIBOR + 0.20%	Monthly	USD	188,329	May 2023	MSI	—	6,622	6,622
								—	$7,926,442	$7,926,442

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative.For contracts where the fund has elected to receive the total return of the reference asset if positive,it will be responsible for paying the floating rate and the total return of the reference asset if negative.If the fund has elected to pay the total return of the reference asset if positive,it will receive the floating rate and the total return of the reference asset if negative.

111	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Derivatives Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Republic Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

USD	U.S. Dollar

ZAR	South African Rand

Derivatives Abbreviations

ADR	American Depositary Receipt

BBSW	Bank Bill Swap Rate

BNP	BNP Paribas

CDOR	Canadian Dollar Offered Rate

CIBOR	Copenhagen Interbank Offered Rate

CITI	Citibank, N.A.

EURIBOR	Euro Interbank Offered Rate

GSI	Goldman Sachs International

HIBOR	Hong Kong Interbank Offered Rate

HUS	HSBC Bank USA, N.A.

JIBAR	Johannesburg Interbank Agreed Rate

JPM	JPMorgan Chase Bank, N.A.

LIBOR	London Interbank Offered Rate

MSI	Morgan Stanley & Co. International PLC

NIBOR	Norwegian Interbank Offered Rate

NVDR	Non-Voting Depositary Receipt

NYRS	New York Registry Shares

OTC	Over-the-counter

TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

At 10-31-20,the aggregate cost of investments for federal income tax purposes was $695,571,064. Net unrealized appreciation aggregated to $43,825,957, of which $78,643,055 related to gross unrealized appreciation and $34,817,098 related to gross unrealized depreciation.

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	112

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets

Unaffiliated investments, at value (Cost $682,396,175)	$732,306,730

Swap contracts, at value	33,538,426

Unrealized appreciation on forward foreign currency contracts	436,321

Receivable for futures variation margin	8,369

Foreign currency, at value (Cost $2,827,560)	2,812,811

Dividends and interest receivable	395,535

Receivable for fund shares sold	2,858,713

Receivable for investments sold	5,763,237

Receivable for securities lending income	51

Other assets	51,163

Total assets	778,171,356

Liabilities

Unrealized depreciation on forward foreign currency contracts	320,050

Written options, at value (Premiums received $2,203,501)	1,056,118

Swap contracts, at value	25,611,984

Due to custodian	464,233

Foreign capital gains tax payable	99,388

Payable for collateral on OTC derivatives	12,583,000

Payable for investments purchased	8,034,977

Payable for fund shares repurchased	546,661

Payable to affiliates

Accounting and legal services fees	26,919

Transfer agent fees	63,909

Other liabilities and accrued expenses	263,629

Total liabilities	49,070,868

Net assets	$729,100,488

Net assets consist of

Paid-in capital	$659,453,372

Total distributable earnings (loss)	69,647,116

Net assets	$729,100,488

113	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-20 (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($11,580,539 ÷ 998,161 shares)[1]	$11.60
Class C ($5,414,551 ÷ 485,196 shares)[1]	$11.16
Class I ($615,622,324 ÷ 51,977,067 shares)	$11.84
Class R6 ($37,340,467 ÷ 3,124,034 shares)	$11.95
Class NAV ($59,142,607 ÷ 4,946,526 shares)	$11.96

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.21

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	114

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$5,366,316
Interest	3,082,277
Securities lending	822
Less foreign taxes withheld	(290,317)
Total investment income	8,159,098

Expenses
Investment management fees	10,654,718
Distribution and service fees	87,834
Accounting and legal services fees	136,245
Transfer agent fees	739,749
Trustees’ fees	11,964
Custodian fees	250,646
State registration fees	87,940
Printing and postage	92,449
Professional fees	133,626
Other	69,654
Total expenses	12,264,825
Less expense reductions	(51,513)
Net expenses	12,213,312
Net investment loss	(4,054,214)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	73,718,492
Affiliated investments	(62)
Futures contracts	279,496
Forward foreign currency contracts	537,459
Written options	(441,108)
Swap contracts	(45,893,558)
28,200,719
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,026,548
Futures contracts	103,696
Forward foreign currency contracts	(15,685)
Written options	593,317
Swap contracts	11,904,644
18,612,520
Net realized and unrealized gain	46,813,239
Increase in net assets from operations	$42,759,025

115	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19

Increase (decrease) in net assets
From operations
Net investment income (loss)	$(4,054,214)	$111,891
Net realized gain	28,200,719	7,191,577
Change in net unrealized appreciation (depreciation)	18,612,520	35,856,213
Increase in net assets resulting from operations	42,759,025	43,159,681
Distributions to shareholders
From earnings
Class A	(93,501)	(537,753)
Class C	(8,454)	(257,811)
Class I	(6,373,467)	(17,006,375)
Class R6	(323,613)	(868,772)
Class NAV	(1,626,261)	(4,069,796)
Total distributions	(8,425,296)	(22,740,507)
From fund share transactions	(47,332,679)	(33,287,756)
Total decrease	(12,998,950)	(12,868,582)

Net assets
Beginning of year	742,099,438	754,968,020
End of year	$729,100,488	$742,099,438

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	116

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance
Net asset value, beginning of period	$11.02	$10.73	$11.82	$10.45	$10.81
Net investment loss[1]	(0.10)	(0.03)	(0.07)	(0.22)	(0.28)
Net realized and unrealized gain (loss) on investments	0.78	0.67	(0.11)	1.60	(0.03)
Total from investment operations	0.68	0.64	(0.18)	1.38	(0.31)
Less distributions
From net investment income	(0.10)	—	—	—	—
From net realized gain	—	(0.35)	(0.91)	(0.01)	(0.05)
Total distributions	(0.10)	(0.35)	(0.91)	(0.01)	(0.05)
Net asset value, end of period	$11.60	$11.02	$10.73	$11.82	$10.45
Total return (%)[2,3]	6.15	6.09	(1.57)	13.16	(2.94)

Ratios and supplemental data
Net assets, end of period (in millions)	$12	$11	$19	$22	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	1.98	2.00 [4]	3.86 [5]	4.22 [5]
Expenses including reductions	1.99	1.97	1.99 [4]	3.85 [5]	4.21 [5]
Net investment loss	(0.87)	(0.25)	(0.61)	(1.99)	(2.71)
Portfolio turnover (%)	221	170	169	485	403

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4

Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).

5

Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17 and 10-31-16, which were equivalent to a net annual effective rate of 1.84% and 2.16%, respectively, of the fund’s average daily net assets.

117	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance
Net asset value, beginning of period	$10.61	$10.42	$11.57	$10.30	$10.74
Net investment loss[1]	(0.17)	(0.10)	(0.15)	(0.29)	(0.35)
Net realized and unrealized gain (loss) on investments	0.74	0.64	(0.09)	1.57	(0.04)
Total from investment operations	0.57	0.54	(0.24)	1.28	(0.39)
Less distributions
From net investment income	(0.02)	—	—	—	—
From net realized gain	—	(0.35)	(0.91)	(0.01)	(0.05)
Total distributions	(0.02)	(0.35)	(0.91)	(0.01)	(0.05)
Net asset value, end of period	$11.16	$10.61	$10.42	$11.57	$10.30
Total return (%)[2,3]	5.33	5.39	(2.26)	12.38	(3.61)

Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$10	$12	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	2.70	2.68	2.70 [4]	4.56 [5]	4.93 [5]
Expenses including reductions	2.69	2.67	2.69 [4]	4.55 [5]	4.92 [5]
Net investment loss	(1.56)	(0.99)	(1.33)	(2.66)	(3.42)
Portfolio turnover (%)	221	170	169	485	403

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4

Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).

5

Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17 and 10-31-16, which were equivalent to a net annual effective rate of 1.84% and 2.16%, respectively, of the fund’s average daily net assets.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	118

CLASS I SHARES Period ended	10-31-20	10-31-19		10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$11.24	$10.92		$11.97	$10.55	$10.89
Net investment loss[1]	(0.07)	—	[2]	(0.04)	(0.19)	(0.25)
Net realized and unrealized gain (loss) on investments	0.80	0.67		(0.10)	1.62	(0.04)
Total from investment operations	0.73	0.67		(0.14)	1.43	(0.29)
Less distributions
From net investment income	(0.13)	—		—	—	—
From net realized gain	—	(0.35)		(0.91)	(0.01)	(0.05)
Total distributions	(0.13)	(0.35)		(0.91)	(0.01)	(0.05)
Net asset value, end of period	$11.84	$11.24		$10.92	$11.97	$10.55
Total return (%)[3]	6.57	6.36		(1.28)	13.51	(2.64)
Ratios and supplemental data
Net assets, end of period (in millions)	$616	$565		$566	$454	$422
Ratios (as a percentage of average net assets):
Expenses before reductions	1.70	1.69		1.71 [4]	3.54 [5]	3.87 [5]
Expenses including reductions	1.69	1.68		1.70 [4]	3.54 [5]	3.87 [5]
Net investment loss	(0.58)	—	[6]	(0.36)	(1.65)	(2.40)
Portfolio turnover (%)	221	170		169	485	403

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]

Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).

[5]

Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17 and 10-31-16, which were equivalent to a net annual effective rate of 1.84% and 2.16%, respectively, of the fund’s average daily net assets.

[6]	Less than 0.005%.

119	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$11.34	$11.00	$12.04	$10.60	$10.93
Net investment income (loss)[1]	(0.06)	0.01	(0.03)	(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments	0.81	0.68	(0.10)	1.64	(0.04)
Total from investment operations	0.75	0.69	(0.13)	1.45	(0.28)
Less distributions
From net investment income	(0.14)	—	—	—	—
From net realized gain	—	(0.35)	(0.91)	(0.01)	(0.05)
Total distributions	(0.14)	(0.35)	(0.91)	(0.01)	(0.05)
Net asset value, end of period	$11.95	$11.34	$11.00	$12.04	$10.60
Total return (%)[2]	6.62	6.50	(1.19)	13.64	(2.54)
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$27	$30	$9	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	1.58	1.60 [3]	3.45 [4]	4.04 [4]
Expenses including reductions	1.58	1.57	1.60 [3]	3.44 [4]	4.01 [4]
Net investment income (loss)	(0.51)	0.12	(0.23)	(1.57)	(2.34)
Portfolio turnover (%)	221	170	169	485	403

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]

Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).

[4]

Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17 and 10-31-16, which were equivalent to a net annual effective rate of 1.84% and 2.16%, respectively, of the fund’s average daily net assets.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	120

CLASS NAV SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$11.35	$11.00	$12.04	$10.60	$10.93
Net investment income (loss)[1]	(0.04)	0.01	(0.03)	(0.17)	(0.24)
Net realized and unrealized gain (loss) on investments	0.79	0.69	(0.10)	1.62	(0.04)
Total from investment operations	0.75	0.70	(0.13)	1.45	(0.28)
Less distributions
From net investment income	(0.14)	—	—	—	—
From net realized gain	—	(0.35)	(0.91)	(0.01)	(0.05)
Total distributions	(0.14)	(0.35)	(0.91)	(0.01)	(0.05)
Net asset value, end of period	$11.96	$11.35	$11.00	$12.04	$10.60
Total return (%)[2]	6.64	6.59	(1.19)	13.64	(2.54)
Ratios and supplemental data
Net assets, end of period (in millions)	$59	$134	$130	$152	$185
Ratios (as a percentage of average net assets):
Expenses before reductions	1.58	1.56	1.59 [3]	3.44 [4]	3.78 [4]
Expenses including reductions	1.57	1.55	1.58 [3]	3.43 [4]	3.77 [4]
Net investment income (loss)	(0.35)	0.13	(0.23)	(1.54)	(2.30)
Portfolio turnover (%)	221	170	169	485	403

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]

Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).

[4]

Includes dividends on investments sold short and broker fees and expenses on short sales for the periods ended 10-31-17 and 10-31-16, which were equivalent to a net annual effective rate of 1.84% and 2.16%, respectively, of the fund’s average daily net assets.

121	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Long/Short Fund (the fund) is a series of John Hancock Investment Trust ((the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares after 8 years (certain exclusions apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange- traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	122

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$34,408,809	$24,861,430	$9,547,379	—
Consumer discretionary	40,960,563	33,446,441	7,514,122	—
Consumer staples	817,842	817,842	—	—
Energy	8,512,626	5,362,615	3,150,011	—
Financials	97,771,204	62,086,429	35,684,775	—
Health care	108,248,163	86,857,720	21,228,041	$162,402
Industrials	32,758,092	18,783,051	13,975,041	—
Information technology	78,878,608	59,324,620	19,553,988	—
Materials	4,282,822	3,619,244	663,578	—
Real estate	9,280,860	5,482,678	3,798,182	—
Utilities	15,996,375	—	13,445,377	2,550,998

123	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

			Level 2	Level 3
	Total	Level 1	significant	significant
	value at	quoted	observable	unobservable
	10-31-20	price	inputs	inputs

Preferred securities	$4,303,225	$4,303,225	—	—

Purchased options	4,433,852	2,736,815	$1,535,617	$161,420

Convertible bonds	579,736	—	579,736	—

Short-term investments	291,073,953	90,737,580	200,336,373	—

Total investments in securities	$732,306,730	$398,419,690	$331,012,220	$2,874,820

Derivatives:

Assets

Futures	$103,696	$103,696	—	—

Forward foreign currency contracts	436,321	—	$436,321	—

Swap contracts	33,538,426	—	33,538,426	—

Liabilities

Forward foreign currency contracts	(320,050)	—	(320,050)	—

Written options	(1,056,118)	(810,515)	(245,603)	—

Swap contracts	(25,611,984)	—	(25,611,984)	—

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Special purpose acquisition companies. Special purpose acquisition companies (SPACs) are collective investment structures that allow public stock market investors to invest in private equity type transactions (PIPE). SPACs are shell or blank-check companies, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition; however if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. The fund had contingent commitments outstanding of approximately $4,000,000 to purchase PIPE shares as of October 31, 2020.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any,are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	124

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2020, there were no securities on loan.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs

125	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $5,939.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any,and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year ordinary losses of $1,744,867 are treated as occurring on November 1, 2020, the first day of the fund’s next taxable year.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$8,425,296	$449
Long-term capital gains	—	22,740,058
Total	$8,425,296	$22,740,507

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $27,739,446 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	126

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies, and derivative transactions.

Note 3  —  Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the

127	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2020, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging up to $6.1 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed,are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2020, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $56.7 million to $93.1 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	128

During the year ended October 31, 2020, the fund used purchased options contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities markets and foreign currencies. The fund held purchased options contracts with market values ranging from $3.9 million to $7.2 million, as measured at each quarter end.

During the year ended October 31, 2020, the fund wrote option contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities markets and foreign currencies. The fund held written option contracts with market values ranging from $0.5 million to $1.5 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the year ended October 31, 2020, the fund used total return swaps to to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $818.8 million to $984.9 million,as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2020 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin	Futures[1]	$103,696	—

129	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$436,321	(320,050)
Interest rate	Unaffiliated investments, at value[2]	Purchased options	144,442	—
Currency	Unaffiliated investments, at value[2]	Purchased options	141,260	—
Equity	Unaffiliated investments, at value[2]	Purchased options	4,148,150	—
Currency	Written options, at value	Written options	—	(460)
Equity	Written options, at value	Written options	—	(1,055,658)
Equity	Swap contracts, at value	Total return swaps	33,538,426	(25,611,984)
		$38,512,295		$(26,988,152)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund’s investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

[2]	Purchased options are included in Fund’s investments.

For financial reporting purposes,the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements,as defined by the ISDAs,in the Statement of assets and liabilities.In the event of default by the counterparty or a termination of the agreement,the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$436,321	$(320,050)
Purchased options	1,697,037	—
Swap contracts	33,538,426	(25,611,984)
Written options	—	(245,603)
Totals	$35,671,784	$(26,177,637)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty [1]	Collateral Posted by Fund [1]	Net Exposure
BNP Paribas	$76,084	—	—	$76,084
Citibank, N.A.	108,126	$108,126	—	—
Goldman Sachs & Company LLC	72,833	72,833	—	—
Goldman Sachs International	(544,637)	—	$544,637	—
HSBC Bank USA, N.A.	(2,808)	—	—	(2,808)
JPMorgan Chase Bank, N.A.	(237,884)	—	237,884	—
Morgan Stanley & Co. International PLC	10,022,433	10,022,433	—	—
Totals	$9,494,147	$10,203,392	$782,521	$73,276

1 Reflects collateral posted by the counterparty or posted by the fund,excluding any excess collateral amounts.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	130

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$(611,533)	$11,450	—	—	—	$(600,083)
Currency	1,164,344	—	$537,459	$(325,924)	—	1,375,879
Equity	10,981,268	268,046	—	(115,184)	$(45,893,558)	(34,759,428)
Total	$11,534,079	$279,496	$537,459	$(441,108)	$(45,893,558)	$(33,983,632)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
	Unaffiliated
Risk	investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$20,345	—	—	—	—	$20,345
Currency	(393,611)	—	$(15,685)	$3,084	—	(406,212)
Equity	(2,588,140)	$103,696	—	590,233	$11,904,644	10,010,433
Total	$(2,961,406)	$103,696	$(15,685)	$593,317	$11,904,644	$9,624,566

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4  —  Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5  —  Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

131	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.500% of the first $250 million of the fund’s average daily net assets and (b) 1.450% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$783
Class C	389
Class I	40,974

Class	Expense reduction
Class R6	$ 1,970
Class NAV	7,397
Total	$ 51,513

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 1.46% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $22,504 for the year ended October 31, 2020. Of this amount, $4,303 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $18,201 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	132

providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $509 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$33,146	$13,728
Class C	54,688	6,799
Class I	—	715,720
Class R6	—	3,502
Total	$87,834	$739,749

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class A shares

Sold	529,535	$6,017,625	758,504	$8,251,737

Distributions reinvested	7,681	87,789	36,135	370,741

Repurchased	(549,006)	(6,169,288)	(1,525,242)	(16,338,187)

Net decrease	(11,790)	$(63,874)	(730,603)	$(7,715,709)

Class C shares

Sold	101,451	$1,129,721	73,035	$769,935

Distributions reinvested	703	7,781	24,067	239,230

Repurchased	(187,869)	(2,000,730)	(471,676)	(4,894,596)

Net decrease	(85,715)	$(863,228)	(374,574)	$(3,885,431)

133	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class I shares

Sold	23,042,439	$263,374,171	19,770,705	$216,982,492

Distributions reinvested	491,605	5,722,284	1,546,541	16,145,884

Repurchased	(21,785,297)	(247,857,080)	(22,937,508)	(249,609,059)

Net increase (decrease)	1,748,747	$21,239,375	(1,620,262)	$(16,480,683)

Class R6 shares

Sold	1,144,283	$13,811,144	125,178	$1,397,683

Distributions reinvested	25,488	298,970	76,177	802,145

Repurchased	(383,952)	(4,472,152)	(626,222)	(7,038,333)

Net increase (decrease)	785,819	$9,637,962	(424,867)	$(4,838,505)

Class NAV shares

Sold	2,060,474	$24,629,626	1,349,204	$14,883,002

Distributions reinvested	138,641	1,626,261	386,495	4,069,796

Repurchased	(9,037,860)	(103,538,801)	(1,759,886)	(19,320,226)

Net decrease	(6,838,745)	$(77,282,914)	(24,187)	$(367,428)

Total net decrease	(4,401,684)	$(47,332,679)	(3,174,493)	$(33,287,756)

Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $992,885,058 and $1,109,348,631, respectively, for the year ended October 31, 2020.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 8.1% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	8.1%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	134

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$4,441,149	$(4,441,087)	$(62)	—	$822	—	—

Note 10 — LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Note 11 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

Note 12 — New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020- 04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

135	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Seaport Long/Short Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	136

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

137	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Long/Short Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pan-demic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	138

their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

139	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-, three and five-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	140

past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

141	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	142

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally outperformed the historical performance of comparable funds;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

143	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees,concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	144

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012	196
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

145	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008	196
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	146

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	196
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	196
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

147	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the

Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	148

More information

Trustees	Investment advisor
Hassell H. McClellan, Chairperson	John Hancock Investment Management LLC
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†	Subadvisor
Charles L. Bardelis*	Wellington Management Company LLP
James R. Boyle
Peter S. Burgess*	Portfolio Managers
William H. Cunningham	Steven C. Angeli, CFA
Grace K. Fey	Jennifer N. Berg, CFA
Marianne Harrison†	Robert L. Deresiewicz
Deborah C. Jackson	Ann C. Gallo
James M. Oates*	Bruce L. Glazer
Frances G. Rathke1,*	Andrew R. Heiskell
Gregory A. Russo	Jean M. Hynes, CFA[3]
Keith E. White
Officers
Andrew G. Arnott	Principal distributor
President	John Hancock Investment Management Distributors LLC
Charles A. Rizzo
Chief Financial Officer	Custodian
Salvatore Schiavone	State Street Bank and Trust Company
Treasurer
Christopher (Kit) Sechler	Transfer agent
Secretary and Chief Legal Officer	John Hancock Signature Services, Inc.
Trevor Swanberg[2]
Chief Compliance Officer	Legal counsel
K&L Gates LLP

* Member of the Audit Committee	Independent registered public accounting firm
† Non-Independent Trustee	PricewaterhouseCoopers LLP
[1] Appointed as Independent Trustee effective as of September 15, 2020
[2] Effective July 31, 2020
[3] Effective July 1, 2021, Jean M. Hynes, CFA will no longer serve as a portfolio manager of the fund and Rebecca D. Sykes, CFA, will be added as a leader of the fund’s investment management team.

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:

jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

149	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

∎	Added security: Password protection helps you safely retrieve documents online

∎	Save time: Receive instant email notification once statements are available
∎	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

∎	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.

∎	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.

∎	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.

∎	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Seaport Long/Short Fund.

It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

437A 10/20

12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell- off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock

Disciplined Value International Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

14	Financial statements

18	Financial highlights

25	Notes to financial statements

36	Report of independent registered public accounting firm

37	Tax information

38	Continuation of investment advisory and subadvisory agreements

45	Trustees and Officers

49	More information

1	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A shares were first offered on 9-29-14. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities posted negative returns for the period
The fund’s benchmark, the MSCI EAFE Index, returned a loss of 6.86%.

The fund also posted a loss and trailed the benchmark
Our value orientation was a headwind for performance at a time in which growth stocks were in favor.

Holdings in the industrials and healthcare sectors underperformed
While investments in the industrials and healthcare sectors negatively affected performance, the fund benefited from stock selection in materials and an overweight in information technology.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Manager’s discussion of fund performance

Can you describe the market environment during the 12 months ended October 31, 2020?

After beginning the period on a strong note, the world markets sold off sharply in February and March 2020 in reaction to the spread of COVID-19 and governments’ efforts to contain the virus by locking down large segments of their economies. Stocks subsequently staged an impressive rally off of their late March lows in response to the extensive economic stimulus programs enacted by global governments and central banks. Unlike the U.S. market, however, international stocks were unable to recapture their prepandemic highs.

The value style finished well behind growth, perpetuating a long-standing trend. Given the backdrop of slowing economic conditions worldwide, investors continued to gravitate to companies seen as having the most reliable growth characteristics. This environment proved challenging for the fund due to our emphasis on valuation as the cornerstone of our investment process.

What aspects of the fund’s positioning helped and hurt relative performance?

The fund’s holdings lagged the corresponding benchmark components by a wide margin in the industrials, healthcare, and financials sectors. Within industrials, the fund’s overweight allocation to small and midsize European companies hurt results

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		TOP 10 COUNTRIES AS OF 10/31/2020 (% of net assets)
Sony Corp.	2.7	Japan	21.3

Hitachi, Ltd.	2.6	France	13.9

Samsung Electronics Company, Ltd.	2.5	United Kingdom	12.3

Novartis AG	2.3	Switzerland	8.5

Roche Holding AG	2.2	Germany	7.2

BNP Paribas SA	2.0	South Korea	6.5

Sanofi	1.9	Netherlands	4.4

KDDI Corp.	1.8	Canada	3.5

Kinross Gold Corp.	1.8	China	1.9

Capgemini SE	1.7	Hong Kong	1.7

TOTAL	21.5	TOTAL	81.2

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	4

as heightened macroeconomic uncertainty prompted investors to rotate to the perceived safety of large-cap stocks. The leading individual detractors in the sector include Leonardo SpA and Eiffage SA.

In healthcare, the fund was hurt by not having investments in a number of biotechnology, equipment and supplies, and life sciences stocks that benefited

MANAGED BY Christopher K. Hart, CFA Joseph F. Feeney, Jr., CFA Joshua M. Jones, CFA Joshua C. White, CFA

from the pandemic. German pharmaceutical and crop science company Bayer AG, which remained under pressure from the ongoing Roundup litigation, also detracted from results. We sold the position prior to period end. A zero weighting in Nestle SA, which benefited from rising investor demand for defensive companies, was the main detractor from performance in consumer staples.

On the positive side, the fund’s positioning in the information technology and materials sectors aided relative performance. Several of the fund’s technology holdings, including STMicroelectronics NV, Capgemini SE, and Samsung Electronics Company, Ltd., posted solid gains. The sector was a bright spot in the pandemic as work-from-home and shelter-in-place restrictions led to higher demand for many technology companies’ products and services. In the materials sector, positions in Barrick Gold Corp. and Yamana Gold, Inc. delivered strong performance as world central banks expanded their balance sheets in an effort to offset the economic impact of the virus. We sold the fund’s position in Barrick Gold prior to period end.

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.

5	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge
	1-year	5-year	Since inception (12-30-11)	5-year	Since inception (12-30-11)
Class A [1]	-15.94	-1.47	3.52	-7.14	35.74
Class C1	-13.16	-1.17	3.61	-5.72	36.81
Class I1,2	-11.36	-0.17	4.33	-0.82	45.49
Class R2[1,2]	-11.61	-0.55	4.07	-2.74	42.31
Class R4[1,2]	-11.44	-0.29	4.24	-1.46	44.40
Class R6[1,2]	-11.28	-0.08	4.40	-0.38	46.38
Class NAV[1,2]	-11.28	-0.06	4.40	-0.29	46.39
Index†	-6.86	2.85	5.70	15.07	63.19

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.23	1.98	0.98	1.37	1.22	0.87	0.86
Net (%)	1.22	1.97	0.97	1.36	1.11	0.86	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-30-11	13,681	13,681	16,319
Class I1,2	12-30-11	14,549	14,549	16,319
Class R2[1,2]	12-30-11	14,231	14,231	16,319
Class R4[1,2]	12-30-11	14,440	14,440	16,319
Class R6[1,2]	12-30-11	14,638	14,638	16,319
Class NAV[1,2]	12-30-11	14,639	14,639	16,319

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

[1]

The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4- 13- 15. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[2]	For certain types of investors, as described in the fund’s prospectuses.

[3]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,067.70	$ 6.29	1.21%

	Hypothetical example	1,000.00	1,019.10	6.14	1.21%
Class C	Actual expenses/actual returns	1,000.00	1,062.70	10.21	1.97%

	Hypothetical example	1,000.00	1,015.20	9.98	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,068.60	5.10	0.98%

	Hypothetical example	1,000.00	1,020.20	4.98	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,067.60	6.81	1.31%

	Hypothetical example	1,000.00	1,018.60	6.65	1.31%
Class R4	Actual expenses/actual returns	1,000.00	1,068.70	5.67	1.09%

	Hypothetical example	1,000.00	1,019.70	5.53	1.09%
Class R6	Actual expenses/actual returns	1,000.00	1,068.60	4.42	0.85%

	Hypothetical example	1,000.00	1,020.90	4.32	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	1,069.70	4.37	0.84%

	Hypothetical example	1,000.00	1,020.90	4.27	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20
	Shares	Value

Common stocks 96.9%		$1,627,634,051
(Cost $1,699,869,626)

Austria 0.5%		9,145,984

ams AG (A)	427,149	9,145,984

Bermuda 1.2%		20,743,458

Everest Re Group, Ltd.	105,254	20,743,458

Brazil 0.4%		6,617,907

Petroleo Brasileiro SA, ADR	998,176	6,617,907

Canada 3.5%		58,297,590

Kinross Gold Corp.	3,759,356	29,962,067

Yamana Gold, Inc.	5,096,317	28,335,523

China 1.9%		32,120,877

Alibaba Group Holding, Ltd. (A)	519,600	19,689,656

Topsports International Holdings, Ltd. (B)	9,066,000	12,431,221

Denmark 0.8%		13,889,117

Novo Nordisk A/S, B Shares	217,815	13,889,117

Finland 1.5%		24,880,378

Sampo OYJ, A Shares	659,321	24,880,378

France 13.9%		233,553,566

AXA SA	1,289,161	20,702,951

BNP Paribas SA (A)	967,398	33,737,678

Capgemini SE	247,360	28,562,037

Cie de Saint-Gobain (A)	336,401	13,103,960

Eiffage SA (A)	302,236	21,935,437

Imerys SA	182,666	5,460,040

Peugeot SA (A)	1,325,797	23,816,809

Rexel SA (A)	918,210	9,667,493

Sanofi	343,757	31,038,881

TOTAL SE (C)	894,651	27,104,903

Vinci SA	233,252	18,423,377

Germany 7.2%		120,752,078

Allianz SE	153,729	27,079,980

Brenntag AG	175,261	11,202,018

Continental AG	122,754	13,042,685

Deutsche Post AG	375,755	16,660,161

Deutsche Telekom AG	1,026,480	15,601,156

Heidelberg Cement AG	138,544	7,923,778

Rheinmetall AG	114,404	8,361,047

Siemens AG	177,992	20,881,253

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	10

	Shares	Value

Greece 0.7%		$11,254,218

Hellenic Telecommunications Organization SA	848,628	11,254,218

Hong Kong 1.7%		28,402,079

China Overseas Land & Investment, Ltd.	3,375,500	8,478,548

CK Asset Holdings, Ltd.	1,516,000	7,039,533

WH Group, Ltd. (B)	16,358,000	12,883,998

Hungary 0.9%		14,899,991

OTP Bank NYRT (A)	477,647	14,899,991

India 0.7%		12,073,428

HDFC Bank, Ltd., ADR (A)	210,192	12,073,428

Indonesia 0.8%		13,361,742

Bank Rakyat Indonesia Persero Tbk PT	59,025,600	13,361,742

Ireland 0.9%		14,582,349

CRH PLC	415,549	14,582,349

Isle of Man 0.3%		5,818,466

GVC Holdings PLC (A)	464,471	5,818,466

Italy 1.6%		26,234,489

Enel SpA	1,943,416	15,451,086

Leonardo SpA (C)	2,261,561	10,783,403

Japan 21.3%		358,105,748

Fuji Corp.	764,600	15,371,499

Fuji Electric Company, Ltd.	303,100	9,190,891

Hitachi, Ltd.	1,313,300	44,263,851

KDDI Corp.	1,136,700	30,753,409

Kinden Corp.	434,800	6,817,603

Kurita Water Industries, Ltd.	139,400	4,147,671

Kyudenko Corp.	365,400	9,972,224

NEC Corp.	410,800	20,692,075

Nintendo Company, Ltd.	19,400	10,489,363

Nippon Telegraph & Telephone Corp.	565,100	11,887,357

Persol Holdings Company, Ltd.	443,600	6,718,855

Rengo Company, Ltd.	1,065,700	8,199,439

Sankyu, Inc.	181,900	6,515,957

Sanwa Holdings Corp.	1,639,700	18,703,887

Sony Corp.	3,260,528	45,551,445

Sumitomo Mitsui Financial Group, Inc.	614,100	16,999,457

Taiheiyo Cement Corp.	208,700	4,898,621

Taisei Corp.	392,000	12,198,228

Taiyo Yuden Company, Ltd.	576,500	21,322,955

TechnoPro Holdings, Inc.	178,000	11,071,150

Tokyo Electron, Ltd.	52,700	14,145,253

11	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Japan (continued)

TS Tech Company, Ltd.	327,300	$9,059,262

Zenkoku Hosho Company, Ltd.	485,200	19,135,296

Macau 0.6%		10,240,672

Wynn Macau, Ltd. (A)(C)	7,412,000	10,240,672

Netherlands 4.4%		73,405,314

Aalberts NV	349,194	11,715,109

ING Groep NV (A)	1,479,744	10,135,799

Koninklijke Ahold Delhaize NV	353,469	9,690,593

NN Group NV	433,868	15,098,959

NXP Semiconductors NV	66,303	8,958,861

Royal Dutch Shell PLC, A Shares	928,987	11,686,227

Signify NV (A)(B)	172,411	6,119,766

Norway 0.7%		12,019,979

DNB ASA	679,823	9,180,866

Yara International ASA (C)	81,128	2,839,113

Singapore 0.5%		9,095,411

DBS Group Holdings, Ltd.	610,600	9,095,411

South Korea 6.5%		109,870,966

GS Retail Company, Ltd.	186,008	5,282,061

Hana Financial Group, Inc.	723,740	19,550,013

KB Financial Group, Inc.	553,090	19,783,921

KT Corp., ADR	1,384,726	13,321,064

POSCO	53,944	9,958,287

Samsung Electronics Company, Ltd.	835,076	41,975,620

Spain 0.9%		14,695,858

Amadeus IT Group SA	99,251	4,728,913

Applus Services SA (A)	1,271,543	9,966,945

Sweden 1.3%		21,001,522

Volvo AB, B Shares (A)	1,080,481	21,001,522

Switzerland 8.5%		142,754,714

Glencore PLC (A)	5,747,882	11,594,880

Novartis AG	500,593	39,007,502

Roche Holding AG	114,558	36,811,098

STMicroelectronics NV	899,820	27,448,216

UBS Group AG	2,395,901	27,893,018

Taiwan 0.5%		8,521,936

Simplo Technology Company, Ltd.	764,000	8,521,936

United Kingdom 12.3%		206,177,948

BAE Systems PLC	2,392,028	12,296,009

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	12

		Shares	Value

United Kingdom (continued)

Coca-Cola European Partners PLC		438,541	$15,660,299

Direct Line Insurance Group PLC		3,541,134	12,101,547

GlaxoSmithKline PLC		769,036	12,841,791

Imperial Brands PLC		1,082,248	17,129,565

Inchcape PLC (A)		1,956,179	12,548,390

Melrose Industries PLC (A)		5,692,233	8,830,215

Nomad Foods, Ltd. (A)		853,166	20,689,276

Persimmon PLC		605,236	18,324,510

Redrow PLC (A)		1,538,733	8,296,297

Rio Tinto, Ltd.		151,158	9,833,396

Smith & Nephew PLC		454,645	7,894,547

Tesco PLC		10,239,183	27,252,177

Unilever PLC		201,681	11,493,614

WH Smith PLC		849,880	10,986,315

United States 0.9%			15,116,266

Applied Materials, Inc.		255,213	15,116,266

	Yield (%)	Shares	Value
Short-term investments 4.0%			$67,737,800
(Cost $67,740,746)

Short-term funds 4.0%			67,737,800

Fidelity Institutional Money Market Government Portfolio, Institutional Class	0.0100(D)	44,022,865	44,022,865

John Hancock Collateral Trust (E)	0.2508(D)	2,369,456	23,714,935

Total investments (Cost $1,767,610,372) 100.9%			$1,695,371,851

Other assets and liabilities, net (0.9%)			(14,936,714)

Total net assets 100.0%			$1,680,435,137

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt

(A)	Non-income producing security.

(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(C)	All or a portion of this security is on loan as of 10-31-20.

(D)	The rate shown is the annualized seven-day yield as of 10-31-20.

(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $1,800,115,273. Net unrealized depreciation aggregated to $104,743,422, of which $114,357,379 related to gross unrealized appreciation and $219,100,801 related to gross unrealized depreciation.

13	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $1,743,892,491) including $39,028,149 of securities loaned	$1,671,656,916
Affiliated investments, at value (Cost $23,717,881)	23,714,935
Total investments, at value (Cost $1,767,610,372)	1,695,371,851
Cash	11,030
Foreign currency, at value (Cost $150,749)	150,919
Dividends and interest receivable	8,750,841
Receivable for fund shares sold	278,540
Receivable for investments sold	14,785,821
Receivable for securities lending income	12,474
Other assets	124,541
Total assets	1,719,486,017
Liabilities
Payable for investments purchased	13,708,298
Payable for fund shares repurchased	1,136,940
Payable upon return of securities loaned	23,720,498
Payable to affiliates
Accounting and legal services fees	64,049
Transfer agent fees	17,200
Distribution and service fees	132
Other liabilities and accrued expenses	403,763
Total liabilities	39,050,880
Net assets	$1,680,435,137
Net assets consist of
Paid-in capital	$2,252,107,689
Total distributable earnings (loss)	(571,672,552)
Net assets	$1,680,435,137

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	14

STATEMENT OF ASSETS AND LIABILITIES 10-31-20 (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($91,365,702 ÷ 8,647,445 shares)[1]	$10.57
Class C ($6,175,976 ÷ 587,406 shares)[1]	$10.51
Class I ($41,670,107 ÷ 3,934,861 shares)	$10.59
Class R2 ($650,372 ÷ 61,487 shares)	$10.58
Class R4 ($129,312 ÷ 12,225 shares)	$10.58
Class R6 ($286,592,309 ÷ 27,051,282 shares)	$10.59
Class NAV ($1,253,851,359 ÷ 118,374,402 shares)	$10.59
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.13

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

15	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$46,583,800
Interest	303,052
Securities lending	256,074
Less foreign taxes withheld	(4,321,323)
Total investment income	42,821,603
Expenses
Investment management fees	12,574,516
Distribution and service fees	342,482
Accounting and legal services fees	309,106
Transfer agent fees	241,600
Trustees’ fees	26,707
Custodian fees	460,567
State registration fees	106,145
Printing and postage	48,056
Professional fees	114,175
Other	118,715
Total expenses	14,342,069
Less expense reductions	(114,180)
Net expenses	14,227,889
Net investment income	28,593,714
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(110,437,507)
Affiliated investments	38,908
(110,398,599)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(119,000,534)
Affiliated investments	(3,798)
(119,004,332)
Net realized and unrealized loss	(229,402,931)
Decrease in net assets from operations	$(200,809,217)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$28,593,714	$42,467,083
Net realized loss	(110,398,599)	(147,878,276)
Change in net unrealized appreciation (depreciation)	(119,004,332)	134,532,189
Increase (decrease) in net assets resulting from operations	(200,809,217)	29,120,996
Distributions to shareholders
From earnings
Class A	(2,524,421)	(4,574,049)
Class C	(151,746)	(410,055)
Class I	(1,921,066)	(12,087,536)
Class R2	(20,292)	(74,864)
Class R4	(2,059)	(5,758)
Class R6	(4,774,446)	(9,067,346)
Class NAV	(33,040,204)	(33,628,195)
Total distributions	(42,434,234)	(59,847,803)
From fund share transactions
Fund share transactions	5,100,183	279,225,098
Issued in reorganization	212,735,649	—
From fund share transactions	217,835,832	279,225,098
Total increase (decrease)	(25,407,619)	248,498,291
Net assets
Beginning of year	1,705,842,756	1,457,344,465
End of year	$1,680,435,137	$1,705,842,756

17	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance

Net asset value, beginning of period	$12.21	$12.42	$14.28	$11.83	$12.04

Net investment income[1]	0.16	0.25	0.20	0.12	0.29	²

Net realized and unrealized gain (loss) on investments	(1.53)	— [3]	(1.71)	2.47	(0.39)

Total from investment operations	(1.37)	0.25	(1.51)	2.59	(0.10)

Less distributions

From net investment income	(0.27)	(0.14)	(0.11)	(0.14)	(0.11)

From net realized gain	—	(0.32)	(0.24)	—	—

Total distributions	(0.27)	(0.46)	(0.35)	(0.14)	(0.11)

Net asset value, end of period	$10.57	$12.21	$12.42	$14.28	$11.83

Total return (%)[4,5]	(11.53)	2.34	(10.87)	22.14	(0.86)

Ratios and supplemental data

Net assets, end of period (in millions)	$91	$114	$124	$129	$36

Ratios (as a percentage of average net assets):

Expenses before reductions	1.23	1.28	1.31	1.36	1.53

Expenses including reductions	1.23	1.27	1.29	1.34	1.37

Net investment income	1.42	2.13	1.41	0.97	2.52	²

Portfolio turnover (%)	99 [6]	96	95	84 [6]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	18

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance

Net asset value, beginning of period	$12.16	$12.35	$14.21	$11.78	$11.98

Net investment income[1]	0.07	0.17	0.10	0.04	0.20 [2]

Net realized and unrealized gain (loss) on investments	(1.54)	— [3]	(1.71)	2.45	(0.38)

Total from investment operations	(1.47)	0.17	(1.61)	2.49	(0.18)

Less distributions

From net investment income	(0.18)	(0.04)	(0.01)	(0.06)	(0.02)

From net realized gain	—	(0.32)	(0.24)	—	—

Total distributions	(0.18)	(0.36)	(0.25)	(0.06)	(0.02)

Net asset value, end of period	$10.51	$12.16	$12.35	$14.21	$11.78

Total return (%)[4,5]	(12.30)	1.67	(11.52)	21.22	(1.42)

Ratios and supplemental data

Net assets, end of period (in millions)	$6	$11	$14	$18	$7

Ratios (as a percentage of average net assets):

Expenses before reductions	1.98	2.00	2.01	2.06	2.23

Expenses including reductions	1.98	1.99	1.99	2.04	2.08

Net investment income	0.63	1.44	0.71	0.32	1.71 [2]

Portfolio turnover (%)	99 [6]	96	95	84 [6]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Excludes merger activity.

19	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance

Net asset value, beginning of period	$12.24	$12.45	$14.32	$11.87	$12.07

Net investment income[1]	0.19	0.27	0.24	0.18	0.25 [2]

Net realized and unrealized gain (loss) on investments	(1.54)	0.02 [3]	(1.72)	2.44	(0.30)

Total from investment operations	(1.35)	0.29	(1.48)	2.62	(0.05)

Less distributions

From net investment income	(0.30)	(0.18)	(0.15)	(0.17)	(0.15)

From net realized gain	—	(0.32)	(0.24)	—	—

Total distributions	(0.30)	(0.50)	(0.39)	(0.17)	(0.15)

Net asset value, end of period	$10.59	$12.24	$12.45	$14.32	$11.87

Total return (%)[4]	(11.36)	2.73	(10.65)	22.45	(0.45)

Ratios and supplemental data

Net assets, end of period (in millions)	$42	$88	$303	$357	$201

Ratios (as a percentage of average net assets):

Expenses before reductions	0.98	1.01	1.02	1.05	1.21

Expenses including reductions	0.98	0.98	0.98	1.03	1.08

Net investment income	1.62	2.22	1.75	1.38	2.13 [2]

Portfolio turnover (%)	99 [5]	96	95	84 [5]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	20

CLASS R2 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance

Net asset value, beginning of period	$12.22	$12.42	$14.29	$11.85	$12.05

Net investment income[1]	0.15	0.24	0.20	0.12	0.30 [2]

Net realized and unrealized gain (loss) on investments	(1.53)	0.01 [3]	(1.73)	2.45	(0.40)

Total from investment operations	(1.38)	0.25	(1.53)	2.57	(0.10)

Less distributions

From net investment income	(0.26)	(0.13)	(0.10)	(0.13)	(0.10)

From net realized gain	—	(0.32)	(0.24)	—	—

Total distributions	(0.26)	(0.45)	(0.34)	(0.13)	(0.10)

Net asset value, end of period	$10.58	$12.22	$12.42	$14.29	$11.85

Total return (%)[4]	(11.61)	2.32	(11.01)	21.92	(0.87)

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1	$3	$18	$8

Ratios (as a percentage of average net assets):

Expenses before reductions	1.32	1.35	1.41	1.43	1.61

Expenses including reductions	1.32	1.34	1.39	1.42	1.61

Net investment income	1.30	1.98	1.39	0.94	2.57 [2]

Portfolio turnover (%)	99 [5]	96	95	84 [5]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Excludes merger activity.

21	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17		10-31-16

Per share operating performance
Net asset value, beginning of period	$12.22	$12.44	$14.30	$11.86		$12.06
Net investment income[1]	0.18	0.22	0.20	0.16		0.33 [2]
Net realized and unrealized gain (loss) on investments	(1.54)	0.04 [3]	(1.69)	2.45		(0.40)
Total from investment operations	(1.36)	0.26	(1.49)	2.61		(0.07)
Less distributions
From net investment income	(0.28)	(0.16)	(0.13)	(0.17)		(0.13)
From net realized gain	—	(0.32)	(0.24)	—		—
Total distributions	(0.28)	(0.48)	(0.37)	(0.17)		(0.13)
Net asset value, end of period	$10.58	$12.22	$12.44	$14.30		$11.86
Total return (%)[4]	(11.44)	2.45	(10.70)	22.30		(0.57)

Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$—	[5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.25	1.25	1.26		1.37
Expenses including reductions	1.11	1.14	1.13	1.14		1.37
Net investment income	1.68	1.84	1.42	1.22		2.84 [2]

Portfolio turnover (%)	99 [6]	96	95	84	[6]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Less than $500,000.
[6]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	22

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16

Per share operating performance

Net asset value, beginning of period	$12.24	$12.46	$14.32	$11.87	$12.08

Net investment income[1]	0.20	0.31	0.26	0.18	0.34 [2]

Net realized and unrealized gain (loss) on investments	(1.54)	(0.01)	(1.71)	2.46	(0.39)

Total from investment operations	(1.34)	0.30	(1.45)	2.64	(0.05)

Less distributions

From net investment income	(0.31)	(0.20)	(0.17)	(0.19)	(0.16)

From net realized gain	—	(0.32)	(0.24)	—	—

Total distributions	(0.31)	(0.52)	(0.41)	(0.19)	(0.16)

Net asset value, end of period	$10.59	$12.24	$12.46	$14.32	$11.87

Total return (%)[3]	(11.28)	2.77	(10.50)	22.59	(0.41)

Ratios and supplemental data

Net assets, end of period (in millions)	$287	$186	$219	$140	$46

Ratios (as a percentage of average net assets):

Expenses before reductions	0.87	0.89	0.92	0.95	1.12

Expenses including reductions	0.86	0.88	0.88	0.92	0.95

Net investment income	1.86	2.57	1.90	1.41	2.92 [2]

Portfolio turnover (%)	99 [4]	96	95	84 [4]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.

23	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$12.24	$12.46	$14.32	$11.87	$12.07
Net investment income[1]	0.20	0.32	0.23	0.17	0.34 [2]
Net realized and unrealized gain (loss) on investments	(1.54)	(0.02)	(1.69)	2.47	(0.38)
Total from investment operations	(1.34)	0.30	(1.46)	2.64	(0.04)
Less distributions
From net investment income	(0.31)	(0.20)	(0.16)	(0.19)	(0.16)
From net realized gain	—	(0.32)	(0.24)	—	—
Total distributions	(0.31)	(0.52)	(0.40)	(0.19)	(0.16)
Net asset value, end of period	$10.59	$12.24	$12.46	$14.32	$11.87
Total return (%)[3]	(11.28)	2.77	(10.43)	22.50	(0.33)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,254	$1,305	$794	$327	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.88	0.90	0.94	1.10
Expenses including reductions	0.85	0.87	0.88	0.92	0.95
Net investment income	1.82	2.73	1.71	1.34	2.90 [2]
Portfolio turnover (%)	99 [4]	96	95	84 [4]	63

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	24

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the

25	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Austria	$9,145,984	—	$9,145,984	—
Bermuda	20,743,458	$20,743,458	—	—
Brazil	6,617,907	6,617,907	—	—
Canada	58,297,590	58,297,590	—	—
China	32,120,877	—	32,120,877	—
Denmark	13,889,117	—	13,889,117	—
Finland	24,880,378	—	24,880,378	—
France	233,553,566	—	233,553,566	—
Germany	120,752,078	—	120,752,078	—
Greece	11,254,218	—	11,254,218	—
Hong Kong	28,402,079	—	28,402,079	—
Hungary	14,899,991	—	14,899,991	—
India	12,073,428	12,073,428	—	—
Indonesia	13,361,742	—	13,361,742	—
Ireland	14,582,349	—	14,582,349	—
Isle of Man	5,818,466	—	5,818,466	—
Italy	26,234,489	—	26,234,489	—
Japan	358,105,748	—	358,105,748	—
Macau	10,240,672	—	10,240,672	—

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	26

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Netherlands	$73,405,314	$8,958,861	$64,446,453	—
Norway	12,019,979	—	12,019,979	—
Singapore	9,095,411	—	9,095,411	—
South Korea	109,870,966	13,321,064	96,549,902	—
Spain	14,695,858	—	14,695,858	—
Sweden	21,001,522	—	21,001,522	—
Switzerland	142,754,714	—	142,754,714	—
Taiwan	8,521,936	—	8,521,936	—
United Kingdom	206,177,948	36,349,575	169,828,373	—
United States	15,116,266	15,116,266	—	—
Short-term investments	67,737,800	67,737,800	—	—
Total investments in securities	$1,695,371,851	$239,215,949	$1,456,155,902	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex- date, except for dividends of certain foreign securities where the dividend may not be known until after the ex- date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non- cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2020, the fund loaned securities valued at $39,028,149 and received $23,720,498 of cash collateral.

27	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

In addition, non- cash collateral of approximately $18,145,328 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $9,005.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	28

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $304,160,617 and a long-term capital loss carryforward of $190,129,749 available to offset future net realized capital gains. These carryforwards do not expire.

Due to prior year merger activity, $386,490,827 of the total capital loss carryforward as of October 31, 2020, are limited to $2,610,689 each fiscal year due to IRC Section 382 Limitation. Any unused portion of this limitation will carryforward to the following fiscal years.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$42,434,234	$21,862,196
Long-term capital gains	—	37,985,607
Total	$42,434,234	$59,847,803

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $27,081,147 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

29	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis based on the following: If aggregate average daily net assets are less than $300 million, then the management fee rate is 0.825% of all aggregate average daily net assets. If aggregate average daily net assets equal or exceed $300 million but are less than $2.5 billion, then the management fee rate is 0.775% of all aggregate average daily net assets. If aggregate average daily net assets exceed $2.5 billion, then the following fee schedule shall apply: a) 0.775% of the first $2.5 billion of aggregate average daily net assets; b) 0.750% of the next $500 million of aggregate average daily net assets; and c) 0.725% of the excess over $3 billion of aggregate average daily net assets. Aggregate net assets include the aggregate net assets of the fund, JHF II International Value Fund, JHVIT Disciplined Value International Trust (formerly known as JHVIT International Value Trust), and Global Disciplined Value (Ex-U.S.) Fund, a sub-fund of Manulife Investment Management I PLC. Prior to February 12, 2020, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $500 million of the fund’s aggregate average daily net assets; b) 0.800% of the next $1 billion of the fund’s aggregate average daily net assets; c) 0.775% of the next $1 billion of the fund’s aggregate average daily net assets; d) 0.750% of the next $500 million of the fund’s aggregate average daily net assets; and e) 0.725% of the aggregate average daily net assets in excess of $3 billion. Aggregate net assets included the net assets of the fund and Manulife Global Disciplined Value (ex-U.S.) Fund, a sub-fund of Manulife Investment Management I PLC. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class’s average daily net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. This waiver expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	30

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$7,329
Class C	579
Class I	4,392
Class R2	61

Class	Expense reduction
Class R4	$8
Class R6	14,636
Class NAV	87,069
Total	$114,074

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.78% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund’s Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $106 for Class R4 shares for the year ended October 31, 2020.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $91,946 for the year ended October 31, 2020. Of this amount, $15,499 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $76,447 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $1,112 and $308 for Class A and Class C shares, respectively.

31	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services),an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes:Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$257,221	$127,907
Class C	81,069	10,099
Class I	—	77,149
Class R2	3,827	110
Class R4	365	13
Class R6	—	26,322
Total	$342,482	$241,600

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$18,065,542	5	0.641%	$1,609

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class A shares

Sold	1,517,988	$16,653,118	2,007,527	$23,605,125

Distributions reinvested	202,693	2,503,255	401,952	4,534,023

Repurchased	(2,448,110)	(26,818,602)	(3,033,741)	(35,727,652)

Net decrease	(727,429)	$(7,662,229)	(624,262)	$(7,588,504)

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	32

	Year Ended 10-31-20		Year Ended 10-31-19
	Shares	Amount	Shares	Amount

Class C shares

Sold	39,382	$428,140	195,740	$2,229,904

Distributions reinvested	12,212	151,067	35,948	406,213

Repurchased	(333,010)	(3,708,294)	(525,329)	(6,195,117)

Net decrease	(281,416)	$(3,129,087)	(293,641)	$(3,559,000)

Class I shares

Sold	1,888,735	$19,154,631	2,769,735	$32,892,402

Distributions reinvested	155,250	1,917,338	1,071,192	12,072,330

Repurchased	(5,318,696)	(57,912,423)	(20,991,097)	(239,520,422)

Net decrease	(3,274,711)	$(36,840,454)	(17,150,170)	$(194,555,690)

Class R2 shares

Sold	16,813	$188,455	28,703	$338,849

Distributions reinvested	1,389	17,186	3,904	44,075

Repurchased	(63,488)	(729,549)	(135,090)	(1,620,944)

Net decrease	(45,286)	$(523,908)	(102,483)	$(1,238,020)

Class R4 shares

Sold	6,082	$63,621	1,294	$15,390

Distributions reinvested	167	2,059	510	5,758

Repurchased	(387)	(4,568)	(9,829)	(114,996)

Net increase (decrease)	5,862	$61,112	(8,025)	$(93,848)

Class R6 shares

Sold	7,725,997	$88,518,617	4,428,683	$52,550,822

Issued in reorganization (Note 9)	8,101,537	90,399,381	—	—

Distributions reinvested	386,854	4,773,778	804,540	9,067,165

Repurchased	(4,383,489)	(48,804,538)	(7,571,611)	(90,260,425)

Net increase (decrease)	11,830,899	$134,887,238	(2,338,388)	$(28,642,438)

Class NAV shares

Sold	13,228,617	$144,298,555	50,935,318	$612,113,831

Issued in reorganization (Note 9)	10,965,962	122,336,268	—	—

Distributions reinvested	2,677,488	33,040,204	2,986,518	33,628,195

Repurchased	(15,111,145)	(168,631,867)	(11,040,555)	(130,839,428)

Net increase	11,760,922	$131,043,160	42,881,281	$514,902,598

Total net increase	19,268,841	$217,835,832	22,364,312	$279,225,098
Affiliates of the fund owned 84% of shares of Class NAV on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

33	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,538,099,987 and $1,558,260,120, respectively, for the year ended October 31,2020.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 61.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	22.4%
JHF II Multimanager Lifestyle Balanced Portfolio	15.6%
JHF II Multimanager Lifestyle Aggressive Portfolio	9.4%

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain(loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	2,369,456	$15,987,539	$298,844,943	$(291,152,657)	$38,908	$(3,798)	$256,074	—	$23,714,935

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 9 — Reorganization

On October 2, 2020, the shareholders of John Hancock Funds II (JHF II) International Value Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Disciplined Value International Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Acquired Fund and Acquiring Fund will bear a pro-rata portion of the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 16, 2020. The following outlines the reorganization:

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	34

Acquiring Fund	Acquired Fund	Net Asset Value of the Acquired Fund	Appreciation of the Acquired Fund’s Investments	Shares Redeemed by the Acquired Fund	Shares Issued by the Acquiring Fund	Acquiring Fund Net Assets Prior to Combination	Acquiring Fund Total Net Assets After Combination
Disciplined Value International Fund	JHF II International Value Fund	$212,735,649	$1,158,500	17,328,885	19,067,499	$1,559,290,766	$1,772,026,415

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations at October 31, 2020. See Note 5 for capital shares issued in connection with the above referenced reorganization.

Assuming the acquisition had been completed on November 1, 2019, the beginning of the reporting period, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$32,787,043
Net realized and unrealized gain (loss)	(250,969,144)
Increase (decrease) in net assets from operations	($218,182,101)

Note 10 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

35	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the Fund ) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	36

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $46,386,231. The fund intends to pass through foreign tax credits of $3,767,467.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A -3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

37	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the“1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	38

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

39	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the fund outperformed the peer group median for the five-year period and underperformed the peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the five-year period. The Board took into account management’s discussion of the factors that contributed to the Trust’s performance for the benchmark index for the one-, three- and five-year periods and to the peer group median for the one- and three-year periods including the impact of past and current market conditions on the Fund’s strategy and management’s outlook for the Fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	40

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

41	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	42

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

43	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	44

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other directorships during past 5 years

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/ Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014- 2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

45	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other directorships during past 5 years

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000- 2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000- 2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014- 2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high- end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001- 2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989- 2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982- 1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	46

Independent Trustees (continued)

Name, year of birth	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other directorships during past 5 years

Gregory A. Russo, Born: 1949	2009	196

Trustee

Director and Audit Committee Chairman (2012- 2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014- 2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]

Name, year of birth	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee
Position(s) held with Trust
Principal occupation(s) and other directorships during past 5 years

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017- 2019); Member, Board of Directors, Manulife Assurance Canada (2015- 2017); Board Member, St. Mary’s General Hospital Foundation (2014- 2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013- 2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

47	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth	Officer of the Trust since
Position(s) held with Trust
Principal occupation(s) during past 5 years

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The	business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The

Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	48

More information

Trustees	Investment advisor
Hassell H. McClellan,Chairperson	John Hancock Investment Management LLC
Steven R. Pruchansky,Vice Chairperson
Andrew G. Arnott†	Subadvisor
Charles L. Bardelis*	Boston Partners Global Investors, Inc.
James R. Boyle
Peter S. Burgess*	Portfolio Managers
William H. Cunningham	Joseph F. Feeney,Jr., CFA
Grace K. Fey	Christopher K. Hart, CFA
Marianne Harrison†	Joshua M. Jones, CFA
Deborah C. Jackson	Joshua C. White, CFA
James M. Oates*
Frances G. Rathke1,*	Principal distributor
Gregory A. Russo	John Hancock Investment Management
Distributors LLC
Officers
Andrew G. Arnott	Custodian
President	Citibank, N.A.
Charles A. Rizzo
Chief Financial Officer	Transfer agent
Salvatore Schiavone	John Hancock Signature Services, Inc.
Treasurer
Christopher (Kit) Sechler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP
Trevor Swanberg[2]
Chief Compliance Officer	Independent registered public accounting firm
PricewaterhouseCoopers LLP
* Member of the Audit Committee
† Non-Independent Trustee
[1] Appointed as Independent Trustee effective as of September 15, 2020
[2] Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings,and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:

jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

49	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

∎	Added security: Password protection helps you safely retrieve documents online

∎	Save time: Receive instant email notification once statements are available
∎	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

∎	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.

∎	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.

∎	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.

∎	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and

Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND

GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399312	455A 10/20 12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Emerging Markets Equity Fund

2	Your fund at a glance

5	Manager’s discussion of portfolio performance

7	A look at performance

9	Your expenses

11	Fund’s investments

14	Financial statements

17	Financial highlights

24	Notes to financial statements

33	Report of independent registered public accounting firm

34	Tax information

35	Continuation of investment advisory and subadvisory agreements

42	Trustees and Officers

46	More information

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Recovery in the face of a pandemic lifted emerging-market equities

Most emerging-market equities posted positive returns despite the economic shock from the coronavirus pandemic, as aggressive monetary and fiscal policy responses and selected countries’ success in stemming the virus’s spread provided positive catalysts.

The fund outpaced its benchmark index

The fund outperformed its benchmark, the MSCI Emerging Markets Index, by a wide margin, owing in part to the overall positive impact from our stock selection in the communication services, financials, and consumer discretionary sectors.

Mixed impact in information technology
In information technology, relative performance was aided by the fund’s modest overweight, although stock picking in the sector had a modest negative impact.

PORTFOLIO COMPOSITION AS OF 10/31/2020 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	3

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

4	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Manager’s discussion of fund performance

What were the main drivers of emerging-market equity performance during the 12 months ended October 31, 2020?

Emerging-market stocks posted positive returns, measured by the fund’s benchmark, the MSCI Emerging Markets Index, as they recovered from a sharp decline in March triggered by the coronavirus pandemic and its devastating economic impact. By early summer, the benchmark had made up all the ground lost in the pandemic-driven sell-off. In response to the coronavirus’s rapid spread and resulting economic restrictions, key central banks provided a positive catalyst by acting forcefully to unblock markets with liquidity injections while embracing accommodative policies designed to stabilize the global economy. Indicators showed that recoveries began to take hold in selected emerging markets, such as China, South Korea, and Taiwan. Stages of infection and the success of public health and economic policy responses varied widely across emerging markets; generally, however, most saw improvements in addressing the crisis and its economic impact, given the gradual lifting of coronavirus-related restrictions and mostly favorable news on vaccine development. Toward the end of the period, the market’s positive momentum slowed somewhat amid a growing realization that the hoped-for V-shaped economic recovery would fall short of returning things to where they were prior to the pandemic.

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		TOP 10 COUNTRIES AS OF 10/31/2020 (% of net assets)
Tencent Holdings, Ltd.	5.6	China	34.8

Samsung Electronics Company, Ltd.	5.2	South Korea	12.7

Taiwan Semiconductor Manufacturing Company, Ltd.	5.0	Taiwan	11.3

Alibaba Group Holding, Ltd.	3.0	India	9.7

Naspers, Ltd., N Shares	2.8	Hong Kong	8.4

Reliance Industries, Ltd.	2.7	Russia	5.0

MediaTek, Inc.	2.7	Brazil	4.2

LG Chem, Ltd.	2.2	South Africa	2.8

Meituan, Class B	2.1	United Kingdom	2.0

HDFC Bank, Ltd.	2.1	Singapore	2.0

TOTAL	33.4	TOTAL	92.9

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	5

How did the fund perform?

The fund outperformed the benchmark, owing in part to the overall positive impact from stock selection in sectors such as communication services, financials, and consumer discretionary. In the information technology sector, relative performance was aided by a modest overweight. Across all other sectors, the overall effect of

MANAGED BY Kathryn Langridge Philip Ehrmann

security selection was positive. From a geographic perspective, selection in China significantly added to relative performance, offsetting a negative impact from the fund’s modest underweight in the country, which outperformed relative to the benchmark.

What were the key drivers of relative performance?

The positions that had the most positive impact on relative performance were two Chinese companies, Ping An Healthcare and Technology Company, Ltd. and Kingdee International Software Group Company, Ltd. Other notable contributors were semiconductor designer MediaTek, Inc. (Taiwan), internet search engine provider NAVER Corp. (South Korea), and China Tourism Group Duty Free Corp., Ltd., one of China’s leading duty-free domestic airport retailers.

The fund’s modest underweight in Alibaba Group Holding Ltd. was a significant detractor from relative performance, as shares of the Chinese e-commerce giant outperformed the fund’s benchmark—of which Alibaba is the largest component—by a wide margin. While we’ve maintained a positive view of Alibaba, we seek to adhere to an internal rule to limit individual positions such as Alibaba to no more than 5% of overall exposure as a risk diversification measure. Other positions that significantly weighed on relative performance were payment and credit card processing company Network International Holdings PLC (United Arab Emirates) and energy company LUKOIL PJSC (Russia).

The views expressed in this report are exclusively those of Katherine Langridge and Philip Ehrmann, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-16-15)	5-year	Since inception (6-16-15)
Class A	14.96	8.89	6.10	53.07	37.52
Class C	19.26	9.24	6.39	55.53	39.51
Class I1	21.51	10.31	7.43	63.34	47.00
Class R2[1]	21.15	10.11	7.22	61.82	45.48
Class R4[1]	21.47	10.27	7.37	63.06	46.59
Class R6[1]	21.61	10.44	7.55	64.33	47.90
Class NAV[1]	21.62	10.44	7.55	64.33	47.89
Index†	8.25	7.92	4.93	46.36	29.53

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.43	2.13	1.13	1.53	1.38	1.03	1.02
Net (%)	1.29	1.99	0.99	1.39	1.14	0.89	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.
See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-16-15	13,951	13,951	12,953
Class I1	6-16-15	14,700	14,700	12,953
Class R2[1]	6-16-15	14,548	14,548	12,953
Class R4[1]	6-16-15	14,659	14,659	12,953
Class R6[1]	6-16-15	14,790	14,790	12,953
Class NAV[1]	6-16-15	14,789	14,789	12,953

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.

[2]	The contingent deferred sales charge is not applicable.

8	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020,by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,322.50	$8.29	1.42%
	Hypothetical example	1,000.00	1,018.00	7.20	1.42%
Class C	Actual expenses/actual returns	1,000.00	1,318.80	12.30	2.11%
	Hypothetical example	1,000.00	1,014.50	10.68	2.11%
Class I	Actual expenses/actual returns	1,000.00	1,325.20	6.43	1.10%
	Hypothetical example	1,000.00	1,019.60	5.58	1.10%
Class R2	Actual expenses/actual returns	1,000.00	1,322.80	8.23	1.41%
	Hypothetical example	1,000.00	1,018.00	7.15	1.41%
Class R4	Actual expenses/actual returns	1,000.00	1,325.50	6.78	1.16%
	Hypothetical example	1,000.00	1,019.30	5.89	1.16%
Class R6	Actual expenses/actual returns	1,000.00	1,326.20	5.91	1.01%
	Hypothetical example	1,000.00	1,020.10	5.13	1.01%
Class NAV	Actual expenses/actual returns	1,000.00	1,326.20	5.85	1.00%
	Hypothetical example	1,000.00	1,020.10	5.08	1.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20
	Shares	Value

Common stocks 89.5%		$1,650,022,616
(Cost $1,162,230,512)

Argentina 1.3%		24,357,485

MercadoLibre, Inc. (A)	20,063	24,357,485

Brazil 2.1%		39,341,082

Magazine Luiza SA	4,988,000	21,410,859

Pagseguro Digital, Ltd., Class A (A)	489,763	17,930,223

China 34.8%		641,718,360

Alibaba Group Holding, Ltd. (A)	1,470,208	55,711,873

Alibaba Group Holding, Ltd., ADR (A)	125,403	38,209,040

Centre Testing International Group Company, Ltd., Class A	3,357,843	13,540,265

China Conch Venture Holdings, Ltd.	3,955,000	17,610,846

China Merchants Bank Company, Ltd., Class A	3,108,173	18,496,312

China Tourism Group Duty Free Corp., Ltd., Class A	852,616	25,417,284

Glodon Company, Ltd., Class A	1,832,096	19,505,965

Hangzhou Tigermed Consulting Company, Ltd., A Shares	1,087,661	20,202,372

JD.com, Inc. (A)	599,534	24,454,104

JD.com, Inc., ADR (A)	205,255	16,732,388

Kingdee International Software Group Company, Ltd. (A)	9,381,000	24,768,252

Li Ning Company, Ltd.	3,709,000	19,331,087

Lufax Holding, Ltd., ADR (A)	2,354,522	30,255,608

Meituan, Class B (A)	1,042,700	38,871,009

NARI Technology Company, Ltd., Class A	4,517,767	14,039,407

Ping An Bank Company, Ltd., Class A	12,855,567	34,115,448

Ping An Healthcare and Technology Company, Ltd. (A)(B)	1,701,300	21,953,013

Ping An Insurance Group Company of China, Ltd., H Shares	3,103,500	32,089,177

Proya Cosmetics Company, Ltd., Class A	313,675	8,111,689

Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	352,852	20,425,184

TAL Education Group, ADR (A)	312,283	20,754,328

Tencent Holdings, Ltd.	1,355,600	103,575,502

Wuxi Biologics Cayman, Inc. (A)(B)	838,500	23,548,207

Hong Kong 8.4%		154,199,781

AIA Group, Ltd.	3,347,000	31,853,989

Alibaba Health Information Technology, Ltd. (A)	9,936,000	26,056,477

China Resources Beer Holdings Company, Ltd.	4,598,000	28,528,669

Hong Kong Exchanges & Clearing, Ltd.	721,700	34,582,938

Sun Art Retail Group, Ltd.	9,600,000	10,401,050

Techtronic Industries Company, Ltd.	1,691,000	22,776,658

India 9.7%		178,046,051

HDFC Bank, Ltd. (A)	2,422,202	38,644,832

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	11

	Shares	Value
India (continued)

Hindustan Unilever, Ltd.	1,055,900	$29,576,091

Housing Development Finance Corp., Ltd.	702,047	18,189,236

Infosys, Ltd.	1,194,903	17,116,330

Reliance Industries, Ltd.	1,790,865	49,889,392

Reliance Industries, Ltd., Partly Paid Up Shares	143,689	2,300,377

UltraTech Cement, Ltd.	363,896	22,329,793

Indonesia 1.3%		23,141,796

Bank Central Asia Tbk PT	11,761,100	23,141,796

Poland 0.8%		14,684,733

Dino Polska SA (A)(B)	267,095	14,684,733

Russia 5.0%		91,242,282

LUKOIL PJSC, ADR	465,330	23,773,710

Sberbank of Russia PJSC, ADR	1,880,317	19,010,005

X5 Retail Group NV, GDR	645,018	22,672,100

Yandex NV, Class A (A)	447,915	25,786,467

Singapore 2.0%		37,010,140

Sea, Ltd., ADR (A)	234,687	37,010,140

South Africa 2.8%		52,360,618

Naspers, Ltd., N Shares	268,203	52,360,618

South Korea 7.5%		137,965,157

LG Chem, Ltd.	73,732	40,204,680

LG Household & Health Care, Ltd.	21,247	28,170,966

NAVER Corp.	130,710	33,444,896

SK Hynix, Inc.	509,489	36,144,615

Taiwan 11.3%		208,897,894

ASE Technology Holding Company, Ltd.	7,931,000	17,801,659

eMemory Technology, Inc.	564,000	11,280,934

LandMark Optoelectronics Corp.	2,517,000	23,353,759

MediaTek, Inc.	2,088,000	49,632,328

Taiwan Semiconductor Manufacturing Company, Ltd.	6,112,000	92,472,574

Win Semiconductors Corp.	1,316,000	14,356,640

United Arab Emirates 0.5%		9,595,513

Network International Holdings PLC (A)(B)	3,344,061	9,595,513

United Kingdom 2.0%		37,461,724

Anglo American PLC	1,596,611	37,461,724

12	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value

Preferred securities 7.3%			$134,629,507

(Cost $92,315,123)

Brazil 2.1%			38,700,289

Gerdau SA		4,729,400	17,976,492

Itau Unibanco Holding SA		5,064,400	20,723,797

South Korea 5.2%			95,929,218

Samsung Electronics Company, Ltd.		2,156,444	95,929,218

	Yield (%)	Shares	Value

Short-term investments 4.9%			$90,352,623

(Cost $90,352,623)

Short-term funds 4.9%			90,352,623

JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0100(C)	90,352,623	90,352,623

Total investments (Cost $1,344,898,258) 101.7%			$1,875,004,746

Other assets and liabilities, net (1.7%)			(31,606,780)

Total net assets 100.0%			$1,843,397,966

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt GDR Global Depositary Receipt

(A)	Non-income producing security.

(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(C)	The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $1,360,226,136. Net unrealized appreciation aggregated to $514,778,610, of which $551,284,177 related to gross unrealized appreciation and $36,505,567 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $1,344,898,258)	$1,875,004,746
Foreign currency, at value (Cost $11,039)	10,842
Dividends and interest receivable	3,014,062
Receivable for fund shares sold	55,802
Receivable for investments sold	6,662,278
Other assets	121,302
Total assets	1,884,869,032
Liabilities
Foreign capital gains tax payable	4,897,953
Payable for investments purchased	32,406,338
Payable for fund shares repurchased	3,741,423
Payable to affiliates
Accounting and legal services fees	68,948
Transfer agent fees	1,106
Distribution and service fees	82
Trustees’ fees	422
Other liabilities and accrued expenses	354,794
Total liabilities	41,471,066
Net assets	$1,843,397,966
Net assets consist of
Paid-in capital	$1,251,553,263
Total distributable earnings (loss)	591,844,703
Net assets	$1,843,397,966

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,104,865 ÷ 315,914 shares)[1]	$12.99
Class C ($603,787 ÷ 47,578 shares)[1]	$12.69
Class I ($6,476,038 ÷ 497,098 shares)	$13.03
Class R2 ($95,892 ÷ 7,385 shares)	$12.98
Class R4 ($84,263 ÷ 6,473 shares)	$13.02
Class R6 ($2,013,914 ÷ 154,469 shares)	$13.04
Class NAV ($1,830,019,207 ÷ 140,388,642 shares)	$13.04
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.67

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$29,914,867
Interest	243,314
Less foreign taxes withheld	(2,788,188)
Total investment income	27,369,993

Expenses
Investment management fees	17,605,967
Distribution and service fees	14,933
Accounting and legal services fees	358,010
Transfer agent fees	7,394
Trustees’ fees	31,273
Custodian fees	828,985
State registration fees	91,400
Printing and postage	21,867
Professional fees	105,246
Other	129,024
Total expenses	19,194,099
Less expense reductions	(344,438)
Net expenses	18,849,661
Net investment income	8,520,332
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	119,771,208 [1]
119,771,208
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	244,087,057
244,087,057
Net realized and unrealized gain	363,858,265
Increase in net assets from operations	$372,378,597

[1]	Net of foreign taxes of $(1,272,008).

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$8,520,332	$41,809,054
Net realized gain (loss)	119,771,208	(53,004,660)
Change in net unrealized appreciation (depreciation)	244,087,057	254,052,793
Increase in net assets resulting from operations	372,378,597	242,857,187
Distributions to shareholders
From earnings
Class A	(72,935)	(178,084)
Class C	(2,533)	(7,905)
Class I	(5,271)	(5,348)
Class R2	(1,731)	(3,759)
Class R4	(1,313)	(3,714)
Class R6	(28,750)	(38,064)
Class NAV	(48,499,558)	(99,101,719)
Total distributions	(48,612,091)	(99,338,593)
From fund share transactions	(495,095,024)	857,990,056
Total increase (decrease)	(171,328,518)	1,001,508,650
Net assets
Beginning of year	2,014,726,484	1,013,217,834
End of year	$1,843,397,966	$2,014,726,484

16	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.95	$10.19	$11.85	$9.29	$8.99
Net investment income[1]	— [2]	0.19	0.10	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.27	1.27	(1.59)	2.53	0.28
Total from investment operations	2.27	1.46	(1.49)	2.57	0.30
Less distributions
From net investment income	(0.23)	(0.04)	(0.04)	(0.01)	—
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.23)	(0.70)	(0.17)	(0.01)	—
Net asset value, end of period	$12.99	$10.95	$10.19	$11.85	$9.29
Total return (%)[3,4]	21.04	15.56	(12.79)	27.78	3.34
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$3	$3	$3	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.42	1.44	1.51	1.58
Expenses including reductions	1.43	1.42	1.44	1.50	1.50
Net investment income	0.02	1.80	0.87	0.37	0.24
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	17

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.71	$10.00	$11.68	$9.20	$8.97
Net investment income (loss)[1]	(0.08)	0.11	— [2]	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	2.22	1.26	(1.55)	2.53	0.26
Total from investment operations	2.14	1.37	(1.55)	2.48	0.23
Less distributions
From net investment income	(0.16)	—	—	—	—
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.16)	(0.66)	(0.13)	—	—
Net asset value, end of period	$12.69	$10.71	$10.00	$11.68	$9.20
Total return (%)[3,4]	20.26	14.74	(13.44)	26.96	2.56
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	2.12	2.14	2.21	2.28
Expenses including reductions	2.13	2.12	2.14	2.20	2.20
Net investment income (loss)	(0.70)	1.08	(0.03)	(0.53)	(0.36)
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than $500,000.

18	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.98	$10.22	$11.89	$9.31	$9.00
Net investment income[1]	0.01	0.26	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.30	1.24	(1.59)	2.55	0.27
Total from investment operations	2.31	1.50	(1.47)	2.62	0.32
Less distributions
From net investment income	(0.26)	(0.08)	(0.07)	(0.04)	(0.01)
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.26)	(0.74)	(0.20)	(0.04)	(0.01)
Net asset value, end of period	$13.03	$10.98	$10.22	$11.89	$9.31
Total return (%)[2]	21.51	15.81	(12.52)	28.15	3.53
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.13	1.15	1.20	1.26
Expenses including reductions	1.12	1.12	1.15	1.20	1.25
Net investment income	0.07	2.53	0.97	0.66	0.63
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	19

CLASS R2 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.95	$10.19	$11.86	$9.30	$8.99
Net investment income[1]	0.01	0.21	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investments	2.26	1.27	(1.58)	2.54	0.27
Total from investment operations	2.27	1.48	(1.49)	2.59	0.31
Less distributions
From net investment income	(0.24)	(0.06)	(0.05)	(0.03)	—
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.24)	(0.72)	(0.18)	(0.03)	—
Net asset value, end of period	$12.98	$10.95	$10.19	$11.86	$9.30
Total return (%)[2]	21.15	15.67	(12.74)	27.94	3.45
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.34	1.30	1.36	1.42
Expenses including reductions	1.40	1.33	1.29	1.35	1.41
Net investment income	0.05	2.02	0.71	0.47	0.44
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.

20	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.97	$10.21	$11.88	$9.31	$8.99
Net investment income[1]	0.03	0.20	0.10	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.27	1.29	(1.58)	2.55	0.27
Total from investment operations	2.30	1.49	(1.48)	2.61	0.32
Less distributions
From net investment income	(0.25)	(0.07)	(0.06)	(0.04)	—	[2]
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.25)	(0.73)	(0.19)	(0.04)	—	[2]
Net asset value, end of period	$13.02	$10.97	$10.21	$11.88	$9.31
Total return (%)[3]	21.47	15.77	(12.58)	28.04	3.59
Ratios and supplemental data
Net assets, end of period (in millions)	$— [4]	$— [4]	$— [4]	$— [4]	$—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.28	1.31	1.36	1.42
Expenses including reductions	1.17	1.17	1.20	1.26	1.31
Net investment income	0.26	1.93	0.82	0.59	0.54
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	21

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.99	$10.22	$11.89	$9.32	$9.00
Net investment income[1]	0.05	0.26	0.17	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.27	1.26	(1.63)	2.53	0.27
Total from investment operations	2.32	1.52	(1.46)	2.62	0.33
Less distributions
From net investment income	(0.27)	(0.09)	(0.08)	(0.05)	(0.01)
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.27)	(0.75)	(0.21)	(0.05)	(0.01)
Net asset value, end of period	$13.04	$10.99	$10.22	$11.89	$9.32
Total return (%)[2]	21.61	16.08	(12.52)	28.33	3.69
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$1	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.02	1.05	1.11	1.17
Expenses including reductions	1.02	1.01	1.04	1.10	1.14
Net investment income	0.48	2.48	1.45	0.88	0.71
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.

22	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$10.99	$10.22	$11.89	$9.32	$9.00
Net investment income[1]	0.05	0.24	0.14	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.27	1.28	(1.60)	2.54	0.26
Total from investment operations	2.32	1.52	(1.46)	2.62	0.33
Less distributions
From net investment income	(0.27)	(0.09)	(0.08)	(0.05)	(0.01)
From net realized gain	—	(0.66)	(0.13)	—	—
Total distributions	(0.27)	(0.75)	(0.21)	(0.05)	(0.01)
Net asset value, end of period	$13.04	$10.99	$10.22	$11.89	$9.32
Total return (%)[2]	21.62	16.10	(12.51)	28.33	3.65
Ratios and supplemental data
Net assets, end of period (in millions)	$1,830	$2,010	$1,010	$1,076	$859
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	1.04	1.10	1.15
Expenses including reductions	1.00	1.00	1.03	1.09	1.14
Net investment income	0.46	2.29	1.18	0.75	0.77
Portfolio turnover (%)	54	38	50	54	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	23

Notes to financial statements

Note 1 — Organization

John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when

24	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$24,357,485	$24,357,485	—	—
Brazil	39,341,082	39,341,082	—	—
China	641,718,360	105,951,364	$535,766,996	—
Hong Kong	154,199,781	—	154,199,781	—
India	178,046,051	—	178,046,051	—
Indonesia	23,141,796	—	23,141,796	—
Poland	14,684,733	—	14,684,733	—
Russia	91,242,282	68,570,182	22,672,100	—
Singapore	37,010,140	37,010,140	—	—
South Africa	52,360,618	—	52,360,618	—
South Korea	137,965,157	—	137,965,157	—
Taiwan	208,897,894	—	208,897,894	—
United Arab Emirates	9,595,513	—	9,595,513	—
United Kingdom	37,461,724	—	37,461,724	—
Preferred securities
Brazil	38,700,289	38,700,289	—	—
South Korea	95,929,218	—	95,929,218	—
Short-term investments	90,352,623	90,352,623	—	—
Total investments in securities	$1,875,004,746	$404,283,165	$1,470,721,581	—

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	25

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $9,934.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

26	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$48,612,091	$14,180,989
Long-term capital gains	—	85,157,604
Total	$48,612,091	$99,338,593

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $14,216,308 of undistributed ordinary income and $67,742,171 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, foreign currency transactions, wash sale loss deferrals and foreign capital gain tax.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	27

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $500 million of the fund’s average daily net assets; (b) 1.000% of the next $500 million of the fund’s average daily net assets; (c) 0.950% of the fund’s average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund’s average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective October 1, 2020, the Advisor contractually agreed to reduce its management fee by an annual rate of 0.13% of the fund’s average daily assets. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$705
Class C	92
Class I	834
Class R2	17

Class	Expense reduction
Class R4	$14
Class R6	332
Class NAV	342,381
Total	$344,375

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.92% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

28	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund’s Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $63 for Class R4 shares for the year ended October 31, 2020.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,729 for the year ended October 31, 2020. Of this amount, $586 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $3,143 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs).Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $518 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,822	$4,475
Class C	3,624	447
Class I	—	2,262
Class R2	324	10

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	29

Class	Distribution and service fees	Transfer agent fees
Class R4	$163	$8
Class R6	—	192
Total	$14,933	$7,394

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$11,033,673	27	1.284%	$(10,622)

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class A shares

Sold	139,798	$1,561,072	204,547	$2,154,740

Distributions reinvested	6,518	72,935	18,825	178,084

Repurchased	(148,124)	(1,612,751)	(177,952)	(1,826,338)

Net increase (decrease)	(1,808)	$21,256	45,420	$506,486

Class C shares

Sold	50,376	$565,611	7,652	$78,162

Distributions reinvested	230	2,533	850	7,905

Repurchased	(19,279)	(190,417)	(4,306)	(44,433)

Net increase	31,327	$377,727	4,196	$41,634

Class I shares

Sold	585,025	$6,988,867	43,290	$446,236

Distributions reinvested	374	4,185	239	2,260

Repurchased	(107,234)	(1,241,646)	(31,849)	(319,812)

Net increase	478,165	$5,751,406	11,680	$128,684

30	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class R2 shares

Sold	26	$289	2,009	$22,000

Distributions reinvested	66	735	77	728

Repurchased	(1)	(10)	—	—

Net increase	91	$1,014	2,086	$22,728

Class R4 shares

Sold	1,363	$16,693	154	$1,589

Distributions reinvested	23	252	67	631

Repurchased	(112)	(1,202)	(80)	(842)

Net increase	1,274	$15,743	141	$1,378

Class R6 shares

Sold	65,146	$718,327	52,180	$538,413

Distributions reinvested	2,571	28,750	4,028	38,065

Repurchased	(19,215)	(226,535)	(915)	(9,951)

Net increase	48,502	$520,542	55,293	$566,527

Class NAV shares

Sold	6,959,025	$71,877,442	86,932,990	$898,101,859

Distributions reinvested	4,338,065	48,499,558	10,486,954	99,101,719

Repurchased	(53,845,381)	(622,159,712)	(13,256,063)	(140,480,959)

Net increase (decrease)	(42,548,291)	$(501,782,712)	84,163,881	$856,722,619

Total net increase (decrease)	(41,990,740)	$(495,095,024)	84,282,697	$857,990,056
Affiliates of the fund owned 57%,65%,93% and 100% of shares of Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $982,639,470 and $1,576,416,013, respectively, for the year ended October 31, 2020.

Note 7 — Emerging-market risk

Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	31

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 99.5% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	23.4%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	17.6%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	12.5%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	9.2%

Note 9 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

32	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	33

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $31,130,671. The fund intends to pass through foreign tax credits of $3,972,618.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

34	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	35

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor,and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

36	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	37

of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

38	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

(l)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)

(3)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(4)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	39

noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

40	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	43

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

44	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	45

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Philip Ehrmann

Kathryn Langridge

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

46	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

⬛	Added security: Password protection helps you safely retrieve documents online

⬛	Save time: Receive instant email notification once statements are available	jhinvestments.com/login
⬛	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

⬛	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.

⬛	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.

⬛	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.

⬛	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and

Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND

GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC  ∎   Member FINRA, SIPC

200 Berkeley Street  ∎   Boston, MA 02116-5010  ∎   800-225-5291  ∎   jhinvestments.com

This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399321	456A 10/20
12/2020

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy and equity markets began to rise, particularly large-cap U.S. growth stocks, during the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

ESG All Cap Core Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

14	Financial statements

17	Financial highlights

21	Notes to financial statements

27	Report of independent registered public accounting firm

28	Tax information

29	Continuation of investment advisory agreement and approval of subadvisory agreement

36	Trustees and Officers

40	More information

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The S&P Composite 1500 Index combines three indexes, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns. The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund saw gains from security selection

The fund outperformed the benchmark S&P Composite 1500 Index, partly reflecting positive stock picking, especially in the information technology sector; picks in the healthcare and consumer discretionary sectors were partly offsetting negatives.

Sector allocation also contributed
An underweight in the weak-performing energy sector, to which we eliminated the fund’s exposure in the third quarter of 2020, added value.

Monitoring key ESG trends

At period end, we were paying particular attention to companies we believed could benefit from efforts to address climate change, as well as those we believed were sufficiently focused on racial justice issues.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	3

Manager’s discussion of fund performance

How did the fund perform during the 12 months ended October 31, 2020?

The fund outperformed its benchmark, the S&P Composite 1500 Index, due to a combination of favorable security selection and sector positioning. With stock picking, the fund saw especially favorable results in the information technology sector; picks in the utilities, real estate, and financials sectors also helped. Security selection in healthcare and consumer discretionary detracted. A relative underweight in the weak-performing energy category contributed; we fully eliminated the fund’s exposure to this sector late in the period, as we saw better investment opportunities elsewhere.

Which stocks contributed the most to the fund’s relative outperformance?

The fund’s top contributor was electronic payments company PayPal Holdings, Inc. This company has been among the big beneficiaries of a global shift from cash to electronic payments, a shift that accelerated with the spread of COVID-19. Another contributor was Lululemon Athletica, Inc. This athletic apparel retailer has successfully served customers’ needs for casual, comfortable clothing while they spend more time at home. Also adding value was First Solar, Inc., a maker of solar panels that benefited from the growing economic competitiveness of solar energy.

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		COUNTRY COMPOSITION AS OF 10/31/2020 (% of net assets)

Alphabet, Inc., Class A	4.9	United States	89.6

Microsoft Corp.	4.8	Ireland	4.0

Apple, Inc.	3.7	Netherlands	2.7

PayPal Holdings, Inc.	2.9	United Kingdom	2.4

Mastercard, Inc., Class A	2.5	Canada	1.3

SBA Communications Corp.	2.2	TOTAL	100.0

Adobe, Inc.	2.0

The Procter & Gamble Company	2.0

The Travelers Companies, Inc.	1.9

The Home Depot, Inc.	1.9

TOTAL	28.8

Cash and cash equivalents are not included.

4	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Which stocks detracted from relative performance?

One notable relative detractor was online retail giant Amazon.com, Inc., a strong-performing benchmark component we declined to own for two reasons. First, Amazon’s labor and environmental practices don’t currently meet our standards. Second, the stock remained unattractively valued, in our opinion. Oil and gas pipeline company ONEOK, Inc. underperformed,

MANAGED BY Elizabeth R. Levy, CFA Cheryl I. Smith, Ph.D., CFA

as declining energy commodity prices weighed on the stock. Another detractor was industrial materials company Hexcel Corp., whose products include lightweight materials used to improve fuel economy in next-generation airplanes. Sluggish demand for new aircraft weighed on the stock. We sold the fund’s holdings in ONEOK and Hexcel during the period.

From an environmental, social, and governance perspective, what trends were you monitoring?

We evaluate companies we believe can benefit from the battle against climate change. Strong policy support in the European Union, coupled with rapid growth of the wind and solar energy industry in the United States, provide a favorable tailwind for many businesses. We also recognize the possible risk to businesses with insufficient commitment to racial justice. We anticipate that consumers, workers, and investors will favor companies aligned with this movement, while those firms that aren’t may face increased reputational risk, more difficulty hiring employees, and the potential for costly customer boycotts.

Can you tell us about a recent change to the ownership of your company?

Effective June 30, 2020, Trillium Asset Management, LLC was purchased by Perpetual Limited. We will continue to manage the fund under the Trillium name.

The views expressed in this report are exclusively those of Elizabeth R. Levy, CFA, and Cheryl I. Smith, Ph.D., CFA, Trillium Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge		Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (6-6-16)	Since inception (6-6-16)

Class A	3.71	10.00	52.18

Class C	7.37	10.46	55.03

Class I1	9.47	11.56	61.92

Class R6[1]	9.64	11.69	62.78

Index†	8.56	12.27	66.50

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I or Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.80	2.55	1.55	1.44
Net (%)	1.18	1.93	0.93	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P Composite 1500 Index.

See the following page for footnotes.

6	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P Composite 1500 Index

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-6-16	15,503	15,503	16,650
Class I1	6-6-16	16,192	16,192	16,650
Class R6[1]	6-6-16	16,278	16,278	16,650

The S&P Composite 1500 Index combines three indexes, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectus.

[2]	The contingent deferred sales charge is not applicable.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the ”expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

8	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,167.80	$6.43	1.18%
	Hypothetical example	1,000.00	1,019.20	5.99	1.18%
Class C	Actual expenses/actual returns	1,000.00	1,163.70	10.50	1.93%
	Hypothetical example	1,000.00	1,015.40	9.78	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,169.20	5.07	0.93%
	Hypothetical example	1,000.00	1,020.50	4.72	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,169.80	4.47	0.82%
	Hypothetical example	1,000.00	1,021.00	4.17	0.82%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	9

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 98.0%		$28,794,808
(Cost $19,856,123)

Communication services 8.0%		2,362,382

Diversified telecommunication services 1.6%

Verizon Communications, Inc.	8,528	486,011

Interactive media and services 4.9%

Alphabet, Inc., Class A (A)	883	1,427,023

Media 1.5%

The New York Times Company, Class A	11,330	449,348

Consumer discretionary 11.0%		3,229,177

Hotels, restaurants and leisure 1.0%

Starbucks Corp.	3,407	296,273

Internet and direct marketing retail 0.7%

Booking Holdings, Inc. (A)	125	202,813

Multiline retail 1.6%

Target Corp.	3,138	477,666

Specialty retail 4.1%

The Home Depot, Inc.	2,108	562,225

The TJX Companies, Inc.	7,101	360,731

Tractor Supply Company	2,171	289,199

Textiles, apparel and luxury goods 3.6%

Lululemon Athletica, Inc. (A)	1,211	386,660

NIKE, Inc., Class B	3,288	394,823

VF Corp.	3,851	258,787

Consumer staples 6.9%		2,022,704

Food and staples retailing 1.5%

Costco Wholesale Corp.	1,205	430,932

Food products 2.3%

Lamb Weston Holdings, Inc.	4,802	304,687

McCormick & Company, Inc.	2,037	367,699

Household products 2.0%

The Procter & Gamble Company	4,215	577,877

Personal products 1.1%

Unilever NV, NYRS	6,038	341,509

Financials 9.5%		2,783,593

Banks 5.3%

Bank of America Corp.	19,308	457,600

First Republic Bank	2,884	363,788

SVB Financial Group (A)	1,443	419,480

10	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Financials (continued)

Banks (continued)

The PNC Financial Services Group, Inc.	2,884	$322,662

Capital markets 0.7%

The Bank of New York Mellon Corp.	5,930	203,755

Insurance 3.5%

Aflac, Inc.	8,816	299,303

Reinsurance Group of America, Inc.	1,521	153,651

The Travelers Companies, Inc.	4,667	563,354

Health care 13.8%		4,061,276

Biotechnology 0.8%

Gilead Sciences, Inc.	4,199	244,172

Health care equipment and supplies 3.0%

Becton, Dickinson and Company	1,062	245,460

Medtronic PLC	3,931	395,341

Stryker Corp.	1,157	233,726

Health care providers and services 3.9%

Anthem, Inc.	1,189	324,359

LHC Group, Inc. (A)	1,799	389,573

Quest Diagnostics, Inc.	3,503	427,856

Health care technology 1.1%

Omnicell, Inc. (A)	3,747	324,303

Life sciences tools and services 2.2%

Illumina, Inc. (A)	761	222,745

IQVIA Holdings, Inc. (A)	2,806	432,096

Pharmaceuticals 2.8%

AstraZeneca PLC, ADR	7,576	380,012

Merck & Company, Inc.	5,872	441,633

Industrials 9.0%		2,643,922

Aerospace and defense 0.4%

Hexcel Corp.	3,803	127,324

Air freight and logistics 1.1%

United Parcel Service, Inc., Class B	1,997	313,749

Building products 1.5%

Trane Technologies PLC	3,407	452,279

Construction and engineering 1.1%

Quanta Services, Inc.	5,080	317,144

Electrical equipment 1.3%

Eaton Corp. PLC	3,788	393,157

Machinery 2.4%

Wabtec Corp.	4,810	285,233

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	11

	Shares	Value

Industrials (continued)

Machinery (continued)

Xylem, Inc.	4,778	$416,355

Road and rail 1.2%

JB Hunt Transport Services, Inc.	2,782	338,681

Information technology 28.9%		8,494,955

Electronic equipment, instruments and components 1.0%

IPG Photonics Corp. (A)	1,656	307,950

IT services 6.5%

Accenture PLC, Class A	1,497	324,714

Mastercard, Inc., Class A	2,576	743,537

PayPal Holdings, Inc. (A)	4,493	836,282

Semiconductors and semiconductor equipment 6.6%

Analog Devices, Inc.	2,528	299,644

ASML Holding NV, NYRS	1,205	435,258

First Solar, Inc. (A)	5,633	490,324

NXP Semiconductors NV	2,584	349,150

Xilinx, Inc.	2,988	354,646

Software 11.1%

Adobe, Inc. (A)	1,331	595,090

ANSYS, Inc. (A)	1,331	405,116

Blackbaud, Inc.	3,045	150,240

Microsoft Corp.	6,903	1,397,650

Palo Alto Networks, Inc. (A)	1,403	310,330

salesforce.com, Inc. (A)	1,799	417,854

Technology hardware, storage and peripherals 3.7%

Apple, Inc.	9,895	1,077,170

Materials 3.8%		1,102,277

Chemicals 3.8%

Air Products & Chemicals, Inc.	1,680	464,083

Ecolab, Inc.	2,076	381,133

International Flavors & Fragrances, Inc.	2,504	257,061

Real estate 3.4%		992,750

Equity real estate investment trusts 2.8%

AvalonBay Communities, Inc.	1,213	168,765

SBA Communications Corp.	2,203	639,685

Real estate management and development 0.6%

Jones Lang LaSalle, Inc.	1,633	184,300

Utilities 3.7%		1,101,772

Electric utilities 1.1%

Avangrid, Inc.	6,561	323,720

12	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Utilities (continued)

Independent power and renewable electricity producers 0.9%

Ormat Technologies, Inc.	3,692	$261,652

Water utilities 1.7%

American Water Works Company, Inc.	3,431	516,400

	Yield	(%)	Shares	Value

Short-term investments 2.0%				$587,068
(Cost $587,068)

Short-term funds 2.0%				587,068

Federated Government Obligations Fund, Institutional Class	0.0100	(B)	587,068	587,068

Total investments (Cost $20,443,191) 100.0%				$29,381,876

Other assets and liabilities, net (0.0%)				(13,702)

Total net assets 100.0%				$29,368,174

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR American Depositary Receipt

NYRS New York Registry Shares

(A) Non-income producing security.

(B) The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $20,465,699. Net unrealized appreciation aggregated to $8,916,177, of which $9,581,180 related to gross unrealized appreciation and $665,003 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $20,443,191)	$29,381,876
Dividends and interest receivable	21,976
Receivable for fund shares sold	762
Receivable from affiliates	470
Other assets	30,917
Total assets	29,436,001
Liabilities
Payable for fund shares repurchased	4,933
Payable to affiliates
Accounting and legal services fees	1,120
Transfer agent fees	2,964
Trustees’ fees	55
Other liabilities and accrued expenses	58,755
Total liabilities	67,827
Net assets	$29,368,174

Net assets consist of
Paid-in capital	$20,809,951
Total distributable earnings (loss)	8,558,223
Net assets	$29,368,174
Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($9,224,347 ÷ 622,590 shares)[1]	$14.82
Class C ($725,010 ÷ 50,011 shares)[1]	$14.50
Class I ($18,776,284 ÷ 1,263,120 shares)	$14.87
Class R6 ($642,533 ÷ 43,186 shares)	$14.88
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.60

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$369,744
Interest	1,678
Less foreign taxes withheld	(693)
Total investment income	370,729
Expenses
Investment management fees	208,842
Distribution and service fees	37,696
Accounting and legal services fees	4,691
Transfer agent fees	33,451
Trustees’ fees	565
Custodian fees	25,986
State registration fees	69,940
Printing and postage	20,821
Professional fees	53,125
Other	14,302
Total expenses	469,419
Less expense reductions	(172,723)
Net expenses	296,696
Net investment income	74,033
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(219,581)
(219,581)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	2,510,141
2,510,141
Net realized and unrealized gain	2,290,560
Increase in net assets from operations	$2,364,593

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$74,033	$112,365
Net realized loss	(219,581)	(198,356)
Change in net unrealized appreciation (depreciation)	2,510,141	3,423,092
Increase in net assets resulting from operations	2,364,593	3,337,101
Distributions to shareholders
From earnings
Class A	(16,512)	(273,395)
Class C	—	(63,251)
Class I	(72,352)	(618,633)
Class R6	(8,780)	(53,336)
Total distributions	(97,644)	(1,008,615)
From fund share transactions	(655,183)	2,133,732
Total increase	1,611,766	4,462,218
Net assets
Beginning of year	27,756,408	23,294,190
End of year	$29,368,174	$27,756,408

16	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$13.60	$12.44	$12.03	$10.14	$10.00
Net investment income[2]	0.02	0.04	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.23	1.64	0.66	1.95	0.10
Total from investment operations	1.25	1.68	0.69	1.99	0.14
Less distributions
From net investment income	(0.03)	(0.03)	(0.04)	(0.07)	—
From net realized gain	—	(0.49)	(0.24)	(0.03)	—
Total distributions	(0.03)	(0.52)	(0.28)	(0.10)	—
Net asset value, end of period	$14.82	$13.60	$12.44	$12.03	$10.14
Total return (%)[3,4]	9.20	14.25	5.80	19.73	1.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$8	$6	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.80	1.83	2.34	2.62	[6]
Expenses including reductions	1.18	1.18	1.17	1.18	1.19	[6]
Net investment income	0.14	0.33	0.23	0.38	0.47	[6,7]
Portfolio turnover (%)	23	19	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	17

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$13.38	$12.31	$11.96	$10.11	$10.00
Net investment income (loss)[2]	(0.08)	(0.05)	(0.07)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	1.20	1.61	0.66	1.95	0.10
Total from investment operations	1.12	1.56	0.59	1.91	0.11
Less distributions
From net investment income	—	—	—	(0.03)	—
From net realized gain	—	(0.49)	(0.24)	(0.03)	—
Total distributions	—	(0.49)	(0.24)	(0.06)	—
Net asset value, end of period	$14.50	$13.38	$12.31	$11.96	$10.11
Total return (%)[3,4]	8.37	13.36	4.98	18.90	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.55	2.55	2.58	3.09	3.37	[6]
Expenses including reductions	1.93	1.93	1.92	1.93	1.94	[6]
Net investment loss	(0.57)	(0.42)	(0.52)	(0.37)	(0.28)[6,7]
Portfolio turnover (%)	23	19	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

18	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$13.63	$12.47	$12.06	$10.15	$10.00
Net investment income[2]	0.06	0.07	0.06	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.24	1.64	0.66	1.95	0.10
Total from investment operations	1.30	1.71	0.72	2.02	0.15
Less distributions
From net investment income	(0.06)	(0.06)	(0.07)	(0.08)	—
From net realized gain	—	(0.49)	(0.24)	(0.03)	—
Total distributions	(0.06)	(0.55)	(0.31)	(0.11)	—
Net asset value, end of period	$14.87	$13.63	$12.47	$12.06	$10.15
Total return (%)[3]	9.47	14.47	6.02	20.07	1.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$17	$14	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.56	1.59	2.08	2.36	[5]
Expenses including reductions	0.93	0.93	0.93	0.92	0.92	[5]
Net investment income	0.39	0.57	0.47	0.64	0.74	[5,6]
Portfolio turnover (%)	23	19	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	19

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$13.64	$12.48	$12.07	$10.16	$10.00
Net investment income[2]	0.07	0.09	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.24	1.63	0.66	1.95	0.10
Total from investment operations	1.31	1.72	0.73	2.03	0.16
Less distributions
From net investment income	(0.07)	(0.07)	(0.08)	(0.09)	—
From net realized gain	—	(0.49)	(0.24)	(0.03)	—
Total distributions	(0.07)	(0.56)	(0.32)	(0.12)	—
Net asset value, end of period	$14.88	$13.64	$12.48	$12.07	$10.16
Total return (%)[3]	9.64	14.60	6.14	20.14	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.45	1.49	1.99	2.26	[5]
Expenses including reductions	0.82	0.82	0.82	0.81	0.81	[5]
Net investment income	0.53	0.68	0.58	0.75	0.84	[5,6]
Portfolio turnover (%)	23	19	19	21	13

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

20	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG All Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	21

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.

Real estate investment trusts. The fund may invest in real estate investment trusts ((REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations

22	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $3,489.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $15,610 and a long-term capital loss carryforward of $390,490 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$97,644	$139,089
Long-term capital gains	—	869,526
Total	$97,644	$1,008,615

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $48,147 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	23

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.750% of the first $250 million of the fund’s average daily net assets; (b) 0.725% of the next $250 million of the fund’s average daily net assets; (c) 0.700% of the next $500 million of the fund’s average daily net assets, and (d) 0.700% of the fund’s average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.81% of average daily net assets. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2021, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$50,413
Class C	10,499
Class I	106,027

Class	Expense reduction
Class R6	$5,784
Total	$172,723

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.13% of the fund’s average daily net assets.

24	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $9,890 for the year ended October 31, 2020. Of this amount, $1,612 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $8,278 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges ((CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $33 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$20,191	$10,004
Class C	17,505	2,179
Class I	—	21,138
Class R6	—	130
Total	$37,696	$33,451

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	25

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount
Class A shares
Sold	97,634	$1,373,508	52,278	$671,614
Distributions reinvested	282	3,996	4,704	54,470
Repurchased	(30,492)	(428,711)	(23,513)	(302,617)
Net increase	67,424	$948,793	33,469	$423,467
Class C shares
Sold	12,305	$161,476	10,690	$134,532
Distributions reinvested	—	—	1,649	18,911
Repurchased	(95,832)	(1,371,660)	(6,878)	(85,058)
Net increase (decrease)	(83,527)	$(1,210,184)	5,461	$68,385
Class I shares
Sold	117,104	$1,684,115	153,588	$1,954,164
Distributions reinvested	1,387	19,711	10,852	125,775
Repurchased	(87,804)	(1,155,504)	(58,629)	(746,393)
Net increase	30,687	$548,322	105,811	$1,333,546
Class R6 shares
Sold	20,528	$286,067	25,610	$326,982
Distributions reinvested	164	2,332	239	2,775
Repurchased	(96,250)	(1,230,513)	(1,643)	(21,423)
Net increase (decrease)	(75,558)	$(942,114)	24,206	$308,334
Total net increase (decrease)	(60,974)	$(655,183)	168,947	$2,133,732

Affiliates of the fund owned 67% and 71% of shares of Class A and Class I, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $6,210,303 and $7,205,699, respectively, for the year ended October 31, 2020.

Note 7 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

26	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG All Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG All Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the Fund ) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 6, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the” financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 6, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	27

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

28	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Continuation of Investment Advisory Agreement and Approval of Subadvisory Agreement

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of New Subadvisory Agreement with Respect to Subadvisory Change in Control

At a telephonic meeting on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the new Subadvisory Agreement with the Subadvisor subject to the change in control which later took place on June 30, 2020. The Board noted that the new Subadvisory Agreement reflected the change in control with the Subadvisor after it sold a majority ownership stake to Perpetual Limited. The Board also noted that under the new Subadvisory Agreement, the subadvisory fee that the Advisor currently pays to the Subadvisor would not change and no changes are expected in the Subadvisor’s personnel or operations, or its investment approach with respect to the fund’s portfolio management.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Independent Trustees, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect

1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the ”Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the“ 1940 Act”),that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	29

to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadivisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment

30	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	31

group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

32	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	33

and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

34	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012		196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008);Director, The Barnes Group (since 2010);Associate Professor, The Wallace E.Carroll School of Management, Boston College (retired 2013).Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp.(marine transport).Trustee, John Hancock Collateral Trust (since 2014),Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014- 2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance)) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

36	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008		196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

38	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK ESG ALL CAP CORE FUND	39

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Trillium Asset Management, LLC

Portfolio Managers

Elizabeth R. Levy, CFA

Cheryl I. Smith, Ph.D., CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

40	JOHN HANCOCK ESG ALL CAP CORE FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling	jhinvestments.com/login

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock ESG All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399326	466A 10/20
12/2020

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy and equity markets began to rise, particularly large-cap U.S. growth stocks, during the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G.Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

ESG Large Cap Core Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

14	Financial statements

17	Financial highlights

21	Notes to financial statements

28	Report of independent registered public accounting firm

29	Tax information

30	Continuation of investment advisory agreement and approval of subadvisory agreement

37	Trustees and Officers

41	More information

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund experienced weakness from sector positioning
The fund trailed its benchmark, the S&P 500 Index, largely due to an unhelpful overweight in the lagging real estate sector, even as an underweight in the weak-performing energy category contributed.

Security selection contributed
The fund benefited from favorable stock picking in the industrials and information technology sectors, which was partly offset by negative selection in healthcare and consumer discretionary.

Monitoring key ESG trends

At period end, we were paying particular attention to companies we believed could benefit from efforts to address climate change, as well as those we believed were sufficiently focused on racial justice issues.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	3

Manager’s discussion of fund performance

How did the fund perform during the 12 months ended October 31, 2020?

The fund modestly underperformed its benchmark, the S&P 500 Index, primarily due to sector allocation. The overweight in the real estate sector, which lagged the market, was a notable detractor; however, a relative underweight in the weak-performing energy sector contributed to returns. In the year’s third quarter, we fully eliminated the fund’s exposure to this sector, as we saw better investment opportunities elsewhere. Security selection was positive due to strong picks in the industrials and information technology sectors. Stock picking in healthcare and consumer discretionary partly offset negatives.

Which stocks contributed most to relative outperformance?

The fund’s top contributor was electronic payments company PayPal Holdings, Inc. This company has been among the big beneficiaries of a global shift from cash to electronic payments, a shift that has accelerated with the spread of COVID-19. Another contributor was Target Corp., a discount retailer that was well positioned in the early days of the pandemic. The company benefited from its ability to sell groceries and other goods when many of its competitors were forced to temporarily close. A successful transition to online ordering with in-person pickup and delivery services further helped Target thrive in the lockdown. Also adding value was Tractor Supply Company. Like Target, this rural-focused retail chain

TOP 10 HOLDINGS
AS OF 10/31/2020 (% of net assets)

Apple, Inc.	6.4

Microsoft Corp.	6.0

Alphabet, Inc., Class A	4.9

Mastercard, Inc., Class A	3.0

Target Corp.	2.7

Adobe, Inc.	2.5

PayPal Holdings, Inc.	2.4

NIKE, Inc., Class B	2.3

Trane Technologies PLC	2.2

Verizon Communications, Inc.	2.1

TOTAL	34.5

Cash and cash equivalents are not included.

4	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

benefited from its status as an essential retailer during the lockdown. Tractor Supply also saw increased sales as customers, looking to improve their homes, took advantage of the company’s home and garden offerings.

MANAGED BY Cheryl I. Smith, Ph.D., CFA Elizabeth R. Levy, CFA
Which stocks detracted most?

One notable relative detractor was online retail giant Amazon.com, Inc., a strong-performing benchmark component the fund didn’t own for two reasons. First, Amazon’s labor and environmental practices don’t currently meet our standards. Second, the stock remained unattractively valued, in our opinion. KeyCorp was another detractor. Along with other regional banks, KeyCorp struggled amid lower interest rates, which tend to reduce the lending income banks can generate. Investors’ increased concern about customers’ credit quality also weighed on KeyCorp and other banks. Oil and gas pipeline company ONEOK, Inc. also detracted, as declining energy commodity prices weighed on the stock. We sold the fund’s holding in ONEOK during the period.

From an environmental, social, and governance perspective, what trends were you monitoring?

We evaluate companies we believe can benefit from the battle against climate change. Strong policy support in the European Union, coupled with rapid growth of the wind and solar energy industry in the United States, provided a favorable tailwind for many businesses.

Can you tell us about a recent change to the ownership of your company?

Effective June 30, 2020, Trillium Asset Management, LLC was purchased by Perpetual Limited. We will continue to manage the fund under the Trillium name.

The views expressed in this report are exclusively those of Cheryl I. Smith, Ph.D., CFA, and Elizabeth R. Levy, CFA, Trillium Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge		Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (6-6-16)	Since inception (6-6-16)

Class A	3.84	10.65	56.16

Class C	7.47	11.12	59.13

Class I1	9.58	12.23	66.24

Class R6[1]	9.75	12.36	67.10

Index†	9.71	12.79	69.93

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.48	2.23	1.23	1.12
Net (%)	1.18	1.93	0.93	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

6	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-6-16	15,913	15,913	16,993
Class I1	6-6-16	16,624	16,624	16,993
Class R6[1]	6-6-16	16,710	16,710	16,993

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

8	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,156.10	$ 6.40	1.18%
	Hypothetical example	1,000.00	1,019.20	5.99	1.18%
Class C	Actual expenses/actual returns	1,000.00	1,151.70	10.44	1.93%
	Hypothetical example	1,000.00	1,015.40	9.78	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,157.30	5.04	0.93%
	Hypothetical example	1,000.00	1,020.50	4.72	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,157.90	4.45	0.82%
	Hypothetical example	1,000.00	1,021.00	4.17	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	9

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 98.5%		$64,440,890

(Cost $48,537,023)

Communication services 8.0%		5,243,196

Diversified telecommunication services 2.1%

Verizon Communications, Inc.	24,139	1,375,682

Interactive media and services 4.9%

Alphabet, Inc., Class A (A)	1,998	3,228,988

Media 1.0%

The New York Times Company, Class A	16,100	638,526

Consumer discretionary 12.5%		8,136,402

Hotels, restaurants and leisure 1.3%

Starbucks Corp.	9,662	840,208

Internet and direct marketing retail 1.0%

Booking Holdings, Inc. (A)	418	678,205

Multiline retail 2.7%

Target Corp.	11,330	1,724,653

Specialty retail 5.2%

The Home Depot, Inc.	4,345	1,158,855

The TJX Companies, Inc.	22,765	1,156,462

Tractor Supply Company	8,324	1,108,840

Textiles, apparel and luxury goods 2.3%

NIKE, Inc., Class B	12,235	1,469,179

Consumer staples 7.0%		4,592,801

Food and staples retailing 2.9%

Costco Wholesale Corp.	3,040	1,087,165

Sysco Corp.	14,424	797,791

Food products 1.0%

McCormick & Company, Inc.	3,754	677,635

Household products 1.5%

The Procter & Gamble Company	7,316	1,003,024

Personal products 1.6%

Unilever NV, NYRS	18,161	1,027,186

Financials 8.5%		5,572,965

Banks 5.2%

Bank of America Corp.	48,677	1,153,645

First Republic Bank	7,507	946,933

KeyCorp	66,594	864,390

The PNC Financial Services Group, Inc.	3,806	425,815

10	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Financials (continued)

Capital markets 1.0%

The Bank of New York Mellon Corp.	19,133	$657,410

Insurance 2.3%

Aflac, Inc.	15,501	526,259

The Travelers Companies, Inc.	8,272	998,513

Health care 13.1%		8,566,297

Health care equipment and supplies 4.5%

Baxter International, Inc.	15,432	1,197,060

Becton, Dickinson and Company	2,068	477,977

Medtronic PLC	6,239	627,456

Stryker Corp.	3,023	610,676

Health care providers and services 3.1%

Anthem, Inc.	3,336	910,061

CVS Health Corp.	10,705	600,443

Quest Diagnostics, Inc.	4,415	539,248

Life sciences tools and services 2.2%

Illumina, Inc. (A)	1,773	518,957

IQVIA Holdings, Inc. (A)	6,083	936,721

Pharmaceuticals 3.3%

AstraZeneca PLC, ADR	17,621	883,869

Merck & Company, Inc.	16,804	1,263,829

Industrials 11.3%		7,413,915

Air freight and logistics 1.6%

United Parcel Service, Inc., Class B	6,726	1,056,722

Building products 2.2%

Trane Technologies PLC	11,000	1,460,250

Commercial services and supplies 0.9%

Waste Management, Inc.	5,613	605,699

Electrical equipment 3.0%

Eaton Corp. PLC	9,889	1,026,379

Rockwell Automation, Inc.	3,840	910,541

Machinery 2.6%

Deere & Company	4,797	1,083,690

Xylem, Inc.	6,934	604,229

Road and rail 1.0%

JB Hunt Transport Services, Inc.	5,474	666,405

Information technology 30.3%		19,821,760

Communications equipment 0.8%

Cisco Systems, Inc.	13,607	488,491

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	11

			Shares	Value

Information technology (continued)

IT services 5.4%

Mastercard, Inc., Class A			6,951	$2,006,337

PayPal Holdings, Inc. (A)			8,359	1,555,861

Semiconductors and semiconductor equipment 5.6%

ASML Holding NV, NYRS			2,138	772,267

First Solar, Inc. (A)			6,222	541,594

NVIDIA Corp.			1,582	793,152

NXP Semiconductors NV			4,171	563,586

Texas Instruments, Inc.			6,656	962,391

Software 12.1%

Adobe, Inc. (A)			3,597	1,608,219

Autodesk, Inc. (A)			5,022	1,182,882

Microsoft Corp.			19,290	3,905,646

Palo Alto Networks, Inc. (A)			3,354	741,871

salesforce.com, Inc. (A)			2,086	484,515

Technology hardware, storage and peripherals 6.4%

Apple, Inc.			38,719	4,214,948

Materials 2.1%				1,383,852

Chemicals 2.1%

Ecolab, Inc.			4,049	743,356

International Flavors & Fragrances, Inc.			6,239	640,496

Real estate 3.8%				2,485,017

Equity real estate investment trusts 3.2%

American Tower Corp.			4,814	1,105,535

AvalonBay Communities, Inc.			2,312	321,669

Prologis, Inc.			6,761	670,691

Real estate management and development 0.6%

CBRE Group, Inc., Class A (A)			7,681	387,122

Utilities 1.9%				1,224,685

Electric utilities 0.8%

Avangrid, Inc.			9,871	487,035

Water utilities 1.1%

American Water Works Company, Inc.			4,901	737,650

	Yield (%)		Shares	Value

Short-term investments 1.0%				$633,727
(Cost $633,727)

Short-term funds 1.0%				633,727

Federated Government Obligations Fund, Institutional Class	0.0100	(B)	633,727	633,727

12	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $49,170,750) 99.5%	$65,074,617

Other assets and liabilities, net 0.5%	324,692

Total net assets 100.0%	$65,399,309

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt

NYRS	New York Registry Shares

(A)	Non-income producing security.

(B)	The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $49,335,591. Net unrealized appreciation aggregated to $15,739,026, of which $17,235,883 related to gross unrealized appreciation and $1,496,857 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $49,170,750)	$65,074,617
Dividends and interest receivable	59,473
Receivable for fund shares sold	311,412
Receivable from affiliates	499
Other assets	32,246
Total assets	65,478,247
Liabilities
Payable for fund shares repurchased	327
Payable to affiliates
Accounting and legal services fees	2,597
Transfer agent fees	6,635
Trustees’ fees	61
Other liabilities and accrued expenses	69,318
Total liabilities	78,938
Net assets	$65,399,309
Net assets consist of
Paid-in capital	$47,769,133
Total distributable earnings (loss)	17,630,176
Net assets	$65,399,309

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,231,486 ÷ 334,712 shares)[1]	$15.63
Class C ($1,692,742 ÷ 110,362 shares)[1]	$15.34
Class I ($57,501,279 ÷ 3,669,000 shares)	$15.67
Class R6 ($973,802 ÷ 62,077 shares)	$15.69
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.45

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$1,011,102
Interest	5,505
Less foreign taxes withheld	(971)
Total investment income	1,015,636
Expenses
Investment management fees	481,491
Distribution and service fees	46,081
Accounting and legal services fees	11,875
Transfer agent fees	78,393
Trustees’ fees	1,152
Custodian fees	32,523
State registration fees	71,213
Printing and postage	22,929
Professional fees	61,836
Other	15,598
Total expenses	823,091
Less expense reductions	(178,551)
Net expenses	644,540
Net investment income	371,096
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,710,254
1,710,254
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	3,164,355
3,164,355
Net realized and unrealized gain	4,874,609
Increase in net assets from operations	$5,245,705

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	10-31-20	10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$371,096	$414,551
Net realized gain	1,710,254	556,503
Change in net unrealized appreciation (depreciation)	3,164,355	7,312,289
Increase in net assets resulting from operations	5,245,705	8,283,343
Distributions to shareholders
From earnings
Class A	(126,313)	(132,155)
Class C	(20,436)	(27,487)
Class I	(776,655)	(966,307)
Class R6	(28,490)	(35,007)
Total distributions	(951,894)	(1,160,956)
From fund share transactions	(3,736,077)	5,982,348
Total increase	557,734	13,104,735
Net assets
Beginning of year	64,841,575	51,736,840
End of year	$65,399,309	$64,841,575

16	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$14.48	$12.79	$11.81	$10.11	$10.00
Net investment income[2]	0.06	0.07	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	1.28	1.88	1.04	1.71	0.07
Total from investment operations	1.34	1.95	1.10	1.78	0.11
Less distributions
From net investment income	(0.07)	(0.05)	(0.03)	(0.08)	—
From net realized gain	(0.12)	(0.21)	(0.09)	—	—
Total distributions	(0.19)	(0.26)	(0.12)	(0.08)	—
Net asset value, end of period	$15.63	$14.48	$12.79	$11.81	$10.11
Total return (%)3,[4]	9.29	15.59	9.41	17.68	1.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$9	$6	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.47	1.55	2.23	2.73	[6]
Expenses including reductions	1.18	1.18	1.17	1.18	1.19	[6]
Net investment income	0.43	0.54	0.46	0.59	0.64	[6,7]
Portfolio turnover (%)	30	21	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	17

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$14.26	$12.64	$11.73	$10.08	$10.00
Net investment income (loss)[2]	(0.05)	(0.03)	(0.04)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.25	1.86	1.04	1.70	0.07
Total from investment operations	1.20	1.83	1.00	1.68	0.08
Less distributions
From net investment income	—	—	—	(0.03)	—
From net realized gain	(0.12)	(0.21)	(0.09)	—	—
Total distributions	(0.12)	(0.21)	(0.09)	(0.03)	—
Net asset value, end of period	$15.34	$14.26	$12.64	$11.73	$10.08
Total return (%)[3,4]	8.47	14.78	8.61	16.75	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.21	2.22	2.30	2.98	3.48	[6]
Expenses including reductions	1.93	1.93	1.92	1.93	1.94	[6]
Net investment loss	(0.34)	(0.21)	(0.30)	(0.16)	(0.11)[6,7]
Portfolio turnover (%)	30	21	22	17	23

1	Period from 6-6-16 (commencement of operations) to 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	A portion of income is presented unannualized.

18	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$14.51	$12.82	$11.84	$10.12	$10.00
Net investment income[2]	0.10	0.11	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	1.28	1.87	1.04	1.73	0.07
Total from investment operations	1.38	1.98	1.13	1.81	0.12
Less distributions
From net investment income	(0.10)	(0.08)	(0.06)	(0.09)	—
From net realized gain	(0.12)	(0.21)	(0.09)	—	—
Total distributions	(0.22)	(0.29)	(0.15)	(0.09)	—
Net asset value, end of period	$15.67	$14.51	$12.82	$11.84	$10.12
Total return (%)[3]	9.58	15.86	9.64	18.02	1.20	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$58	$51	$42	$30	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.23	1.31	1.97	2.47	[5]
Expenses including reductions	0.93	0.93	0.93	0.92	0.92	[5]
Net investment income	0.64	0.79	0.69	0.69	0.88	[5,6]
Portfolio turnover (%)	30	21	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	19

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$14.52	$12.83	$11.85	$10.13	$10.00
Net investment income[2]	0.12	0.12	0.10	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.28	1.87	1.04	1.71	0.07
Total from investment operations	1.40	1.99	1.14	1.82	0.13
Less distributions
From net investment income	(0.11)	(0.09)	(0.07)	(0.10)	—
From net realized gain	(0.12)	(0.21)	(0.09)	—	—
Total distributions	(0.23)	(0.30)	(0.16)	(0.10)	—
Net asset value, end of period	$15.69	$14.52	$12.83	$11.85	$10.13
Total return (%)[3]	9.75	15.97	9.76	18.09	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.12	1.20	1.87	2.38	[5]
Expenses including reductions	0.82	0.82	0.82	0.81	0.81	[5]
Net investment income	0.77	0.90	0.80	0.97	0.99	[5,6]
Portfolio turnover (%)	30	21	22	17	23

[1]	Period from 6-6-16 (commencement of operations) to 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	A portion of income is presented unannualized.

20	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	21

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex- date, except for dividends of certain foreign securities where the dividend may not be known until after the ex- date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non- cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations

22	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $3,613.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class- specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex- date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$396,887	$528,483
Long-term capital gains	555,007	632,473
Total	$951,894	$1,160,956

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $290,658 of undistributed ordinary income and $1,600,493 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book- tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	23

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund’s average daily net assets; b) 0.725% of the next $250 million of the fund’s average daily net assets; c) 0.700% of the next $500 million of the fund’s average daily net assets; and d) 0.700% of the fund’s average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.81% of average daily net assets of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class- specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2021, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$22,585
Class C	6,868
Class I	145,877

Class	Expense reduction
Class R6	$3,221
Total	$178,551

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.47% of the fund’s average daily net assets.

24	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,568 for the year ended October 31, 2020. Of this amount, $2,395 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $12,173 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$20,904	$10,440
Class C	25,177	3,130
Class I	—	64,667
Class R6	—	156
Total	$46,081	$78,393

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	25

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5—Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	285,756	$4,057,555	211,879	$2,880,389
Distributions reinvested	2,584	38,557	2,034	24,757
Repurchased	(607,335)	(8,774,789)	(60,947)	(825,851)
Net increase (decrease)	(318,995)	$(4,678,677)	152,966	$2,079,295
Class C shares
Sold	60,115	$861,858	51,342	$634,793
Distributions reinvested	637	9,389	711	8,570
Repurchased	(116,588)	(1,768,118)	(8,096)	(104,790)
Net increase (decrease)	(55,836)	$(896,871)	43,957	$538,573
Class I shares
Sold	847,303	$12,574,040	1,135,273	$15,185,714
Distributions reinvested	16,769	250,361	22,482	273,605
Repurchased	(725,824)	(10,171,451)	(926,533)	(12,175,390)
Net increase	138,248	$2,652,950	231,222	$3,283,929
Class R6 shares
Sold	39,740	$538,213	6,846	$91,746
Distributions reinvested	501	7,482	653	7,949
Repurchased	(100,119)	(1,359,174)	(1,350)	(19,144)
Net increase (decrease)	(59,878)	$(813,479)	6,149	$80,551
Total net increase (decrease)	(296,461)	$(3,736,077)	434,294	$5,982,348

Affiliates of the fund owned 66% of shares of Class I on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $19,148,127 and $22,880,018, respectively, for the year ended October 31, 2020.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to

26	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 6, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the ”financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 6, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

28	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $767,238 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	29

Continuation of Investment Advisory Agreement and Approval of Subadvisory Agreement

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of New Subadvisory Agreement with Respect to Subadvisory Change in Control

At a telephonic meeting on June 23- 25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the new Subadvisory Agreement with the Subadvisor subject to the change in control which later took place on June 30, 2020. The Board noted that the new Subadvisory Agreement reflected the change in control with the Subadvisor after it sold a majority ownership stake to Perpetual Limited. The Board also noted that under the new Subadvisory Agreement, the subadvisory fee that the Advisor currently pays to the Subadvisor would not change and no changes are expected in the Subadvisor’s personnel or operations, or its investment approach with respect to the fund’s portfolio management.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Independent Trustees, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the ”Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

30	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	31

performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller

32	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	33

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program

34	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	35

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

36	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	37

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000- 2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000- 2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high- end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

38	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St.Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	39

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

40	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Trillium Asset Management, LLC

Portfolio Managers

Elizabeth R. Levy, CFA

CherylI. Smith, Ph.D., CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	41

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399334	467A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

ESG International Equity Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

13	Financial statements

16	Financial highlights

19	Notes to financial statements

26	Report of independent registered public accounting firm

27	Tax information

28	Continuation of investment advisory and subadvisory agreements

35	Trustees and Officers

39	More information

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI All Country World ex-USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities experienced a loss for the period
The fund’s benchmark, the MSCI All Country World ex-USA Index, returned a loss.

The fund strongly outperformed the benchmark
Stock selection was the primary driver of results, highlighted by the fund’s relative strength in the industrials, consumer discretionary, and healthcare sectors.

Sector allocations also contributed
The fund benefited from overweights in information technology and healthcare, as well as an underweight in the poor-performing energy sector.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the ”Principal risks” section of the prospectus.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	3

Manager’s discussion of fund performance

How would you describe the investment environment during the 12 months ended October 31, 2020?

After beginning the period on a positive note, the world financial markets experienced a significant sell-off in February and March 2020. As COVID-19 spread around the globe and governments sought to contain the virus by locking down large segments of their economies, investors moved out of equities and other higher-risk asset categories. Stocks subsequently surged off of their late March lows in reaction to the extensive economic stimulus programs enacted by global governments and central banks, ultimately recapturing much of the ground they lost in the sell-off. However, in contrast to the U.S. market, international stocks failed to exceed their prepandemic highs.

What factors helped and hurt the fund’s results?

Stock selection was the largest contributor to returns, led by a strong showing in industrials. The Danish wind turbine manufacturer Vestas Wind Systems A/S, which benefited from improving global demand for renewable energy, was the top contributor. Positions in several producers of energy-efficient capital equipment, such as Spirax-Sarco Engineering PLC, Daikin Industries, Ltd., Atlas Copco AB, and Schneider Electric SE, also played a role in the fund’s outperformance. Consumer

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		TOP 10 COUNTRIES 10/31/2020 (% of net assets)

Alibaba Group Holding, Ltd., ADR	4.7	Japan	13.6
			13.
BYD Company, Ltd., H Shares	3.0	China	13.0

Roche Holding AG	2.8	United Kingdom	10.3

Unilever NV	2.6	France	8.4

Vestas Wind Systems A/S	2.4	Germany	7.5

HDFC Bank, Ltd., ADR	2.3	Denmark	5.7

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	2.3	South Korea	4.5

Yandex NV, Class A	2.2	Switzerland	4.4

Ping An Insurance Group Company of China, Ltd., H Shares	2.2	Taiwan	3.4

Naspers, Ltd., N Shares	2.1	Hong Kong	3.0

TOTAL	26.6	TOTAL	73.8

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

4	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

discretionary was another area of strength for the fund, thanks largely to the gains for the Chinese companies BYD Company, Ltd., a maker of electric-car batteries, and Alibaba Group Holding, Ltd., the country’s e-commerce giant.

MANAGED BY Corné A. Biemans Matthew A. Zalosh, CFA Praveen S. Abichandani, CFA

On the negative side, the fund lost some relative performance through weaker stock selection in financials. Positions in the emerging-market companies Itau Unibanco Holding SA (Brazil), Kasikornbank PCL (Thailand), and Grupo Financiero Banorte SAB de CV (Mexico) were notable detractors in the sector. The fund’s position in Grupo Financiero Banorte was sold during the period.

How would you summarize the fund’s positioning at the close of the period?

The fund was overweight in the healthcare, information technology, and industrials sectors, but we had a more cautious stance on commodity-oriented stocks, banks, and retailers. The fund was overweight in Europe, with a focus on industrial companies that produce green products. We believe this sector should continue to see higher demand as the Continent works toward its net-zero greenhouse gas emission goal over the next three decades. Japan is the portfolio’s largest country position, albeit with a weighting less than that of the index. The fund had a sizable position in export-oriented Japanese stocks with leading franchises and progressive management teams, but was underweight in the more mature, domestic-oriented industries. The fund was overweight in the emerging markets; while the near-term outlook may be challenging for certain countries in the asset class, we’ve found a wealth of opportunities to capitalize on the dynamic characteristics of the emerging world. Among these are its favorable demographics, the rapid development in innovative industries, and improvements in sustainability.

The views expressed in this report are exclusively those of Corné A. Biemans, Boston Common Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge		Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (12-14-16)	Since inception (12-14-16)

Class A	5.08	8.78	38.66

Class I1	10.90	10.52	47.43

Class R6[1]	11.01	10.62	47.98

Index†	-2.61	5.12	21.39

Performance figures assume all distributions have been reinvested. Figures reflect the maximum sales charge on Class A shares of 5%.Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	1.62	1.37	1.26
Net (%)	1.28	1.03	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World ex-USA Index.

See the following page for footnotes.

6	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG International Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI All Country World ex-USA Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	14,743	14,743	12,139
Class R6[1]	12-14-16	14,798	14,798	12,139

The MSCI All Country World ex-USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the ”expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

8	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,223.10	$7.15	1.28%
	Hypothetical example	1,000.00	1,018.70	6.50	1.28%
Class I	Actual expenses/actual returns	1,000.00	1,224.70	5.76	1.03%
	Hypothetical example	1,000.00	1,020.00	5.23	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,225.60	5.15	0.92%
	Hypothetical example	1,000.00	1,020.50	4.67	0.92%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	9

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 97.6%		$60,282,342

(Cost $48,121,358)

Australia 1.4%		870,735

Macquarie Group, Ltd.	9,766	870,735

Belgium 1.1%		650,629

Umicore SA	16,877	650,629

Brazil 2.1%		1,308,052

Itau Unibanco Holding SA, ADR	173,583	709,954

Pagseguro Digital, Ltd., Class A (A)	16,337	598,098

Canada 1.7%		1,043,066

Canadian Pacific Railway, Ltd.	3,487	1,043,066

China 13.0%		8,058,525

Alibaba Group Holding, Ltd., ADR (A)	9,514	2,898,818

BYD Company, Ltd., H Shares	93,500	1,890,085

Ping An Insurance Group Company of China, Ltd., H Shares	131,300	1,357,599

Sunny Optical Technology Group Company, Ltd.	41,000	680,728

Xinyi Solar Holdings, Ltd.	674,000	1,231,295

Denmark 5.7%		3,511,031

Novo Nordisk A/S, B Shares	15,077	961,395

Orsted A/S (B)	6,858	1,088,425

Vestas Wind Systems A/S	8,517	1,461,211

Finland 1.0%		627,971

Sampo OYJ, A Shares	16,641	627,971

France 8.4%		5,178,277

Air Liquide SA	5,243	766,725

AXA SA	43,087	691,945

BioMerieux	4,620	687,912

Dassault Systemes SE	3,718	633,956

Schneider Electric SE	9,268	1,126,119

Valeo SA	21,775	658,722

Worldline SA (A)(B)	8,275	612,898

Germany 7.5%		4,609,221

adidas AG (A)	2,486	738,601

Deutsche Telekom AG	51,905	788,888

Infineon Technologies AG	40,619	1,130,877

SAP SE	7,638	814,855

Vonovia SE	17,788	1,136,000

10	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Hong Kong 3.0%		$1,882,691

AIA Group, Ltd.	98,000	932,683

Beijing Enterprises Water Group, Ltd. (A)	999,840	380,338

Hang Lung Properties, Ltd.	234,000	569,670

India 2.3%		1,439,791

HDFC Bank, Ltd., ADR (A)	25,066	1,439,791

Indonesia 1.6%		990,852

Bank Rakyat Indonesia Persero Tbk PT	4,377,097	990,852

Ireland 1.6%		1,012,077

Kerry Group PLC, Class A	8,455	1,012,077

Japan 13.6%		8,376,168

Daikin Industries, Ltd.	6,500	1,216,366

Hoya Corp.	11,120	1,254,969

Keyence Corp.	1,700	771,498

Nippon Telegraph & Telephone Corp.	39,200	824,605

ORIX Corp.	44,900	525,116

Recruit Holdings Company, Ltd.	18,099	688,679

Shimano, Inc.	4,100	937,734

Shiseido Company, Ltd.	10,100	625,261

Sundrug Company, Ltd.	17,000	631,241

Yamaha Corp.	19,000	900,699

Netherlands 2.2%		1,381,325

ASML Holding NV	1,711	619,043

ING Groep NV (A)	111,287	762,282

Russia 2.2%		1,363,085

Yandex NV, Class A (A)	23,677	1,363,085

South Africa 2.1%		1,303,730

Naspers, Ltd., N Shares	6,678	1,303,730

South Korea 4.5%		2,770,932

LG Chem, Ltd.	1,775	967,874

LG Household & Health Care, Ltd.	761	1,008,994

SK Hynix, Inc.	11,193	794,064

Sweden 2.8%		1,733,111

Atlas Copco AB, B Shares	23,113	885,593

Essity AB, B Shares	29,282	847,518

Switzerland 4.4%		2,686,618

Novartis AG	12,713	990,630

Roche Holding AG	5,278	1,695,988

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	11

	Shares	Value

Taiwan 3.4%		$2,113,971

Delta Electronics, Inc.	107,000	711,916

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	16,717	1,402,055

Thailand 1.7%		1,024,976

Advanced Info Service PCL	92,300	510,548

Kasikornbank PCL	213,600	514,428

United Kingdom 10.3%		6,345,508

Croda International PLC	11,622	908,369

Dechra Pharmaceuticals PLC	16,368	740,454

DS Smith PLC (A)	156,385	573,654

Ferguson PLC	10,716	1,064,327

GlaxoSmithKline PLC, ADR	22,490	751,616

Spirax-Sarco Engineering PLC	4,871	712,111

Unilever NV	28,293	1,594,977

Total investments (Cost $48,121,358) 97.6%		$60,282,342

Other assets and liabilities, net 2.4%		1,497,509

Total net assets 100.0%		$61,779,851

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt

(A)	Non-income producing security.

(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $48,647,682. Net unrealized appreciation aggregated to $11,634,660, of which $15,430,591 related to gross unrealized appreciation and $3,795,931 related to gross unrealized depreciation.

12	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets

Unaffiliated investments, at value (Cost $48,121,358)	$60,282,342

Cash	1,088,716

Foreign currency, at value (Cost $1,608)	1,608

Dividends and interest receivable	178,572

Receivable for fund shares sold	61,722

Receivable for investments sold	241,647

Receivable from affiliates	1,229

Other assets	40,052

Total assets	61,895,888

Liabilities

Payable for investments purchased	14,459

Payable for fund shares repurchased	9,484

Payable to affiliates

Accounting and legal services fees	2,288

Transfer agent fees	6,229

Trustees’ fees	64

Other liabilities and accrued expenses	83,513

Total liabilities	116,037

Net assets	$61,779,851

Net assets consist of

Paid-in capital	$52,279,529

Total distributable earnings (loss)	9,500,322

Net assets	$61,779,851

Net asset value per share

Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value

Class A ($6,480,739 ÷ 467,411 shares)[1]	$13.87

Class I ($54,678,308 ÷ 3,934,256 shares)	$13.90

Class R6 ($620,804 ÷ 44,628 shares)	$13.91

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.60

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	13

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$1,053,123
Interest	6,989
Less foreign taxes withheld	(104,884)
Total investment income	955,228
Expenses
Investment management fees	492,617
Distribution and service fees	16,053
Accounting and legal services fees	10,495
Transfer agent fees	70,558
Trustees’ fees	1,036
Custodian fees	45,962
State registration fees	57,869
Printing and postage	16,974
Professional fees	65,582
Other	15,894
Total expenses	793,040
Less expense reductions	(178,490)
Net expenses	614,550
Net investment income	340,678
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(2,144,034)
(2,144,034)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	7,131,778
7,131,778
Net realized and unrealized gain	4,987,744
Increase in net assets from operations	$5,328,422

14	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$340,678	$1,291,431
Net realized loss	(2,144,034)	(774,115)
Change in net unrealized appreciation (depreciation)	7,131,778	6,480,810
Increase in net assets resulting from operations	5,328,422	6,998,126
Distributions to shareholders
From earnings
Class A	(134,601)	(154,779)
Class I	(1,098,472)	(1,280,775)
Class R6	(53,099)	(50,231)
Total distributions	(1,286,172)	(1,485,785)
From fund share transactions	(1,575,962)	(2,269,623)
Total increase	2,466,288	3,242,718
Net assets
Beginning of year	59,313,563	56,070,845
End of year	$61,779,851	$59,313,563

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	15

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.78	$11.63	$12.96	$10.00
Net investment income[2]	0.05	0.26	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.29	1.17	(1.37)	2.83
Total from investment operations	1.34	1.43	(1.23)	2.96
Less distributions
From net investment income	(0.25)	(0.11)	(0.04)	—
From net realized gain	—	(0.17)	(0.06)	—
Total distributions	(0.25)	(0.28)	(0.10)	—
Net asset value, end of period	$13.87	$12.78	$11.63	$12.96
Total return (%)[3,4]	10.59	12.62	(9.55)	29.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$7	$7	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	1.62	1.62	2.11	[6]
Expenses including reductions	1.29	1.28	1.27	1.28	[6]
Net investment income	0.36	2.12	1.06	1.27	[6]
Portfolio turnover (%)	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.

16	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.80	$11.66	$13.00	$10.00
Net investment income[2]	0.08	0.28	0.17	0.11
Net realized and unrealized gain (loss) on investments	1.30	1.17	(1.38)	2.89
Total from investment operations	1.38	1.45	(1.21)	3.00
Less distributions
From net investment income	(0.28)	(0.14)	(0.07)	—
From net realized gain	—	(0.17)	(0.06)	—
Total distributions	(0.28)	(0.31)	(0.13)	—
Net asset value, end of period	$13.90	$12.80	$11.66	$13.00
Total return (%)[3]	10.90	12.84	(9.37)	30.00	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$50	$48	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.38	1.38	1.85	[5]
Expenses including reductions	1.04	1.04	1.03	1.02	[5]
Net investment income	0.62	2.31	1.28	1.07	[5]
Portfolio turnover (%)	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	17

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.81	$11.67	$13.00	$10.00
Net investment income[2]	0.06	0.31	0.18	0.17
Net realized and unrealized gain (loss) on investments	1.33	1.15	(1.37)	2.83
Total from investment operations	1.39	1.46	(1.19)	3.00
Less distributions
From net investment income	(0.29)	(0.15)	(0.08)	—
From net realized gain	—	(0.17)	(0.06)	—
Total distributions	(0.29)	(0.32)	(0.14)	—
Net asset value, end of period	$13.91	$12.81	$11.67	$13.00
Total return (%)[3]	11.01	12.95	(9.21)	30.00	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.27	1.28	1.75	[5]
Expenses including reductions	0.92	0.92	0.92	0.93	[5]
Net investment income	0.42	2.54	1.38	1.64	[5]
Portfolio turnover (%)	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

18	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG International Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities, Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	19

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:

Assets

Common stocks
Australia	$870,735	—	$870,735	—
Belgium	650,629	—	650,629	—
Brazil	1,308,052	$1,308,052	—	—
Canada	1,043,066	1,043,066	—	—
China	8,058,525	2,898,818	5,159,707	—
Denmark	3,511,031	—	3,511,031	—
Finland	627,971	—	627,971	—
France	5,178,277	—	5,178,277	—
Germany	4,609,221	—	4,609,221	—
Hong Kong	1,882,691	—	1,882,691	—
India	1,439,791	1,439,791	—	—
Indonesia	990,852	—	990,852	—
Ireland	1,012,077	—	1,012,077	—
Japan	8,376,168	—	8,376,168	—
Netherlands	1,381,325	—	1,381,325	—
Russia	1,363,085	1,363,085	—	—
South Africa	1,303,730	—	1,303,730	—
South Korea	2,770,932	—	2,770,932	—
Sweden	1,733,111	—	1,733,111	—
Switzerland	2,686,618	—	2,686,618	—
Taiwan	2,113,971	1,402,055	711,916	—
Thailand	1,024,976	—	1,024,976	—
United Kingdom	6,345,508	751,616	5,593,892	—

Total investments in securities	$60,282,342	$10,206,483	$50,075,859	—

20	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S.dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S.dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $3,588.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	21

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $74,402 and a long-term capital loss carryforward of $2,511,036 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$1,286,172	$807,187
Long-term capital gains	—	678,598
Total	$1,286,172	$1,485,785

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $446,658 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.

22	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.850% of the first $250 million of the fund’s average daily net assets; b) 0.800% of the next $500 million of the fund’s average daily net assets; and c) 0.750% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Boston Common Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.91% of average daily net assets of the fund. For purposes of this agreement, ”expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2021, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$19,758
Class I	155,107

Class	Expense reduction
Class R6	$3,625
Total	$178,490

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.54% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	23

the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,867 for the year ended October 31, 2020. Of this amount, $848 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $4,019 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges ((CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$16,053	$7,987
Class I	—	62,407
Class R6	—	164
Total	$16,053	$70,558

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating

24	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$1,100,000	1	0.525%	$(16)

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount

Class A shares

Sold	37,125	$487,912	34,093	$419,088

Distributions reinvested	1,712	22,465	2,648	29,607

Repurchased	(112,699)	(1,293,630)	(57,893)	(682,047)

Net decrease	(73,862)	$(783,253)	(21,152)	$(233,352)

Class I shares

Sold	590,392	$7,410,092	674,003	$7,977,268

Distributions reinvested	19,587	256,978	30,644	342,595

Repurchased	(586,927)	(6,852,005)	(888,371)	(10,704,837)

Net increase (decrease)	23,052	$815,065	(183,724)	$(2,384,974)

Class R6 shares

Sold	17,168	$218,752	34,126	$433,072

Distributions reinvested	706	9,269	142	1,589

Repurchased	(154,517)	(1,835,795)	(6,792)	(85,958)

Net increase (decrease)	(136,643)	$(1,607,774)	27,476	$348,703

Total net decrease	(187,453)	$(1,575,962)	(177,400)	$(2,269,623)

Affiliates of the fund owned 77% of Class A and Class I shares on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $19,000,092 and $21,448,038, respectively, for the year ended October 31, 2020.

Note 7 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG International Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period December 14, 2016 (commencement of operations) through October 31, 2017 (collectively referred to as the ”financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period December 14, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

26	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $1,053,543. The fund intends to pass through foreign tax credits of $103,573.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	27

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Common Asset Management, LLC (the Subadvisor), for John Hancock ESG International Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the ”Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

28	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications, and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	29

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2019. The Board also noted that the fund underperformed the peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to the benchmark index for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are equal to the peer group median.

30	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	31

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its

32	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	33

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

34	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012		196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	35

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008		196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

36	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196
Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	37

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

38	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Boston Common Asset Management, LLC

Portfolio Managers

Praveen S. Abichandani, CFA

Corné Biemans

Matt A. Zalosh, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	39

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock ESG International Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399331	469A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Global Thematic Opportunities Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

13	Financial statements

17	Financial highlights

22	Notes to financial statements

31	Report of independent registered public accounting firm

32	Tax information

33	Continuation of investment advisory and subadvisory agreements

40	Trustees and Officers

44	More information

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI All Country World Index is a free float adjusted market capitalization weighted designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Vaccine news and policy efforts boosted stocks

Positive news about potential vaccines for the coronavirus, as well as relentless central bank efforts and the economic and social reopening of most regions, boosted global equities, with United States and information technology (IT) stocks delivering the best performance.

The fund’s asset allocation drove relative outperformance

The fund had a positive absolute return and outperformed the MSCI All Country World Index due primarily to an overweight in the strong-performing IT sector and underweights to the weaker financials and energy sectors.

Stock selection effects were mixed

Weak stock selection in the IT sector was offset by positive selection in the industrials, healthcare, and communication services sectors, with companies supporting trends such as automation and healthcare services among the best performers.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the ”Principal risks” section of the prospectus.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	3

Manager’s discussion of fund performance

What factors affected global equity markets during the 12 months ended October 31, 2020?

The decade-long bull market came to an abrupt end as the COVID-19 pandemic resulted in a quasiglobal lockdown during the first quarter of 2020 and the worst three-month performance on record for the fund’s benchmark, the MSCI All Country World Index. After this dismal start, markets rebounded strongly during the rest of the year. Positive news flow about potential vaccines for the coronavirus helped markets beginning in the third quarter, as did relentless central bank efforts and the economic and social reopening of most regions. Overall, given the paradigm shift in work-from-home availability, countries highly exposed to information technology (IT), such as China, Taiwan, and South Korea, all outperformed the overall market. Utilities, a defensive sector, and energy, where end-market demand has suffered as lockdowns weighed on oil prices, lagged the most. From a regional perspective, the largest returns came from North America, while Europe underperformed over fears of a second COVID-19 wave.

How did the fund respond to these market conditions?

The fund posted a positive return and outperformed its benchmark. Outperformance was the result of sector allocation, with stock selection deterring somewhat. The large positive allocation effect was a result of a significant underweight in financials and a lack of exposure to energy, the two

TOP 10 HOLDINGS		TOP 10 COUNTRIES
AS OF 10/31/2020 (% of net assets)		AS OF 10/31/2020 (% of net assets)

Thermo Fisher Scientific, Inc.	3.5	United States	61.9

Alibaba Group Holding, Ltd., ADR	3.5	China	8.7

UnitedHealth Group, Inc.	3.1	France	5.8

Fidelity National Financial, Inc.	3.0	United Kingdom	4.6

Roche Holding AG	2.7	South Korea	4.0

Synopsys, Inc.	2.6	Ireland	3.4

Quest Diagnostics, Inc.	2.6	Germany	2.9

KLA Corp.	2.6	Switzerland	2.7

Applied Materials, Inc.	2.5	Sweden	2.4

Zebra Technologies Corp., Class A	2.5	Hong Kong	1.0

TOTAL	28.6	TOTAL	97.4

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

4	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

worst-performing sectors over the last 12 months, as well as a large overweight in IT, the best-performing sector in the index. Stock selection in the IT sector was the primary detractor, but was partially offset by strong selection in the industrials, healthcare, and communication services sectors.

MANAGED BY Hans Peter Portner, CFA Gertjan Van Der Geer

From a regional perspective, the portfolio was supported by a large positive stock selection effect, concentrated in European industrials, while the allocation effect was a slight negative due to a small underweight in outperforming North America and an overweight in Europe, which lagged during the reporting period.

What holdings were instrumental?

The largest positive contribution came from Thermo Fisher Scientific, Inc., which offers goods and services for COVID-19 testing and saw strong demand for their products, culminating in their highest-ever quarterly sales and earnings. Synopsys, Inc. was a strong performer as demand improved for semiconductors and design tools for the development of new chipsets used in a wide range of applications such as computers, data centers, 5G, and electric vehicles. Irish insulation materials manufacturer Kingspan Group PLC also rebounded strongly as plans for a green recovery boosted the longer-term outlook for energy-efficiency stocks.

On the negative side, one of the largest detractors was owning Apple, Inc. only for a short time early in the period. Apple was a star performer during the stay-at-home period and an index heavyweight, but we sold it off before its run up. Another underperformer was Fidelity National Financial, Inc., a payment services company that suffered from a multiple contraction after announcing an acquisition that coincided with the March stock market crash.

The views expressed in this report are exclusively those of Hans Peter Portner, CFA, and Gertjan Van Der Geer, Pictet Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020
	Average annual total returns (%)		Cumulative total returns (%)
	with maximum sales charge		with maximum sales charge
	1-year	Since inception (12-14-18)	Since inception (12-14-18)
Class A	2.92	12.03	23.83
Class C	6.50	14.28	28.56
Class I1	8.53	15.42	31.00
Class R6[1]	8.70	15.52	31.21
Class NAV[1]	8.62	15.53	31.22
Index†	4.89	10.15	19.96

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.37	2.12	1.12	1.01	1.00
Net (%)	1.19	1.94	0.94	0.85	0.84

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

6	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Thematic Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI All Country World Index

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-14-18	12,856	12,856	11,996
Class I1	12-14-18	13,100	13,100	11,996
Class R6[1]	12-14-18	13,121	13,121	11,996
Class NAV[1]	12-14-18	13,122	13,122	11,996

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

Prior to March 1, 2020, the fund’s primary benchmark was the MSCI World Index. Effective March 1, 2020, the fund’s primary benchmark is the MSCI All Country World Index, which is better aligned with the fund’s investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.

[2]	The contingent deferred sales charge is not applicable.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the ”expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

8	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,172.70	$6.50	1.19%
	Hypothetical example	1,000.00	1,019.20	6.04	1.19%
Class C	Actual expenses/actual returns	1,000.00	1,168.10	10.57	1.94%
	Hypothetical example	1,000.00	1,015.40	9.83	1.94%
Class I	Actual expenses/actual returns	1,000.00	1,174.40	5.14	0.94%
	Hypothetical example	1,000.00	1,020.40	4.77	0.94%
Class R6	Actual expenses/actual returns	1,000.00	1,174.30	4.65	0.85%
	Hypothetical example	1,000.00	1,020.90	4.32	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	1,174.30	4.59	0.84%
	Hypothetical example	1,000.00	1,020.90	4.27	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	9

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 96.0%		$320,047,138
(Cost $270,701,404)

China 8.7%		28,953,598

Alibaba Group Holding, Ltd., ADR (A)	37,842	11,530,077

China Vanke Company, Ltd., H Shares	1,467,200	4,554,138

NetEase, Inc., ADR	58,310	5,060,725

Tencent Holdings, Ltd.	102,200	7,808,658

France 5.8%		19,406,725

Kering SA	13,640	8,242,843

Schneider Electric SE	54,929	6,674,208

Worldline SA (A)(B)	60,617	4,489,674

Germany 2.9%		9,561,586

Siemens AG	52,334	6,139,599

Vonovia SE	53,583	3,421,987

Hong Kong 1.0%		3,526,836

Guangdong Investment, Ltd.	2,378,000	3,526,836

Ireland 3.4%		11,348,453

Allegion PLC	59,093	5,820,661

Kingspan Group PLC (A)	63,342	5,527,792

Japan 1.0%		3,320,420

Horiba, Ltd.	67,500	3,320,420

South Korea 1.6%		5,448,778

Coway Company, Ltd. (A)	88,985	5,448,778

Sweden 2.4%		7,897,846

Hexagon AB, B Shares (A)	107,751	7,897,846

Switzerland 2.7%		9,079,865

Roche Holding AG	28,257	9,079,865

United Kingdom 4.6%		15,245,964

Bunzl PLC	184,449	5,733,857

Mondi PLC	159,168	3,016,772

Severn Trent PLC	96,773	3,045,668

Unilever NV (C)	61,193	3,449,667

United States 61.9%		206,257,067

Alphabet, Inc., Class A (A)	3,588	5,798,603

AMETEK, Inc.	38,874	3,817,427

Applied Materials, Inc.	139,541	8,265,013

Blueprint Medicines Corp. (A)	18,327	1,874,486

Boston Scientific Corp. (A)	218,260	7,479,770

10	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)

Cisco Systems, Inc.	164,097	$5,891,082

Comcast Corp., Class A	158,664	6,701,967

Danaher Corp.	16,820	3,860,863

Dropbox, Inc., Class A (A)	89,356	1,631,641

Edwards Lifesciences Corp. (A)	68,137	4,884,742

Essential Utilities, Inc.	88,712	3,654,934

Exelixis, Inc. (A)	94,627	1,937,961

Facebook, Inc., Class A (A)	17,148	4,511,810

Fidelity National Financial, Inc.	317,134	9,923,123

Fidelity National Information Services, Inc.	58,036	7,230,705

Fortune Brands Home & Security, Inc.	72,679	5,877,551

Gilead Sciences, Inc.	55,375	3,220,056

Global Blood Therapeutics, Inc. (A)	28,249	1,493,807

Global Payments, Inc.	38,075	6,005,951

Halozyme Therapeutics, Inc. (A)	65,254	1,827,112

Intuit, Inc.	7,885	2,481,252

KLA Corp.	43,751	8,626,822

MAXIMUS, Inc.	111,660	7,545,983

Microsoft Corp.	33,273	6,736,784

Neurocrine Biosciences, Inc. (A)	17,104	1,687,652

NextEra Energy, Inc.	51,556	3,774,415

PayPal Holdings, Inc. (A)	23,393	4,354,139

Quest Diagnostics, Inc.	70,656	8,629,924

Stanley Black & Decker, Inc.	24,266	4,033,009

Synopsys, Inc. (A)	40,721	8,708,593

The Toro Company	93,356	7,664,528

Thermo Fisher Scientific, Inc.	24,585	11,631,655

Tractor Supply Company	25,571	3,406,313

TransUnion	44,034	3,507,748

Turning Point Therapeutics, Inc. (A)	24,247	2,235,331

UnitedHealth Group, Inc.	34,095	10,403,748

Vertex Pharmaceuticals, Inc. (A)	6,670	1,389,761

Visa, Inc., Class A	29,158	5,298,300

Zebra Technologies Corp., Class A (A)	29,095	8,252,506
Preferred securities 2.4%		$7,840,243

(Cost $5,647,551)

South Korea 2.4%		7,840,243

Samsung Electronics Company, Ltd.	176,245	7,840,243

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	11

	Yield	(%)	Shares	Value
Short-term investments 1.1%				$3,637,851

(Cost $3,637,887)

Short-term funds 1.1%				3,637,851

John Hancock Collateral Trust (D)	0.2508	(E)	363,472	3,637,851

Total investments (Cost $279,986,842) 99.5%				$331,525,232

Other assets and liabilities, net 0.5%				1,709,812

Total net assets 100.0%				$333,235,044

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.

(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(C)	All or a portion of this security is on loan as of 10-31-20.

(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

(E)	The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $280,794,237. Net unrealized appreciation aggregated to $50,730,995, of which $58,724,531 related to gross unrealized appreciation and $7,993,536 related to gross unrealized depreciation.

12	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $276,348,955) including $3,464,172 of securities loaned	$327,887,381
Affiliated investments, at value (Cost $3,637,887)	3,637,851
Total investments, at value (Cost $279,986,842)	331,525,232
Cash	4,163,804
Foreign currency, at value (Cost $55,049)	55,031
Dividends and interest receivable	350,328
Receivable for fund shares sold	5,740
Receivable for investments sold	3,513,862
Receivable for securities lending income	108
Receivable from affiliates	1,980
Other assets	62,856
Total assets	339,678,941
Liabilities
Payable for investments purchased	2,569,876
Payable for fund shares repurchased	64,123
Payable upon return of securities loaned	3,637,889
Payable to affiliates
Accounting and legal services fees	12,904
Transfer agent fees	131
Trustees’ fees	68
Other liabilities and accrued expenses	158,906
Total liabilities	6,443,897
Net assets	$333,235,044
Net assets consist of
Paid-in capital	$260,935,439
Total distributable earnings (loss)	72,299,605
Net assets	$333,235,044

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	13

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($845,164 ÷ 67,299 shares)[1]	$12.56
Class C ($342,742 ÷ 27,555 shares)[1]	$12.44
Class I ($80,255 ÷ 6,376 shares)	$12.59
Class R6 ($90,106 ÷ 7,153 shares)	$12.60
Class NAV ($331,876,777 ÷ 26,334,390 shares)	$12.60
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.22

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

14	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$5,739,901
Interest	32,294
Securities lending	21,303
Less foreign taxes withheld	(252,607)
Total investment income	5,540,891

Expenses
Investment management fees	2,846,425
Distribution and service fees	3,688
Accounting and legal services fees	66,932
Transfer agent fees	1,172
Trustees’ fees	5,528
Custodian fees	116,748
State registration fees	76,981
Printing and postage	53,821
Professional fees	76,226
Other	34,487
Total expenses	3,282,008
Less expense reductions	(396,512)
Net expenses	2,885,496
Net investment income	2,655,395

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	19,125,114
Affiliated investments	1,398
19,126,512
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	7,706,122
Affiliated investments	(412)
7,705,710
Net realized and unrealized gain	26,832,222
Increase in net assets from operations	$29,487,617

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Period ended 10-31-19[1]
Increase (decrease) in net assets
From operations
Net investment income	$2,655,395	$2,455,246
Net realized gain	19,126,512	11,109,282
Change in net unrealized appreciation (depreciation)	7,705,710	43,847,618
Increase in net assets resulting from operations	29,487,617	57,412,146
Distributions to shareholders
From earnings
Class A	(16,263)	—
Class C	(2,882)	—
Class I	(3,102)	—
Class R6	(2,907)	—
Class NAV	(14,600,822)	—
Total distributions	(14,625,976)	—
From fund share transactions	(44,452,602)	305,413,859
Total increase (decrease)	(29,590,961)	362,826,005
Net assets
Beginning of year	362,826,005	—
End of year	$333,235,044	$362,826,005

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.

16	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.04	$10.00
Net investment income[2]	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.92	2.00
Total from investment operations	0.98	2.04
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.40)	—
Total distributions	(0.46)	—
Net asset value, end of period	$12.56	$12.04
Total return (%)[3,4]	8.30	20.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.37	[6]
Expenses including reductions	1.19	1.19	[6]
Net investment income	0.48	0.39	[6]
Portfolio turnover (%)	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	17

CLASS C SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$11.96	$10.00
Net investment loss[2]	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.91	1.99
Total from investment operations	0.88	1.96
Less distributions
From net realized gain	(0.40)	—
Net asset value, end of period	$12.44	$11.96
Total return (%)[3,4]	7.50	19.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.12	[7]
Expenses including reductions	1.94	1.94	[7]
Net investment loss	(0.22)	(0.30)[7]
Portfolio turnover (%)	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

18	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.07	$10.00
Net investment income[2]	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.93	2.00
Total from investment operations	1.01	2.07
Less distributions
From net investment income	(0.09)	—
From net realized gain	(0.40)	—
Total distributions	(0.49)	—
Net asset value, end of period	$12.59	$12.07
Total return (%)[3]	8.53	20.70	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.12	[6]
Expenses including reductions	0.94	0.94	[6]
Net investment income	0.69	0.73	[6]
Portfolio turnover (%)	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	19

CLASS R6 SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.07	$10.00
Net investment income[2]	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.94	1.99
Total from investment operations	1.03	2.07
Less distributions
From net investment income	(0.10)	—
From net realized gain	(0.40)	—
Total distributions	(0.50)	—
Net asset value, end of period	$12.60	$12.07
Total return (%)[3]	8.70	20.70	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	1.01	[6]
Expenses including reductions	0.85	0.85	[6]
Net investment income	0.79	0.82	[6]
Portfolio turnover (%)	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

20	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.08	$10.00
Net investment income[2]	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.93	1.99
Total from investment operations	1.02	2.08
Less distributions
From net investment income	(0.10)	—
From net realized gain	(0.40)	—
Total distributions	(0.50)	—
Net asset value, end of period	$12.60	$12.08
Total return (%)[3]	8.62	20.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$332	$362
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	1.00	[5]
Expenses including reductions	0.84	0.84	[5]
Net investment income	0.78	0.88	[5]
Portfolio turnover (%)	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	21

Notes to financial statements

Note 1 — Organization

John Hancock Global Thematic Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such

22	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
China	$28,953,598	$16,590,802	$12,362,796	—
France	19,406,725	—	19,406,725	—
Germany	9,561,586	—	9,561,586	—
Hong Kong	3,526,836	—	3,526,836	—
Ireland	11,348,453	5,820,661	5,527,792	—
Japan	3,320,420	—	3,320,420	—
South Korea	5,448,778	—	5,448,778	—
Sweden	7,897,846	—	7,897,846	—
Switzerland	9,079,865	—	9,079,865	—
United Kingdom	15,245,964	—	15,245,964	—
United States	206,257,067	206,257,067	—	—
Preferred securities	7,840,243	—	7,840,243	—
Short-term investments	3,637,851	3,637,851	—	—
Total investments in securities	$331,525,232	$232,306,381	$99,218,851	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	23

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2020, the fund loaned securities valued at $3,464,172 and received $3,637,889 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund

24	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $4,591.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended October 31, 2020 and for the period ended October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$14,625,976	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $8,403,933 of undistributed ordinary income and $13,149,739 of undistributed long-term capital gains.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	25

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.840% of the first $250 million of the fund’s aggregate average daily net assets; (b) 0.815% of the next $250 million of the fund’s aggregate average daily net assets; (c) 0.790% of the next $500 million of the fund’s aggregate average daily net assets; (d) 0.750% of the next $1 billion of the fund’s aggregate average daily net assets and (e) 0.730% of the fund’s aggregate average daily net assets in excess of $2 billion. When aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the advisory fee rate is 0.750% on all net assets of the fund. When aggregate net assets exceed $2 billion, the advisory fee rate is 0.730% on all net assets of the fund. Aggregate net assets include the net assets of the fund, Manulife Global Thematic Opportunities Fund (a Canadian mutual fund trust), and Manulife Global Thematic Opportunities Class (a class of mutual fund shares of Manulife Investment Exchange Funds Corp.). The Advisor has a subadvisory agreement with Pictet Asset Management SA. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets, on an annualized basis and expenses of Class A, Class C, and Class I shares exceed 1.19%, 1.94%, and 0.94%, respectively, of average daily net assets attributable to the class. Expenses of the fund means all expenses of the fund excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, and Class I shares means all expenses of the fund attributable to the

26	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

applicable class plus class-specific expenses. Each agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$933
Class C	293
Class I	106

Class	Expense reduction
Class R6	$93
Class NAV	395,087
Total	$396,512

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.71% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,203 for the year ended October 31, 2020. Of this amount, $206 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $997 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs).Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $756 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	27

retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,646	$816
Class C	2,042	252
Class I	—	94
Class R6	—	10
Total	$3,688	$1,172

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2020 and for the period ended October 31, 2019 were as follows:

	Year Ended 10-31-20		Period ended 10-31-19[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	42,174	$519,812	50,145	$554,355
Distributions reinvested	1,343	16,263	—	—
Repurchased	(20,600)	(232,873)	(5,763)	(68,429)
Net increase	22,917	$303,202	44,382	$485,926
Class C shares
Sold	31,037	$366,424	7,126	$74,934
Distributions reinvested	71	860	—	—
Repurchased	(10,679)	(110,665)	—	—
Net increase	20,429	$256,619	7,126	$74,934
Class I shares
Sold	—	—	6,322	$65,000
Distributions reinvested	54	$649	—	—
Net increase	54	$649	6,322	$65,000
Class R6 shares
Sold	1,357	$16,000	5,763	$58,500
Distributions reinvested	33	402	—	—
Net increase	1,390	$16,402	5,763	$58,500

28	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

	Year Ended 10-31-20		Period ended 10-31-19[1]

	Shares	Amount	Shares	Amount
Class NAV shares
Sold	154,062	$1,450,645	34,475,132	$356,592,069
Distributions reinvested	1,204,688	14,600,822	—	—
Repurchased	(4,997,169)	(61,080,941)	(4,502,323)	(51,862,570)
Net increase (decrease)	(3,638,419)	$(45,029,474)	29,972,809	$304,729,499
Total net increase (decrease)	(3,593,629)	$(44,452,602)	30,036,402	$305,413,859

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.

Affiliates of the fund owned 18%, 78%, 70% and 100% of shares of Class C, Class I, Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $193,053,703 and $248,003,581, respectively, for the year ended October 31, 2020.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 99.6% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	49.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	22.9%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	29

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	363,472	$9,563,965	$24,696,393	$(30,623,493)	$1,398	$(412)	$21,303	—	$3,637,851

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 10 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

30	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Thematic Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Thematic Opportunities Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2020 and for the period December 14, 2018 (commencement of operations) through October 31, 2019, including the related notes (collectively referred to as the ”financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year ended October 31, 2020, and the changes in its net assets and the financial highlights for the year ended October 31, 2020 and for the period December 14, 2018 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	31

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pictet Asset Management SA (the Subadvisor), for John Hancock Global Thematic Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25,2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreement, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the ”Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	33

their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

34	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	35

increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is

36	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	37

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

38	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport).Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999);Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010).Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971);former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007);Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

40	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	41

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

42	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth	Trustee
Position(s) held with Trust	of the
Principal occupation(s)	Trust
during past 5 years	since[1]

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015);Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	43

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Pictet Asset Management SA

Portfolio Managers

Hans Peter Portner, CFA

Gertjan Van Der Geer

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

44	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Thematic Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399347	471A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

John Hancock

International Dynamic Growth Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

13	Financial statements

16	Financial highlights

21	Notes to financial statements

30	Report of independent registered public accounting firm

31	Tax information

32	Continuation of investment advisory and subadvisory agreements

39	Trustees and Officers

43	More information

1	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The MSCI All Country World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1Class A shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks recovered from a sharp pandemic-driven decline

The coronavirus pandemic triggered a sudden downturn in the economy and the stock market, but a massive fiscal and monetary response helped to restore growth, and global stocks generated positive performance overall.

The fund significantly outpaced its benchmark index due to stock selection

The fund outperformed its benchmark, the MSCI AC World ex-USA Growth Index, owing in part to contributions from stock selection and allocation effects in the information technology, consumer staples, and consumer discretionary sectors.

Stock picking in selected sectors hindered relative performance
Security selection in the healthcare and industrials sectors weighed on relative performance, as did an underweight in the outperforming communication services sector.

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Manager’s discussion of fund performance

What were the main drivers of global equity market performance during the 12 months ended October 31, 2020?

Most global stocks, as measured by the fund’s benchmark, the MSCI AC World ex-USA Growth Index, posted positive returns overall, as they recovered from a sharp decline in February and March that was triggered by the coronavirus pandemic and its impact on the economy. Restrictions imposed to slow the spread of COVID-19 reversed the strong economic growth recorded early in the period. Central banks responded with aggressive monetary policy measures to provide immediate and substantial liquidity to the global economy, and many governments launched massive fiscal stimulus initiatives. Entering the spring, stocks rebounded sharply, and they maintained a largely positive path in subsequent months, driven by policy responses, the gradual reopening of many segments of the global economy, and favorable news on vaccine development.

How did the fund perform?

The fund outperformed its benchmark, thanks primarily to stock selection in the information technology, consumer discretionary, and consumer staples sectors. On the negative side, relative performance was hindered by stock picking in the healthcare and industrials sectors and by the fund’s underweight in communication services, a sector that outperformed.

TOP 10 HOLDINGS		TOP 10 COUNTRIES
AS OF 10/31/2020 (% of net assets)		AS OF 10/31/2020 (% of net assets)

Alibaba Group Holding, Ltd., ADR	5.1	China	19.4

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	5.0	United States	14.4

Tencent Holdings, Ltd.	4.7	Japan	7.8

JD.com, Inc., ADR	4.3	France	7.1

Sartorius Stedim Biotech	4.0	Canada	6.9

Techtronic Industries Company, Ltd.	3.9	Netherlands	6.6

ASML Holding NV	3.8	Sweden	5.8

Lonza Group AG	3.6	Taiwan	5.0

ServiceNow, Inc.	3.5	Switzerland	3.9

Adobe, Inc.	3.4	Hong Kong	3.9

TOTAL	41.3	TOTAL	80.8

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	4

What were the key drivers of relative performance?

The top contributor was online payment services provider Adyen NV (Netherlands). Adyen’s payment technology has been adopted by leading global technology platforms and continues to benefit from the shift toward e-commerce and enterprise digital transformation. Other holdings that notably contributed to relative performance were supermarket operator Kobe Bussan Company, Ltd. (Japan), whose unique product assortment and value-bulk food offering were enhanced by consumers’ desire to eat at home during

MANAGED BY Andrew H. Jacobson, CFA Bradley Amoils

the pandemic; multinational software company Adobe, Inc. (U.S.); and online casino gaming company Evolution Gaming Group AB (Sweden), which benefited from casino shutdowns as they’re a world leader in online live gaming.

Airbus SE (France) had the most significant negative effect, as shares of the commercial aviation company were hurt by coronavirus-related travel restrictions affecting airlines. We sold the position prior to period end. Other positions that weighed on relative performance were civil aviation training provider CAE, Inc. (Canada) and e-commerce company Shopify, Inc. (Canada). We sold the fund’s position in CAE during the period. The fund’s underweight in multinational technology company Tencent Holdings, Ltd. (China) also had a negative impact, as the stock outperformed.

The views expressed in this report are exclusively those of Andrew H. Jacobson, Axiom Investors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge		Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (4-17-19)	Since inception (4-17-19)

Class A1	20.08	16.04	25.79

Class C1	24.48	19.13	31.00

Class I1,2	26.64	20.29	32.97

Class R6[1,2]	26.82	20.40	33.16

Class NAV[2]	26.92	20.47	33.27

Index†	11.43	10.24	16.22

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.30	2.05	1.05	0.94	0.93
Net (%)	1.20	1.95	0.95	0.84	0.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World ex-USA Growth Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Dynamic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI All Country World ex-USA Growth Index

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	4-17-19	13,100	13,100	11,622
Class I1,2	4-17-19	13,297	13,297	11,622
Class R6[1],2	4-17-19	13,316	13,316	11,622
Class NAV[2]	4-17-19	13,327	13,327	11,622

The MSCI All Country World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]

Class A, Class C, Class I, and Class R6 shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[2]	For certain types of investors, as described in the fund’s prospectuses.

[3]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,295.50	$ 6.92	1.20%
	Hypothetical example	1,000.00	1,019.10	6.09	1.20%
Class C	Actual expenses/actual returns	1,000.00	1,291.90	11.29	1.96%
	Hypothetical example	1,000.00	1,015.30	9.93	1.96%
Class I	Actual expenses/actual returns	1,000.00	1,297.20	5.49	0.95%
	Hypothetical example	1,000.00	1,020.40	4.82	0.95%
Class R6	Actual expenses/actual returns	1,000.00	1,298.10	4.85	0.84%
	Hypothetical example	1,000.00	1,020.90	4.27	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	1,299.10	4.80	0.83%
	Hypothetical example	1,000.00	1,021.00	4.22	0.83%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20

	Shares	Value

Common stocks 97.6%		$241,333,558
(Cost $176,286,868)

Argentina 2.0%		4,875,625

MercadoLibre, Inc. (A)	4,016	4,875,625

Australia 1.1%		2,728,669

Atlassian Corp. PLC, Class A (A)	14,240	2,728,669

Belgium 1.0%		2,348,385

UCB SA	23,776	2,348,385

Brazil 2.2%		5,430,838

Magazine Luiza SA	1,265,200	5,430,838

Canada 6.9%		17,173,098

Kinaxis, Inc. (A)	25,000	3,816,333

Lululemon Athletica, Inc. (A)	17,034	5,438,786

Shopify, Inc., Class A (A)	8,556	7,917,979

China 19.4%		48,088,769

Alibaba Group Holding, Ltd., ADR (A)	41,582	12,669,617

Contemporary Amperex Technology Company, Ltd., Class A	70,714	2,597,048

JD.com, Inc., ADR (A)	129,780	10,579,666

Kweichow Moutai Company, Ltd., Class A	9,900	2,473,486

Li Ning Company, Ltd.	510,000	2,658,090

Meituan, Class B (A)	149,100	5,558,327

Tencent Holdings, Ltd.	151,200	11,552,535

France 7.1%		17,518,326

Ingenico Group SA (A)(B)	19,468	2,799,011

Sartorius Stedim Biotech	26,010	9,867,172

Teleperformance	16,164	4,852,143

Germany 2.8%		6,982,287

Deutsche Boerse AG	20,730	3,054,629

TeamViewer AG (A)(B)(C)	25,056	1,104,416

Zalando SE (A)(C)	30,317	2,823,242

Hong Kong 3.9%		9,543,029

Techtronic Industries Company, Ltd.	708,500	9,543,029

Ireland 1.2%		3,012,819

Experian PLC	82,241	3,012,819

Israel 1.7%		4,108,680

Nice, Ltd., ADR (A)	18,000	4,108,680

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	10

	Shares	Value

Italy 0.9%		$2,210,185

Nexi SpA (A)(C)	143,574	2,210,185

Japan 7.8%		19,337,201

Anritsu Corp.	190,200	4,163,947

Keyence Corp.	7,800	3,539,815

Kobe Bussan Company, Ltd. (B)	85,600	2,408,361

Lasertec Corp.	39,900	3,456,170

M3, Inc.	31,600	2,134,129

Sony Corp.	43,600	3,634,779

Netherlands 6.6%		16,298,372

Adyen NV (A)(C)	4,161	6,993,552

ASML Holding NV	25,718	9,304,820

New Zealand 1.8%		4,485,968

Xero, Ltd. (A)	57,825	4,485,968

Singapore 3.3%		8,023,776

Sea, Ltd., ADR (A)	50,880	8,023,776

Sweden 5.8%		14,401,570

Atlas Copco AB, A Shares	137,949	6,089,234

Evolution Gaming Group AB (C)	112,071	8,312,336

Switzerland 3.9%		9,645,128

Lonza Group AG	14,538	8,808,723

Zur Rose Group AG (A)	3,006	836,405

Taiwan 5.0%		12,446,308

Taiwan Semiconductor Manufacturing Company, Ltd., ADR	148,400	12,446,308

United Kingdom 1.0%		2,391,567

AstraZeneca PLC	23,819	2,391,567

United States 12.2%		30,282,958

Adobe, Inc. (A)	18,948	8,471,651

Microsoft Corp.	35,373	7,161,971

NVIDIA Corp.	7,029	3,524,059

ServiceNow, Inc. (A)	17,600	8,757,232

Visa, Inc., Class A	13,032	2,368,045
Exchange-traded funds 2.2%		$5,430,210
(Cost $5,679,394) iShares Core MSCI Total International Stock ETF	95,100	5,430,210

11	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield	(%)	Shares	Value

Short-term investments 2.1%				$5,197,077

(Cost $5,197,407)

Short-term funds 2.1%				5,197,077

John Hancock Collateral Trust (D)	0.2508	(E)	519,261	5,197,077

Total investments (Cost $187,163,669) 101.9%				$251,960,845

Other assets and liabilities, net (1.9%)				(4,599,978)

Total net assets 100.0%				$247,360,867

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

ADR	American Depositary Receipt

(A)	Non-income producing security.

(B)	All or a portion of this security is on loan as of 10-31-20.

(C)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

(E)	The rate shown is the annualized seven-day yield as of 10-31-20.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $189,483,164. Net unrealized appreciation aggregated to $62,477,681, of which $63,329,982 related to gross unrealized appreciation and $852,301 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $181,966,262) including $4,544,019 of securities loaned	$246,763,768
Affiliated investments, at value (Cost $5,197,407)	5,197,077
Total investments, at value (Cost $187,163,669)	251,960,845
Cash	2,368,294
Dividends and interest receivable	195,752
Receivable for fund shares sold	85,281
Receivable for investments sold	2,435,080
Receivable for securities lending income	3,953
Other assets	41,332
Total assets	257,090,537
Liabilities
Payable for investments purchased	4,368,643
Payable for fund shares repurchased	40,245
Payable upon return of securities loaned	5,199,068
Payable to affiliates
Investment management fees	13,431
Accounting and legal services fees	9,304
Transfer agent fees	1,441
Trustees’ fees	60
Other liabilities and accrued expenses	97,478
Total liabilities	9,729,670
Net assets	$247,360,867
Net assets consist of
Paid-in capital	$169,962,331
Total distributable earnings (loss)	77,398,536
Net assets	$247,360,867

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,847,155 ÷ 441,674 shares)[1]	$13.24
Class C ($150,964 ÷ 11,526 shares)[1]	$13.10
Class I ($9,334,187 ÷ 703,286 shares)	$13.27
Class R6 ($66,059 ÷ 4,974 shares)	$13.28
Class NAV ($231,962,502 ÷ 17,460,884 shares)	$13.28
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.94

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

13	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$2,202,818
Securities lending	189,317
Interest	153,226
Less foreign taxes withheld	(215,499)
Total investment income	2,329,862

Expenses
Investment management fees	2,344,015
Distribution and service fees	6,466
Accounting and legal services fees	57,356
Transfer agent fees	11,621
Trustees’ fees	4,873
Custodian fees	124,756
State registration fees	87,507
Printing and postage	18,829
Professional fees	82,022
Other	35,120
Total expenses	2,772,565
Less expense reductions	(350,779)
Net expenses	2,421,786
Net investment loss	(91,924)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	20,041,772
Affiliated investments	10,039
20,051,811
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	43,464,581
Affiliated investments	(37)
43,464,544
Net realized and unrealized gain	63,516,355
Increase in net assets from operations	$63,424,431

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	14

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Period ended 10-31-19[1]
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(91,924)	$934,951
Net realized gain (loss)	20,051,811	(7,397,617)
Change in net unrealized appreciation (depreciation)	43,464,544	21,339,178
Increase in net assets resulting from operations	63,424,431	14,876,512
Distributions to shareholders
From earnings
Class A	(303)	—
Class I	(272)	—
Class R6	(148)	—
Class NAV	(948,844)	—
Total distributions	(949,567)	—
From fund share transactions	(153,083,187)	323,092,678
Total increase (decrease)	(90,608,323)	337,969,190
Net assets
Beginning of year	337,969,190	—
End of year	$247,360,867	$337,969,190

[1]	Period from 4-17-19 (commencement of operations) to 10-31-19.

15	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.48	$10.09
Net investment loss[2]	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.82	0.41
Total from investment operations	2.76	0.39
Less distributions
From net investment income	— [3]	—
Net asset value, end of period	$13.24	$10.48
Total return (%)[4,5]	26.39	3.87	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.33	[7]
Expenses including reductions	1.20	1.20	[7]
Net investment loss	(0.50)	(0.31)[7]
Portfolio turnover (%)	135	48

[1]	The inception date for Class A shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	16

CLASS C SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.44	$10.09
Net investment loss[2]	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	2.80	0.39
Total from investment operations	2.66	0.35
Net asset value, end of period	$13.10	$10.44
Total return (%)[3,4]	25.48	3.47	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.07	2.08	[7]
Expenses including reductions	1.95	1.95	[7]
Net investment loss	(1.21)	(0.75)[7]
Portfolio turnover (%)	135	48

[1]	The inception date for Class C shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

17	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20		10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.50		$10.09
Net investment income[2]	—	[3]	0.02
Net realized and unrealized gain (loss) on investments	2.79		0.38
Total from investment operations	2.79		0.40
Less distributions
From net investment income	(0.02)		—
Net asset value, end of period	$13.27		$10.50
Total return (%)[4]	26.64		4.06	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08		1.08	[7]
Expenses including reductions	0.95		0.95	[7]
Net investment income	0.01		0.31	[7]
Portfolio turnover (%)	135		48

[1]	The inception date for Class I shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	18

CLASS R6 SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.50	$10.09
Net investment income (loss)[2]	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.82	0.39
Total from investment operations	2.81	0.41
Less distributions
From net investment income	(0.03)	—
Net asset value, end of period	$13.28	$10.50
Total return (%)[3]	26.82	4.06	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.98	[6]
Expenses including reductions	0.84	0.84	[6]
Net investment income (loss)	(0.07)	0.45	[6]
Portfolio turnover (%)	135	48

[1]	The inception date for Class R6 shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

19	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.50	$10.00
Net investment income[2]	— [3]	0.03
Net realized and unrealized gain (loss) on investments	2.81	0.47
Total from investment operations	2.81	0.50
Less distributions
From net investment income	(0.03)	—
Net asset value, end of period	$13.28	$10.50
Total return (%)[4]	26.92	5.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$232	$337
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.96	[6]
Expenses including reductions	0.83	0.83	[6]
Net investment income (loss)	(0.03)	0.62	[6]
Portfolio turnover (%)	135	48

[1]	Period from 4-17-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	20

Notes to financial statements

Note 1 — Organization

John Hancock International Dynamic Growth Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE.

21	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$4,875,625	$4,875,625	—	—
Australia	2,728,669	2,728,669	—	—
Belgium	2,348,385	—	$2,348,385	—
Brazil	5,430,838	5,430,838	—	—
Canada	17,173,098	17,173,098	—	—
China	48,088,769	23,249,283	24,839,486	—
France	17,518,326	—	17,518,326	—
Germany	6,982,287	—	6,982,287	—
Hong Kong	9,543,029	—	9,543,029	—
Ireland	3,012,819	—	3,012,819	—
Israel	4,108,680	4,108,680	—	—
Italy	2,210,185	—	2,210,185	—
Japan	19,337,201	—	19,337,201	—
Netherlands	16,298,372	—	16,298,372	—
New Zealand	4,485,968	—	4,485,968	—
Singapore	8,023,776	8,023,776	—	—
Sweden	14,401,570	—	14,401,570	—
Switzerland	9,645,128	—	9,645,128	—
Taiwan	12,446,308	12,446,308	—	—

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	22

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
United Kingdom	$2,391,567	—	$2,391,567	—
United States	30,282,958	$30,282,958	—	—
Exchange-traded funds	5,430,210	5,430,210	—	—
Short-term investments	5,197,077	5,197,077	—	—
Total investments in securities	$251,960,845	$118,946,522	$133,014,323	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2020, the fund loaned securities valued at $4,544,019 and received $5,199,068 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

23	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $4,412.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year ordinary losses of $181,628 are treated as occurring on November 1, 2020, the first day of the fund’s next taxable year.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	24

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended October 31, 2020 and for the period ended October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$799,540	—
Long-term capital gains	150,027	—
Total	$949,567	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $15,095,937 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.810% of the first $1 billion of the fund’s average daily net assets; and (b) 0.750% of the fund’s average daily net assets in excess of $1 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is

0.750% on all assets. The Advisor has a subadvisory agreement with Axiom International Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

25	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.83% of average daily net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This current limitation expires on February 28, 2021, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$2,859
Class C	125
Class I	9,429

Class	Expense reduction
Class R6	$71
Class NAV	338,295
Total	$350,779

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.69% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $8,485 for the year ended October 31, 2020. Of this amount, $996 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $7,489 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, there were no CDSCs received by the Distributor for Class A and Class C shares.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	26

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$5,475	$2,678
Class C	991	123
Class I	—	8,813
Class R6	—	7
Total	$6,466	$11,621

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$5,063,378	11	0.592%	$(916)
Lender	3,951,522	2	1.350%	296

27	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Note 5 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2020 and for the period ended October 31, 2019 were as follows:

	Year Ended 10-31-20		Period ended 10-31-19[1]

	Shares	Amount	Shares	Amount

Class A shares[2]

Sold	439,562	$5,392,087	65,429	$661,130

Distributions reinvested	28	303	—	—

Repurchased	(54,001)	(612,898)	(9,344)	(96,269)

Net increase	385,589	$4,779,492	56,085	$564,861

Class C shares[2]

Sold	5,280	$65,251	7,184	$72,084

Repurchased	(938)	(11,789)	—	—

Net increase	4,342	$53,462	7,184	$72,084

Class I shares[2]

Sold	1,239,004	$14,415,431	7,286	$74,050

Distributions reinvested	15	161	—	—

Repurchased	(543,019)	(6,022,992)	—	—

Net increase	696,000	$8,392,600	7,286	$74,050

Class R6 shares[2]

Sold	19	$250	4,955	$50,000

Net increase	19	$250	4,955	$50,000

Class NAV shares

Sold	553,146	$5,507,296	34,497,810	$346,799,399

Distributions reinvested	86,494	948,844	—	—

Repurchased	(15,282,773)	(172,765,131)	(2,393,793)	(24,467,716)

Net increase	(14,643,133)	$(166,308,991)	32,104,017	$322,331,683

Total net increase (decrease)	(13,557,183)	$(153,083,187)	32,179,527	$323,092,678

[1]	Period from 4-17-19 (commencement of operations) to 10-31-19.

[2]	The inception date for Class A, Class C, Class I and Class R6 shares is 5-3-19.

Affiliates of the fund owned 43%, 100% and 100% of shares of Class C, Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $389,778,523 and $544,525,636, respectively, for the year ended October 31, 2020.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	28

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 93.8% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	31.3%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.6%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	15.5%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.6%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	519,261	$10,468,469	$109,129,136	$(114,410,530)	$10,039	$(37)	$189,317	—	$5,197,077

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 10 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

29	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock International Dynamic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock International Dynamic Growth Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for the year ended October 31, 2020 and for the period April 17, 2019 (commencement of operations) through October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year ended October 31, 2020, the changes in its net assets for the year ended October 31, 2020 and for the period April 17, 2019 (commencement of operations) through October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	30

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $1,677,151. The fund intends to pass through foreign tax credits of $209,128.

The fund paid $150,027 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

31	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Axiom International Investors (the Subadvisor), for John Hancock International Dynamic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	32

their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

33	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the period from April 30, 2019 through December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the period from April 30, 2019 through December 31, 2019. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	34

increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is

35	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	36

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

37	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012		196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

39	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008		196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

41	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2	Member of the Audit Committee.

3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	42

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Axiom International Investors LLC

Portfolio Managers

Bradley Amoils

Andrew Jacobson, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
1	Appointed as Independent Trustee effective as of September 15, 2020
2	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

43	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock International Dynamic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399352	474A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum for the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain parts of the world have been reinstated and consumer spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Diversified Macro Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Consolidated Fund’s investments

14	Consolidated financial statements

17	Consolidated financial highlights

22	Notes to consolidated financial statements

33	Report of independent registered public accounting firm

34	Tax information

35	Continuation of investment advisory and subadvisory agreements

42	Trustees and Officers

46	More information

1	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The ICE Bank of America 0–3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

COVID-19 pandemic affected markets
Business closures and quarantine measures, coupled with general fear, triggered a major drop-off in economic activity and pushed investors to safety.

The fund posted a loss and underperformed its benchmark, the ICE Bank of America 0–3 Month U.S. Treasury Bill Index
The short-term volatility challenged the fund’s intermediate- to long-term directional strategies, particularly long positions in European equity indexes.

Commodity strategy helped fund mitigate its loss
The fund’s strategy in commodities, primarily from positions in energy and metals, performed positively.

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Manager’s discussion of fund performance

How would you describe the investment backdrop during the 12 months ended October 31, 2020?

The most notable part of this period was in the first quarter of 2020, when the threat of coronavirus escalated and concerns around health, safety, and the potential economic impact drove macro markets and ultimately culminated in a severe shift in risk appetite and an equity reversal that was unparalleled since the global financial crisis. These extreme market moves happened at a frenetic pace, and the rush to liquidity exacerbated the already unprecedented market volatility.

Equities were at the forefront of market volatility amidst panic over the short- and long-term implications of the coronavirus (COVID-19) in the first quarter of 2020. The broad-based S&P 500 Index fell into a bear market with a more than 20% drop from peak in late February into early March in just 16 trading days. In comparison, during the 2008/2009 global financial crisis, it took nearly a year for equities to drop 20% from their peak.

Business closures and quarantine measures, coupled with general fear, triggered a major drop-off in economic activity and pushed investors to safety in bonds despite days in which bonds sold off sharply as liquidation took hold in markets. Currencies also experienced more volatility.

How did the fund perform in this environment?

The fund recorded a loss during the period, primarily due to performance during the first quarter of 2020. The type of short-term volatility that occurred during this time was difficult for intermediate- to long-term directional strategies, such as the one we employ for the fund. Despite heading into the crisis as a well-diversified portfolio—with a long equity position diversified by long U.S. dollar exposure, long bond positions, and short energy exposure—the speed and magnitude of the initial equity decline challenged the strategy. The unprecedented shock, including increased volatility in stocks and fixed income, coupled with traditional safe-haven assets, such as fixed income and gold, failing to provide enough protection led to losses for the strategy during the first quarter of 2020.

For the remainder of the period, the strategy recorded gains, recovering a material portion of its earlier losses as markets returned to more normal levels of volatility.

From a sector perspective, the strategy experienced losses primarily from long positions in global equity indexes, notably European benchmark indexes and, to a

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	4

lesser extent, U.S. and Asian benchmark indexes. The strategy experienced modest losses in currencies, including positions in the British pound sterling, Canadian dollar, and the New Zealand dollar versus the U.S. dollar.

The strategy recorded profits in commodities, primarily from positions in energy and metals. In fixed income, the strategy recorded gains on the long end of the yield curve in the United States with smaller gains in U.S. short rates.

MANAGED BY Kenneth G. Tropin Pablo E. Calderini

The views expressed in this report are exclusively those of Graham Capital Management, L.P., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (7-29-19)	Since inception (7-29-19)
Class A	-10.24	-6.62	-8.28
Class C	-7.12	-3.46	-4.34
Class I1	-5.18	-2.39	-3.00
Class R6[1]	-5.09	-2.31	-2.90
Class NAV[1]	-5.09	-2.31	-2.90
Index†	0.80	1.07	1.35

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Consolidated financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 28, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.76	2.51	1.51	1.40	1.39
Net (%)	1.70	2.45	1.45	1.34	1.33

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America 0-3 Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Macro Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE Bank of America 0-3 Month U.S. Treasury Bill Index

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-29-19	9,566	9,566	10,135
Class I1	7-29-19	9,700	9,700	10,135
Class R6[1]	7-29-19	9,710	9,710	10,135
Class NAV[1]	7-29-19	9,710	9,710	10,135

The ICE Bank of America 0–3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,032.20	$ 8.74	1.71%
	Hypothetical example	1,000.00	1,016.50	8.67	1.71%
Class C	Actual expenses/actual returns	1,000.00	1,029.00	12.55	2.46%
	Hypothetical example	1,000.00	1,012.80	12.45	2.46%
Class I	Actual expenses/actual returns	1,000.00	1,034.30	7.41	1.45%
	Hypothetical example	1,000.00	1,017.80	7.35	1.45%
Class R6	Actual expenses/actual returns	1,000.00	1,034.30	6.90	1.35%
	Hypothetical example	1,000.00	1,018.30	6.85	1.35%
Class NAV	Actual expenses/actual returns	1,000.00	1,035.40	6.80	1.33%
	Hypothetical example	1,000.00	1,018.50	6.75	1.33%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Consolidated Fund’s investments

AS OF 10-31-20

	Par value^	Value

Short-term investments 40.9%		$101,000,000

(Cost $101,000,000)

Repurchase agreement 40.9%		101,000,000
Nomura Securities International, Inc. Tri-Party Repurchase Agreement dated 10-30-20 at (0.010%) to be repurchased at $100,999,916 on 11-2-20, collateralized by $100,989,800 U.S. Treasury Bills, 0.000% due 11-5-20 to 6-17-21 (valued at $100,943,638) and $2,090,000 U.S. Treasury STRIPS, 0.000% due 2-15-23 to 2-15-24 (valued at $2,076,386)	101,000,000	101,000,000

Total investments (Cost $101,000,000) 40.9%		$101,000,000

Other assets and liabilities, net 59.1%		145,805,018

Total net assets 100.0%		$246,805,018

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

STRIPS	Separate Trading of Registered Interest and Principal Securities

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	10

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)

10-Year Japan Government Bond Futures	25	Long	Dec 2020	$36,314,509	$36,243,374	$(71,135)

2-Year U.S. Treasury Note Futures	261	Long	Jan 2021	57,656,667	57,638,180	(18,487)

30-Year U.S. Treasury Bond Futures	59	Long	Dec 2020	10,256,781	10,149,844	(106,937)

90-Day Pound Sterling Futures	821	Long	Dec 2021	132,879,320	132,977,750	98,430

Australian 10-Year Bond Futures	271	Long	Dec 2020	28,213,130	28,434,100	220,970

CAC40 Index Futures	123	Long	Nov 2020	7,059,919	6,592,432	(467,487)

Canadian 10-Year Bond Futures	89	Long	Dec 2020	10,118,340	10,077,047	(41,293)

Dow Jones Industrial Average Index E-Mini Futures	92	Long	Dec 2020	12,763,933	12,142,160	(621,773)

Electrolytic Copper Futures	36	Long	Dec 2020	5,802,367	6,043,275	240,908

Electrolytic Copper Futures	17	Long	Mar 2021	2,857,773	2,857,700	(73)

Euro-Bund Futures	145	Long	Dec 2020	29,400,083	29,743,720	343,637

Euro-EURIBOR Interest Rate Futures	483	Long	Dec 2021	141,300,843	141,446,665	145,822

Euro-Schatz Futures	402	Long	Dec 2020	52,576,433	52,657,070	80,637

German Stock Index Futures	54	Long	Dec 2020	19,863,476	18,195,119	(1,668,357)

Gold 100 Oz Futures	16	Long	Dec 2020	3,019,638	3,003,680	(15,958)

Hang Seng Index Futures	41	Long	Nov 2020	6,528,557	6,417,410	(111,147)

Long Gilt Futures	41	Long	Dec 2020	7,196,536	7,201,425	4,889

NASDAQ 100 Index E-Mini Futures	74	Long	Dec 2020	16,707,034	16,361,770	(345,264)

Nikkei 225 Index Futures	74	Long	Dec 2020	16,459,254	16,355,700	(103,554)

Russell 2000 Index Mini Futures	235	Long	Dec 2020	17,972,367	18,066,800	94,433

S&P 500 E-Mini Index Futures	143	Long	Dec 2020	24,026,773	23,346,538	(680,235)

SGX Japanese Government Bond Futures	9	Long	Dec 2020	1,305,750	1,305,105	(645)

Silver Futures	82	Long	Dec 2020	10,265,041	9,717,000	(548,041)

Soybean Futures	102	Long	Mar 2021	5,302,174	5,343,525	41,351

Soybean Meal Futures	49	Long	Dec 2020	1,859,448	1,857,100	(2,348)

Tokyo Price Index Futures	123	Long	Dec 2020	19,113,269	18,732,843	(380,426)

U.S. Dollar Index Futures	48	Long	Dec 2020	4,467,054	4,514,160	47,106

Wheat Futures	87	Long	Dec 2020	2,570,916	2,603,475	32,559

Zinc Futures	38	Long	Dec 2020	2,428,996	2,391,625	(37,371)

10-Year U.S. Treasury Note Futures	440	Short	Dec 2020	(61,276,967)	(60,775,000)	501,967

5-Year U.S. Treasury Note Futures	969	Short	Jan 2021	(122,003,108)	(121,692,773)	310,335

90-Day Eurodollar Futures	227	Short	Dec 2021	(56,631,348)	(56,616,638)	14,710

Brent Crude Futures	246	Short	Dec 2020	(10,567,306)	(9,298,800)	1,268,506

Cocoa Futures	26	Short	Dec 2020	(580,594)	(539,267)	41,327

Coffee ’C’ Futures	43	Short	Mar 2021	(1,726,154)	(1,720,538)	5,616

Corn Futures	200	Short	Dec 2020	(3,440,698)	(3,975,000)	(534,302)

Cotton No. 2 Futures	38	Short	Mar 2021	(1,340,734)	(1,325,440)	15,294

Euro STOXX 50 Index Futures	25	Short	Dec 2020	(877,837)	(861,547)	16,290

Euro-BOBL Futures	263	Short	Dec 2020	(41,390,278)	(41,620,302)	(230,024)

11	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FUTURES (continued)

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)

FTSE 100 Index Futures	222	Short	Dec 2020	(17,011,241)	(15,999,300)	$1,011,941

Gas Oil Futures	145	Short	Dec 2020	(4,998,081)	(4,451,500)	546,581

Gasoline RBOB Futures	118	Short	Dec 2020	(5,554,845)	(5,098,733)	456,112

Hard Red Winter Wheat Futures	79	Short	Dec 2020	(1,713,689)	(2,138,925)	(425,236)

Natural Gas Futures	117	Short	Nov 2020	(3,763,257)	(3,935,880)	(172,623)

NY Harbor ULSD Futures	145	Short	Dec 2020	(7,204,292)	(6,574,155)	630,137

Primary Aluminum Futures	64	Short	Mar 2021	(2,946,561)	(2,962,400)	(15,839)

Soybean Oil Futures	43	Short	Dec 2020	(764,617)	(869,202)	(104,585)

Sugar No. 11 (World) Futures	10	Short	Mar 2021	(155,633)	(161,504)	(5,871)

WTI Crude Futures	246	Short	Nov 2020	(9,876,699)	(8,769,900)	1,106,799

						$567,346

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation

AUD	33,128,000	USD	24,054,614	BOA	12/18/2020	—	$(763,090)

CAD	43,231,000	USD	32,767,526	BOA	12/18/2020	—	(311,454)

CHF	26,095,000	USD	28,609,073	BOA	12/18/2020	—	(109,716)

EUR	35,785,000	USD	42,373,867	BOA	12/18/2020	—	(650,352)

GBP	4,772,000	USD	6,174,822	BOA	12/18/2020	$9,529	—

JPY	9,263,378,000	USD	87,682,328	BOA	12/18/2020	855,696	—

MXN	214,558,000	USD	9,840,900	BOA	12/18/2020	222,825	—

NZD	22,160,000	USD	14,802,470	BOA	12/18/2020	—	(149,729)

USD	58,613,430	AUD	82,397,000	BOA	12/18/2020	682,021	—

USD	6,460,014	CAD	8,581,000	BOA	12/18/2020	17,749	—

USD	18,242,489	CHF	16,795,000	BOA	12/18/2020	—	(99,979)

USD	109,241,124	EUR	92,906,000	BOA	12/18/2020	917,387	—

USD	13,966,683	GBP	10,834,000	BOA	12/18/2020	—	(73,817)

USD	14,860,226	JPY	1,565,114,000	BOA	12/18/2020	—	(98,907)

USD	417,948	MXN	9,272,000	BOA	12/18/2020	—	(16,950)

USD	9,524,076	NZD	14,447,000	BOA	12/18/2020	—	(28,638)

						$2,705,207	$(2,302,632)

Derivatives Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

MXN	Mexican Peso

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	12

NZD	New Zealand Dollar

USD	U.S. Dollar

Derivatives Abbreviations

BOA	Bank of America, N.A.

EURIBOR	Euro Interbank Offered Rate

OTC	Over-the-counter

RBOB	Reformulated Blendstock for Oxygenate Blending

WTI	West Texas Intermediate

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $102,721,708. Net unrealized depreciation aggregated to $751,787, of which $969,921 related to gross unrealized appreciation and $1,721,708 related to gross unrealized depreciation.

See Notes to Consolidated financial statements regarding investment transactions and other derivatives information.

13	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated financial statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets

Repurchase agreements, at value (Cost $101,000,000)	$101,000,000

Unrealized appreciation on forward foreign currency contracts	2,705,207

Cash	121,113,840

Foreign currency, at value (Cost $156,919)	152,476

Collateral held at broker for futures contracts	24,921,116

Collateral segregated at custodian for OTC derivative contracts	1,940,000

Interest receivable	12,781

Receivable for fund shares sold	472,232

Receivable from affiliates	482

Other assets	57,883
Total assets	252,376,017

Liabilities
Unrealized depreciation on forward foreign currency contracts	2,302,632
Payable for futures variation margin	2,139,321
Payable for fund shares repurchased	1,001,163
Payable to affiliates
Accounting and legal services fees	9,210
Transfer agent fees	2,576
Trustees’ fees	64
Other liabilities and accrued expenses	116,033
Total liabilities	5,570,999
Net assets	$246,805,018

Net assets consist of
Paid-in capital	$258,831,613
Total distributable earnings (loss)	(12,026,595)
Net assets	$246,805,018

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($70,575 ÷ 7,579 shares)[1]	$9.31
Class C ($53,649 ÷ 5,816 shares)[1]	$9.22
Class I ($22,717,334 ÷ 2,430,671 shares)	$9.35
Class R6 ($29,418,795 ÷ 3,143,348 shares)	$9.36
Class NAV ($194,544,665 ÷ 20,791,427 shares)	$9.36

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.80

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	14

CONSOLIDATED STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income

Interest	$1,222,759

Expenses
Investment management fees	2,760,017
Distribution and service fees	719
Accounting and legal services fees	46,184
Transfer agent fees	26,988
Trustees’ fees	3,578
Custodian fees	57,337
State registration fees	95,411
Printing and postage	21,857
Professional fees	339,009
Other	43,801
Total expenses	3,394,901
Less expense reductions	(301,252)
Net expenses	3,093,649
Net investment loss	(1,870,890)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(31,695)
Futures contracts	(4,976,504)
Forward foreign currency contracts	(6,843,641)
(11,851,840)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	11,178
Futures contracts	(2,901,974)
Forward foreign currency contracts	2,321,222
(569,574)
Net realized and unrealized loss	(12,421,414)
Decrease in net assets from operations	$(14,292,304)

15	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Period ended
	10-31-20	10-31-19[1]

Increase (decrease) in net assets
From operations
Net investment income (loss)	$(1,870,890)	$328,359
Net realized gain (loss)	(11,851,840)	3,185,340
Change in net unrealized appreciation (depreciation)	(569,574)	1,548,879
Increase (decrease) in net assets resulting from operations	(14,292,304)	5,062,578
Distributions to shareholders
From earnings
Class A	(2,477)	—
Class C	(1,853)	—
Class I	(135,553)	—
Class R6	(1,853)	—
Class NAV	(7,675,564)	—
Total distributions	(7,817,300)	—
From fund share transactions	54,188,224	209,663,820
Total increase	32,078,620	214,726,398
Net assets
Beginning of year	214,726,398	—
End of year	$246,805,018	$214,726,398

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	16

CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A SHARES Period ended	10-31-20	10-31-19[1]

Per share operating performance

Net asset value, beginning of period	$10.22	$10.00
Net investment income (loss)[2]	(0.12)	0.01
Net realized and unrealized gain (loss) on investments	(0.42)	0.21
Total from investment operations	(0.54)	0.22
Less distributions
From net realized gain	(0.37)	—
Net asset value, end of period	$9.31	$10.22
Total return (%)[3,4]	(5.49)	2.20	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	1.84	[7]
Expenses including reductions	1.71	1.70	[7]
Net investment income (loss)	(1.29)	0.23	[7]
Portfolio turnover (%)	0 [8]	0	[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]

The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

17	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

CLASS C SHARES Period ended	10-31-20	10-31-19[1]

Per share operating performance
Net asset value, beginning of period	$10.20	$10.00
Net investment loss[2]	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.43)	0.21
Total from investment operations	(0.61)	0.20
Less distributions
From net realized gain	(0.37)	—
Net asset value, end of period	$9.22	$10.20
Total return (%)[3,4]	(6.22)	2.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.59	2.59	[7]
Expenses including reductions	2.46	2.45	[7]
Net investment loss	(1.93)	(0.52)[7]
Portfolio turnover (%)	0 [8]	0	[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]

The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	18

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

CLASS I SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.23	$10.00
Net investment income (loss)[2]	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	(0.41)	0.22
Total from investment operations	(0.51)	0.23
Less distributions
From net realized gain	(0.37)	—
Net asset value, end of period	$9.35	$10.23
Total return (%)[3]	(5.18)	2.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59	1.59	[5]
Expenses including reductions	1.46	1.45	[5]
Net investment income (loss)	(1.09)	0.30	[5]
Portfolio turnover (%)	0 [6]	0	[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]

The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

19	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

CLASS R6 SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.23	$10.00
Net investment income (loss)[2]	(0.10)	0.02
Net realized and unrealized gain (loss) on investments	(0.40)	0.21
Total from investment operations	(0.50)	0.23
Less distributions
From net realized gain	(0.37)	—
Net asset value, end of period	$9.36	$10.23
Total return (%)[3]	(5.09)	2.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.48	[6]
Expenses including reductions	1.34	1.34	[6]
Net investment income (loss)	(1.09)	0.59	[6]
Portfolio turnover (%)	0 [7]	0	[7]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]

The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	20

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

CLASS NAV SHARES Period ended	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$10.23	$10.00
Net investment income (loss)[2]	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	(0.43)	0.21
Total from investment operations	(0.50)	0.23
Less distributions
From net realized gain	(0.37)	—
Net asset value, end of period	$9.36	$10.23
Total return (%)[3]	(5.09)	2.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$195	$213
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.47	[5]
Expenses including reductions	1.33	1.33	[5]
Net investment income (loss)	(0.76)	0.60	[5]
Portfolio turnover (%)	0 [6]	0	[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]

The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

21	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Notes to consolidated financial statements

Note 1 — Organization

John Hancock Diversified Macro Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Consolidated statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the subsidiary), a Cayman Islands exempted company which was incorporated on January 4, 2019, a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Graham Capital Management, L.P., (the subadvisor), under the supervision of John Hancock Investment Management LLC (the Advisor). The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in the subsidiary. The subsidiary acts as an investment vehicle for the fund to enable the fund to obtain its commodity exposure by investing in commodity-linked derivative instruments. As of October 31, 2020, the net assets of the subsidiary were $27,014,928 representing 10.9% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Consolidated Fund’s investments includes positions of the fund and the subsidiary.

The subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the subsidiary intends to invest directly in physical commodities. The subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Note 2 — Significant accounting policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	22

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Consolidated Fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$101,000,000	—	$101,000,000	—
Total investments in securities	$101,000,000	—	$101,000,000	—
Derivatives:
Assets
Futures	$7,276,357	$7,276,357	—	—
Forward foreign currency contracts	2,705,207	—	$2,705,207	—
Liabilities
Futures	(6,709,011)	(6,597,864)	(111,147)	—
Forward foreign currency contracts	(2,302,632)	—	(2,302,632)	—

23	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Repurchase agreements. The fund and its subsidiary may enter into repurchase agreements. When the fund or subsidiary enter into a repurchase agreement, it receives collateral that is held in a segregated account by the fund or subsidiary’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund or subsidiary. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Consolidated Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Consolidated statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Consolidated statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $3,575.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	24

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $8,908,559 and a long-term capital loss carryforward of $8,003,660 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended October 31, 2020 and for the period ended October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$2,774,074	—
Long-term capital gains	5,043,226	—
Total	$7,817,300	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $5,638,875 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s consolidated financial statements as a return of capital.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to controlled foreign corporation, foreign currency transactions and derivative transactions.

Net income and realized gains from investments held by the subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the subsidiary in any taxable year, the loss will generally not be available to offset the fund’s ordinary income and/or capital gains for that year.

25	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Note 3—Derivative instruments

The fund or its subsidiary may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund or its subsidiary may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Consolidated Fund’s investments, or if cash is posted, on the Consolidated statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund or the subsidiary is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund or the subsidiary is detailed in the Consolidated statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Consolidated Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	26

Payable for futures variation margin is included on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2020, the fund or the subsidiary used futures contracts to implement its investment strategy. The fund and its subsidiary held futures contracts with USD notional values ranging from $0.9 billion to $1.2 billion, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2020, the fund used forward foreign currency contracts to implement its investment strategy. The fund held forward foreign currency contracts with USD notional values ranging from $351.4 million to $507.6 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund and its subsidiary at October 31, 2020 by risk category:

Risk	Consolidated statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures[1]	$1,721,397	$(468,521)
Currency	Receivable/payable for futures variation margin	Futures[1]	47,106	—
Commodity	Receivable/payable for futures variation margin	Futures[1]	4,385,190	(1,862,247)
Equity	Receivable/payable for futures variation margin	Futures[1]	1,122,664	(4,378,243)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	2,705,207	(2,302,632)
			$9,981,564	$(9,011,643)

[1]

Reflects cumulative appreciation/depreciation on futures as disclosed in Consolidated Fund’s investments. Only the year end variation margin is separately disclosed on the Consolidated statement of assets and liabilities.

For financial reporting purposes, the fund and its subsidiary do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Consolidated statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:

27	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$2,705,207	$(2,302,632)
Totals	$2,705,207	$(2,302,632)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty [1]	Collateral Posted by Fund [1]	Net Exposure
Bank of America, N.A.	$402,575	—	—	$402,575

1Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.

Effect of derivative instruments on the Consolidated statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Consolidated statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts		Total
Interest rate	$5,801,929	—		$5,801,929
Currency	(233,983)		$(6,843,641)	(7,077,624)
Commodity	8,779,722	—		8,779,722
Equity	(19,324,172)	—		(19,324,172)
Total	$(4,976,504)		$(6,843,641)	$(11,820,145)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Consolidated statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts		Forward foreign currency contracts	Total
Interest rate	$2,804,874		—	$2,804,874
Currency	89,829		$2,321,222	2,411,051
Commodity	3,108,943		—	3,108,943
Equity	(8,905,620)		—	(8,905,620)
Total		$(2,901,974)	$2,321,222		$(580,752)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

The Advisor serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	28

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.200% of the first $1 billion of the fund’s average daily net assets and (b) 1.150% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with the subadvisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor provides investment management and other services to the subsidiary. The Advisor does not receive separate compensation from the subsidiary for providing investment management or administrative services. However, the fund pays the Advisor based on the fund’s net assets, which include the assets of the subsidiary.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund and its subsidiary exceed 1.33% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes; brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; class-specific expenses; borrowing costs; prime brokerage fees; acquired fund fees and expenses paid indirectly; and short dividend expense. This agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$126
Class C	69
Class I	28,592

Class	Expense reduction
Class R6	$16,978
Class NAV	255,487
Total	$301,252

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 1.07% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

29	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $90 for the year ended October 31, 2020. Of this amount, $13 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $77 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$201	$100
Class C	518	65
Class I	—	24,999
Class R6	—	1,824
Total	$719	$26,988

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	30

Note 6 — Fund share transactions

Transactions in fund shares for the year ended October 31, 2020 and for the period ended October 31, 2019 were as follows:

	Year Ended 10-31-20		Period ended 10-31-19[1]

	Shares	Amount	Shares	Amount

Class A shares

Sold	11,358	$105,287	5,330	$53,352

Distributions reinvested	63	623	—	—

Repurchased	(9,172)	(85,184)	—	—

Net increase	2,249	$20,726	5,330	$53,352

Class C shares

Sold	816	$7,685	5,000	$50,000

Net increase	816	$7,685	5,000	$50,000

Class I shares

Sold	3,287,305	$31,965,858	178,142	$1,814,500

Distributions reinvested	13,679	135,553	—	—

Repurchased	(1,043,325)	(9,476,220)	(5,130)	(52,214)

Net increase	2,257,659	$22,625,191	173,012	$1,762,286

Class R6 shares

Sold	3,482,862	$33,233,641	5,000	$50,000

Repurchased	(344,514)	(3,140,768)	—	—

Net increase	3,138,348	$30,092,873	5,000	$50,000

Class NAV shares

Sold	2,704,228	$24,971,639	22,445,196	$224,465,959

Distributions reinvested	773,746	7,675,564	—	—

Repurchased	(3,482,783)	(31,205,454)	(1,648,960)	(16,717,777)

Net increase	(4,809)	$1,441,749	20,796,236	$207,748,182

Total net increase	5,394,263	$54,188,224	20,984,578	$209,663,820

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.

Affiliates of the fund owned 66%, 86% and 100% of shares of Class A, Class C and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

There were no purchases and sales of securities, other than short-term investments, for the year ended October 31, 2020.

31	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 78.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	30.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.9%
John Hancock Funds II Alternative Asset Allocation	14.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.7%

Note 9 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Diversified Macro Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated fund’s investments, of John Hancock Diversified Macro Fund and its subsidiary (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020 and the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended October 31, 2020 and for the period July 29, 2019 (commencement of operations) through October 31, 2019, including the related notes (collectively referred to as the ”consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year ended October 31, 2020, and the changes in its net assets and the financial highlights for the year ended October 31, 2020 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

33	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $5,043,226 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	34

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section1 describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Graham Capital Management, L.P. (the Subadvisor), for John Hancock Diversified Macro Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic2 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1The fund invests in a wholly owned subsidiary of the fund organized as a company under the laws of the Cayman Islands, Diversified Macro Offshore Subsidiary Fund, Ltd. (the” Cayman Subsidiary”). The Cayman Subsidiary has separate, equivalent agreements with the Advisor and Subadvisor. Neither the Advisor or the Subadvisor is entitled to additional compensation under its separate agreements with the Cayman Subsidiary.

2On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the” Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

35	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	36

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the period from July 31, 2019 through December 31, 2019. The Board also noted that the fund underperformed its peer group median for the period from July 31, 2019 through December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the period from July 31, 2019 through December 31, 2019. The Board also noted the fund’s relatively limited performance history. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

37	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses, including that the fund’s peer group recently changed and that the fund’s expenses compare more favorably to its new peer group. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	38

(k)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its

39	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	40

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

41	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012		196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008		196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

43	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196
Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	44

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

45	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Graham Capital Management, L.P.

Portfolio Managers

Pablo E. Calderini

Kenneth G. Tropin

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	46

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling	jhinvestments.com/login

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Diversified Macro Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399314	473A 10/20
12/2020

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. The governments of many nations worked to shore up their economies, equity markets began to rise, and credit spreads rebounded off their highs as liquidity concerns eased.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Alternative Risk Premia Fund

2	Your fund at a glance

5	Manager’s discussion of fund performance

7	A look at performance

9	Your expenses

11	Consolidated Fund’s investments

50	Consolidated financial statements

53	Consolidated financial highlights

55	Notes to consolidated financial statements

67	Report of independent registered public accounting firm

68	Tax information

69	Continuation of investment advisory and subadvisory agreements

75	Trustees and Officers

79	More information

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term positive absolute returns.

TOTAL RETURNS AS OF 10/31/2020 (%)

Cumulative Since inception

(12-18-19)

The ICE Bank of America 0–3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

2	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

The financial markets experienced elevated volatility in the abbreviated reporting period
The emergence of COVID-19 sparked a large, broad-based sell-off across the spectrum of higher-risk assets in the first calendar quarter of 2020.

The fund underperformed its cash benchmark, the ICE Bank of America 03 Month U.S. Treasury Bill Index, by a wide margin

The portfolio’s positioning in the equity value factor strategy, together with its carry (or higher yields) strategies in equities, fixed income, and currencies, was the primary driver of the shortfall.

The bulk of the fund’s underperformance occurred in the first half of 2020
The fund wasn’t positioned to capture either the sell-off of February and March 2020 or the subsequent recovery.

PORTFOLIO COMPOSITION AS OF 10/31/2020 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	3

SECTOR COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

4	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Manager’s discussion of fund performance

What was the nature of market conditions from the fund’s inception on December 18, 2019, through October 31, 2020?

Financial assets delivered mixed results in this timeframe, with solid gains for growth stocks and higher-quality bonds, but weaker performance for higher-risk debt, value style, and the U.S. dollar. The primary driver of returns was, of course, the emergence of COVID-19 in the first quarter of 2020. The pandemic, together with governments’ efforts to contain the virus by shutting down large segments of their economies, led to a sharp sell-off in riskier assets in February and March 2020. Conversely, safe havens—such as U.S. Treasuries and the U.S. dollar—rallied. These performance trends reversed in dramatic fashion in the second calendar quarter, with higher-risk categories recovering sharply and the U.S. dollar declining, but with Treasuries holding on to most of their prior gains. Market conditions subsequently calmed in the summer and autumn, as concerns about the U.S. elections and resurgent COVID-19 cases were largely offset by an improving growth outlook and continued support from world central banks.

Why did the fund underperform?

The first quarter of 2020 was a very unusual time—higher-risk investments experienced nearly perfect correlations in the falling market, and the subsequent quarter was equally unique in terms of the strength and breadth of the ensuing rebound. While we strive to manage an all-weather portfolio, there will also be

TOP 10 HOLDINGS		TOP 10 COUNTRIES
AS OF 10/31/2020 (% of net assets)		AS OF 10/31/2020 (% of net assets)

Magellan Financial Group, Ltd.	0.3	United States	6.5

Steel Dynamics, Inc.	0.2	Japan	2.2

Kinnevik AB, B Shares	0.2	Canada	1.2

Host Hotels & Resorts, Inc.	0.2	Australia	1.1

Ralph Lauren Corp.	0.2	United Kingdom	0.9

A. O. Smith Corp.	0.2	Sweden	0.8

Nexon Company, Ltd.	0.2	Ireland	0.3

Magna International, Inc.	0.2	Israel	0.1

Waters Corp.	0.2	Norway	0.1

AerCap Holdings NV	0.2	Denmark	0.1

TOTAL	2.1	TOTAL	13.3

Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	5

times in which our strategy is out of step with the markets, and that was clearly the case in the first half of 2020.

What specific elements of the fund’s positioning helped and hurt absolute performance?

The fund invests in equities by balancing five factors: value, momentum, quality, size,

MANAGED BY Jérôme Teiletche, Ph.D. Olivier Blin Joan Lee, CFA

and low volatility. The value factor underperformed in the first calendar quarter and was a modest detractor thereafter. Value stocks, in general, lagged growth by a wide margin throughout the period as investors gravitated to companies seen as being in the best position to deliver sustained earnings amid slow economic conditions. The quality and low-volatility factors also played a role in the fund’s underperformance, primarily in the market rally that occurred from April onward; on the positive side, the momentum and size factors contributed.

The second-quarter recovery occurred too quickly to be captured by our trend-following models, which were positioned very defensively in the wake of the March sell-off. The alternative income strategy, which incorporates seven substrategies, was an additional detractor. Here, we strive to maintain a net neutral overall exposure and capture relative performance across the financial markets. We emphasize carry, or higher yields, in bonds, equities, and currencies. This approach can translate to above-average risk exposure, which was a sizable headwind in the first quarter. The fund’s risk control overlay, which systematically takes hedge positions when portfolio beta (risk exposure) in equities and bonds moves outside set limits, added to performance during times of market weakness in the first quarter.

The views expressed in this report are exclusively those of Jérôme Teiletche, Ph.D., Unigestion, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

6	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

Cumulative total returns (%)
with maximum sales charge
Since inception (12-18-19)
Class R6[1]	-16.77
Class NAV[1]	-16.67
Index†	0.59

Performance figures assume all distributions have been reinvested. Sales charges are not applicable to Class R6 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Consolidated financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class R6	Class NAV
Gross (%)	1.27	1.26
Net (%)	1.26	1.25

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America 0-3 Month US Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Alternative Risk Premia Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE Bank of America 0-3 Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class NAV[1]	12-18-19	8,333	8,333	10,059

The ICE Bank of America 0–3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.

8	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	9

investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class R6	Actual expenses/actual returns	$1,000.00	$967.40	$7.37	1.49%
	Hypothetical example	1,000.00	1,017.60	7.56	1.49%
Class NAV	Actual expenses/actual returns	1,000.00	968.60	7.32	1.48%
	Hypothetical example	1,000.00	1,017.70	7.51	1.48%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Consolidated Fund’s investments

AS OF 10-31-20
	Shares	Value

Common stocks 13.5%		$16,799,981
(Cost $15,310,019)

Australia 1.1%		1,399,597

Ampol, Ltd.	4,268	77,823

Brambles, Ltd.	23,892	161,135

CSL, Ltd.	684	138,481

Fortescue Metals Group, Ltd.	13,977	170,987

Goodman Group	12,172	157,544

Magellan Financial Group, Ltd.	8,422	326,424

Medibank Pvt., Ltd.	101,992	191,456

Qantas Airways, Ltd. (A)	33,551	98,705

Woolworths Group, Ltd.	2,864	77,042

Canada 1.2%		1,526,696

B2Gold Corp.	7,875	50,656

Canadian Pacific Railway, Ltd.	144	43,032

Canadian Tire Corp., Ltd., Class A	703	78,505

Canopy Growth Corp. (A)	2,343	44,018

CI Financial Corp.	6,555	76,409

Franco-Nevada Corp.	691	94,182

Great-West Lifeco, Inc.	3,495	71,222

Imperial Oil, Ltd.	8,869	117,960

Intact Financial Corp.	445	45,966

Keyera Corp.	8,895	126,251

Lululemon Athletica, Inc. (A)	254	81,100

Lundin Mining Corp.	28,898	174,607

Magna International, Inc.	4,033	205,933

Metro, Inc.	1,678	78,276

Ritchie Bros Auctioneers, Inc.	909	55,101

Shopify, Inc., Class A (A)	48	44,251

SmartCentres Real Estate Investment Trust	4,701	74,310

Thomson Reuters Corp.	835	64,917

Chile 0.1%		95,100

Antofagasta PLC	7,132	95,100

China 0.0%		64,585

Yangzijiang Shipbuilding Holdings, Ltd.	95,930	64,585

Denmark 0.1%		122,326

Pandora A/S	1,542	122,326

Ireland 0.3%		331,772

AerCap Holdings NV (A)	8,154	202,464

Allegion PLC	514	50,629

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	11

	Shares	Value

Ireland (continued)

Jazz Pharmaceuticals PLC (A)	546	$78,679

Israel 0.1%		147,287

Check Point Software Technologies, Ltd. (A)	1,297	147,287

Japan 2.2%		2,779,065

Alps Alpine Company, Ltd.	90	1,298

Amada Company, Ltd.	6,266	54,537

Bridgestone Corp.	5,970	194,592

Calbee, Inc.	2,305	70,710

Daicel Corp.	7,170	51,170

Hirose Electric Company, Ltd.	627	87,519

Hisamitsu Pharmaceutical Company, Inc.	1,234	59,027

Hoya Corp.	1,522	171,768

Japan Prime Realty Investment Corp.	20	54,051

JGC Holdings Corp.	16,680	137,149

Kajima Corp.	8,418	89,950

Kose Corp.	1,055	134,487

Kurita Water Industries, Ltd.	2,287	68,047

Maruichi Steel Tube, Ltd.	2,596	59,556

MonotaRO Company, Ltd.	1,537	85,014

Nexon Company, Ltd.	7,415	206,663

Nikon Corp.	22,416	136,611

Nissan Chemical Corp.	1,245	66,073

Nomura Research Institute, Ltd.	5,727	168,818

NTT DOCOMO, Inc.	3,422	127,419

ORIX Corp.	12,019	140,565

Park24 Company, Ltd. (A)	5,544	74,888

Sega Sammy Holdings, Inc.	5,526	69,250

Shimamura Company, Ltd.	1,081	115,246

Shimano, Inc.	472	107,954

SMC Corp.	354	188,295

Taisei Corp.	1,877	58,408

Norway 0.1%		134,939

Orkla ASA	6,367	60,103

Schibsted ASA, B Shares (A)	2,074	74,836

Singapore 0.1%		107,620

Mapletree Commercial Trust	38,486	48,526

Venture Corp., Ltd.	4,192	59,094

Sweden 0.8%		946,059

Atlas Copco AB, A Shares	2,359	104,129

Boliden AB	4,207	114,721

Epiroc AB, B Shares	7,223	103,402

Husqvarna AB, B Shares	8,965	92,444

12	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	Shares	Value

Sweden (continued)

Industrivarden AB, C Shares (A)	4,052	$103,464

Investor AB, B Shares	3,046	182,574

Kinnevik AB, B Shares	5,991	245,325

United Kingdom 0.9%		1,110,291

Ashtead Group PLC	3,474	125,542

Auto Trader Group PLC (B)	23,363	175,654

Berkeley Group Holdings PLC	2,446	128,607

BT Group PLC	55,520	72,918

Burberry Group PLC	2,529	44,417

Direct Line Insurance Group PLC	19,856	67,856

Hargreaves Lansdown PLC	4,340	76,194

Liberty Global PLC, Series C (A)	7,873	146,910

Persimmon PLC	3,313	100,306

Standard Life Aberdeen PLC	17,798	51,860

The British Land Company PLC	13,782	62,239

Wm Morrison Supermarkets PLC	27,376	57,788

United States 6.5%		8,034,644

A. O. Smith Corp.	4,072	210,482

ABIOMED, Inc. (A)	411	103,523

Alleghany Corp.	118	64,538

American Express Company	1,136	103,649

AmerisourceBergen Corp.	990	95,109

Amgen, Inc.	561	121,703

Arrow Electronics, Inc. (A)	1,399	108,968

Axalta Coating Systems, Ltd. (A)	2,601	65,311

Best Buy Company, Inc.	663	73,958

Biogen, Inc. (A)	726	183,003

Booking Holdings, Inc. (A)	81	131,423

Cabot Oil & Gas Corp.	3,445	61,287

Camden Property Trust	669	61,709

Cardinal Health, Inc.	2,887	132,196

CBRE Group, Inc., Class A (A)	2,007	101,153

Celanese Corp.	875	99,321

CenturyLink, Inc.	10,650	91,803

Cerner Corp.	1,766	123,779

Citrix Systems, Inc.	1,291	146,227

Cognizant Technology Solutions Corp., Class A	1,083	77,348

Colgate-Palmolive Company	1,568	123,700

ConocoPhillips	4,010	114,766

Discover Financial Services	1,661	107,982

Dollar General Corp.	341	71,170

Dropbox, Inc., Class A (A)	4,124	75,304

eBay, Inc.	1,921	91,497

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	13

	Shares	Value
United States (continued)

Equitable Holdings, Inc.	4,700	$101,003

Erie Indemnity Company, Class A	358	83,367

Exelon Corp.	595	23,735

F5 Networks, Inc. (A)	434	57,696

Fidelity National Financial, Inc.	2,175	68,056

FLIR Systems, Inc.	1,159	40,206

Globe Life, Inc.	623	50,519

HEICO Corp.	858	90,133

HollyFrontier Corp.	7,684	142,231

Hologic, Inc. (A)	1,437	98,894

Host Hotels & Resorts, Inc.	21,337	223,612

Ingredion, Inc.	1,042	73,867

Intel Corp.	2,111	93,475

IPG Photonics Corp. (A)	409	76,058

Juniper Networks, Inc.	4,841	95,465

Kansas City Southern	510	89,831

KLA Corp.	506	99,773

Lamb Weston Holdings, Inc.	825	52,346

LyondellBasell Industries NV, Class A	2,883	197,341

MarketAxess Holdings, Inc.	124	66,817

Masco Corp.	1,789	95,890

McKesson Corp.	758	111,797

Monster Beverage Corp. (A)	1,709	130,858

Mylan NV (A)	5,928	86,193

National Retail Properties, Inc.	2,506	80,217

NetApp, Inc.	2,026	88,921

Neurocrine Biosciences, Inc. (A)	1,272	125,508

NextEra Energy, Inc.	832	60,911

Omega Healthcare Investors, Inc.	3,427	98,732

Phillips 66	1,395	65,091

Public Storage	628	143,856

Qorvo, Inc. (A)	451	57,439

QUALCOMM, Inc.	1,095	135,079

Ralph Lauren Corp.	3,196	213,653

Robert Half International, Inc.	1,565	79,330

Seagate Technology PLC	1,627	77,803

SEI Investments Company	3,896	191,488

Sirius XM Holdings, Inc.	27,385	156,916

Snap-on, Inc.	307	48,362

Starbucks Corp.	1,668	145,049

Steel Dynamics, Inc.	8,493	267,360

Synchrony Financial	4,506	112,740

Take-Two Interactive Software, Inc. (A)	627	97,135

The Allstate Corp.	1,509	133,924

14	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

				Shares	Value
United States (continued)

The Kroger Company				1,579	$50,860

The Procter & Gamble Company				277	37,977

Ulta Beauty, Inc. (A)				460	95,114

Union Pacific Corp.				205	36,324

United Rentals, Inc. (A)				719	128,191

Vornado Realty Trust				1,570	48,246

Walgreens Boots Alliance, Inc.				1,920	65,357

Waters Corp. (A)				911	202,989

Preferred securities 0.1%					$87,552

(Cost $66,355)

Germany 0.1%					87,552

FUCHS PETROLUB SE				1,701	87,552

	Yield	* (%)	Maturity date	Par value^	Value

Short-term investments 12.1%					$14,992,868

(Cost $14,993,406)

U.S. Government 12.1%					14,992,868

U.S. Treasury Bill	0.092		03-25-21	5,000,000	4,997,915

U.S. Treasury Bill	0.100		04-22-21	10,000,000	9,994,953

Total investments (Cost $30,369,780) 25.7%					$31,880,401

Other assets and liabilities, net 74.3%					92,348,041

Total net assets 100.0%					$124,228,442

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

(A)	Non-income producing security.

(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	15

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	132	Long	Dec 2020	$18,385,000	$18,232,500	$(152,500)
ASX SPI 200 Index Futures	29	Long	Dec 2020	3,023,941	3,028,053	4,112
Australian 10-Year Bond Futures	329	Long	Dec 2020	34,442,597	34,519,627	77,030
Canadian 10-Year Bond Futures	13	Long	Dec 2020	1,480,846	1,471,928	(8,918)
Canadian Dollar Futures	125	Long	Dec 2020	9,467,437	9,384,375	(83,062)
Euro Currency Futures	68	Long	Dec 2020	10,021,912	9,908,450	(113,462)
Euro-BTP Italian Government Bond Futures	51	Long	Dec 2020	8,726,549	8,875,686	149,137
Euro-Buxl 30-Year Bond Futures	9	Long	Dec 2020	2,332,780	2,394,046	61,266
Euro-OAT Futures	88	Long	Dec 2020	17,280,660	17,436,428	155,768
FTSE 100 Index Futures	23	Long	Dec 2020	1,777,626	1,657,585	(120,041)
Hang Seng Index Futures	1	Long	Nov 2020	159,803	156,522	(3,281)
Japanese Yen Futures	3	Long	Dec 2020	355,767	358,350	2,583
Mini MSCI Emerging Markets Index Futures	58	Long	Dec 2020	3,207,214	3,196,090	(11,124)
NASDAQ 100 Index E-Mini Futures	9	Long	Dec 2020	2,032,393	1,989,945	(42,448)
New Zealand Dollar Futures	158	Long	Dec 2020	10,511,736	10,445,380	(66,356)
Pound Sterling Futures	78	Long	Dec 2020	6,312,708	6,316,538	3,830
Russell 2000 Index Mini Futures	34	Long	Dec 2020	2,602,830	2,613,920	11,090
S&P 500 E-Mini Index Futures	21	Long	Dec 2020	3,559,443	3,428,513	(130,930)
S&P TSX 60 Index Futures	34	Long	Dec 2020	4,907,960	4,726,773	(181,187)
Tokyo Price Index Futures	2	Long	Dec 2020	305,946	304,599	(1,347)
10-Year Japan Government Bond Futures	6	Short	Dec 2020	(8,716,825)	(8,698,410)	18,415
30-Year U.S. Treasury Bond Futures	2	Short	Dec 2020	(348,184)	(344,063)	4,121
Amsterdam Exchanges Index Futures	35	Short	Nov 2020	(4,573,325)	(4,344,887)	228,438
Australian Dollar Futures	90	Short	Dec 2020	(6,408,970)	(6,327,000)	81,970
CAC40 Index Futures	16	Short	Nov 2020	(920,982)	(857,552)	63,430
Euro STOXX 50 Index Futures	159	Short	Dec 2020	(5,993,611)	(5,479,438)	514,173
Euro-Bund Futures	159	Short	Dec 2020	(32,402,617)	(32,615,527)	(212,910)
FTSE MIB Index Futures	45	Short	Dec 2020	(5,035,827)	(4,691,922)	343,905
FTSE/JSE Top 40 Index Futures	55	Short	Dec 2020	(1,640,690)	(1,608,050)	32,640
Hang Seng China Enterprises Index Futures	2	Short	Nov 2020	(127,686)	(126,698)	988
IBEX 35 Index Futures	43	Short	Nov 2020	(3,399,276)	(3,229,407)	169,869
Long Gilt Futures	28	Short	Dec 2020	(4,929,572)	(4,918,046)	11,526
Swiss Franc Futures	112	Short	Dec 2020	(15,349,275)	(15,285,200)	64,075
						$870,800

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

16	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	496,675	USD	349,925	BNP	12/15/2020	—	$(731)
AUD	86,085	USD	60,400	JPM	12/15/2020	$123	—
BRL	7,400,000	USD	1,319,766	BNP	12/17/2020	—	(32,438)
CAD	43,120	USD	32,861	JPM	12/15/2020	—	(489)
CAD	406,719	USD	303,761	UBS	12/15/2020	1,578	—
CHF	1,155	USD	1,245	JPM	12/15/2020	15	—
CNY	15,152,000	USD	2,202,037	BNP	12/17/2020	53,342	—
CNY	12,700,000	USD	1,884,880	UBS	12/17/2020	5,518	—
DKK	332,265	USD	52,059	JPM	12/15/2020	—	(22)
EUR	14,943	USD	17,433	BNP	12/15/2020	—	(11)
EUR	60,532	USD	70,437	JPM	12/15/2020	133	—
GBP	103,267	USD	134,987	JPM	12/15/2020	—	(1,161)
GBP	224,218	USD	286,357	UBS	12/15/2020	4,211	—
INR	913,095,000	USD	12,253,069	BNP	12/17/2020	—	(55,533)
INR	175,100,000	USD	2,359,250	UBS	12/17/2020	—	(20,185)
JPY	117,584,146	USD	1,116,453	BNP	12/15/2020	7,328	—
KRW	482,000,000	USD	422,940	BNP	12/17/2020	994	—
MXN	89,894,000	USD	4,101,504	BNP	12/17/2020	115,406	—
MXN	19,300,000	USD	907,265	JPM	12/17/2020	—	(1,906)
NOK	323,667	USD	33,883	BNP	12/15/2020	15	—
NOK	1,067,187	USD	118,826	UBS	12/15/2020	—	(7,057)
NOK	29,000,000	USD	3,137,079	JPM	12/17/2020	—	(99,849)
NOK	15,100,000	USD	1,606,437	UBS	12/17/2020	—	(24,982)
NZD	38,793	USD	25,851	UBS	12/15/2020	—	(200)
PLN	1,700,000	USD	452,353	BNP	12/17/2020	—	(22,861)
PLN	2,700,000	USD	695,584	JPM	12/17/2020	—	(13,450)
PLN	1,500,000	USD	390,735	UBS	12/17/2020	—	(11,772)
RUB	96,640,000	USD	1,251,169	BNP	12/17/2020	—	(40,991)
RUB	72,800,000	USD	932,045	UBS	12/17/2020	—	(20,404)
SEK	2,739,141	USD	301,970	JPM	12/15/2020	6,025	—
SEK	13,494	USD	1,480	UBS	12/15/2020	38	—
SEK	15,000,000	USD	1,699,493	JPM	12/17/2020	—	(12,798)
SEK	8,500,000	USD	955,987	UBS	12/17/2020	—	(193)
SGD	5,100,000	USD	3,754,624	UBS	12/17/2020	—	(20,904)
TWD	113,300,000	USD	3,937,447	UBS	12/17/2020	70,267	—
USD	50,744	AUD	71,016	JPM	12/15/2020	815	—
USD	3,104,482	AUD	4,275,445	UBS	12/15/2020	98,571	—
USD	2,959,264	BRL	16,484,000	BNP	12/17/2020	91,655	—
USD	743,834	BRL	4,100,000	UBS	12/17/2020	30,585	—
USD	2,956	CAD	3,964	BNP	12/15/2020	—	(19)
USD	2,409,525	CAD	3,166,175	UBS	12/15/2020	32,555	—
USD	476,349	CHF	436,191	UBS	12/15/2020	25	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	17

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	559,094	CNY	3,800,000	JPM	12/17/2020	—	$(6,537)
USD	250,473	CNY	1,700,000	UBS	12/17/2020	—	(2,572)
USD	268,215	DKK	1,686,595	BNP	12/15/2020	$4,076	—
USD	2,555,167	EUR	2,158,851	UBS	12/15/2020	38,284	—
USD	45,978	GBP	36,208	JPM	12/15/2020	—	(945)
USD	1,438,460	GBP	1,098,851	UBS	12/15/2020	14,436	—
USD	5,996,161	INR	442,600,000	BNP	12/17/2020	83,710	—
USD	5,823	JPY	609,623	JPM	12/15/2020	—	(3)
USD	4,474,440	JPY	474,951,724	UBS	12/15/2020	—	(64,793)
USD	1,396,295	KRW	1,647,913,000	UBS	12/17/2020	—	(53,097)
USD	1,101,186	MXN	23,400,000	JPM	12/17/2020	3,497	—
USD	841,852	MXN	19,000,000	UBS	12/17/2020	—	(49,434)
USD	14,736	NOK	138,337	JPM	12/15/2020	248	—
USD	5,323,670	NOK	48,582,000	UBS	12/17/2020	235,577	—
USD	3,014	NZD	4,612	UBS	12/15/2020	—	(35)
USD	4,461,540	PLN	17,154,000	UBS	12/17/2020	127,716	—
USD	252,662	RUB	19,700,000	UBS	12/17/2020	5,968	—
USD	1,391,132	SEK	12,213,849	UBS	12/15/2020	17,783	—
USD	829,919	SEK	7,300,000	JPM	12/17/2020	9,061	—
USD	6,857,644	SEK	60,251,000	UBS	12/17/2020	82,641	—
USD	2,264,933	SGD	3,101,000	BNP	12/17/2020	—	(5,315)
USD	1,752,517	SGD	2,400,000	UBS	12/17/2020	—	(4,528)
USD	2,892,444	TWD	83,661,000	BNP	12/17/2020	—	(66,862)
USD	995,459	ZAR	16,500,000	JPM	12/17/2020	—	(13,120)
USD	643,104	ZAR	10,700,000	UBS	12/17/2020	—	(10,944)
ZAR	75,536,000	USD	4,439,860	BNP	12/17/2020	177,351	—
ZAR	6,500,000	USD	379,455	UBS	12/17/2020	17,864	—
						$1,337,411	$(666,141)

SWAPS

Credit default swaps - Buyer

Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	CDX.EM.33	760,000	USD	$760,000	1.000%	Quarterly	Jun 2025	$76,883	$(54,324)	$22,559
JPM	CDX.NA.IG.34	1,400,000	USD	1,400,000	1.000%	Quarterly	Jun 2025	6,791	(14,421)	(7,630)
JPM	CDX.NA.IG.34	3,600,000	USD	3,600,000	1.000%	Quarterly	Jun 2025	(35,907)	16,287	(19,620)
JPM	CDX.NA.IG.34	5,900,000	USD	5,900,000	1.000%	Quarterly	Jun 2025	(52,645)	20,490	(32,155)
JPM	iTraxx Europe Series 33 Version 1	1,400,000	EUR	1,526,634	1.000%	Quarterly	Jun 2025	(2,239)	(23,565)	(25,804)

18	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Credit default swaps - Buyer (continued)

								Unamortized
Counterparty								upfront
(OTC)/				USD	Pay	Fixed		payment	Unrealized
Centrally	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value

JPM	iTraxx Europe Series 33 Version 1	4,300,000	EUR	$5,036,131	1.000%	Quarterly	Jun 2025	$(90,920)	$11,665	$(79,255)
JPM	iTraxx Europe Series 33 Version 1	7,200,000	EUR	8,514,362	1.000%	Quarterly	Jun 2025	(168,272)	35,566	(132,706)
JPM	CDX.NA.HY.35	1,000,000	USD	1,000,000	5.000%	Quarterly	Dec 2025	(34,180)	(6,764)	(40,944)
JPM	CDX.NA.IG.35	4,100,000	USD	4,100,000	1.000%	Quarterly	Dec 2025	(71,198)	(4,042)	(75,240)
JPM	iTraxx Europe Series 34 Version 1	2,400,000	EUR	2,834,166	1.000%	Quarterly	Dec 2025	(59,511)	6,770	(52,741)
JPM	iTraxx Europe Series 34 Version 1	4,800,000	EUR	5,603,745	1.000%	Quarterly	Dec 2025	(99,415)	(6,068)	(105,483)

				$40,275,038				$(530,613)	$(18,406)	$(549,019)

Credit default swaps - Seller

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

JPM	CDX.EM.33	1.876%	722,000	USD	$722,000	1.000%	Quarterly	Jun 2025	$(23,207)	$1,776	$(21,431)
JPM	CDX.EM.33	1.876%	38,000	USD	38,000	1.000%	Quarterly	Jun 2025	(1,175)	47	(1,128)
JPM	CDX.NA.IG.34	0.851%	1,100,000	USD	1,100,000	1.000%	Quarterly	Jun 2025	6,034	(39)	5,995
JPM	CDX.NA.IG.34	0.851%	1,100,000	USD	1,100,000	1.000%	Quarterly	Jun 2025	9,470	(3,475)	5,995
JPM	CDX.NA.IG.34	0.851%	300,000	USD	300,000	1.000%	Quarterly	Jun 2025	2,583	(948)	1,635
JPM	CDX.NA.IG.34	0.851%	1,800,000	USD	1,800,000	1.000%	Quarterly	Jun 2025	25,116	(15,306)	9,810
JPM	CDX.NA.IG.34	0.851%	2,900,000	USD	2,900,000	1.000%	Quarterly	Jun 2025	45,350	(29,545)	15,805
JPM	CDX.NA.IG.34	0.851%	3,700,000	USD	3,700,000	1.000%	Quarterly	Jun 2025	53,713	(33,548)	20,165
JPM	iTraxx Europe Series 33 Version 1	0.628%	1,400,000	EUR	1,554,071	1.000%	Quarterly	Jun 2025	19,723	6,081	25,804
JPM	iTraxx Europe Series 33 Version 1	0.628%	1,300,000	EUR	1,443,066	1.000%	Quarterly	Jun 2025	18,314	5,647	23,961
JPM	iTraxx Europe Series 33 Version 1	0.628%	1,900,000	EUR	2,189,470	1.000%	Quarterly	Jun 2025	42,976	(7,956)	35,020
JPM	iTraxx Europe Series 33 Version 1	0.628%	3,400,000	EUR	4,014,879	1.000%	Quarterly	Jun 2025	87,312	(24,645)	62,667
JPM	iTraxx Europe Series 33 Version 1	0.628%	4,900,000	EUR	5,804,518	1.000%	Quarterly	Jun 2025	125,393	(35,079)	90,314
JPM	CDX.EM.34	2.171%	1,100,000	USD	1,100,000	1.000%	Quarterly	Dec 2025	(54,923)	(5,697)	(60,620)
JPM	CDX.NA.HY.35	4.226%	1,000,000	USD	1,000,000	5.000%	Quarterly	Dec 2025	58,525	(17,581)	40,944
JPM	iTraxx Europe Series 34 Version 1	0.651%	7,200,000	EUR	8,514,362	1.000%	Quarterly	Dec 2025	199,194	(40,995)	158,199

					$37,280,366				$614,398	$(201,263)	$413,135

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	19

Total return swaps

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	ABB, Ltd.	1-Month CHF LIBOR - 0.30%	Monthly	CHF	47,780	Feb 2021	BNP	—	$4,133	$4,133
Pay	Abbott Laboratories	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	43,572	Feb 2021	BNP	—	856	856
Pay	Air Liquide SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	21,284	Feb 2021	BNP	—	1,212	1,212
Pay	Amcor PLC	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	108,586	Feb 2021	BNP	—	9,837	9,837
Pay	American Water Works Company, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	113,622	Feb 2021	BNP	—	3,891	3,891
Pay	Anheuser-Busch InBev SA/NV	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	206,231	Feb 2021	BNP	—	11,282	11,282
Pay	Apollo Global Management, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	36,713	Feb 2021	BNP	—	5,269	5,269
Pay	Aroundtown SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	71,315	Feb 2021	BNP	—	7,440	7,440
Pay	ASML Holding NV	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	64,504	Feb 2021	BNP	—	3,874	3,874
Pay	Avalara, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	123,515	Feb 2021	BNP	—	7,097	7,097
Pay	Banco Bilbao Vizcaya Argentaria SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	46,205	Feb 2021	BNP	—	(4,909)	(4,909)
Pay	Bayerische Motoren Werke AG	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	56,948	Feb 2021	BNP	—	3,698	3,698
Pay	Beiersdorf AG	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	43,787	Feb 2021	BNP	—	4,489	4,489
Pay	Carrefour SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	67,348	Feb 2021	BNP	—	3,689	3,689
Pay	Catalent, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	184,031	Feb 2021	BNP	—	8,828	8,828

20	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value

Pay	Cellnex Telecom SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	118,557	Feb 2021	BNP	—	$(7,443)	$(7,443)
Pay	Chevron Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	63,513	Feb 2021	BNP	—	3,405	3,405
Pay	Chr. Hansen Holding A/S	1-Month DKK CIBOR - 0.30%	Monthly	DKK	441,214	Feb 2021	BNP	—	619	619
Pay	Coca-Cola Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	72,386	Feb 2021	BNP	—	2,726	2,726
Pay	Coca-Cola European Partners PLC	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	47,037	Feb 2021	BNP	—	3,359	3,359
Pay	Compass Group PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	84,947	Feb 2021	BNP	—	10,973	10,973
Pay	Continental AG	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	42,906	Feb 2021	BNP	—	3,388	3,388
Pay	Coupa Software, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	110,160	Feb 2021	BNP	—	13,779	13,779
Pay	Crown Holdings, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	134,229	Feb 2021	BNP	—	(5,465)	(5,465)
Pay	Daimler AG	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	150,247	Feb 2021	BNP	—	9,031	9,031
Pay	Danone SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	53,930	Feb 2021	BNP	—	8,851	8,851
Pay	Davide Campari-Milano NV	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	45,367	Feb 2021	BNP	—	2,339	2,339
Pay	Delivery Hero SE	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	202,599	Feb 2021	BNP	—	5,893	5,893
Pay	Delta Air Lines, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	153,127	Feb 2021	BNP	—	3,408	3,408
Pay	DENTSPLY SIRONA, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	92,298	Feb 2021	BNP	—	(3,646)	(3,646)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	21

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	DSV PANALPINA A/S	1-Month DKK CIBOR - 0.30%	Monthly	DKK	1,459,027	Feb 2021	BNP	—	$4,583	$4,583
Pay	Eiffage SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	105,340	Feb 2021	BNP	—	12,532	12,532
Pay	Eurofins Scientific SE	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	114,774	Feb 2021	BNP	—	2,216	2,216
Pay	Eversource Energy	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	36,499	Feb 2021	BNP	—	1,501	1,501
Pay	Experian PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	48,025	Feb 2021	BNP	—	3,198	3,198
Pay	Fiat Chrysler Automobiles NV	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	47,158	Feb 2021	BNP	—	(1,073)	(1,073)
Pay	Fidelity National Information Services, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	76,688	Feb 2021	BNP	—	10,275	10,275
Pay	Fiserv, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	89,287	Feb 2021	BNP	—	5,553	5,553
Pay	Ford Motor Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	245,318	Feb 2021	BNP	—	(3,561)	(3,561)
Pay	General Motors Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	58,304	Feb 2021	BNP	—	(3,475)	(3,475)
Pay	Global Payments, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	109,484	Feb 2021	BNP	—	11,361	11,361
Pay	Hasbro, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	51,565	Feb 2021	BNP	—	2,425	2,425
Pay	Healthpeak Properties, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	139,039	Feb 2021	BNP	—	3,261	3,261
Pay	Henry Schein, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	38,902	Feb 2021	BNP	—	(1,411)	(1,411)

22	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Home Depot, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	43,994	Feb 2021	BNP	—	$3,145	$3,145
Pay	Ingersoll Rand, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	176,861	Feb 2021	BNP	—	10,148	10,148
Pay	Interpublic Group of Companies, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	44,864	Feb 2021	BNP	—	(328)	(328)
Pay	Invitation Homes, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	93,316	Feb 2021	BNP	—	3,896	3,896
Pay	Just Eat Takeaway.com NV	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	149,778	Feb 2021	BNP	—	17,179	17,179
Pay	Kellogg Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	152,139	Feb 2021	BNP	—	9,618	9,618
Pay	Live Nation Entertainment, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	77,912	Feb 2021	BNP	—	7,976	7,976
Pay	McDonald’s Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	55,573	Feb 2021	BNP	—	3,974	3,974
Pay	Melrose Industries PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	102,902	Feb 2021	BNP	—	6,199	6,199
Pay	Merck & Company, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	51,441	Feb 2021	BNP	—	2,501	2,501
Pay	Moderna, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	251,379	Feb 2021	BNP	—	26,954	26,954
Pay	Molson Coors Beverage Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	59,615	Feb 2021	BNP	—	515	515
Pay	Neste OYJ	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	77,826	Feb 2021	BNP	—	5,525	5,525
Pay	Nestle SA	1-Month CHF LIBOR - 0.30%	Monthly	CHF	56,924	Feb 2021	BNP	—	2,231	2,231

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	23

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Newell Brands, Inc.	1-Day USD OBFR - 0.25%	Monthly	USD	99,443	Feb 2021	BNP	—	$2,570	$2,570
Pay	Nexi SpA	1-Month EUR EURIBOR -0.30%	Monthly	EUR	85,428	Feb 2021	BNP	—	13,598	13,598
Pay	Nordea Bank Abp	1-Month SEK STIBOR - 0.30%	Monthly	SEK	725,662	Feb 2021	BNP	—	2,921	2,921
Pay	Ocado Group PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	60,508	Feb 2021	BNP	—	4,134	4,134
Pay	Occidental Petroleum Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	90,906	Feb 2021	BNP	—	12,673	12,673
Pay	Omnicom Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	51,893	Feb 2021	BNP	—	5,491	5,491
Pay	ONEOK, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	50,396	Feb 2021	BNP	—	1,382	1,382
Pay	Orange SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	42,266	Feb 2021	BNP	—	(142)	(142)
Pay	Pfizer, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	135,783	Feb 2021	BNP	—	3,964	3,964
Pay	Principal Financial Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	126,426	Feb 2021	BNP	—	7,108	7,108
Pay	Prysmian SpA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	84,915	Feb 2021	BNP	—	9,943	9,943
Pay	RingCentral, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	22,662	Feb 2021	BNP	—	1,476	1,476
Pay	Roku, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	322,040	Feb 2021	BNP	—	34,202	34,202
Pay	Royal Caribbean Cruises, Ltd.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	82,004	Feb 2021	BNP	—	4,081	4,081

24	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Sanofi	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	49,532	Feb 2021	BNP	—	$4,952	$4,952
Pay	SAP SE	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	38,907	Feb 2021	BNP	—	13,408	13,408
Pay	Securitas AB	1-Month SEK STIBOR - 0.30%	Monthly	SEK	205,991	Feb 2021	BNP	—	1,305	1,305
Pay	Segro PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	57,775	Feb 2021	BNP	—	2,260	2,260
Pay	Siemens AG	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	63,745	Feb 2021	BNP	—	5,838	5,838
Pay	Societe Generale SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	109,864	Feb 2021	BNP	—	1,963	1,963
Pay	Spirax-Sarco Engineering PLC	1-Month GBP LIBOR - 0.30%	Monthly	GBP	67,110	Feb 2021	BNP	—	(165)	(165)
Pay	Straumann Holding AG	1-Month CHF LIBOR - 0.30%	Monthly	CHF	142,788	Feb 2021	BNP	—	3,283	3,283
Pay	Teladoc Health, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	104,547	Feb 2021	BNP	—	12,988	12,988
Pay	The Clorox Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	27,733	Feb 2021	BNP	—	1,410	1,410
Pay	The Travelers Companies, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	64,655	Feb 2021	BNP	—	(4,637)	(4,637)
Pay	T-Mobile US, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	78,058	Feb 2021	BNP	—	3,873	3,873
Pay	Trade Desk, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	111,002	Feb 2021	BNP	—	6,200	6,200
Pay	Truist Financial Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	257,250	Feb 2021	BNP	—	(82)	(82)
Pay	Ubisoft Entertainment SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	87,227	Feb 2021	BNP	—	8,347	8,347

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	25

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	UDR, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	102,681	Feb 2021	BNP	—	$7,797	$7,797
Pay	UniCredit SpA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	74,769	Feb 2021	BNP	—	5,340	5,340
Pay	Verizon Communications, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	38,967	Feb 2021	BNP	—	781	781
Pay	Vinci SA	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	67,458	Feb 2021	BNP	—	4,366	4,366
Pay	Vonovia SE	1-Month EUR EURIBOR - 0.30%	Monthly	EUR	89,905	Feb 2021	BNP	—	7,047	7,047
Pay	XPO Logistics, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	80,972	Feb 2021	BNP	—	6,535	6,535
Pay	Alnylam Pharmaceuticals, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	100,326	Feb 2021	BNP	—	14,608	14,608
Pay	Amazon.com, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	43,402	Feb 2021	BNP	—	3,929	3,929
Pay	American International Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	35,173	Feb 2021	BNP	—	(1,799)	(1,799)
Pay	American Tower Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	132,259	Feb 2021	BNP	—	5,482	5,482
Pay	Ball Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	95,532	Feb 2021	BNP	—	1,897	1,897
Pay	Carnival Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	76,731	Feb 2021	BNP	—	1,625	1,625
Pay	Cheniere Energy, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	77,963	Feb 2021	BNP	—	4,621	4,621

26	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Citigroup, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	59,353	Feb 2021	BNP	—	$2,976	$2,976
Pay	Corning, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	90,651	Feb 2021	BNP	—	7,746	7,746
Pay	CoStar Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	35,563	Feb 2021	BNP	—	1,792	1,792
Pay	Crown Castle International Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	56,663	Feb 2021	BNP	—	4,019	4,019
Pay	DISH Network Corp.	1-Day USD OBFR - 0.25%	Monthly	USD	69,515	Feb 2021	BNP	—	5,402	5,402
Pay	DocuSign, Inc.	1-Day USD OBFR - 0.25%	Monthly	USD	145,713	Feb 2021	BNP	—	23,138	23,138
Pay	DuPont de Nemours, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	115,418	Feb 2021	BNP	—	4,664	4,664
Pay	Equinix, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	94,520	Feb 2021	BNP	—	9,689	9,689
Pay	Exact Sciences Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	99,747	Feb 2021	BNP	—	(20,624)	(20,624)
Pay	Fortive Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	64,386	Feb 2021	BNP	—	5,553	5,553
Pay	Liberty Broadband Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	64,903	Feb 2021	BNP	—	3,057	3,057
Pay	Linde PLC	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	83,115	Feb 2021	BNP	—	3,346	3,346
Pay	McCormick & Company, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	100,372	Feb 2021	BNP	—	9,301	9,301

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	27

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	MercadoLibre, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	64,152	Feb 2021	BNP	—	$2,231	$2,231
Pay	Microsoft Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	43,493	Feb 2021	BNP	—	3,400	3,400
Pay	Mondelez International, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	109,329	Feb 2021	BNP	—	9,774	9,774
Pay	MongoDB, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	256,107	Feb 2021	BNP	—	39,051	39,051
Pay	Mosaic Company	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	86,672	Feb 2021	BNP	—	4,322	4,322
Pay	Nielsen Holdings PLC	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	65,206	Feb 2021	BNP	—	1,961	1,961
Pay	Okta, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	205,176	Feb 2021	BNP	—	30,372	30,372
Pay	Rollins, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	81,890	Feb 2021	BNP	—	2,224	2,224
Pay	Sarepta Therapeutics, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	139,030	Feb 2021	BNP	—	7,186	7,186
Pay	Seattle Genetics, Inc.	1-Day USD OBFR - 0.25%	Monthly	USD	152,345	Feb 2021	BNP	—	28,067	28,067
Pay	Square, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	126,739	Feb 2021	BNP	—	22,650	22,650
Pay	The Goldman Sachs Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	68,421	Feb 2021	BNP	—	6,410	6,410
Pay	TransDigmGroup,Inc	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	103,669	Feb 2021	BNP	—	2,927	2,927

28	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Twilio, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	350,343	Feb 2021	BNP	—	$50,422	$50,422
Pay	UnitedHealth Group, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	80,493	Feb 2021	BNP	—	4,812	4,812

Pay	Westinghouse Air Brake Technologies Corp.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	95,710	Feb 2021	BNP	—	6,337	6,337

Pay	Xylem, Inc.	1-Day USD SOFR Compounded OIS - 0.25%	Monthly	USD	45,212	Feb 2021	BNP	—	1,862	1,862

Pay	Canon, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	8,453,120	Dec 2021	UBS	—	(7,225)	(7,225)

Pay	Cie Financiere Richemont SA	1-Day CHF LIBOR -0.48%	Monthly	CHF	36,841	Dec 2021	UBS	—	2,469	2,469

Pay	Daiichi Sankyo Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	13,757,952	Dec 2021	UBS	—	346	346

Pay	Daikin Industries, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	5,333,085	Dec 2021	UBS	—	(986)	(986)

Pay	East Japan Railway Company	1-Day JPY LIBOR - 0.58%	Monthly	JPY	11,822,010	Dec 2021	UBS	—	15,002	15,002

Pay	Hitachi, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	7,514,595	Dec 2021	UBS	—	1,011	1,011

Pay	Japan Airlines Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	15,093,090	Dec 2021	UBS	—	13,804	13,804

Pay	Kakaku.com, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	11,636,060	Dec 2021	UBS	—	9,134	9,134

Pay	Kao Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	4,845,920	Dec 2021	UBS	—	2,333	2,333

Pay	Kubota Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	14,926,626	Dec 2021	UBS	—	8,997	8,997

Pay	Kyocera Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	6,175,834	Dec 2021	UBS	—	3,905	3,905

Pay	Lasertec Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	2,588,050	Dec 2021	UBS	—	1,314	1,314

Pay	Mazda Motor Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	4,629,290	Dec 2021	UBS	—	4,627	4,627

Pay	Mitsubishi Chemical Holdings Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	4,358,379	Dec 2021	UBS	—	2,195	2,195

Pay	SBI Holdings, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	10,542,609	Dec 2021	UBS	—	5,838	5,838

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	29

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Sumitomo Chemical Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	5,785,780	Dec 2021	UBS	—	$3,629	$3,629
Pay	Sumitomo Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	13,416,955	Dec 2021	UBS	—	10,263	10,263
Pay	Sumitomo Mitsui Financial Group, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	6,274,754	Dec 2021	UBS	—	1,524	1,524
Pay	Suzuki Motor Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	8,851,771	Dec 2021	UBS	—	4,023	4,023
Pay	AbbVie, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	61,110	Dec 2021	UBS	—	85	85
Pay	Afterpay, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	220,400	Dec 2021	UBS	—	(2,779)	(2,779)
Pay	AIA Group, Ltd.	1-Day HKD HIBOR - 0.45%	Monthly	HKD	496,974	Dec 2021	UBS	—	4,326	4,326
Pay	Altice Europe NV	1-Day EUR LIBOR - 0.40%	Monthly	EUR	62,165	Dec 2021	UBS	—	324	324
Pay	Aptiv PLC	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	174,066	Dec 2021	UBS	—	2,098	2,098
Pay	Athene Holding, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	135,093	Dec 2021	UBS	—	13,749	13,749
Pay	Becton Dickinson and Company	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	131,606	Dec 2021	UBS	—	2,156	2,156
Pay	BOC Hong Kong Holdings, Ltd.	1-Day HKD HIBOR - 0.45%	Monthly	HKD	451,976	Dec 2021	UBS	—	(974)	(974)
Pay	Boston Properties, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	48,654	Dec 2021	UBS	—	4,333	4,333
Pay	CarMax, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	69,747	Dec 2021	UBS	—	4,994	4,994
Pay	Centene Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	97,605	Dec 2021	UBS	—	10,006	10,006

30	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Cincinnati Financial Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	59,903	Dec 2021	UBS	—	$6,133	$6,133
Pay	Cisco Systems, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	36,533	Dec 2021	UBS	—	3,715	3,715
Pay	Comerica, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	106,639	Dec 2021	UBS	—	(9,562)	(9,562)
Pay	Commerzbank AG	1-Day EUR LIBOR - 0.40%	Monthly	EUR	102,752	Dec 2021	UBS	—	8,920	8,920
Pay	CSX Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	55,262	Dec 2021	UBS	—	1,418	1,418
Pay	E.ON SE	1-Day EUR LIBOR - 0.40%	Monthly	EUR	94,784	Dec 2021	UBS	—	7,164	7,164
Pay	Galapagos NV	1-Day EUR LIBOR - 0.40%	Monthly	EUR	174,196	Dec 2021	UBS	—	28,002	28,002
Pay	Huntington Bancshares, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	62,645	Dec 2021	UBS	—	(5,066)	(5,066)
Pay	Insulet Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	82,210	Dec 2021	UBS	—	9,301	9,301
Pay	Jardine Matheson Holdings, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	64,361	Dec 2021	UBS	—	(3,963)	(3,963)
Pay	Lendlease Corp, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	43,112	Dec 2021	UBS	—	1,094	1,094
Pay	Loews Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	34,749	Dec 2021	UBS	—	932	932
Pay	L’Oreal SA	1-Day EUR LIBOR - 0.40%	Monthly	EUR	68,328	Dec 2021	UBS	—	1,920	1,920
Pay	M&T Bank Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	58,188	Dec 2021	UBS	—	(1,482)	(1,482)
Pay	Melco Resorts & Entertainment, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	101,645	Dec 2021	UBS	—	(7,968)	(7,968)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	31

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Moody’s Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	81,334	Dec 2021	UBS	—	$7,712	$7,712
Pay	MTR Corp, Ltd.	1-Day HKD HIBOR - 0.45%	Monthly	HKD	403,795	Dec 2021	UBS	—	794	794
Pay	New World Development Company, Ltd.	1-Day HKD HIBOR -0.45%	Monthly	HKD	342,900	Dec 2021	UBS	—	1,386	1,386
Pay	Newcrest Mining, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	150,284	Dec 2021	UBS	—	7,439	7,439
Pay	Oracle Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	38,430	Dec 2021	UBS	—	2,795	2,795
Pay	PayPal Holdings, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	53,629	Dec 2021	UBS	—	4,484	4,484
Pay	QBE Insurance Group, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	139,382	Dec 2021	UBS	—	9,622	9,622
Pay	RenaissanceRe Holdings, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	101,290	Dec 2021	UBS	—	6,509	6,509
Pay	Roper Technologies, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	55,959	Dec 2021	UBS	—	7,677	7,677
Pay	Sage Group PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	42,246	Dec 2021	UBS	—	5,268	5,268
Pay	Schlumberger, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	43,924	Dec 2021	UBS	—	3,953	3,953
Pay	Southwest Airlines Company	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	95,875	Dec 2021	UBS	—	(1,816)	(1,816)
Pay	Standard Chartered PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	57,788	Dec 2021	UBS	—	1,796	1,796
Pay	Stanley Black & Decker, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	170,114	Dec 2021	UBS	—	10,042	10,042
Pay	Sydney Airport	1-Day AUD IBOC - 0.45%	Monthly	AUD	77,581	Dec 2021	UBS	—	4,658	4,658

32	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	TE Connectivity, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	47,244	Dec 2021	UBS	—	$4,514	$4,514
Pay	Tyson Foods, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	88,013	Dec 2021	UBS	—	4,732	4,732
Pay	United Overseas Bank, Ltd.	1-Day SGD SORA - 0.45%	Monthly	SGD	80,195	Dec 2021	UBS	—	1,408	1,408
Pay	VF Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	91,578	Dec 2021	UBS	—	12,404	12,404
Pay	Visa, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	39,910	Dec 2021	UBS	—	3,563	3,563
Pay	Vulcan Materials Company	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	77,727	Dec 2021	UBS	—	518	518
Pay	Xilinx, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	72,948	Dec 2021	UBS	—	(293)	(293)
Pay	Air Canada	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	145,872	Dec 2021	UBS	—	5,562	5,562
Pay	Canadian Apartment Properties REIT	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	131,646	Dec 2021	UBS	—	3,484	3,484
Pay	Fortis, Inc.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	151,996	Dec 2021	UBS	—	3,781	3,781
Pay	Power Corp of Canada	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	26,560	Dec 2021	UBS	—	1,139	1,139
Pay	Royal Bank of Canada	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	51,156	Dec 2021	UBS	—	1,543	1,543
Pay	TC Energy Corp.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	54,245	Dec 2021	UBS	—	3,791	3,791

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	33

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Banco Santander SA	1-Day EUR LIBOR - 0.40%	Monthly	EUR	109,881	Jan 2022	UBS	—	$(8,903)	$(8,903)
Pay	Bank of America Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	63,297	Jan 2022	UBS	—	1,172	1,172
Pay	BASF SE	1-Day EUR LIBOR - 0.40%	Monthly	EUR	108,886	Jan 2022	UBS	—	12,950	12,950
Pay	Bayer AG	1-Day EUR LIBOR - 0.40%	Monthly	EUR	26,201	Jan 2022	UBS	—	2,580	2,580
Pay	BeiGene, Ltd.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	144,129	Jan 2022	UBS	—	3,561	3,561
Pay	Credit Agricole SA	1-Day EUR LIBOR - 0.40%	Monthly	EUR	75,299	Jan 2022	UBS	—	5,598	5,598
Pay	Deere & Company	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	183,445	Jan 2022	UBS	—	9,472	9,472
Pay	Deutsche Bank AG	1-Day EUR LIBOR - 0.40%	Monthly	EUR	182,240	Jan 2022	UBS	—	(7,262)	(7,262)
Pay	Deutsche Telekom AG	1-Day EUR LIBOR - 0.40%	Monthly	EUR	49,112	Jan 2022	UBS	—	3,618	3,618
Pay	Ecolab, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	65,669	Jan 2022	UBS	—	5,811	5,811
Pay	Elanco Animal Health, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	191,648	Jan 2022	UBS	—	4,914	4,914
Pay	Electricite de France SA	1-Day EUR LIBOR - 0.40%	Monthly	EUR	86,504	Jan 2022	UBS	—	1,663	1,663
Pay	Exxon Mobil Corp.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	120,954	Jan 2022	UBS	—	6,410	6,410
Pay	Facebook, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	62,679	Jan 2022	UBS	—	841	841
Pay	Hang Seng Bank, Ltd.	1-Day HKD HIBOR -0.45%	Monthly	HKD	507,320	Jan 2022	UBS	—	(3,116)	(3,116)
Pay	Industria de Diseno Textil SA	1-Day EUR LIBOR - 0.40%	Monthly	EUR	24,761	Jan 2022	UBS	—	2,788	2,788
Pay	Link REIT	1-Day HKD HIBOR -0.45%	Monthly	HKD	324,421	Jan 2022	UBS	—	1,439	1,439

34	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Lowe’s Companies, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	52,493	Jan 2022	UBS	—	$5,372	$5,372
Pay	LVMH Moet Hennessy Louis Vuitton SE	1-Day EUR LIBOR - 0.40%	Monthly	EUR	56,017	Jan 2022	UBS	—	84	84
Pay	Mastercard, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	37,581	Jan 2022	UBS	—	5,538	5,538
Pay	MGM Resorts International	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	64,453	Jan 2022	UBS	—	1,707	1,707
Pay	Motorola Solutions, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	50,791	Jan 2022	UBS	—	3,999	3,999
Pay	Novartis AG	1-Day CHF LIBOR - 0.48%	Monthly	CHF	73,653	Jan 2022	UBS	—	6,604	6,604
Pay	People’s United Financial, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	150,730	Jan 2022	UBS	—	(728)	(728)
Pay	Prologis, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	61,518	Jan 2022	UBS	—	3,380	3,380
Pay	Schneider Electric SE	1-Day EUR LIBOR - 0.40%	Monthly	EUR	39,169	Jan 2022	UBS	—	1,787	1,787
Pay	Sun Hung Kai Properties, Ltd.	1-Day HKDHIBOR - 0.45%	Monthly	HKD	742,967	Jan 2022	UBS	—	(894)	(894)
Pay	US Bancorp	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	64,581	Jan 2022	UBS	—	306	306
Pay	VEREIT, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	114,622	Jan 2022	UBS	—	9,326	9,326
Pay	Walmart, Inc.	1-Day USD SOFR Compounded OIS - 0.35%	Monthly	USD	62,871	Jan 2022	UBS	—	2,507	2,507
Pay	Wayfair, Inc.	1-Day USD OBFR - 0.35%	Monthly	USD	196,382	Jan 2022	UBS	—	32,906	32,906
Pay	Aeon Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	24,521,640	Jan 2022	UBS	—	15,878	15,878

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	35

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Barclays PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	43,633	Jan 2022	UBS	—	$(3,644)	$(3,644)
Pay	BP PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	95,198	Jan 2022	UBS	—	5,867	5,867
Pay	Central Japan Railway Company	1-Day JPY LIBOR - 0.58%	Monthly	JPY	4,026,000	Jan 2022	UBS	—	5,388	5,388
Pay	Commonwealth Bank of Australia	1-Day AUD IBOC - 0.45%	Monthly	AUD	50,089	Jan 2022	UBS	—	127	127
Pay	Daiwa House Industry Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	8,854,170	Jan 2022	UBS	—	3,786	3,786
Pay	Denso Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	5,208,147	Jan 2022	UBS	—	(425)	(425)
Pay	Glencore PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	204,144	Jan 2022	UBS	—	11,048	11,048
Pay	Honda Motor Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	6,346,553	Jan 2022	UBS	—	2,203	2,203
Pay	HSBC Holdings PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	110,612	Jan 2022	UBS	—	(12,135)	(12,135)
Pay	Japan Post Holdings Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	12,799,530	Jan 2022	UBS	—	4,099	4,099
Pay	Keyence Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	11,056,340	Jan 2022	UBS	—	4,935	4,935
Pay	Mercari, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	30,275,250	Jan 2022	UBS	—	59,843	59,843
Pay	Mitsubishi Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	10,960,920	Jan 2022	UBS	—	7,222	7,222
Pay	Mitsubishi Estate Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	4,381,000	Jan 2022	UBS	—	1,817	1,817
Pay	Mitsubishi UFJ Financial Group, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	8,027,460	Jan 2022	UBS	—	1,769	1,769
Pay	Mitsui Fudosan Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	9,569,018	Jan 2022	UBS	—	6,036	6,036
Pay	Mondi PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	77,482	Jan 2022	UBS	—	8,062	8,062
National Pay	Australia Bank, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	162,840	Jan 2022	UBS	—	3,733	3,733
Pay	NEC Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	10,798,920	Jan 2022	UBS	—	11,955	11,955
Pay	Nippon Steel Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	19,125,580	Jan 2022	UBS	—	9,172	9,172

36	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Nippon Yusen KK	1-Day JPY LIBOR - 0.58%	Monthly	JPY	10,643,076	Jan 2022	UBS	—	$554	$554
Pay	Nissan Motor Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	13,379,845	Jan 2022	UBS	—	3,564	3,564
Pay	Oil Search, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	158,868	Jan 2022	UBS	—	13,704	13,704
Pay	Rakuten, Inc.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	13,224,360	Jan 2022	UBS	—	15,280	15,280
Pay	Sharp Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	5,435,444	Jan 2022	UBS	—	3,683	3,683
Pay	Shiseido Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	7,511,790	Jan 2022	UBS	—	3,492	3,492
Pay	SoftBank Group Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	19,076,504	Jan 2022	UBS	—	5,744	5,744
Pay	Sony Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	1,365,232	Jan 2022	UBS	—	(1,574)	(1,574)
Pay	Takeda Pharmaceutical Company, Ltd.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	20,496,118	Jan 2022	UBS	—	18,942	18,942
Pay	Toyota Motor Corp.	1-Day JPY LIBOR - 0.58%	Monthly	JPY	8,719,815	Jan 2022	UBS	—	1,327	1,327
Pay	Transurban Group	1-Day AUD IBOC - 0.45%	Monthly	AUD	110,936	Jan 2022	UBS	—	3,422	3,422
Pay	Treasury Wine Estates, Ltd.	1-Day AUD IBOC - 0.45%	Monthly	AUD	153,258	Jan 2022	UBS	—	1,718	1,718
Pay	Vodafone Group PLC	1-Day GBP LIBOR - 0.48%	Monthly	GBP	46,859	Jan 2022	UBS	—	3,280	3,280
Pay	Bank of Nova Scotia	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	72,114	Jan 2022	UBS	—	680	680
Pay	BCE, Inc.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	103,838	Jan 2022	UBS	—	4,309	4,309
Pay	Canadian National Railway Company	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	93,633	Jan 2022	UBS	—	6,992	6,992
Pay	Cenovus Energy, Inc.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	91,873	Jan 2022	UBS	—	9,577	9,577
Pay	CGI, Inc.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	127,591	Jan 2022	UBS	—	9,383	9,383

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	37

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Enbridge, Inc.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	58,447	Jan 2022	UBS	—	$2,176	$2,176
Pay	Inter Pipeline, Ltd.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	135,667	Jan 2022	UBS	—	8,126	8,126
Pay	Nutrien, Ltd.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	164,703	Jan 2022	UBS	—	(2,410)	(2,410)
Pay	Restaurant Brands International, Inc.	1-Day CAD CORRA OIS - 0.45%	Monthly	CAD	195,558	Jan 2022	UBS	—	15,664	15,664
Pay	Teck Resources, Ltd.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	75,187	Jan 2022	UBS	—	1,834	1,834
Pay	The Toronto-Dominion Bank	1-Day CAD CORRA OIS - 0.45%	Monthly	CAD	75,094	Jan 2022	UBS	—	1,651	1,651
Pay	Wheaton Precious Metals Corp.	1-Day CAD CORRA Compounded OIS - 0.45%	Monthly	CAD	21,757	Jan 2022	UBS	—	1,369	1,369
Receive	ABN AMRO Bank NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	20,699	Feb 2021	BNP	—	(643)	(643)
Receive	Accor SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	95,364	Feb 2021	BNP	—	(4,380)	(4,380)
Receive	Advanced Micro Devices, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	43,810	Feb 2021	BNP	—	(4,142)	(4,142)
Receive	Adyen NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	166,095	Feb 2021	BNP	—	(23,062)	(23,062)
Receive	AGNC Investment Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	30,005	Feb 2021	BNP	—	(451)	(451)
Receive	Akzo Nobel NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	132,237	Feb 2021	BNP	—	(12,602)	(12,602)
Receive	Alphabet, Inc., Class A	1-Month USD LIBOR + 0.35%	Monthly	USD	88,662	Feb 2021	BNP	—	3,436	3,436

38	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Aon PLC	1-Month USD LIBOR + 0.35%	Monthly	USD	107,454	Feb 2021	BNP	—	$(14,554)	$(14,554)
Receive	Apple, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	34,161	Feb 2021	BNP	—	(3,361)	(3,361)
Receive	Atos SE	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	75,016	Feb 2021	BNP	—	(11,398)	(11,398)
Receive	Aviva PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	42,543	Feb 2021	BNP	—	(4,239)	(4,239)
Receive	Barratt Developments PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	66,633	Feb 2021	BNP	—	(10,610)	(10,610)
Receive	Bouygues SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	63,802	Feb 2021	BNP	—	(5,885)	(5,885)
Receive	Campbell Soup Company	1-Month USD LIBOR + 0.35%	Monthly	USD	67,792	Feb 2021	BNP	—	(3,450)	(3,450)
Receive	Capgemini SE	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	16,895	Feb 2021	BNP	—	(1,778)	(1,778)
Receive	Carlsberg AS	1-Month DKK CIBOR + 0.30%	Monthly	DKK	740,419	Feb 2021	BNP	—	(8,762)	(8,762)
Receive	Cboe Global Markets, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	60,384	Feb 2021	BNP	—	(1,788)	(1,788)
Receive	Citizens Financial Group, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	70,810	Feb 2021	BNP	—	(1,666)	(1,666)
Receive	Clariant AG	1-Month CHF LIBOR + 0.30%	Monthly	CHF	69,687	Feb 2021	BNP	—	(8,023)	(8,023)
Receive	Coloplast A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	295,173	Feb 2021	BNP	—	(2,563)	(2,563)
Receive	Colruyt SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	64,680	Feb 2021	BNP	—	(3,172)	(3,172)
Receive	DaVita, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	48,812	Feb 2021	BNP	—	(1,472)	(1,472)
Receive	Demant A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	404,013	Feb 2021	BNP	—	(1,292)	(1,292)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	39

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Diamondback Energy, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	77,953	Feb 2021	BNP	—	$(11,904)	$(11,904)
Receive	Duke Realty Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	64,835	Feb 2021	BNP	—	(1,597)	(1,597)
Receive	Fair Isaac Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	55,500	Feb 2021	BNP	—	(5,799)	(5,799)
Receive	Fastenal Company	1-Month USD LIBOR + 0.35%	Monthly	USD	44,129	Feb 2021	BNP	—	(1,385)	(1,385)
Receive	Fresenius SE & Company KGaA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	37,080	Feb 2021	BNP	—	(5,468)	(5,468)
Receive	Geberit AG	1-Month CHF LIBOR + 0.30%	Monthly	CHF	112,403	Feb 2021	BNP	—	(4,145)	(4,145)
Receive	Gecina SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	114,742	Feb 2021	BNP	—	(5,744)	(5,744)
Receive	HCA Healthcare, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	22,598	Feb 2021	BNP	—	(2,277)	(2,277)
Receive	HD Supply Holdings, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	69,091	Feb 2021	BNP	—	(3,816)	(3,816)
Receive	Hermes International	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	125,064	Feb 2021	BNP	—	5,109	5,109
Receive	Hochtief AG	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	21,783	Feb 2021	BNP	—	(1,960)	(1,960)
Receive	Iliad SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	39,102	Feb 2021	BNP	—	(1,262)	(1,262)
Receive	Ionis Pharmaceuticals, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	34,769	Feb 2021	BNP	—	(973)	(973)
Receive	ITV PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	49,910	Feb 2021	BNP	—	(1,807)	(1,807)
Receive	Kingfisher PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	97,430	Feb 2021	BNP	—	(8,588)	(8,588)
Receive	Koninklijke Vopak NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	115,454	Feb 2021	BNP	—	(8,402)	(8,402)

40	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Liberty Broadband Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	88,512	Feb 2021	BNP	—	$(4,203)	$(4,203)
Receive	Liberty Media Corp-Liberty Formula One	1-Month USD LIBOR + 0.35%	Monthly	USD	57,157	Feb 2021	BNP	—	(266)	(266)
Receive	Logitech International SA	1-Month CHF LIBOR + 0.30%	Monthly	CHF	106,919	Feb 2021	BNP	—	7,861	7,861
Receive	Masimo Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	67,730	Feb 2021	BNP	—	(2,615)	(2,615)
Receive	Merck KGaA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	71,484	Feb 2021	BNP	—	2,262	2,262
Receive	Mettler-Toledo International, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	103,890	Feb 2021	BNP	—	(2,128)	(2,128)
Receive	Molina Healthcare, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	135,671	Feb 2021	BNP	—	(13,192)	(13,192)
Receive	Naturgy Energy Group SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	21,396	Feb 2021	BNP	—	(2,067)	(2,067)
Receive	NN Group NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	75,980	Feb 2021	BNP	—	(6,845)	(6,845)
Receive	Novo Nordisk A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	837,512	Feb 2021	BNP	—	(10,725)	(10,725)
Receive	Pearson PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	79,040	Feb 2021	BNP	—	(5,708)	(5,708)
Receive	Peugeot SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	77,738	Feb 2021	BNP	—	1,319	1,319
Receive	PTC, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	50,655	Feb 2021	BNP	—	(2,268)	(2,268)
Receive	Reckitt Benckiser Group PLC	1-Month GBP LIBOR + 0.35%	Monthly	GBP	39,317	Feb 2021	BNP	—	(3,197)	(3,197)
Receive	Red Electrica Corp SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	110,931	Feb 2021	BNP	—	(7,090)	(7,090)
Receive	Roche Holding AG	1-Month CHF LIBOR + 0.30%	Monthly	CHF	41,326	Feb 2021	BNP	—	(1,984)	(1,984)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	41

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Sonova Holding AG	1-Month CHF LIBOR + 0.30%	Monthly	CHF	242	Feb 2021	BNP	—	$(27)	$(27)
Receive	Telefonica SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	24,022	Feb 2021	BNP	—	(2,252)	(2,252)
Receive	The Blackstone Group, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	63,101	Feb 2021	BNP	—	(5,687)	(5,687)
Receive	Tyler Technologies, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	78,547	Feb 2021	BNP	—	(2,458)	(2,458)
Receive	Umicore SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	43,316	Feb 2021	BNP	—	(5,075)	(5,075)
Receive	Unilever NV	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	36,896	Feb 2021	BNP	—	(3,046)	(3,046)
Receive	Vail Resorts, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	82,779	Feb 2021	BNP	—	(888)	(888)
Receive	Vestas Wind Systems A/S	1-Month DKK CIBOR + 0.30%	Monthly	DKK	325,440	Feb 2021	BNP	—	(1,758)	(1,758)
Receive	Vivendi SA	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	83,117	Feb 2021	BNP	—	(649)	(649)
Receive	VMware, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	79,960	Feb 2021	BNP	—	(12,782)	(12,782)
Receive	Wendel SE	1-Month EUR EURIBOR + 0.30%	Monthly	EUR	58,274	Feb 2021	BNP	—	(5,213)	(5,213)
Receive	Whirlpool Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	140,390	Feb 2021	BNP	—	(11,876)	(11,876)
Receive	WW Grainger, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	141,534	Feb 2021	BNP	—	(13,110)	(13,110)
Receive	Bunge, Ltd.	1-Month USD LIBOR + 0.35%	Monthly	USD	69,389	Feb 2021	BNP	—	3,209	3,209
Receive	Copart, Inc.	1-Month USD LIBOR + 0.35%	Monthly	USD	57,997	Feb 2021	BNP	—	(3,603)	(3,603)
Receive	Lincoln National Corp.	1-Month USD LIBOR + 0.35%	Monthly	USD	92,051	Feb 2021	BNP	—	2,873	2,873

42	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ABC-Mart, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	4,957,590	Dec 2021	UBS	—	$(1,059)	$(1,059)
Receive	Bank of Kyoto, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,723,250	Dec 2021	UBS	—	(3,154)	(3,154)
Receive	Daiwa Securities Group, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	4,702,436	Dec 2021	UBS	—	(2,990)	(2,990)
Receive	Fujitsu, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,244,750	Dec 2021	UBS	—	(6,899)	(6,899)
Receive	GN Store Nord A/S	1-Month DKK CIBOR + 0.40%	Monthly	DKK	334,045	Dec 2021	UBS	—	(4,653)	(4,653)
Receive	Hamamatsu Photonics KK	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,225,040	Dec 2021	UBS	—	(671)	(671)
Receive	Ito En, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,059,120	Dec 2021	UBS	—	(4,160)	(4,160)
Receive	Kobe Bussan Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	2,555,640	Dec 2021	UBS	—	1,352	1,352
Receive	Miura Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,337,500	Dec 2021	UBS	—	(2,105)	(2,105)
Receive	NGK Spark Plug Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,508,405	Dec 2021	UBS	—	(1,307)	(1,307)
Receive	Nippon Prologis REIT, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	8,996,000	Dec 2021	UBS	—	(519)	(519)
Receive	Nitori Holdings Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	7,017,600	Dec 2021	UBS	—	(1,179)	(1,179)
Receive	Nomura Holdings, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	7,281,994	Dec 2021	UBS	—	(2,751)	(2,751)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,115,767	Dec 2021	UBS	—	(4,863)	(4,863)
Receive	Otsuka Holdings Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,879,586	Dec 2021	UBS	—	(3,610)	(3,610)
Receive	Panasonic Corp.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	9,341,240	Dec 2021	UBS	—	9,572	9,572

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	43

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Partners Group Holding AG	1-Month CHF LIBOR + 0.40%	Monthly	CHF	140,237	Dec 2021	UBS	—	$(3,266)	$(3,266)
Receive	Recruit Holdings Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	10,480,395	Dec 2021	UBS	—	(7,027)	(7,027)
Receive	Ryohin Keikaku Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	7,460,964	Dec 2021	UBS	—	6,936	6,936
Receive	SCSK Corp.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,229,140	Dec 2021	UBS	—	(7,264)	(7,264)
Receive	Seiko Epson Corp.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,937,222	Dec 2021	UBS	—	5,859	5,859
Receive	Seven Bank, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	7,432,863	Dec 2021	UBS	—	(3,412)	(3,412)
Receive	Shimizu Corp.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	8,031,024	Dec 2021	UBS	—	(4,975)	(4,975)
Receive	Skanska AB	1-Month SEK STIBOR + 0.40%	Monthly	SEK	523,539	Dec 2021	UBS	—	(5,881)	(5,881)
Receive	Sohgo Security Services Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,263,360	Dec 2021	UBS	—	(2,615)	(2,615)
Receive	Tokio Marine Holdings, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	3,343,050	Dec 2021	UBS	—	(1,234)	(1,234)
Receive	Trend Micro, Inc.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	10,676,000	Dec 2021	UBS	—	(7,008)	(7,008)
Receive	Yakult Honsha Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	9,170,960	Dec 2021	UBS	—	(4,925)	(4,925)
Receive	Yamazaki Baking Company, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	5,029,856	Dec 2021	UBS	—	(2,457)	(2,457)
Receive	Yara International ASA	1-Month NOK NIBOR + 0.40%	Monthly	NOK	899,959	Dec 2021	UBS	—	(2,596)	(2,596)
Receive	Aegon NV	1-Month EUR LIBOR + 0.40%	Monthly	EUR	25,542	Dec 2021	UBS	—	(540)	(540)
Receive	Ageas SA/NV	1-Month EUR LIBOR + 0.40%	Monthly	EUR	58,398	Dec 2021	UBS	—	(1,534)	(1,534)

44	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	American Financial Group, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	66,403	Dec 2021	UBS	—	$2,974	$2,974
Receive	Annaly Capital Management, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	53,385	Dec 2021	UBS	—	(1,621)	(1,621)
Receive	Aurizon Holdings, Ltd.	1-Month AUD BBSW + 0.45%	Monthly	AUD	97,128	Dec 2021	UBS	—	(5,665)	(5,665)
Receive	Autoliv, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	76,758	Dec 2021	UBS	—	(6,056)	(6,056)
Receive	AVEVA Group PLC	1-Month GBP LIBOR + 0.40%	Monthly	GBP	39,332	Dec 2021	UBS	—	(2,280)	(2,280)
Receive	AXA SA	1-Month EUR LIBOR + 0.40%	Monthly	EUR	52,900	Dec 2021	UBS	—	(5,626)	(5,626)
Receive	Brown-Forman Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	53,611	Dec 2021	UBS	—	(4,619)	(4,619)
Receive	Cable One, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	53,311	Dec 2021	UBS	—	(3,101)	(3,101)
Receive	Cognex Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	75,342	Dec 2021	UBS	—	(1,488)	(1,488)
Receive	CVS Health Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	24,855	Dec 2021	UBS	—	(1,360)	(1,360)
Receive	Enagas SA	1-Month EUR LIBOR + 0.40%	Monthly	EUR	54,044	Dec 2021	UBS	—	(2,144)	(2,144)
Receive	Essential Utilities, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	55,528	Dec 2021	UBS	—	(376)	(376)
Receive	FedEx Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	33,853	Dec 2021	UBS	—	(2,726)	(2,726)
Receive	Ferguson PLC	1-Month GBP LIBOR + 0.40%	Monthly	GBP	41,811	Dec 2021	UBS	—	(1,657)	(1,657)
Receive	GEA Group AG	1-Month EUR LIBOR + 0.40%	Monthly	EUR	47,999	Dec 2021	UBS	—	(2,925)	(2,925)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP LIBOR + 0.40%	Monthly	GBP	56,903	Dec 2021	UBS	—	(4,537)	(4,537)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	45

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	J Sainsbury PLC	1-Month GBP LIBOR + 0.40%	Monthly	GBP	59,335	Dec 2021	UBS	—	$715	$715
Receive	JB Hunt Transport Services, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	65,388	Dec 2021	UBS	—	(9,283)	(9,283)
Receive	Klepierre SA	1-Month EUR LIBOR + 0.40%	Monthly	EUR	69,301	Dec 2021	UBS	—	(11,374)	(11,374)
Receive	Lear Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	58,159	Dec 2021	UBS	—	(3,930)	(3,930)
Receive	Lennar Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	94,842	Dec 2021	UBS	—	(16,209)	(16,209)
Receive	Nemetschek SE	1-Month EUR LIBOR + 0.40%	Monthly	EUR	61,976	Dec 2021	UBS	—	(1,586)	(1,586)
Receive	Newmont Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	60,921	Dec 2021	UBS	—	(171)	(171)
Receive	NVR, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	62,253	Dec 2021	UBS	—	(6,926)	(6,926)
Receive	Pentair PLC	1-Month USD LIBOR + 0.40%	Monthly	USD	184,385	Dec 2021	UBS	—	(122)	(122)
Receive	PulteGroup, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	85,575	Dec 2021	UBS	—	(14,267)	(14,267)
Receive	Repsol SA	1-Month EUR LIBOR + 0.40%	Monthly	EUR	66,465	Dec 2021	UBS	—	(7,554)	(7,554)
Receive	Sealed Air Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	36,806	Dec 2021	UBS	—	(2,055)	(2,055)
Receive	Sherwin-Williams Company	1-Month USD LIBOR + 0.40%	Monthly	USD	44,720	Dec 2021	UBS	—	(13)	(13)
Receive	Singapore Exchange, Ltd.	1-Month SGD SIBOR + 0.45%	Monthly	SGD	80,557	Dec 2021	UBS	—	(2,990)	(2,990)
Receive	Sofina SA	1-Month EUR LIBOR + 0.40%	Monthly	EUR	46,431	Dec 2021	UBS	—	(1,869)	(1,869)
Receive	Spark New Zealand, Ltd.	1-Month NZD BBR + 0.45%	Monthly	NZD	81,045	Dec 2021	UBS	—	(2,358)	(2,358)

46	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	State Street Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	56,037	Dec 2021	UBS	—	$(6,752)	$(6,752)
Receive	Universal Health Services, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	33,137	Dec 2021	UBS	—	(938)	(938)
Receive	Ventas, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	68,563	Dec 2021	UBS	—	(6,455)	(6,455)
Receive	Western Digital Corp.	1-Month USD LIBOR + 0.40%	Monthly	USD	86,678	Dec 2021	UBS	—	(638)	(638)
Receive	Woodside Petroleum, Ltd.	1-Month AUD BBSW + 0.45%	Monthly	AUD	133,690	Dec 2021	UBS	—	(5,241)	(5,241)
Receive	Allianz SE	1-Month EUR LIBOR + 0.40%	Monthly	EUR	45,427	Jan 2022	UBS	—	(3,642)	(3,642)
Receive	ANDRITZ AG	1-Month EUR LIBOR + 0.40%	Monthly	EUR	66,554	Jan 2022	UBS	—	(1,495)	(1,495)
Receive	Charter Communications, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	57,957	Jan 2022	UBS	—	(3,020)	(3,020)
Receive	Deutsche Wohnen SE	1-Month EUR LIBOR + 0.40%	Monthly	EUR	72,711	Jan 2022	UBS	—	(2,571)	(2,571)
Receive	Essity AB	1-Month SEK STIBOR + 0.40%	Monthly	SEK	387,232	Jan 2022	UBS	—	(5,977)	(5,977)
Receive	Koninklijke Ahold Delhaize NV	1-Month EUR LIBOR + 0.40%	Monthly	EUR	171,467	Jan 2022	UBS	—	(8,959)	(8,959)
Receive	MetLife, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	79,160	Jan 2022	UBS	—	(2,774)	(2,774)
Receive	Micron Technology, Inc.	1-Month USD LIBOR + 0.40%	Monthly	USD	114,060	Jan 2022	UBS	—	(3,535)	(3,535)
Receive	Neles OYJ	1-Month EUR LIBOR + 0.40%	Monthly	EUR	21,220	Jan 2022	UBS	—	(909)	(909)
Receive	Novozymes A/S	1-Month DKK CIBOR + 0.40%	Monthly	DKK	1,038,940	Jan 2022	UBS	—	(10,276)	(10,276)
Receive	Orion OYJ	1-Month EUR LIBOR + 0.40%	Monthly	EUR	72,816	Jan 2022	UBS	—	(4,204)	(4,204)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	47

Total return swaps (continued)

Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Swatch Group AG	1-Month CHF LIBOR + 0.40%	Monthly	CHF	175,978	Jan 2022	UBS	—	$(13,785)	$(13,785)
Receive	Sekisui House, Ltd.	1-Month JPY LIBOR + 0.45%	Monthly	JPY	6,618,438	Jan 2022	UBS	—	(2,524)	(2,524)
								—	$876,766	$876,766

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Derivatives Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	U.S. Dollar

ZAR	South African Rand

Derivatives Abbreviations

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

BNP	BNP Paribas

CIBOR	Copenhagen Interbank Offered Rate

CORRA	Canadian Overnight Repo Rate Average

EURIBOR	Euro Interbank Offered Rate

48	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

HIBOR	Hong Kong Interbank Offered Rate

IBOC	Interbank Overnight Cash Rate

JPM	JPMorgan Chase Bank, N.A.

LIBOR	London Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

OBFR	Overnight Bank Funding Rate

OIS	Overnight Index Swap

OTC	Over-the-counter

SIBOR	Singapore Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

SORA	Singapore Overnight Rate Average

STIBOR	Stockholm Interbank Offered Rate

UBS	UBS AG

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $34,191,591. Net unrealized depreciation aggregated to $28,238, of which $686,653 related to gross unrealized appreciation and $714,891 related to gross unrealized depreciation.

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	49

Consolidated financial statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $30,369,780)	$31,880,401
Swap contracts, at value (net unamortized upfront payment of $770,586)	2,167,973
Unrealized appreciation on forward foreign currency contracts	1,337,411
Receivable for futures variation margin	889,382
Cash	77,862,402
Collateral held at broker for futures contracts	6,916,839
Collateral segregated at custodian for OTC derivative contracts	5,861,822
Dividends and interest receivable	32,850
Receivable for investments sold	1,048,769
Other assets	33,885
Total assets	128,031,734
Liabilities
Unrealized depreciation on forward foreign currency contracts	666,141
Swap contracts, at value (net unamortized upfront payment of $(686,801))	1,427,091
Payable for collateral on OTC derivatives	469,341
Foreign currency overdraft, at value (cost $(5,411))	5,411
Payable for investments purchased	1,037,473
Payable for fund shares repurchased	41,880
Payable to affiliates
Accounting and legal services fees	4,517
Trustees’ fees	75
Other liabilities and accrued expenses	151,363
Total liabilities	3,803,292
Net assets	$124,228,442
Net assets consist of
Paid-in capital	$144,519,271
Total distributable earnings (loss)	(20,290,829)
Net assets	$124,228,442
Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class R6 ($41,618 ÷ 5,000 shares)	$8.32
Class NAV ($124,186,824 ÷ 14,918,536 shares)	$8.32

50	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF OPERATIONS For the period ended 10-31-20[1]

Investment income
Dividends	$667,269
Interest	340,093
Less foreign taxes withheld	(30,329)
Total investment income	977,033
Expenses
Investment management fees	1,148,168
Accounting and legal services fees	23,028
Transfer agent fees	5
Trustees’ fees	2,231
Custodian fees	87,848
State registration fees	29,280
Printing and postage	19,676
Professional fees	292,970
Other	29,885
Total expenses	1,633,091
Less expense reductions	(8,044)
Net expenses	1,625,047
Net investment loss	(648,014)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(17,652,165)
Futures contracts	(15,802,779)
Forward foreign currency contracts	(353,428)
Swap contracts	5,396,568
(28,411,804)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,477,960
Futures contracts	870,800
Forward foreign currency contracts	671,270
Swap contracts	657,097
3,677,127
Net realized and unrealized loss	(24,734,677)
Decrease in net assets from operations	$(25,382,691)

[1]	Period from 12-18-19 (commencement of operations) to 10-31-20.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	51

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-20[1]
Increase (decrease) in net assets
From operations
Net investment loss	$(648,014)
Net realized loss	(28,411,804)
Change in net unrealized appreciation (depreciation)	3,677,127
Decrease in net assets resulting from operations	(25,382,691)
Distributions to shareholders
From earnings
Class R6	(18)
Class NAV	(55,989)
Total distributions	(56,007)
From fund share transactions	149,667,140
Total increase	124,228,442
Net assets
Beginning of period	—
End of period	$124,228,442

[1]	Period from 12-18-19 (commencement of operations) to 10-31-20.

52	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period ended 10-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on investments	(1.64)
Total from investment operations	(1.68)
Less distributions
From net investment income	— [3]
Net asset value, end of period	$8.32
Total return (%)[4]	(16.77)[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44 [7]
Expenses including reductions	1.43 [7]
Net investment loss	(0.57)[7]
Portfolio turnover (%)	318

[1]	Period from 12-18-19 (commencement of operations) to 10-31-20.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	53

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

CLASS NAV SHARES	Period ended 10-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on investments	(1.64)
Total from investment operations	(1.68)
Less distributions
From net investment income	— [3]
Net asset value, end of period	$8.32
Total return (%)[4]	(16.67)[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$124
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43 [6]
Expenses including reductions	1.42 [6]
Net investment loss	(0.57)[6]
Portfolio turnover (%)	318

[1]	Period from 12-18-19 (commencement of operations) to 10-31-20.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Annualized.

54	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to consolidated financial statements

Note 1 — Organization

John Hancock Alternative Risk Premia Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term positive absolute returns.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Consolidated statement of assets and liabilities. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund commenced operations on December 18, 2019.

Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock Alternative Risk Premia Offshore Subsidiary Fund, Ltd. (the subsidiary), a Cayman Islands exempted company which was incorporated on January 4, 2019, a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Unigestion (UK) Limited, (the subadvisor), under the supervision of John Hancock Investment Management LLC (the Advisor). The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in the subsidiary. The subsidiary acts as an investment vehicle for the fund to enable the fund to obtain its commodity exposure by investing in commodity-linked derivative instruments. As of October 31, 2020, the net assets of the subsidiary were $28,038,708 representing 22.6% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Consolidated Fund’s investments includes positions of the fund and the subsidiary.

The subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the subsidiary intends to invest directly in physical commodities. The subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Note 2 — Significant accounting policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	55

valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

56	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

The following is a summary of the values by input classification of the Consolidated Fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$1,399,597	—	$1,399,597	—
Canada	1,526,696	$1,526,696	—	—
Chile	95,100	—	95,100	—
China	64,585	—	64,585	—
Denmark	122,326	—	122,326	—
Ireland	331,772	331,772	—	—
Israel	147,287	147,287	—	—
Japan	2,779,065	—	2,779,065	—
Norway	134,939	—	134,939	—
Singapore	107,620	—	107,620	—
Sweden	946,059	—	946,059	—
United Kingdom	1,110,291	146,910	963,381	—
United States	8,034,644	8,034,644	—	—
Preferred securities	87,552	—	87,552	—
Short-term investments	14,992,868	—	14,992,868	—
Total investments in securities	$31,880,401	$10,187,309	$21,693,092	—
Derivatives:
Assets
Futures	$1,998,366	$1,827,509	$170,857	—
Forward foreign currency contracts	1,337,411	—	1,337,411	—
Swap contracts	2,167,973	—	2,167,973	—
Liabilities
Futures	(1,127,566)	(1,124,285)	(3,281)	—
Forward foreign currency contracts	(666,141)	—	(666,141)	—
Swap contracts	(1,427,091)	—	(1,427,091)	—

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	57

until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Consolidated statement of operations. For the period ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the period ended October 31, 2020 were $2,875.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

58	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2020, the fund has a short-term capital loss carryforward of $13,812,675 and a long-term capital loss carryforward of $6,429,135 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the period ended October 31, 2020 was as follows:

October 31, 2020
Ordinary income	$56,007

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s consolidated financial statements as a return of capital.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, net operating losses, foreign currency transactions, derivative transactions and investments in passive foreign investment companies.

Net income and realized gains from investments held by the subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the subsidiary in any taxable year, the loss will generally not be available to offset the fund’s ordinary income and/or capital gains for that year.

Note 3 — Derivative instruments

The fund or its subsidiary may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	59

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund or its subsidiary may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Consolidated Fund’s investments, or if cash is posted, on the Consolidated statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund or the subsidiary is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund or the subsidiary is detailed in the Consolidated statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Consolidated Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the period ended October 31, 2020, the fund or the subsidiary used futures contracts to gain exposure to treasuries market, foreign bond market, foreign currency and certain securities markets. The fund and its subsidiary held futures contracts with USD notional values ranging from $145.6 million to $249.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded

60	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended October 31, 2020, the fund used forward foreign currency contracts to gain exposure to currencies. The fund held forward foreign currency contracts with USD notional values ranging from $104.8 million to $337.6 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Consolidated statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps — Buyer

During the period ended October 31, 2020, the fund used credit default swap contracts as a buyer to gain exposure to a security or credit index. The fund held credit default swaps with total USD notional amounts ranging from $3.7 million to $64.1 million, as measured at each quarter end.

Credit default swaps — Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	61

into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the period ended October 31, 2020, the fund used credit default swap contracts as a seller to gain exposure to a security or credit index. The fund held credit default swaps with total USD notional amounts ranging from $9.5 million to $61.6 million, as measured at each quarter end.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the period ended October 31, 2020, the fund used total return swaps to gain exposure to an underlying asset. The fund held total return swaps with total USD notional amounts ranging from $36.6 million to $64.3 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund and its subsidiary at October 31, 2020 by risk category:

Risk	Consolidated statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures	$477,263	$(374,328)
Currency	Receivable/payable for futures variation margin	Futures	152,458	(262,880)
Equity	Receivable/payable for futures variation margin	Futures	1,368,645	(490,358)
		Forward foreign
	Unrealized appreciation / depreciation on forward	currency
Currency	foreign currency contracts	contracts	1,337,411	(666,141)
		Credit default
Credit	Swap contracts, at value	swaps	518,873	(654,757)
		Total return
Equity	Swap contracts, at value	swaps	1,649,100	(772,334)
			$5,503,750	$(3,220,798)

62	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

For financial reporting purposes, the fund and its subsidiary do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Consolidated statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$1,337,411	$(666,141)
Swap contracts	2,167,973	(1,427,091)
Totals	$3,505,384	$(2,093,232)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty [1]	Collateral Posted by Fund [1]	Net Exposure
BNP Paribas	$789,514	—	—	$789,514
JPMorgan Chase Bank, N.A.	(266,247)	—	$266,247	—
UBS AG	888,885	—	—	888,885
Totals	$1,412,152	—	$266,247	$1,678,399

1 Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.

Effect of derivative instruments on the Consolidated statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2020:

	Consolidated statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(5,416,861)	—	—	$(5,416,861)
Currency	(1,470,210)	$(353,428)	—	(1,823,638)
Credit	—	—	$(373,461)	(373,461)
Equity	(8,915,708)	—	5,770,029	(3,145,679)
Total	$(15,802,779)	$(353,428)	$5,396,568	$(10,759,639)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2020:

	Consolidated statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$102,935	—	—	$102,935
Currency	(110,422)	$671,270	—	560,848
Credit	—	—	$(219,669)	(219,669)
Equity	878,287	—	876,766	1,755,053
Total	$870,800	$671,270	$657,097	$2,199,167

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	63

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

The Advisor serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.000% of the first $500 million of the fund’s average daily net assets; (b) 0.950% of the next $500 million of the fund’s average daily net assets; (c) 0.900% of the next $500 million of the fund’s average daily net assets and (d) when average net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.900% on all net assets. The Advisor has a subadvisory agreement with the subadvisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor provides investment management and other services to the subsidiary. The Advisor does not receive separate compensation from the subsidiary for providing investment management or administrative services. However, the fund pays the Advisor based on the fund’s net assets, which include the assets of the subsidiary.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the period ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class R6	$3
Class NAV	8,041
Total	$8,044

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2020, were equivalent to a net annual effective rate of 0.99% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the period ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

64	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2020 were as follows:

Class	Transfer agent fees
Class R6	$5

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2020 were as follows:

	Period ended 10-31-20[1]

	Shares	Amount
Class R6 shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
Class NAV shares
Sold	15,925,769	$158,503,058
Distributions reinvested	5,627	55,989
Repurchased	(1,012,860)	(8,941,907)
Net increase	14,918,536	$149,617,140
Total net increase	14,923,536	$149,667,140

1 Period from 12-18-19 (commencement of operations) to 10-31-20.

Affiliates of the fund owned 100% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $119,086,780 and $88,372,684, respectively, for the period ended October 31, 2020.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	65

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 100.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	21.3%
John Hancock Funds II Alternative Asset Allocation	21.2%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	20.5%
John Hancock Funds II Multimanager 2025 Lifetime Portfolio	6.9%
John Hancock Funds II Multimanager 2030 Lifetime Portfolio	6.8%
John Hancock Funds II Multimanager 2035 Lifetime Portfolio	5.2%

Note 9 — LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Note 10 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

Note 11 — New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

66	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Alternative Risk Premia Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated fund’s investments, of John Hancock Alternative Risk Premia Fund and its subsidiary (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period December 18, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period December 18, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	67

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

68	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section1 describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Unigestion (UK) Limited (the Subadvisor), for John Hancock Alternative Risk Premia Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic2 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance information for a peer group of similar funds, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. The Board considered certain of this information when it initially considered the fund’s Agreements at its June 24-26, 2019 meeting. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1The fund invests in a wholly owned subsidiary of the fund organized as a company under the laws of the Cayman Islands, John Hancock Alternative Risk Premia Offshore Subsidiary Fund Ltd. (the “Cayman Subsidiary”). The Cayman Subsidiary has separate, equivalent agreements with the Advisor and Subadvisor. Neither the Advisor or the Subadvisor is entitled to additional compensation under its separate agreements with the Cayman Subsidiary.

2On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	69

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

70	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that because the fund recently commenced investment operations, it was not practicable to make meaningful performance comparisons to other funds. Nevertheless, the Board reviewed data provided by management and noted the fund’s performance since January 1, 2020, as well as the performance of the fund’s benchmark and peer group. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate. The Board noted the relatively recent inception period of the fund.

Fees and expenses. The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	71

(a)	reviewed financial information of the Advisor;

(b)	received and reviewed profitability information with respect to the John Hancock Fund Complex;

(c)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(d)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;

(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(j)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

72	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	73

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate, and that the fund has a very limited performance history;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

74	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012		196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	75

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008		196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

76	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009		196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since	[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017		196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	77

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

78	JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND | ANNUAL REPORT

More information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Unigestion (UK) Limited

Portfolio Managers

Olivier Blin

Joan Lee, CFA

Jérôme Teiletche

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE RISK PREMIA FUND	79

Protect yourself by using eDelivery

Signing up for the electronic delivery of your statements and other financial publications is a great way to help protect your privacy. eDelivery provides you with secure, instant access to all of your statements in one convenient location.

BENEFITS OF EDELIVERY

◾	Added security: Password protection helps you safely retrieve documents online
◾	Save time: Receive instant email notification once statements are available
◾	Reduce clutter: View documents online to reduce the amount of paper for filing, shredding, or recycling	jhinvestments.com/login

SIGN UP FOR EDELIVERY TODAY!

Direct shareholders

If you receive statements directly through John Hancock Investment Management and would like to participate in eDelivery, go to jhinvestments.com/login. To log in to your account, click on the “Log in” button on the page’s top right corner. In the “Access your investments account” area, go to the “Individual retirement or mutual fund account” section and select the option that applies to you. Please be aware that you may be required to provide your account number and certain personal account information.

You may revoke your consent at any time by simply visiting jhinvestments.com/login and following the instructions above. You may also revoke consent by calling 800-225-5291 or by writing to us at the following address: John Hancock Signature Services, P.O. Box 219909, Kansas City, MO 64121-9909. We reserve the right to deliver documents to you on paper at any time should the need arise.

Brokerage account shareholders

If you receive statements directly from your bank or broker and would like to participate in eDelivery, go to icsdelivery/live or contact your financial representative.

Not part of the shareholder report

Get your questions answered by using our shareholder resources

ONLINE

◾	Visit jhinvestments.com to access a range of resources for individual investors, from account details and fund information to forms and our latest insight on the markets and economy.
◾	Use our Fund Compare tool to compare thousands of funds and ETFs across dozens of risk and performance metrics—all powered by Morningstar.
◾	Visit our online Tax Center, where you’ll find helpful taxpayer resources all year long, including tax forms, planning guides, and other fund-specific information.
◾	Follow us on Facebook, Twitter, and LinkedIn to get the latest updates on the markets and what’s trending now.

BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ∎ Member FINRA, SIPC

200 Berkeley Street ∎ Boston, MA 02116-5010 ∎ 800-225-5291 ∎ jhinvestments.com

This report is for the information of the shareholders of John Hancock Alternative Risk Premia Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399305	47A 10/20
12/2020

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2020 and 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2020	October 31, 2019
John Hancock Seaport Long/Short Fund	$110,407	$100,525
John Hancock Balanced Fund	$45,536	$41,751
John Hancock Global Thematic Opportunities Fund	$45,393	$46,285
John Hancock Diversified Macro Fund	$65,385	$56,028
John Hancock Alternative Risk Premia Fund	$133,414	N/A
John Hancock Fundamental Large Cap Core Fund	$40,115	$40,088
John Hancock Disciplined Value International Fund	$53,926	$54,376
John Hancock ESG Large Cap Core Fund	$42,972	$37,765
John Hancock International Dynamic Growth Fund	$45,393	$42,725
John Hancock ESG International Equity Fund	$53,696	$53,296
John Hancock ESG All Cap Core Fund	$35,963	$29,962
John Hancock Emerging Markets Equity Fund	$42,972	$40,876

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and merger related fees.

Fund	October 31, 2020	October 31, 2019
John Hancock Seaport Long/Short Fund	$604	$616
John Hancock Balanced Fund	$604	$616
John Hancock Global Thematic Opportunities Fund	$604	$616
John Hancock Diversified Macro Fund	$604	$612
John Hancock Alternative Risk Premia Fund	$604	$616
John Hancock Fundamental Large Cap Core Fund	$604	$616
John Hancock Disciplined Value International Fund	$10,334	$616

John Hancock ESG Large Cap Core Fund	$604	$616
John Hancock International Dynamic Growth Fund	$604	$616
John Hancock ESG International Equity Fund	$604	$616
John Hancock ESG All Cap Core Fund	$604	$616
John Hancock Emerging Markets Equity Fund	$604	$616

In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,000 and $116,467 for the fiscal years ended October 31, 2020 and 2019, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2020	October 31, 2019
John Hancock Seaport Long/Short Fund	$3,914	$3,914
John Hancock Balanced Fund	$3,837	$5,337
John Hancock Global Thematic Opportunities Fund	$4,403	$4,403
John Hancock Diversified Macro Fund	$8,837	$3,837
John Hancock Alternative Risk Premia Fund	$8,914	N/A
John Hancock Fundamental Large Cap Core Fund	$3,837	$5,337
John Hancock Disciplined Value International Fund	$5,653	$5,903
John Hancock ESG Large Cap Core Fund	$5,087	$3,837
John Hancock International Dynamic Growth Fund	$4,403	$4,403
John Hancock ESG International Equity Fund	$4,403	$4,403
John Hancock ESG All Cap Core Fund	$3,837	$3,837
John Hancock Emerging Markets Equity Fund	$3,837	$3,837

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2020 and 2019 amounted to the following:

Fund	October 31, 2020	October 31, 2019
John Hancock Seaport Long/Short Fund	$89	$84
John Hancock Balanced Fund	$89	$84
John Hancock Global Thematic Opportunities Fund	$89	$84
John Hancock Diversified Macro Fund	$89	—
John Hancock Alternative Risk Premia Fund	$89	N/A
John Hancock Fundamental Large Cap Core Fund	$89	$84
John Hancock Disciplined Value International Fund	$89	$84
John Hancock ESG Large Cap Core Fund	$89	$84
John Hancock International Dynamic Growth Fund	$89	$84
John Hancock ESG International Equity Fund	$89	$84
John Hancock ESG All Cap Core Fund	$89	$84
John Hancock Emerging Markets Equity Fund	$89	$84

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for non- audit services rendered to the registrant and rendered to the registrant’s control affiliates for the fiscal years ended October 31, 2020 and 2019 amounted to the following:

Trust	October 31, 2020	October 31, 2019
John Hancock Investment Trust	$1,179,805	$1,011,093

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

James M. Oates

Frances G. Rathke

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 17, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 17, 2020